UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07076

Wilshire Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

Wilshire Mutual Funds, Inc.

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz

Wilshire Advisors LLC

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Name and address of agent for service)

(310) 451-3051

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

(a)

Wilshire Mutual Funds, Inc.

SEMI-ANNUAL REPORT

(Unaudited)

Large Company Growth Portfolio

Large Company Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Wilshire 5000 Indexsm Fund

Wilshire International Equity Fund

Wilshire Income Opportunities Fund

June 30, 2021 http://advisor.wilshire.com

Wilshire Mutual Funds, Inc. Table of Contents

Letter to Shareholders	1
Commentary:
Large Company Growth Portfolio	6
Large Company Value Portfolio	9
Small Company Growth Portfolio	12
Small Company Value Portfolio	15
Wilshire 5000 IndexSM Fund	18
Wilshire International Equity Fund	21
Wilshire Income Opportunities Fund	25
Disclosure of Fund Expenses	28
Condensed Schedules of Investments:
Large Company Growth Portfolio	31
Large Company Value Portfolio	35
Small Company Growth Portfolio	39
Small Company Value Portfolio	41
Wilshire 5000 IndexSM Fund	43
Wilshire International Equity Fund	45
Wilshire Income Opportunities Fund	51
Statements of Assets and Liabilities	70
Statements of Operations	76
Statements of Changes in Net Assets	81
Financial Highlights:
Large Company Growth Portfolio	85
Large Company Value Portfolio	88
Small Company Growth Portfolio	90
Small Company Value Portfolio	92
Wilshire 5000 IndexSM Fund	94
Wilshire International Equity Fund	96
Wilshire Income Opportunities Fund	100
Notes to Financial Statements	104
Additional Fund Information	145
Board Approval of Subadvisory Agreement	147
Privacy Statement	150

This report is for the general information of the shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund. Its use in connection with any offering of a Portfolio’s shares is authorized only if accompanied or preceded by the Portfolio’s current prospectus.

Wilshire Mutual Funds, Inc. are distributed by Compass Distributors, LLC.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited)

Dear Wilshire Mutual Fund Shareholder:

We are pleased to present this semi-annual report to all shareholders of the Wilshire Mutual Funds (the “Funds”). This report covers the period from January 1, 2021 to June 30, 2021, for all share classes of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund.

Market Environment

U.S. Equity Market

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, was up 15.45% for the first half of 2021. All eleven sectors were in positive territory, with Energy (+48.58%) and Financials (+26.00%) representing the best performing sectors. The only sector with low single digit performance during the period was Utilities (+2.61%%), which represents a relatively small segment of the U.S. market, with a weight of 2.3%. From a size perspective, large-cap underperformed small-cap during the quarter. Style-based results favored value as both large and small value outperformed their counterparts - large-growth and small value.

Inflation continues to accelerate in 2021, and it is unclear as to whether this is the beginning of a persistent trend or one effect of a rapidly reopening economy. U.S. Consumer Price Index is up 6.5% (annualized) year to date through May 2021, largely due to a spike in energy prices, with oil up more than 50%. Though not typically large contributors to overall inflation, used car and truck prices, which were up 10% in April and another 7% in May, provide some evidence of potentially transitory spikes. The Output Gap, or the difference between actual and potential economic growth, can provide a much broader read on inflationary pressures. Currently, however, the lingering impact of the COVID-19 economic shutdowns has the U.S. still running well below potential, which may assist in supporting the Fed’s current patience in the face of rising inflation risks.

International Equity Market

Equity markets outside of the U.S. also enjoyed a strong 6 month period, with developed markets leading emerging markets. Economic conditions are rapidly improving in the U.K., led by the services sector as retail and hospitality businesses are benefitting from an economy that has almost totally reopened. Unfortunately, after a surge in the Delta variant of COVID-19 that was originally discovered in India, Prime Minister Boris Johnson of the U.K. delayed lifting the final restrictions, originally due to expire on June 21. Conditions in Germany, Europe’s largest economy, are also improving as pandemic-related restrictions are being lifted. Both the U.K. and Germany are facing accelerating inflation but, like in the U.S., central bankers are remaining patient with accommodative short-term policy rates. China, the world’s second largest economy, continues to achieve accelerating growth. However, the country’s exporting business, a major economic driver, should face increased global competition as economies continue to reopen.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

Bond Market

The U.S. Treasury yield curve was down across most maturities at the end of the second half after a significant increase during the first quarter. The 10-year Treasury yield ended the first half of 2021 at 1.46%, up 55 basis points from January. The Federal Open Market Committee met twice during the second quarter, as scheduled, with no change to the overnight rate. Credit spreads continued to tighten during the first half of the year, boosting investment grade and high yield returns. During the first half of 2021, the Bloomberg Barclays U.S Aggregate Bond Index, Bloomberg Barclays U.S. Credit Index and Bloomberg Barclays U.S. Corporate High Yield Index returned -1.60%, -1.28%, and 3.62%, respectively.

Fund Performance Review

The Wilshire Large Company Growth Portfolio - Institutional Class returned 13.53%, outperforming the Russell 1000 Growth Index return of 12.99% by 0.54%. The Wilshire Large Company Value Portfolio - Institutional Class returned 17.74%, outperforming the Russell 1000 Value Index return of 17.05% by 0.69%. The Wilshire Small Company Growth Portfolio - Institutional Class returned 12.65%, outperforming the Russell 2000 Growth Index return of 8.98% by 3.67%. The Wilshire Small Company Value Portfolio - Institutional Class returned 26.15%, underperforming the Russell 2000 Value Index return of 26.69% by -0.54%. The Wilshire International Equity Fund - Institutional Class returned 12.13%, outperforming the MSCI All Country World ex USA Investable Market Index return of 9.58% by 2.55%. The Wilshire Income Opportunities Fund - Institutional Class returned 1.08%, outperforming the Bloomberg Barclay US Universal Index return of -1.15% by 2.23%.

We are pleased with the Portfolios’ performance through the first half of 2021, and we are confident that each Portfolio is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Advisors.

Sincerely,

Jason Schwarz
President, Wilshire Mutual Funds

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

DISCLOSURES:

This report must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Portfolios and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Sector allocations are subject to change.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods less than one year, performance is cumulative. For performance data current to the most recent month-end please call 1-866-591-1568.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility.

Investing involves risk including loss of principal. This report identifies each Portfolio’s investments on June 30, 2020. These holdings are subject to change. Not all investments in each Portfolio performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI ACWI ex USA Index is an equity index which captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the U.S) and 26 Emerging Markets countries. With 2,370 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The MSCI ACWI ex USA Investable Market Index is an equity index which captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. With 6,434 constituents, the index covers approximately 99% of the global equity opportunity set outside the US.

MSCI Emerging Markets Index is an equity index which captures large and mid-cap representation across 26 Emerging Markets countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

The Wilshire 5000 Total Market Index is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

The Wilshire US Large-Cap Index is a benchmark of the large-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Index is a float-adjusted, market capitalization- weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Small-Cap Index is a benchmark of the small-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Small-Cap is a float-adjusted, market capitalization-weighted index of the issues ranked between 750 and 2,500 by market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Growth Index is a benchmark of the large-sized growth (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Growth is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Value Index is a benchmark of the large-sized value (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Value is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

The Bloomberg Barclays U.S. Corporate High Yield Index measures the US dollar-denominated, high yield, fixed-rate, corporate bond market.

Bloomberg Barclay U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Russell 1000® Growth Index: Measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: Measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Mortgaged-Backed Securities are bonds secured by residential and other real estate loans.

Agency Residential Mortgaged-Backed Securities is residential mortgaged-backed securities for which a U.S. government entity guarantees payment of principal and interest to holders of securities.

Commercial Mortgage-Backed Securities are bonds secreted by commercial and multifamily mortgages.

Asset-Backed Securities are financial securities back by income-generating assets such as loans, leases, credit card balances, or receivables.

A basis point is one hundredth of a percent or equivalently one percent of one percent.

Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Large Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	13.35%
One Year Ended 6/30/21	40.35%
Five Years Ended 6/30/21	20.80%
Ten Years Ended 6/30/21	15.24%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	13.53%
One Year Ended 6/30/21	40.80%
Five Years Ended 6/30/21	21.18%
Ten Years Ended 6/30/21	15.61%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/21*	12.99%
One Year Ended 6/30/21	42.50%
Five Years Ended 6/30/21	23.66%
Ten Years Ended 6/30/21	17.87%

On July 21, 2020, the Large Company Growth Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not Annualized
(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021 was 1.31% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021 was 1.30% for Investment Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% of average daily net assets for Investment Class Shares until April 30, 2022.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 15.45% for the first half of the year. Global securities markets continued to trend higher during the first 6 months of the year, benefiting from the reopening of global economies and higher earnings growth, particularly in the U.S. Global economic data pointed to a continuation of the recovery in the first quarter, leading some economists to upgrade forecasts of global growth. At the same time, investor sentiment has been gradually shifting, as enthusiasm regarding the early cycle recovery has started to wane, and concerns about peaking economic growth in the U.S. began to surface.

The U.S. economy grew at an annualized rate of 6.5% in the second quarter, falling short of expectations, primarily due to a decline in inventories and less government spending. On the other hand, personal consumption remains strong, with spending on services surging during the second quarter despite a material decline in the demand for goods.

For the first half of the year, large capitalization stocks underperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning 15.10% versus 18.92% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks lagged value equities during the period, with Wilshire U.S. Large-Cap Growth IndexSM returning 14.06% versus 15.43% for the Wilshire U.S. Large-Cap Value IndexSM.

Sector returns for the Wilshire 5000 Total Market Index were generally positive for the first half of the year. Energy (+48.58%) and Financials (+26.00%) were the best performing sectors while Consumer Staples (+5.64%) and Utilities (+2.61%) were the largest laggards.

Real estate securities were up during the second quarter in both the U.S. and abroad. Gains by sector were generally broad based, with Retail Real Estate Investment Trust (“REITs”) (+16%) and Residential REITs (+14%) leading the market. Commodity results were positive for the quarter as crude oil was up 24.2% to $73.47 per barrel. Oil prices are now back above pre-COVID levels, up +20% (cumulative) since year-end 2019. Natural gas prices were up 40.0% during the second quarter, ending at $3.65 per million British Thermal Units, the highest level since January 2019. Midstream energy surged for the third consecutive quarter while the broader infrastructure segment was also positive. Finally, gold prices rebounded 3.4% and finished at approximately $1,772 per troy ounce.

The Wilshire Large Company Growth Portfolio - Institutional Class returned 13.53% in the first six months of 2021, outperforming the Russell 1000 Growth Index return of 12.99% by 0.54%. Stock selection within Healthcare and Consumer Discretionary detracted from performance. Overweight to Industrials and underweight to Real Estate were the top two detractors from sector allocation perspective. Conversely, security selection within Information Technology as well as overweight exposure to Consumer Services contributed positively to relative performance.

We are pleased with the Portfolio’s recent relative outperformance for the first half of the year and believe that the Portfolio is well positioned going into 2021 as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2021)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Information Technology	41.0%
Consumer Discretionary	17.2%
Communication Services	16.8%
Health Care	10.7%
Industrials	7.6%
Financials	3.3%
Consumer Staples	2.4%
Energy	0.6%
Materials	0.3%
Real Estate	0.1%

Large Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	17.47%
One Year Ended 6/30/21	46.82%
Five Years Ended 6/30/21	10.73%
Ten Years Ended 6/30/21	9.76%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	17.74%
One Year Ended 6/30/21	47.33%
Five Years Ended 6/30/21	11.01%
Ten Years Ended 6/30/21	10.05%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/21*	17.05%
One Year Ended 6/30/21	43.68%
Five Years Ended 6/30/21	11.87%
Ten Years Ended 6/30/21	11.61%

On July 21, 2020, the Large Company Value Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not Annualized
(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s total expense ratio per the prospectus dated 4/30/2021 was 1.32% for Investment Class Shares.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 15.45% for the first half of the year. Global securities markets continued to trend higher during the first 6 months of the year, benefiting from the reopening of global economies and higher earnings growth, particularly in the U.S. Global economic data pointed to a continuation of the recovery in the first quarter, leading some economists to upgrade forecasts of global growth. At the same time, investor sentiment has been gradually shifting, as enthusiasm regarding the early cycle recovery has started to wane, and concerns about peaking economic growth in the U.S. began to surface.

The U.S. economy grew at an annualized rate of 6.5% in the second quarter, falling short of expectations, primarily due to a decline in inventories and less government spending. On the other hand, personal consumption remains strong, with spending on services surging during the second quarter despite a material decline in the demand for goods.

For the first half of the year, large capitalization stocks underperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning 15.10% versus 18.92% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks lagged value equities during the period, with Wilshire U.S. Large-Cap Growth IndexSM returning 14.06% versus 15.43% for the Wilshire U.S. Large-Cap Value IndexSM.

Sector returns for the Wilshire 5000 Total Market Index were generally positive for the first half of the year. Energy (+48.58%) and Financials (+26.00%) were the best performing sectors while Consumer Staples (+5.64%) and Utilities (+2.61%) were the largest laggards.

Real estate securities were up during the second quarter in both the U.S. and abroad. Gains by sector were generally broad based, with Retail Real Estate Investment Trust (“REITs”) (+16%) and Residential REITs (+14%) leading the market. Commodity results were positive for the quarter as crude oil was up 24.2% to $73.47 per barrel. Oil prices are now back above pre-COVID levels, up +20% (cumulative) since year-end 2019. Natural gas prices were up 40.0% during the second quarter, ending at $3.65 per million British Thermal Units, the highest level since January 2019. Midstream energy surged for the third consecutive quarter while the broader infrastructure segment was also positive. Finally, gold prices rebounded 3.4% and finished at approximately $1,772 per troy ounce.

The Wilshire Large Company Value Portfolio - Institutional Class returned 17.74% during the first six months of 2021, outperforming the Russell 1000 Value Index return of 17.05% by 0.69%. From a sector allocation perspective, underweight exposure to Real Estate and Information Technology detracted from relative perspective. Stock selection within Energy detracted from performance as well. Conversely, underweight exposure to Utilities and Communication Service along with stock selection within Consumer Discretionary and Communication Services contributed positively to relative performance.

We are pleased with the Portfolio’s recent relative outperformance for the first half of the year and believe that the Portfolio is well positioned going into 2021 as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2021)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Financials	21.0%
Information Technology	18.6%
Industrials	14.9%
Health Care	10.5%
Consumer Discretionary	9.8%
Consumer Staples	6.2%
Materials	5.9%
Communication Services	5.0%
Energy	4.7%
Utilities	2.5%
Real Estate	0.9%

Small Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	12.51%
One Year Ended 6/30/21	50.33%
Five Years Ended 6/30/21	17.42%
Ten Years Ended 6/30/21	13.52%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	12.65%
One Year Ended 6/30/21	50.72%
Five Years Ended 6/30/21	17.71%
Ten Years Ended 6/30/21	13.81%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/21*	8.98%
One Year Ended 6/30/21	51.36%
Five Years Ended 6/30/21	18.76%
Ten Years Ended 6/30/21	13.52%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not Annualized
(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021 was 1.63% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021 was 1.35% for Investment Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares until April 30, 2022.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 15.45% for the first half of the year. Global securities markets continued to trend higher during the first 6 months of the year, benefiting from the reopening of global economies and higher earnings growth, particularly in the U.S. Global economic data pointed to a continuation of the recovery in the first quarter, leading some economists to upgrade forecasts of global growth. At the same time, investor sentiment has been gradually shifting, as enthusiasm regarding the early cycle recovery has started to wane, and concerns about peaking economic growth in the U.S. began to surface.

The U.S. economy grew at an annualized rate of 6.5% in the second quarter, falling short of expectations, primarily due to a decline in inventories and less government spending. On the other hand, personal consumption remains strong, with spending on services surging during the second quarter despite a material decline in the demand for goods.

For the first half of the year, large capitalization stocks underperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning 15.10% versus 18.92% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks lagged value equities during the period, with Wilshire U.S. Large-Cap Growth IndexSM returning 14.06% versus 15.43% for the Wilshire U.S. Large-Cap Value IndexSM.

Sector returns for the Wilshire 5000 Total Market Index were generally positive for the first half of the year. Energy (+48.58%) and Financials (+26.00%) were the best performing sectors while Consumer Staples (+5.64%) and Utilities (+2.61%) were the largest laggards.

Real estate securities were up during the second quarter in both the U.S. and abroad. Gains by sector were generally broad based, with Retail Real Estate Investment Trust (“REITs”) (+16%) and Residential REITs (+14%) leading the market. Commodity results were positive for the quarter as crude oil was up 24.2% to $73.47 per barrel. Oil prices are now back above pre-COVID levels, up +20% (cumulative) since year-end 2019. Natural gas prices were up 40.0% during the second quarter, ending at $3.65 per million British Thermal Units, the highest level since January 2019. Midstream energy surged for the third consecutive quarter while the broader infrastructure segment was also positive. Finally, gold prices rebounded 3.4% and finished at approximately $1,772 per troy ounce.

The Wilshire Small Company Growth Portfolio - Institutional Class returned 12.65% during the first six months of 2021, outperforming the Russell 2000 Growth Index return of 8.98% by 3.67%. Stock selection within Materials and Consumer Staples weighed on result. Conversely, stock selection within Healthcare and Consumer Discretionary meaningfully contributed to relative performance. Underweight to Healthcare also aided performance.

We are pleased with the Portfolio’s recent relative outperformance for the first half of the year and believe that the Portfolio is well positioned going into 2021 as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2021)

†	Based on the percent of Portfolio’s total investments in securities at value.

Small Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	25.97%
One Year Ended 6/30/21	70.28%
Five Years Ended 6/30/21	11.02%
Ten Years Ended 6/30/21	10.37%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	26.15%
One Year Ended 6/30/21	70.73%
Five Years Ended 6/30/21	11.29%
Ten Years Ended 6/30/21	10.70%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/21*	26.69%
One Year Ended 6/30/21	73.28%
Five Years Ended 6/30/21	13.62%
Ten Years Ended 6/30/21	10.85%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not Annualized
(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021 was 1.84% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021 was 1.35% for Investment Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares until April 30, 2022.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 15.45% for the first half of the year. Global securities markets continued to trend higher during the first 6 months of the year, benefiting from the reopening of global economies and higher earnings growth, particularly in the U.S. Global economic data pointed to a continuation of the recovery in the first quarter, leading some economists to upgrade forecasts of global growth. At the same time, investor sentiment has been gradually shifting, as enthusiasm regarding the early cycle recovery has started to wane, and concerns about peaking economic growth in the U.S. began to surface.

The U.S. economy grew at an annualized rate of 6.5% in the second quarter, falling short of expectations, primarily due to a decline in inventories and less government spending. On the other hand, personal consumption remains strong, with spending on services surging during the second quarter despite a material decline in the demand for goods.

For the first half of the year, large capitalization stocks underperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning 15.10% versus 18.92% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks lagged value equities during the period, with Wilshire U.S. Large-Cap Growth IndexSM returning 14.06% versus 15.43% for the Wilshire U.S. Large-Cap Value IndexSM.

Sector returns for the Wilshire 5000 Total Market Index were generally positive for the first half of the year. Energy (+48.58%) and Financials (+26.00%) were the best performing sectors while Consumer Staples (+5.64%) and Utilities (+2.61%) were the largest laggards.

Real estate securities were up during the second quarter in both the U.S. and abroad. Gains by sector were generally broad based, with Retail Real Estate Investment Trust (“REITs”) (+16%) and Residential REITs (+14%) leading the market. Commodity results were positive for the quarter as crude oil was up 24.2% to $73.47 per barrel. Oil prices are now back above pre-COVID levels, up +20% (cumulative) since year-end 2019. Natural gas prices were up 40.0% during the second quarter, ending at $3.65 per million British Thermal Units, the highest level since January 2019. Midstream energy surged for the third consecutive quarter while the broader infrastructure segment was also positive. Finally, gold prices rebounded 3.4% and finished at approximately $1,772 per troy ounce.

The Wilshire Small Company Value Portfolio - Institutional Class returned 26.15% during the first six months of 2021, underperforming the Russell 2000 Value Index return of 26.69% by -0.54%. Overweight exposure to Financials and underweight exposure to Communication Services detracted from performance. Stock selection within Communication Services and Consumer Discretionary also weighed on relative performance. Conversely, Stock selection in Financial and Energy contributed positively. Overweight exposure to Consumer Discretionary, along with an underweight exposure to Utilities aided result.

Despite recent relative underperformance, we believe the Portfolio is well positioned going into 2021 as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2021)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire 5000 Indexsm Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	14.76%
One Year Ended 6/30/21	42.34%
Five Years Ended 6/30/21	17.07%
Ten Years Ended 6/30/21	13.99%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	14.91%
One Year Ended 6/30/21	42.76%
Five Years Ended 6/30/21	17.41%
Ten Years Ended 6/30/21	14.29%

WILSHIRE 5000 INDEXSM(1)

Average Annual Total Returns

Six Months Ended 6/30/21*	15.45%
One Year Ended 6/30/21	44.24%
Five Years Ended 6/30/21	17.96%
Ten Years Ended 6/30/21	14.76%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Portfolio shares.

*	Not Annualized
(1)

The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2021 was 0.62% for Investment Class Shares.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 15.45% for the first half of the year. Global securities markets continued to trend higher during the first 6 months of the year, benefiting from the reopening of global economies and higher earnings growth, particularly in the U.S. Global economic data pointed to a continuation of the recovery in the first quarter, leading some economists to upgrade forecasts of global growth. At the same time, investor sentiment has been gradually shifting, as enthusiasm regarding the early cycle recovery has started to wane, and concerns about peaking economic growth in the U.S. began to surface.

The U.S. economy grew at an annualized rate of 6.5% in the second quarter, falling short of expectations, primarily due to a decline in inventories and less government spending. On the other hand, personal consumption remains strong, with spending on services surging during the second quarter despite a material decline in the demand for goods.

For the first half of the year, large capitalization stocks underperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning 15.10% versus 18.92% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks lagged value equities during the period, with Wilshire U.S. Large-Cap Growth IndexSM returning 14.06% versus 15.43% for the Wilshire U.S. Large-Cap Value IndexSM.

Sector returns for the Wilshire 5000 Total Market Index were generally positive for the first half of the year. Energy (+48.58%) and Financials (+26.00%) were the best performing sectors while Consumer Staples (+5.64%) and Utilities (+2.61%) were the largest laggards.

Real estate securities were up during the second quarter in both the U.S. and abroad. Gains by sector were generally broad based, with Retail Real Estate Investment Trust (“REITs”) (+16%) and Residential REITs (+14%) leading the market. Commodity results were positive for the quarter as crude oil was up 24.2% to $73.47 per barrel. Oil prices are now back above pre-COVID levels, up +20% (cumulative) since year-end 2019. Natural gas prices were up 40.0% during the second quarter, ending at $3.65 per million British Thermal Units, the highest level since January 2019. Midstream energy surged for the third consecutive quarter while the broader infrastructure segment was also positive. Finally, gold prices rebounded 3.4% and finished at approximately $1,772 per troy ounce.

The Wilshire 5000 Index Fund - Institutional Class returned 14.91% during the first six months of 2021, underperforming the Wilshire 5000 Index return of 15.45% by -0.54%. Relative underperformance is mainly attributable to Fund expenses and is within the historical range.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2021)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire International Equity Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	11.95%
One Year Ended 6/30/21	41.70%
Five Years Ended 6/30/21	12.43%
Ten Years Ended 6/30/21	7.60%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	12.13%
One Year Ended 6/30/21	42.18%
Five Years Ended 6/30/21	12.72%
Ten Years Ended 6/30/21	7.87%

MSCI ALL COUNTRY WORLD EX-U.S. INVESTABLE
MARKET INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/21*	9.58%
One Year Ended 6/30/21	37.18%
Five Years Ended 6/30/21	11.20%
Ten Years Ended 6/30/21	5.65%

On April 2, 2013 and July 21, 2021, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021 was 1.69% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021 was 1.50% for Investment Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% of average daily net assets for Investment Class Shares until April 30, 2022.

*	Not Annualized
(1)

The MSCI ACWI ex-U.S. Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 23 Emerging Markets countries. The index covers approximately 99% of the global equity opportunity set outside the US. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

Outside of the United States, equity performance lagged its U.S. counterparts, with the MSCI All Country World ex USA Index returning 10.65% and MSCI Emerging Markets Index returning 18.31% for the year. Global equities continued to stage a tremendous rally in the fourth quarter, benefiting from optimism regarding the distribution of a COVID-19 vaccine. The economic recovery was aided by continued accommodative monetary policy including the European Central Bank expanding and extending its bond buying programs.

The Wilshire International Equity Fund - Institutional Class returned 12.13%, outperforming the MSCI All Country World ex USA Investable Market Index return of 9.58% by 2.55% during the first six months of 2021. Stock selection within most sectors were positive with Industrials and Information Technology contributing the most. Strong stock selection within U.S. contributed materially to relative performance. Conversely, stock selection within Energy and Financials weighed on result. Underweight to Canada and large overweight exposures to U.S. relative to the benchmark also detracted from performance.

We are pleased with the Fund’s recent relative outperformance for the first half of the year and believe that the Fund is well positioned going into 2021 as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2021)

†	Based on percent of the Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Japan	12.6%
Britain	7.7%
Switzerland	7.3%
Canada	6.6%
France	6.4%
Taiwan	6.3%
China	5.1%
Netherlands	4.4%
South Korea	3.8%
United States	3.7%
Germany	3.4%
Denmark	3.3%
Australia	3.2%
Sweden	3.2%
Ireland	2.5%
India	2.5%
Hong Kong	2.4%
Italy	2.0%
Brazil	1.9%
Spain	1.3%
Finland	1.3%
Singapore	1.2%
Russia	1.0%
Argentina	0.9%
United Kingdom	0.8%
South Africa	0.6%
Thailand	0.5%
Belgium	0.5%
United Arab Emirates	0.4%
Austria	0.4%
Czech Republic	0.4%
Israel	0.4%
Turkey	0.3%
Malaysia	0.3%
Luxembourg	0.2%
Poland	0.2%
Indonesia	0.1%
Mexico	0.1%
New Zealand	0.1%

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

Norway	0.1%
Malta	0.1%
Gibraltar	0.1%
Portugal	0.1%
Chile	0.1%
Saudi Arabia	0.1%
Egypt	0.1%
Mauritius	0.0%
Georgia	0.0%
Jersey	0.0%
Philippines	0.0%
Peru	0.0%
Guernsey	0.0%
Bermuda	0.0%
Hungary	0.0%
Isle Of Man	0.0%
Qatar	0.0%
Greece	0.0%
Republic of Korea	0.0%

Wilshire Income Opportunities Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	0.86%
One Year Ended 6/30/21	6.83%
Five Years Ended 6/30/21	3.86%
Inception (03/30/16) through 6/30/21	4.31%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/21*	1.08%
One Year Ended 6/30/21	7.09%
Five Years Ended 6/30/21	4.12%
Inception (03/30/16) through 6/30/21	4.53%

Bloomberg Barclays U.S. Universal Index(1)

Average Annual Total Returns

Six Months Ended 6/30/21*	-1.15%
One Year Ended 6/30/21	1.12%
Five Years Ended 6/30/21	3.48%
Inception (03/30/16) through 6/30/21	3.85%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Not Annualized
(1)

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg Barclays U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021 was 1.30% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021 was 1.16% for Investment Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.15% of average daily net assets for Investment Class Shares until April 30, 2022.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The Bloomberg Barclays US Aggregate Bond Index returned -1.60% for the first half of the year. The U.S. Treasury yield curve flattened during the second quarter with yields beyond a 3-year maturity falling and shorter-term rates generally rising. The 10-year Treasury yield ended the quarter at 1.47%, down 27 basis points from March. Credit spreads tightened, with the spread on the broad high yield market closing the quarter at 2.68%. The Federal Open Market Committee (FOMC) met twice during the second quarter, as scheduled, with no change to its overnight rate. Messaging has long been an important tool that the FOMC wields in delivering on its dual mandate of price stability and maximum employment. Economists are split, however, on interpreting the Fed’s current intentions. The FOMC recently opened the conversation on possible tapering of bond purchases and its median forecast for the future overnight rate moved from no change to a 0.5% increase – albeit in 2023. However, a week after the last meeting, Chair Jerome Powell indicated that the Fed would not raise rates “preemptively” on possible inflation fears.

Wilshire Income Opportunities Fund - Institutional Class returned 1.08%, outperforming the Bloomberg Barclay U.S. Universal Index return of -1.15% by 2.23%. During the first six months of 2021, exposures to U.S. Treasuries, Investment Grade corporate and Agency Residential Mortgaged-Backed Securities detracted from relative performance. Additionally, underweight to duration weighed on performance as U.S. Treasuries sold off during the first quarter. Conversely, overweight to securitized assets such as Commercial Mortgage-Backed Securities and Asset-Backed Securitie s as well as Emerging Market debt contributed positively for the period.

We are pleased with the Fund’s recent relative outperformance for the first half of the year and believe that the Fund is well positioned going into 2021 as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2021)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Portfolio. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Portfolios and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

The table on the next page illustrates the Portfolios’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolios at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Portfolios’ costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and assumed rate of return. It assumes that each Portfolio had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not each Portfolio’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Portfolios’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Mutual Funds, Inc. has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended June 30, 2021 (Unaudited)

	Beginning Account Value 01/01/2021	Ending Account Value 06/30/2021	Net Expense Ratio(1)	Expenses Paid During Period 01/01/2021- 06/30/2021(2)
Large Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,133.50	1.30%	$6.88
Institutional Class	$1,000.00	$1,135.30	0.98%	$5.19
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.35	1.30%	$6.51
Institutional Class	$1,000.00	$1,019.83	0.98%	$4.91
Large Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,174.70	1.31%	$7.06
Institutional Class	$1,000.00	$1,177.40	0.98%	$5.29
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.30	1.31%	$6.56
Institutional Class	$1,000.00	$1,019.93	0.98%	$4.91
Small Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,125.10	1.35%	$7.11
Institutional Class	$1,000.00	$1,126.50	1.10%	$5.80
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.10	1.35%	$6.76
Institutional Class	$1,000.00	$1,019.34	1.10%	$5.51
Small Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,259.70	1.35%	$7.56
Institutional Class	$1,000.00	$1,261.50	1.10%	$6.17
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.10	1.35%	$6.76
Institutional Class	$1,000.00	$1,019.34	1.10%	$5.51

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended June 30, 2021 (Unaudited)

	Beginning Account Value 01/01/2021	Ending Account Value 06/30/2021	Net Expense Ratio(1)	Expenses Paid During Period 01/01/2021- 06/30/2021(2)
Wilshire 5000 IndexSM Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,147.60	0.59%	$3.14
Institutional Class	$1,000.00	$1,149.10	0.30%	$1.60
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,021.87	0.59%	$2.96
Institutional Class	$1,000.00	$1,023.31	0.30%	$1.51
Wilshire International Equity Fund
Based on Actual Fund Return
Investment Class .	$1,000.00	$1,119.50	1.51%	$7.94
Institutional Class	$1,000.00	$1,121.30	1.26%	$6.63
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,017.31	1.51%	$7.55
Institutional Class	$1,000.00	$1,018.55	1.26%	$6.31
Wilshire Income Opportunities Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,008.60	1.15%	$5.73
Institutional Class	$1,000.00	$1,010.80	0.90%	$4.49
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,019.09	1.15%	$5.76
Institutional Class	$1,000.00	$1,020.33	0.90%	$4.51

(1)	Annualized, based on each Portfolio’s most recent fiscal half-year expenses.
(2)	Expenses are equal to each Portfolio’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments	June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 81.0% (a)
Communication Services — 13.6%
Alphabet, Inc. - Class A (b)	2,135	$5,213,222
Alphabet, Inc. - Class C (b)	4,169	10,448,848
Facebook, Inc. - Class A (b)	34,071	11,846,827
Genius Sports Ltd. - Class A (b)	59,102	1,109,345
Pinterest, Inc. - Class A (b)	17,432	1,376,256
Roku, Inc. - Class A (b)	3,294	1,512,770
The Walt Disney Co. (b)	15,334	2,695,257
Other Securities (b)(c)		4,986,705
		39,189,230
Consumer Discretionary — 13.9%
Alibaba Group Holding Ltd. (b)	14,737	3,342,057
Amazon.Com, Inc. (b)	4,936	16,980,630
Expedia Group, Inc. (b)	9,868	1,615,490
Lithia Motors, Inc. - Class A	3,897	1,339,165
Mgm Resorts International	37,649	1,605,730
Nike, Inc.	8,450	1,305,440
Starbucks Corp.	37,279	4,168,165
Tesla, Inc. (b)	3,075	2,090,078
Other Securities (b)(c)		7,662,492
		40,109,247
Consumer Staples — 1.9%
Monster Beverage Corp. (b)	29,456	2,690,806
Us Foods Holding Corp. (b)	31,039	1,190,656
Other Securities (b)(c)		1,729,505
		5,610,967
Energy — 0.5%
Schlumberger Nv	41,332	1,323,037
Other Securities (b)(c)		84,683
		1,407,720
Financials — 2.7%
Factset Research Systems, Inc.	3,204	1,075,294
S&P Global, Inc.	3,212	1,318,365
Sei Investments Co.	18,089	1,120,975
Other Securities (b)(c)		4,198,005
		7,712,639
Health Care — 8.6%
Danaher Corp.	6,838	1,835,046
Illumina, Inc. (b)	4,967	2,350,434

	Shares	Value
Intuitive Surgical, Inc. (b)	1,275	$1,172,541
Medtronic Plc	9,982	1,239,066
Novartis Ag	27,074	2,470,232
Regeneron Pharmaceuticals, Inc. (b)	3,769	2,105,137
Roche Holding Ag	41,415	1,946,091
Unitedhealth Group, Inc.	4,767	1,908,898
Other Securities (b)(c)		9,873,414
		24,900,859
Industrials — 6.2%
Deere & Co.	8,933	3,150,758
Expeditors International Of Washington, Inc.	19,895	2,518,707
The Boeing Co (b)	15,071	3,610,409
Transdigm Group, Inc. (b)	2,686	1,738,621
Other Securities (b)(c)		6,813,104
		17,831,599
Information Technology — 33.3%
Adobe, Inc. (b)	8,037	4,706,789
Apple, Inc.	79,697	10,915,301
Applied Materials, Inc.	26,703	3,802,507
Autodesk, Inc. (b)	12,861	3,754,126
Cisco Systems, Inc.	26,620	1,410,860
Intuit, Inc.	3,080	1,509,724
Microsoft Corp.	68,457	18,545,001
Nvidia Corp.	11,410	9,129,141
Oracle Corp.	44,231	3,442,941
Paypal Holdings, Inc. (b)	15,423	4,495,496
Qualcomm, Inc.	22,619	3,232,934
Salesforce.Com, Inc. (b)	20,478	5,002,161
Visa, Inc. - Class A	40,180	9,394,888
Workday, Inc. - Class A (b)	4,638	1,107,276
Other Securities (b)(c)		15,324,423
		95,773,568
Materials — 0.2%
Other Securities (b)(c)		639,100

Real Estate — 0.1%
Other Securities (b)(c)		163,361

Total Common Stocks (Cost $108,704,045)		233,338,290

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

Par Value	Value
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Notes — 0.2%
Other Securities (c)(d)
Total U.S. Treasury Obligations (Cost $505,456)	$504,141

AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.1%
Federal Home Loan Mortgage Corp. — 0.0% (e)
Other Securities (c)(d)(f)	87,909

Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.1%
Other Securities (c)(d)(f)	257,955
Total Agency Mortgage-Backed Obligations (Cost $319,381)	345,864

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.0%
Other Securities (c)(d)(f)(g)(h)	5,797,065
Total Non-Agency Mortgage-Backed Obligations (Cost $5,800,553)

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 0.1%
Other Securities (c)(d)(f)	181,793
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $190,922)

ASSET-BACKED SECURITIES — 1.5%
Other Securities (c)(d)(g)(h)	4,403,576
Total Asset Backed Securities (Cost $4,388,617)

COLLATERALIZED LOAN OBLIGATIONS — 1.4%
Other Securities (c)(d)(g)(h)	3,953,816
Total Collateralized Loan Obligations (Cost $3,947,963)

	Par Value	Value
CORPORATE BONDS — 3.2%
Basic Materials — 0.1%
Other Securities (c)(d)		$128,197

Communications — 0.2%
The Walt Disney Co. 2.200%, due 01/13/28 (d)	$68,000	70,380
Other Securities (c)(d)		545,370
		615,750
Consumer, Cyclical — 0.2%
Amazon.Com, Inc. 1.500%, due 06/03/30 (d)	100,000	97,927
Microsoft Corp. 2.400%, due 08/08/26 (d)	150,000	159,859
Other Securities (c)(d)		289,364
		547,150
Consumer, Non-cyclical — 0.7%
Oracle Corp. 2.950%, due 04/01/30 (d)	200,000	210,141
Other Securities (c)(d)		1,948,972
		2,159,113
Energy — 0.3%
Other Securities (c)(d)		734,154

Financial — 1.1%
Apple, Inc. 1.200%, due 02/08/28 (d)	80,000	78,811
Other Securities (c)(d)(f)(h)		3,237,349
		3,316,160
Industrial — 0.2%
Other Securities (c)(d)		705,393

Technology — 0.1%
Other Securities (c)(d)		355,323

Utilities — 0.3%
Other Securities (c)(d)		827,118

Total Corporate Bonds (Cost $9,449,145)		9,388,358

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 4.2%
Voya Emerging Markets Hard Currency Debt Fund - Class P	212,569	$2,072,550
Voya High Yield Bond Fund - Class P	221,607	1,797,236
Voya Investment Grade Credit Fund - Class P	66,394	754,240
Voya Securitized Credit Fund - Class P	749,291	7,358,035
Total Affiliated Registered Investment Companies (Cost $11,657,193)		11,982,061

Total Investments at Value — 93.7% (Cost $144,963,275)	$269,894,964
Other Assets in Excess of Liabilities — 6.3%	18,108,446
Net Assets — 100.0%	$288,003,410

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2021.

(d)	Level 2 security.
(e)	Represents less than 0.1%.
(f)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2021
(g)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of (date), the value of these investments was $13,091,970, or 4.5% of total net assets.

(h)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2021.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Total Return Swaps	June 30, 2021 (Unaudited)

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs Bank, USA	Russell 1000 Growth Total Return Index	Receive	(3 MO LIBOR + 0.140%)	10/04/2021	At Maturity	19,258	$52,733,546	$12,719,047

Total Return Swaps								$12,719,047

LIBOR — London Interbank Offered Rate.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Futures Contracts	June 30, 2021 (Unaudited)

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
2-Year U.S. Treasury Note Future	4	09/30/2021	$832,545	$(1,087)
Total Futures Contracts Purchased			$832,545	$(1,087)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	23	09/21/2021	$2,541,006	$(12,697)
U.S. Treasury Long Bond Future	6	09/21/2021	868,050	(27,792)
Ultra 10-Year U.S. Treasury Bond Future	26	09/21/2021	2,517,202	(67,214)
Ultra Long-Term U.S. Treasury Bond Future	3	09/21/2021	353,946	(20,465)
5-Year U.S. Treasury Note Future	17	09/30/2021	1,668,778	4,733
Total Futures Contracts Sold Short			$7,948,982	$(123,435)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments	June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 81.5% (a)
Communication Services — 4.1%
Alphabet, Inc. - Class A (b)	731	$1,784,948
Alphabet, Inc. - Class C (b)	414	1,037,616
Other Securities (b)(c)		6,359,706
		9,182,270
Consumer Discretionary — 8.0%
Ford Motor Co. (b)	96,352	1,431,791
Gildan Activewear, Inc.	47,543	1,755,288
Lear Corp.	9,189	1,610,648
Mohawk Industries, Inc. (b)	6,483	1,245,968
PVH Corp. (b)	14,355	1,544,454
Other Securities (b)(c)		10,446,904
		18,035,053
Consumer Staples — 5.0%
Colgate-Palmolive Co.	31,332	2,548,858
Costco Wholesale Corp.	3,277	1,296,611
Other Securities (b)(c)		7,584,556
		11,430,025
Energy — 3.8%
Exxon Mobil Corp.	31,632	1,995,347
Halliburton Co.	75,308	1,741,121
Other Securities (b)(c)(d)		4,891,792
		8,628,260
Financials — 17.1%
American International Group, Inc.	36,257	1,725,833
Bank of America Corp.	54,158	2,232,934
Berkshire Hathaway, Inc. - Class B (b)	5,907	1,641,673
Capital One Financial Corp.	13,467	2,083,210
Citigroup, Inc.	28,389	2,008,522
Equitable Holdings, Inc.	41,259	1,256,337
JPMorgan Chase & Co.	20,663	3,213,923
MetLife, Inc.	22,137	1,324,899
Moody’s Corp.	4,453	1,613,634
The Charles Schwab Corp.	22,873	1,665,383
Wells Fargo & Co.	63,706	2,885,245
Other Securities (b)(c)		17,111,154
		38,762,747
Health Care — 8.6%
Agilent Technologies, Inc.	9,679	1,430,653
Bristol-Myers Squibb Co.	18,624	1,244,456
CVS Health Corp.	18,661	1,557,074
Johnson & Johnson	8,074	1,330,111

	Shares	Value
McKesson Corp.	8,033	$1,536,231
Pfizer, Inc.	37,949	1,486,083
Other Securities (b)(c)		10,769,986
		19,354,594
Industrials — 12.1%
General Electric Co.	178,290	2,399,783
Honeywell International, Inc.	5,527	1,212,347
Otis Worldwide Corp.	28,781	2,353,422
Rockwell Automation, Inc.	5,022	1,436,392
Westinghouse Air Brake Technologies Corp.	19,844	1,633,161
Other Securities (b)(c)		18,308,963
		27,344,068
Information Technology — 15.2%
Adobe, Inc. (b)	2,514	1,472,299
Analog Devices, Inc.	8,168	1,406,203
ANSYS, Inc. (b)	3,566	1,237,616
Cadence Design Systems, Inc. (b)	10,800	1,477,656
Cognizant Technology Solutions Corp. - Class A	26,888	1,862,263
Hewlett Packard Enterprise Co.	89,243	1,301,163
Mastercard, Inc. - Class A	3,610	1,317,975
Microsoft Corp.	7,883	2,135,505
salesforce.com, Inc. (b)	6,698	1,636,120
Synopsys, Inc. (b)	4,396	1,212,373
Other Securities (b)(c)		19,266,207
		34,325,380
Materials — 4.8%
Dow, Inc.	28,623	1,811,263
Vulcan Materials Co.	7,498	1,305,177
Other Securities (b)(c)		7,665,395
		10,781,835
Real Estate — 0.8%
Other Securities (b)(d)		1,743,732

Utilities — 2.0%
Edison International	27,451	1,587,217
NRG Energy, Inc.	43,953	1,771,306
Other Securities (c)		1,163,726
		4,522,249
Total Common Stocks (Cost $142,996,847)		184,110,213

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

Par Value	Value
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Notes — 0.3%
Other Securities (c)(e)	$762,832
Total U.S. Treasury Obligations (Cost $763,431)	762,832

AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 0.1%
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.1%
Other Securities (c)(e)(f)	167,259
Total Agency Mortgage-Backed Obligation Interest-Only Strips (153,982)	167,259

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.9%
Other Securities (c)(e)(f) (g)(h)	4,242,903
Total Non-Agency Mortgage-Backed Obligations (Cost $4,251,755)	4,242,903

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 0.0% (i)
Other Securities (c)(e)(f)	47,131
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $49,109)	47,131

ASSET-BACKED SECURITIES — 1.4%
Other Securities (c)(e)(g)(h)	3,201,040
Total Asset-Backed Securities (Cost $3,188,983)	3,201,040

COLLATERALIZED LOAN OBLIGATIONS — 1.4%
Other Securities (c)(e)(g)(h)	3,033,370
Total Collateralized Loan Obligations (Cost $3,024,737)	3,033,370

CORPORATE BONDS — 2.7%
Basic Materials — 0.0% (i)
Other Securities (c)(e)	86,109

	Par Value	Value
Communications — 0.2%
Other Securities (c)(e)		$428,050

Consumer, Cyclical — 0.1%
Other Securities (c)(e)(g)		276,672

Consumer, Non-cyclical — 0.5%
Other Securities (c)(e)(g)		1,136,345

Energy — 0.2%
Other Securities (c)(e)		370,696

Financial — 1.1%
Bank of America Corp.
4.125%, due 01/22/24 (e)	$102,000	110,997
4.000%, due 01/22/25 (e)	39,000	42,701
1.734%, due 07/22/27 (SOFR Rate + 0.960%) (e)(h)	120,000	120,683
2.496%, due 02/13/31 (3 Month U.S. LIBOR + 0.990%) (e)(h)	92,000	93,764
JPMorgan Chase & Co.
2.776%, due 04/25/23 (3 Month U.S. LIBOR + 0.935%) (e)(h)	88,000	89,654
3.875%, due 09/10/24 (e)	100,000	108,752
1.578%, due 04/22/27 (SOFR Rate + 0.885%) (e)(h)	90,000	90,163
2.522%, due 04/22/31 (SOFR Rate + 2.040%) (e)(h)	185,000	188,898
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (e)(h)	118,000	123,414
Other Securities (c)(e)(h)		1,534,953
		2,503,979
Industrial — 0.2%
General Electric Co.
3.450%, due 05/01/27 (e)		57,191
Other Securities (c)(e)		367,412
		424,603

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 2.7% (Continued)
Technology — 0.2%
Other Securities (c)(e)		$420,241

Utilities — 0.2%
Other Securities (c)(e)(f)		497,837

Total Corporate Bonds (Cost $6,190,666)		6,144,532

	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 4.4%
Voya Emerging Markets Hard Currency Debt Fund - Class P	138,170	1,347,158
Voya High Yield Bond Fund - Class P	170,588	1,383,470
Voya Investment Grade Credit Fund - Class P	147,861	1,679,702
Voya Securitized Credit Fund - Class P	559,577	5,495,049
Total Affiliated Registered Investment Companies (Cost $9,715,125)		9,905,379

Total Investments at Value — 93.7% (Cost $170,334,635)		$211,614,659
Other Assets in Excess of Liabilities — 6.3%		14,193,031
Net Assets — 100.0%		$225,807,690

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(b)	Non-income producing security.
(c)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2021.

(d)	This security or a partial position of this security is on loan at June 30, 2021. The total market value of securities on loan at June 30, 2021 was $1,106,637.
(e)	Level 2 security.
(f)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2021.
(g)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of June 30, 2021, the value of these investments was $9,360,161 or 4.1% of total net assets.

(h)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2021.
(i)	Represents less than 0.1%.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Total Return Swaps	June 30, 2021 (Unaudited)

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs Bank, USA	Russell 1000 Value Total Return Index	Receive	(3 MO LIBOR + 0.140%)	10/04/2021	At Maturity	18,591	$40,279,149	$9,979,063

Total Return Swaps								$9,979,063

LIBOR — London Interbank Offered Rate.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Futures Contracts	June 30, 2021 (Unaudited)

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
2-Year U.S. Treasury Note Future	2	09/30/2021	$416,273	$(723)
Total Futures Contracts Purchased			$416,273	$(723)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	13	09/21/2021	$1,436,221	$(7,176)
U.S. Treasury Long Bond Future	5	09/21/2021	723,375	(23,160)
Ultra 10-Year U.S. Treasury Bond Future	17	09/21/2021	1,645,861	(43,948)
Ultra Long-Term U.S. Treasury Bond Future	4	09/21/2021	471,930	(33,239)
5-Year U.S. Treasury Note Future	22	09/30/2021	2,159,597	7,165
Total Futures Contracts Sold Short			$6,436,984	$(100,358)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments	June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a)
Communication Services — 2.0%
Cardlytics, Inc. (b)	2,650	$336,365
Other Securities (b)(c)		497,338
		833,703
Consumer Discretionary — 16.2%
Boot Barn Holdings, Inc. (b)	4,940	415,207
Brinker International, Inc. (b)	7,515	464,803
Green Brick Partners, Inc. (b)	11,696	265,967
Skyline Champion Corp. (b)	15,291	815,010
Texas Roadhouse, Inc.	5,159	496,296
TopBuild Corp. (b)	2,792	552,202
YETI Holdings, Inc. (b)	5,005	459,559
Other Securities (b)(c)(d)		3,260,001
		6,729,045
Consumer Staples — 4.0%
elf Beauty, Inc. (b)	24,399	662,189
Grocery Outlet Holding Corp. (b)	13,475	467,043
Other Securities (b)(c)		549,290
		1,678,522
Energy — 1.5%
Brigham Minerals, Inc. - Class A	15,601	332,145
Other Securities (b)(c)		279,583
		611,728
Financials — 6.5%
Banc of California, Inc.	22,870	401,140
Cadence BanCorp	23,934	499,742
Home BancShares, Inc.	19,110	471,635
LendingTree, Inc. (b)	1,380	292,394
Other Securities (b)(c)		1,044,802
		2,709,713
Health Care — 29.0%
Avid Bioservices, Inc. (b)	20,675	530,314
BioLife Solutions, Inc. (b)	8,385	373,216
CONMED Corp.	3,785	520,173
Heska Corp. (b)	2,527	580,528
LeMaitre Vascular, Inc.	5,672	346,105
LHC Group, Inc. (b)	2,406	481,826
Medpace Holdings, Inc. (b)	4,888	863,367
Mesa Laboratories, Inc.	1,800	488,106

	Shares	Value
Neogen Corp. (b)	14,940	$687,838
NeoGenomics, Inc. (b)	12,370	558,753
Omnicell, Inc. (b)	3,163	479,036
Phreesia, Inc. (b)	7,301	447,551
Repligen Corp. (b)	4,682	934,621
Simulations Plus, Inc.	9,501	521,700
Other Securities (b)(c)(d)		4,245,037
		12,058,171
Industrials — 10.5%
Chart Industries, Inc. (b)	1,766	258,401
Kratos Defense & Security Solutions, Inc. (b)	12,988	370,028
Mercury Systems, Inc. (b)	5,409	358,509
Saia, Inc. (b)	3,250	680,842
SiteOne Landscape Supply, Inc. (b)	2,268	383,882
TPI Composites, Inc. (b)	4,645	224,911
Other Securities (b)(c)(d)		2,079,425
		4,355,998
Information Technology — 26.4%
8x8, Inc. (b)	9,614	266,885
Appfolio, Inc. - Class A (b)	2,004	282,965
Cerence, Inc. (b)	4,386	468,030
Endava PLC - ADR (b)	4,946	560,777
Evo Payments, Inc. (b)	27,198	754,473
Maximus, Inc.	5,555	488,673
Mimecast Ltd. (b)	12,585	667,634
nLight, Inc. (b)	7,296	264,699
Pegasystems, Inc.	6,189	861,447
Qualys, Inc. (b)	2,056	207,019
Repay Holdings Corp. (b)	15,247	366,538
Silicon Laboratories, Inc. (b)	2,447	375,003
WNS Holdings Ltd. - ADR (b)	11,155	890,950
Workiva, Inc. (b)	10,236	1,139,574
Other Securities (b)(c)(d)		3,400,801
		10,995,468
Materials — 1.9%
Quaker Chemical Corp.	1,825	432,872
Ferroglobe Representation & Warranty Insurance Trust (b)(e)(f)	840	—
Other Securities (b)(c)		342,631
		775,503

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Real Estate — 0.2%
Other Securities (b)(c)		$118,541

Utilities — 0.1%
Other Securities (b)(c)		74,809

Total Common Stocks (Cost $25,509,340)		40,941,201

	Par Value
CORPORATE BONDS — 0.0% (g)
Financials — 0.0% (g)
Other Securities (c)(h)		1,480
Total Corporate Bonds (Cost $1,480)		1,480

Total Investments at Value — 98.3% (Cost $25,510,820)		$40,942,681
Other Assets in Excess of Liabilities — 1.7%		694,654
Net Assets — 100.0%		$41,637,335

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2021.

(d)	This security or a partial position of this security is on loan at June 30, 2021. The total market value of securities on loan at June 30, 2021 was $352,694 (Note 7).
(e)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of June 30, 2021, representing 0.0% of net assets.

(f)	Illiquid security. The total value of such securities is $0 as of June 30, 2021, representing 0.0% of net assets.
(g)	Represents less than 0.1%.
(h)	Level 2 security.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments	June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.7% (a)
Communication Services — 2.4%
Live Nation Entertainment, Inc. (b)	2,344	$205,311
Other Securities (b)(d)		677,028
		882,339
Consumer Discretionary — 15.4%
Green Brick Partners, Inc. (b)	9,252	210,390
Group 1 Automotive, Inc.	790	122,000
Hanesbrands, Inc.	9,802	183,003
M/I Homes, Inc. (b)	2,130	124,967
Macy’s, Inc. (b)	8,100	153,576
Red Rock Resorts, Inc. - Class A (b)	12,330	524,025
Vail Resorts, Inc. (b)	1,115	352,920
Wolverine World Wide, Inc.	3,820	128,505
Other Securities (b)(c)(d)		3,864,038
		5,663,424
Consumer Staples — 5.1%
Cal-Maine Foods, Inc.	9,763	353,518
Flowers Foods, Inc.	5,737	138,835
Lancaster Colony Corp.	676	130,813
Post Holdings, Inc. (b)	3,147	341,355
Seaboard Corp.	49	189,568
Other Securities (b)(c)(d)		703,758
		1,857,847
Energy — 5.8%
Bonanza Creek Energy, Inc.	4,772	224,618
Cimarex Energy Co.	1,966	142,437
PDC Energy, Inc.	2,687	123,038
Other Securities (b)(c)(d)		1,657,663
		2,147,756
Financials — 29.7%
Bank OZK	11,592	488,719
BankUnited, Inc.	3,198	136,523
BOK Financial Corp.	3,036	262,918
Cadence BanCorp	12,287	256,553
Cathay General Bancorp	5,407	212,820
Enstar Group Ltd. (b)	1,516	362,203
Hancock Whitney Corp.	3,196	142,030
International Bancshares Corp.	3,310	142,131
Live Oak Bancshares, Inc.	3,585	211,515
Mr. Cooper Group, Inc. (b)	6,166	203,848

	Shares	Value
National Western Life Group, Inc. - Class A	599	$134,410
Premier Financial Corp.	4,501	127,873
ProAssurance Corp.	12,499	284,352
PROG Holdings, Inc.	4,864	234,104
Sterling Bancorp.	19,192	475,770
United Bankshares, Inc.	4,590	167,535
Other Securities (b)(d)		7,074,383
		10,917,687
Health Care — 4.4%
Natus Medical, Inc. (b)	5,957	154,763
Other Securities (b)(d)		1,454,976
		1,609,739
Industrials — 16.9%
Allegiant Travel Co. (b)	940	182,360
Colfax Corp. (b)	8,512	389,935
EMCOR Group, Inc.	2,052	252,786
Kirby Corp. (b)	2,934	177,918
Mueller Industries, Inc.	3,575	154,833
SPX FLOW, Inc.	2,749	179,345
Stericycle, Inc. (b)	2,176	155,693
WESCO International, Inc. (b)	3,620	372,208
Other Securities (b)(d)		4,339,067
		6,204,145
Information Technology — 7.7%
Rambus, Inc. (b)	5,885	139,533
Sanmina Corp. (b)	3,741	145,749
WNS Holdings Ltd. - ADR (b)	3,944	315,007
Other Securities (b)(d)		2,246,596
		2,846,885
Materials — 4.1%
Ashland Global Holdings, Inc.	2,763	241,762
W R Grace & Co.	2,539	175,496
Other Securities (b)(d)		1,072,287
		1,489,545
Real Estate — 4.4%
CubeSmart	6,331	293,252
Other Securities (b)(c)(d)		1,315,203
		1,608,455

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.7% (a) (Continued)
Utilities — 2.8%
South Jersey Industries, Inc.	8,036	$208,374
UGI Corp.	2,814	130,316
Other Securities (d)		704,825
		1,043,515
Total Common Stocks (Cost $26,921,770)		36,271,337

Total Investments at Value — 98.7% (Cost $26,921,770)		$36,271,337
Other Assets in Excess of Liabilities — 1.3%		472,508
Net Assets — 100.0%		$36,743,845

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2021. The total market value of securities on loan at June 30, 2021 was $268,165.
(d)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2020.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments	June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a)
Communication Services — 10.2%
Actua Corp. (b)(c)(d)	100	$5
Alphabet, Inc. - Class C (d)	3,373	8,453,817
Ambassadors Group, Inc. (b)(c)(d)	400	—
AT&T, Inc.	40,748	1,172,727
Comcast Corp.	24,888	1,419,114
Facebook, Inc. - Class A (d)	12,589	4,377,321
Netflix, Inc. (d)	2,492	1,316,299
The Walt Disney Co. (d)	9,206	1,618,139
Verizon Communications, Inc.	23,173	1,298,383
Other Securities (e)(f)		5,007,080
		24,662,885
Consumer Discretionary — 12.1%
Amazon.Com, Inc. (d)	2,598	8,937,536
McDonald’s Corp.	3,908	902,709
Nike, Inc. - Class B	7,399	1,143,072
Tesla, Inc. (d)	4,725	3,211,583
The Home Depot, Inc.	6,094	1,943,316
Other Securities (e)(f)		13,150,838
		29,289,054
Consumer Staples — 5.5%
Costco Wholesale Corp.	2,451	969,787
PepsiCo, Inc.	7,539	1,117,054
Philip Morris International, Inc.	8,766	868,798
The Coca-Cola Co.	23,900	1,293,229
The Procter & Gamble Co.	13,440	1,813,459
Walmart, Inc.	8,719	1,229,553
Other Securities (e)(f)		5,971,051
		13,262,931
Energy — 2.8%
Chevron Corp.	10,736	1,124,489
Exxon Mobil Corp.	22,958	1,448,191
Other Securities (e)(f)		4,191,105
		6,763,785
Financials — 11.8%
Bank Of America Corp.	45,988	1,896,085
Berkshire Hathaway, Inc. (d)	12,496	3,472,888
JPMorgan Chase & Co.	16,972	2,639,825
Wells Fargo & Co.	23,337	1,056,933
Other Securities (e)(f)		19,517,634
		28,583,365

	Shares	Value
Health Care — 13.0%
Abbott Laboratories	10,305	$1,194,659
Abbvie, Inc.	10,105	1,138,227
Bristol-Myers Squibb Co.	12,821	856,699
Danaher Corp.	3,849	1,032,918
Eli Lilly And Co.	4,792	1,099,860
Johnson & Johnson	14,565	2,399,438
Merck & Co., Inc.	14,335	1,114,833
Pfizer, Inc.	32,532	1,273,953
Thermo Fisher Scientific, Inc.	2,231	1,125,473
Unitedhealth Group, Inc.	5,376	2,152,765
Other Securities (e)(f)		18,030,457
		31,419,282
Industrials — 9.1%
Honeywell International, Inc.	3,952	866,871
Other Securities (e)(f)		21,136,124
		22,002,995
Information Technology — 25.7%
Adobe, Inc. (d)	2,661	1,558,388
Apple, Inc.	95,082	13,022,431
Broadcom, Inc.	1,790	853,544
Cisco Systems, Inc.	24,278	1,286,734
Intel Corp.	23,148	1,299,529
Mastercard, Inc.	5,085	1,856,483
Microsoft Corp.	41,542	11,253,728
NVidia Corp.	3,477	2,781,948
Oracle Corp.	10,880	846,899
Paypal Holdings, Inc. (d)	6,565	1,913,566
Qualcomm, Inc.	6,545	935,477
Salesforce.Com, Inc. (d)	5,059	1,235,762
Texas Instruments, Inc.	5,275	1,014,383
Visa, Inc. - Class A	10,156	2,374,676
Other Securities (e)(f)		19,939,116
		62,196,609
Materials — 2.3%
Ferroglobe Representation & Warranty Insurance Trust (b)(c)(d)	500	—
Other Securities (e)(f)		5,651,878
		5,651,878

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Real Estate — 3.5%
Spirit MTA REIT - Escrow (b)(c)(d)	300	$80
Other Securities (e)(f)		8,504,371
		8,504,451
Utilities — 2.3%
NextEra Energy, Inc.	11,182	819,417
Other Securities (e)(f)		4,757,024
		5,576,441
Total Common Stocks (Cost $53,930,643)		237,913,676

RIGHTS — 0.0% (g)
AMR Corp., Escrow (b)(c)(d)	3,275	—
Total Rights (Cost $0)		—

Total Investments at Value — 98.3% (Cost $53,930,643)		$237,913,676
Other Assets in Excess of Liabilities — 1.7%		4,107,208
Net Assets — 100.0%		$242,020,884

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

REIT — Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Illiquid security. The total value of such securities is $85 as of June 30, 2021, representing 0.0% of net assets.

(c)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $85 as of June 30, 2021, representing 0.0% of net assets.

(d)	Non-income producing security.
(e)	This security or a partial position of this security is on loan at June 30, 2021. The total market value of securities on loan at June 30, 2021 was $1,165,720 (Note 7).
(f)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2021.

(g)	Represents less than 0.1%.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments	June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.9%
Argentina — 0.7%
Other Securities (a)(b)		$2,194,926

Australia — 2.5%
BGP Holdings Ltd. (a)(d)(e)	4,007	—
Csl Ltd. (c)	11,320	2,421,665
Other Securities (a)(b)(c)		5,367,043
		7,788,708
Austria — 0.3%
Other Securities (a)(b)(c)		1,002,874

Belgium — 0.3%
Other Securities (a)(b)(c)		1,089,811

Bermuda — 0.0% (g)
Other Securities (b)		39,589

Brazil — 1.5%
Ambev Sa	649,900	2,229,140
Other Securities (b)(c)		2,434,790
		4,663,930
Britain — 6.0%
J Sainsbury Plc (c)	449,304	1,690,364
Hsbc Holdings Plc (c)	273,452	1,578,035
Other Securities (a)(b)(c)(f)		15,635,129
		18,903,528
Canada — 5.1%
Canadian Pacific Railway Ltd.	36,500	2,807,215
Lululemon Athletica, Inc. (a)	5,450	1,989,086
Shopify, Inc. (a)	1,756	2,565,481
Other Securities (a)(b)(f)		8,682,350
		16,044,132
Chile — 0.1%
Other Securities (b)(c)		157,561

China — 3.9%
Shenzhou International Group Holdings Ltd. (c)	69,100	1,745,329
Tencent Holdings Ltd. (c)	30,005	2,256,950
Wuxi Biologics Cayman, Inc. (a)(c)(f)	118,119	2,164,979
Other Securities (a)(b)(c)(f)		6,178,712
		12,345,970

	Shares	Value
Czech — 0.3%
Other Securities (b)(c)		$979,357

Denmark — 2.6%
Ap Moller - Maersk A/S (c)	779	2,240,248
Dsv Panalpina A/S (c)	11,875	2,768,722
Other Securities (a)(b)(c)(f)		3,141,175
		8,150,145
Egypt — 0.0% (g)
Other Securities (b)(c)		115,529

Finland — 1.0%
Other Securities (a)(b)(c)		3,030,939

France — 5.0%
Amundi Sa (c)(f)	18,253	1,608,112
Cie Generale Des Etablissements Michelin Sca (c)	13,373	2,134,360
Lvmh Moet Hennessy Louis Vuitton Se (c)	4,060	3,187,770
Rexel Sa (c)	129,068	2,701,171
Other Securities (a)(b)(c)(f)		6,011,261
		15,642,674
Georgia — 0.0% (g)
Other Securities (a)(b)(c)		89,690

Germany — 2.6%
Basf Se (c)	28,392	2,237,340
Covestro Ag (c)(f)	28,809	1,860,893
Other Securities (a)(b)(c)		4,114,979
		8,213,212
Gibraltar — 0.1%
Other Securities (a)(b)(c)		161,497

Greece — 0.0% (g)
FF Group (a)(c)(d)	2,880	—
Other Securities (a)(b)(c)		28,141
		28,141
Guernsey — 0.0% (g)
Other Securities (b)(c)		41,799

Hong Kong — 1.9%
Aia Group Ltd.	230,365	2,863,133
Other Securities (a)(b)(c)		3,017,467
		5,880,600

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.9% (Continued)
Hungary — 0.0% (g)
Other Securities (b)(c)		$39,389

India — 1.9%
Hdfc Bank Ltd. (a)	26,700	1,952,304
Other Securities (a)(b)(c)(f)		4,041,211
		5,993,515
Indonesia — 0.1%
Other Securities (b)(c)		320,871

Ireland — 1.9%
Accenture Plc	7,000	2,063,530
Experian Plc (c)	74,876	2,888,494
Other Securities (a)(b)(c)		1,132,287
		6,084,311
Isle Of Man — 0.0% (g)
Other Securities (a)(b)(c)		38,730

Israel — 0.3%
Other Securities (a)(b)(c)		935,501

Italy — 1.6%
Ferrari Nv (c)	10,531	2,173,858
Other Securities (a)(b)(c)(f)		2,697,519
		4,871,377
Japan — 9.8%
Honda Motor Co., Ltd. (c)	64,200	2,058,220
Keyence Corp. (c)	3,780	1,906,797
Komatsu Ltd. (c)	65,700	1,632,370
Lasertec Corp. (c)	9,500	1,842,275
Panasonic Corp. (c)	155,441	1,797,822
Other Securities (a)(b)(c)		21,466,831
		30,704,315
Jersey — 0.0% (g)
Other Securities (b)(c)		75,939

Luxembourg — 0.2%
Other Securities (b)(c)		456,060

Malaysia — 0.2%
Other Securities (b)(c)(f)		672,188

	Shares	Value
Malta — 0.1%
Other Securities (a)(b)(c)(e)		$170,176
		170,716
Mauritius — 0.0% (g)
Other Securities (b)(c)		90,225

Mexico — 0.1%
Other Securities (b)(c)		246,040

Netherlands — 3.5%
Adyen Nv (a)(c)(f)	655	1,600,765
Asml Holding Nv	3,750	2,590,650
Ing Groep Nv (c)	129,229	1,709,652
Royal Dutch Shell Plc (c)	91,689	1,849,784
Other Securities (a)(b)(c)(f)		3,067,184
		10,818,035
New Zealand — 0.1%
Other Securities (a)(b)(c)		193,003

Norway — 0.2%
Other Securities (a)(b)(c)(f)		678,136

Peru — 0.0% (g)
Other Securities (b)		48,947

Philippines — 0.0% (g)
Other Securities (b)(c)		55,224

Poland — 0.1%
Other Securities (a)(b)(c)		428,615

Portugal — 0.1%
Other Securities (a)(b)(c)		159,109

Qatar — 0.0% (g)
Other Securities (b)(c)		31,224

Republic of Korea — 0.0% (g)
Other Securities (a)(b)(c)		7,270

Russia — 0.8%
Other Securities (a)(b)(c)		2,431,067

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.9% (Continued)
Saudi Arabia — 0.1%
Other Securities (a)(b)(c)		$147,431

Singapore — 1.0%
Other Securities (a)(b)(c)(f)		2,998,839

South Africa — 0.5%
Other Securities (a)(b)(c)		1,467,829

South Korea — 3.0%
Posco (c)	7,963	2,450,514
Other Securities (a)(b)(c)		6,878,428
		9,328,942
Spain — 1.0%
Other Securities (a)(b)(c)(f)		3,270,824

Sweden — 2.5%
Atlas Copco Ab (c)	30,050	1,840,926
Other Securities (a)(b)(c)(f)		5,892,954
		7,733,880
Switzerland — 5.6%
Alcon, Inc. (c)	25,230	1,767,282
Lonza Group Ag (c)	2,730	1,935,277
Nestle Sa (c)	20,010	2,491,952
Roche Holding Ag (c)	7,469	2,814,847
Sika Ag (c)	6,800	2,223,490
Other Securities (a)(b)(c)		6,478,836
		17,711,684
Taiwan — 4.9%
Hon Hai Precision Industry Co., Ltd. (c)	667,461	2,683,020
Taiwan Semiconductor Manufacturing Co., Ltd. (c)	119,600	2,554,042
Taiwan Semiconductor Manufacturing Co., Ltd.	24,700	2,967,952
Other Securities (a)(b)(c)		7,257,968
		15,462,982
Thailand — 0.4%
Other Securities (a)(b)(c)		1,239,837

Turkey — 0.2%
Other Securities (a)(b)(c)		767,502

	Shares	Value
United Arab Emirates - 0.3%
Other Securities (b)(c)		$1,043,495

United Kingdom — 0.6%
Travis Perkins (a)(c)		1,862,668

United States — 2.9%
Epam Systems, Inc. (a)	3,250	1,660,620
Mettler-Toledo International, Inc. (a)	1,396	1,933,935
Resmed, Inc.	10,400	2,563,808
Steris Plc	7,650	1,578,195
Other Securities (a)(b)		1,345,744
		9,082,302
Total Common Stocks (Cost $175,963,787)		244,232,634

PREFERRED STOCKS — 0.8%
Brazil — 0.2%
Other Securities (a)(b)(c)		587,412

Germany — 0.6%
Volkswagen Ag (c)	6,932	1,738,372
Other Securities (b)(c)		337,095
		2,075,467
Total Preferred Stocks (Cost $2,688,162)		2,662,879

	Par Value
U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Notes — 0.5%
Other Securities (b)(c)		1,558,817
Total U.S. Treasury Obligations (Cost $1,559,601)

AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.1%
Other Securities (b)(c)(h)		280,909
Total Agency Mortgage-Backed Obligations (Cost $258,610)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.3%
Other Securities (b)(c)(f)(h)		$7,328,400
Total Non-Agency Mortgage-Backed Obligations (Cost $7,344,044)

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 0.1%
Other Securities (b)(c)(h)		286,261
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $296,631)

ASSET BACKED SECURITIES — 1.7%
Other Securities (b)(c)(f)		5,611,655
Total Asset Backed Securities (Cost $5,589,053)

COLLATERALIZED LOAN OBLIGATIONS — 1.6%
Other Securities (b)(c)(f)		4,945,265
Total Collateralized Loan Obligations (Cost $4,925,430)

CORPORATE BONDS — 3.9%
Australia — 0.1%
Other Securities (b)(c)(f)		199,073

Britain — 0.2%
Other Securities (b)(c)(f)		521,202

Canada — 0.1%
Other Securities (b)(c)		462,758

Cayman Islands — 0.0% (g)
Other Securities (b)(c)		89,695

Guernsey - 0.0% (g)
Other Securities (b)(c)(f)	$14,000	17,074

Japan — 0.1%
Other Securities (b)(c)(f)		172,079

	Par Value	Value
United States — 3.4%
Other Securities (b)(c)(f)		$10,642,897

Total Corporate Bonds (Cost $12,195,496)		12,104,778

WARRANTS — 0.0% (g)
Malaysia — 0.0% (g)
Vs Industry Bhd
1.380%, due 06/14/2024 (a)	$14,680	937

Thailand — 0.0% (g)
Rs Pcl
29.000%, due 12/31/2024 (a)(c)	14,883	—

Total Warrants (Cost $—)		937

AFFILIATED REGISTERED INVESTMENT COMPANIES — 4.8%
Voya Emerging Markets Hard Currency Debt Fund - Class P	239,140	2,331,619
Voya High Yield Bond Fund - Class P	300,014	2,433,113
Voya Investment Grade Credit Fund - Class P	62,236	707,002
Voya Securitized Credit Fund - Class P	974,482	9,569,417
Total Affiliated Registered Investment Companies (Cost $14,606,274)		15,041,151

Total Investments at Value — 93.7% (Cost $225,427,088)		$294,053,686
Other Assets in Excess of Liabilities — 6.3%		19,634,240
Net Assets — 100.0%		$313,687,926

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings,

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

(a)	Non-income producing security.
(b)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2021.

(c)	Level 2 security.
(d)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of June 30, 2021, representing 0.0% of net assets.

(e)	Illiquid security. The total value of such securities is $43,538 as of June 30, 2021, representing 0.0% of net assets.
(f)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of June 30, 2021, the value of these investments was $27,490,285, or 8.8% of total net assets.

(g)	Represents less than 0.1%.
(h)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2021.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Total Return Swaps	June 30, 2021 (Unaudited)

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation
Morgan Stanley Capital	MSCI EAFE Total Return Index	Receive	(1 MO LIBOR + 0.070%)	10/04/2021	Monthly	6,049	$45,532,130	$8,528,118
Morgan Stanley Capital	MSCI Emerging Markets Total Return Index	Receive	(1 MO LIBOR + 0.100%)	10/04/2021	Monthly	29,661	19,891,171	4,290,041

Total Return Swaps								$12,818,159

LIBOR — London Interbank Offered Rate.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Futures Contracts	June 30, 2021 (Unaudited)

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
2-Year U.S. Treasury Note Future	1	09/30/2021	$208,136	$(2)
Total Futures Contracts Purchased			$208,136	$(2)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	28	09/21/2021	$3,093,398	$(15,452)
U.S. Treasury Long Bond Future	7	09/21/2021	1,012,725	(32,407)
Ultra 10-Year U.S. Treasury Bond Future	27	09/21/2021	2,614,016	(69,759)
Ultra Long-Term U.S. Treasury Bond Future	5	09/21/2021	589,914	(41,573)
5-Year U.S. Treasury Note Future	32	09/30/2021	3,141,236	10,487
Total Futures Contracts Sold Short			$10,451,289	$(148,704)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments	June 30, 2021 (Unaudited)

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 9.5%
U.S. Treasury Bonds — 1.9%
4.750%, due 02/15/37	$340,000	$482,269
4.375%, due 02/15/38	610,000	838,750
2.250%, due 05/15/41	799,000	831,459
2.750%, due 11/15/47	460,000	523,322
3.000%, due 02/15/49	1,095,000	1,310,407
2.000%, due 02/15/50	495,000	486,183
1.625%, due 11/15/50	1,300	1,167
1.875%, due 02/15/51 (a)	418,000	398,733
2.375%, due 05/15/51	680,000	726,006
		5,598,296
U.S. Treasury Notes — 7.5%
0.125%, due 10/31/22	5,800,000	5,798,187
0.125%, due 12/31/22	980,000	979,234
0.125%, due 05/31/23	105,000	104,787
0.125%, due 06/30/23	930,000	927,675
0.125%, due 10/15/23	1,901,000	1,892,980
0.125%, due 01/15/24	760,000	755,488
2.375%, due 02/29/24	155,000	163,162
0.250%, due 06/15/24	4,625,000	4,596,816
1.500%, due 11/30/24	750,000	773,906
0.375%, due 11/30/25	700,000	687,313

	Par Value	Value
0.875%, due 06/30/26	$1,362,000	$1,361,362
2.000%, due 11/15/26	310,000	327,147
0.500%, due 06/30/27	830,000	802,766
0.375%, due 09/30/27	69,000	65,938
1.250%, due 06/30/28	2,383,000	2,386,723
2.625%, due 02/15/29	480,000	526,275
1.125%, due 02/15/31	47,000	45,634
1.625%, due 05/15/31	507,000	514,843
		22,710,236
U.S. Treasury Inflation-Protected Notes — 0.1%
United States Treasury Inflation Indexed Bonds
0.125%, due 01/15/30	409,998	450,037

Total U.S. Treasury Obligations (Cost $28,383,403)		28,758,569

AGENCY MORTGAGE-BACKED OBLIGATIONS — 5.4%
Federal Home Loan Mortgage Corp. — 2.4%
Freddie Mac REMICS
Series 2989, 33.440%, due 08/15/34 (-7 x 1 Month U.S. LIBOR + 33.950%) (b)	105,699	250,008
Series 4249, 4.581%, due 09/15/43 (-0.75 x 1 Month U.S. LIBOR + 4.650%) (b)	680,742	667,507
Series 4355, 4.000%, due 05/15/44	4,628,798	5,183,896

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 5.4% (Continued)
Federal Home Loan Mortgage Corp. — 2.4% (Continued)
Freddie Mac STACR REMIC Trust 2020-DNA3
Series 2020-DNA3, 3.092%, due 06/25/50 (1 Month U.S. LIBOR + 3.000%) (b)(c)	$304,159	$305,951
Freddie Mac STACR REMIC Trust 2020-HQA1
Series 2020-HQA1, 1.992%, due 01/25/50 (1 Month U.S. LIBOR + 1.900%) (b)(c)	347,038	347,967
Freddie Mac STACR Trust 2019-HQA2
Series 2019-HQA2, 2.142%, due 04/25/49 (1 Month U.S. LIBOR + 2.050%) (b)(c)	380,879	383,009
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN3, 4.092%, due 08/25/24 (1 Month U.S. LIBOR + 4.000%) (b)	69,720	71,223
Series 2017-DNA2, 1.292%, due 10/25/29 (1 Month U.S. LIBOR + 1.200%) (b)	33,042	33,098
Series 2017-DNA3, 0.842%, due 03/25/30 (1 Month U.S. LIBOR + 0.750%) (b)	46,255	46,259
		7,288,918

	Par Value	Value
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.6%
FHLMC REMIC SERIES K-1515
Series K-1515, 1.513%, due 02/25/35 (d)	$798,941	$127,831
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-L06, 1.364%, due 12/25/29	956,000	87,930
Series K-109, 1.699%, due 04/25/30 (d)	669,041	80,137
Series K-117, 1.343%, due 08/25/30 (d)	1,296,837	123,620
Series K-G04, 0.941%, due 11/25/30 (d)	1,899,223	126,405
Series K-122, 0.974%, due 11/25/30 (d)	1,858,632	132,250
Series K-1517, 1.447%, due 07/25/35 (d)	899,341	132,140
Series K-1518, 0.961%, due 10/25/35 (d)	1,495,300	139,490
Freddie Mac REMICS
Series 2980, 6.627%, due 05/15/35 (6.700% - 1 Month U.S. LIBOR) (b)	497,867	66,940
Series 3311, 6.337%, due 05/15/37 (6.410% - 1 Month U.S. LIBOR) (b)	1,747,563	409,867
Series 3359, 5.647%, due 08/15/37 (5.720% - 1 Month U.S. LIBOR) (b)	833,954	132,226

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 5.4% (Continued)
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.6% (Continued)
Series 4077, 5.927%, due 05/15/41 (6.000% - 1 Month U.S. LIBOR) (b)	$555,107	$104,105
Series 3966, 5.827%, due 12/15/41 (5.900% - 1 Month U.S. LIBOR) (b)	909,758	145,020
Series 4089, 5.927%, due 08/15/42 (6.000% - 1 Month U.S. LIBOR) (b)	732,321	120,058
		1,928,019
Federal National Mortgage Association — 0.9%
Connecticut Avenue Securities Trust 2019-R02
Series 2019-R02, 2.392%, due 08/25/31 (1 Month U.S. LIBOR + 2.300%) (b)(c)	62,705	63,129
Connecticut Avenue Securities Trust 2019-R04
Series 2019-R04, 2.192%, due 06/25/39 (1 Month U.S. LIBOR + 2.100%) (b)(c)	27,592	27,673
Connecticut Avenue Securities Trust 2019-R06
Series 2019-R06, 2.192%, due 09/25/39 (1 Month U.S. LIBOR + 2.100%) (b)(c)	40,563	40,758

	Par Value	Value
Connecticut Avenue Securities Trust 2020-R02
Series 2020-R02, 2.092%, due 01/25/40 (1 Month U.S. LIBOR + 2.000%) (b)(c)	$610,829	$613,465
Fannie Mae Connecticut Avenue Securities
Series 1M2, 4.092%, due 05/25/25 (1 Month U.S. LIBOR + 4.000%) (b)	238,094	243,333
Series 2015-C04, 5.642%, due 04/25/28 (1 Month U.S. LIBOR + 5.550%) (b)	106,698	112,682
Series 2016-C04, 4.342%, due 01/25/29 (1 Month U.S. LIBOR + 4.250%) (b)	192,756	200,966
Series 2017-C02, 3.742%, due 09/25/29 (1 Month U.S. LIBOR + 3.650%) (b)	294,739	305,170
Series 2017-C07, 2.592%, due 05/25/30 (1 Month U.S. LIBOR + 2.500%) (b)	300,874	304,347
Series 2018-C01, 2.342%, due 07/25/30 (1 Month U.S. LIBOR + 2.250%) (b)	214,908	217,747

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 5.4% (Continued)
Federal National Mortgage Association — 0.9% (Continued)
Series 2018-C05, 2.442%, due 01/25/31 (1 Month U.S. LIBOR + 2.350%) (b)	$77,509	$78,398
Series 2018-C06, 2.192%, due 03/25/31 (1 Month U.S. LIBOR + 2.100%) (b)	407,902	412,658
		2,620,326
Federal National Mortgage Association Interest-Only Strips — 1.1%
Fannie Mae Interest Strip
3.500%, due 04/25/44	3,252,378	471,694
Fannie Mae REMICS
Series 2013-60, 3.000%, due 06/25/31	4,324,388	182,954
Series 2014-63, 3.500%, due 06/25/33	2,241,818	70,034
Series 2007-50, 6.359%, due 06/25/37 (6.450% - 1 Month U.S. LIBOR) (b)	2,795,075	570,435
Series 2009-78, 6.649%, due 10/25/39 (6.740% - 1 Month U.S. LIBOR) (b)	4,090,338	970,395
Series 2011-124, 6.409%, due 12/25/41 (6.500% - 1 Month U.S. LIBOR) (b)	644,406	134,251

	Par Value	Value
Series 2012-20, 6.359%, due 03/25/42 (6.450% - 1 Month U.S. LIBOR) (b)	$604,351	$119,901
Series 2012-76, 5.909%, due 07/25/42 (6.000% - 1 Month U.S. LIBOR) (b)	305,875	58,519
Series 2014-28, 5.959%, due 05/25/44 (6.050% - 1 Month U.S. LIBOR) (b)	1,928,134	327,353
Series 2017-53, 4.000%, due 07/25/47	287,720	27,652
Series 2008-22, 6.069%, due 04/25/48 (6.160% - 1 Month U.S. LIBOR) (b)	1,965,899	403,572
		3,336,760
Government National Mortgage Association Interest-Only Strips — 0.4%
Other Securities (b)(e)		1,068,749

Total Agency Mortgage-Backed Obligations (Cost $15,265,675)		16,242,772

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.9%
Alternative Loan Trust 2006-OA6
Series FLT, 0.302%, due 07/25/46 (1 Month U.S. LIBOR + 0.210%) (b)	1,486,165	1,362,194

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.9% (Continued)
Angel Oak Mortgage Trust I LLC 2019-2
Series 2019-2, 6.286%, due 03/25/49 (c)(d)	$1,300,000	$1,328,274
BCRR 2016-FRR3 Trust
Series TRUST, 18.439%, due 05/26/26 (1 Month U.S. LIBOR + 18.348%) (b)(c)	797,720	743,566
Benchmark 2020-IG3 Mortgage Trust
Series 2020-IG3, 3.388%, due 09/15/48 (c)(d)	1,000,000	1,051,997
BX Trust
Series TR, 2.450%, due 06/15/38 (1 Month U.S. LIBOR + 2.350%) (b)(c)	1,000,000	1,000,473
CHL Mortgage Pass-Through Trust 2007-HY5
Series 2007-HY5, 3.183%, due 09/25/37 (d)	1,038,638	917,701
Citigroup Mortgage Loan Trust 2015-RP2
Series B-4, 4.250%, due 01/25/53 (c)	704,373	722,543
GCAT 2020-3 LLC
Series LLC, 2.981%, due 09/25/25 (c)	1,195,785	1,203,482
GS Mortgage Securities Corp. Trust 2018-RIVR
Series F, 2.173%, due 07/15/35 (1 Month U.S. LIBOR + 2.100%) (b)(c)	1,000,000	923,118

	Par Value	Value
GSAA Home Equity Trust 2005-6
Series 2005-6, 0.737%, due 06/25/35 (1 Month U.S. LIBOR + 0.645%) (b)	$979,332	$980,638
JP Morgan Chase Commercial Mortgage Securities Corp.
Series D, 4.767%, due 07/05/31 (c)(d)	932,000	973,707
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series B, 5.611%, due 08/15/46 (c)(d)	190,000	189,899
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series D, 5.611%, due 08/15/46 (c)(d)	268,000	233,511
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13
Series E, 3.986%, due 01/15/46 (c)(d)	445,000	384,875
JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20
Series 3.53820, 3.538%, due 07/15/47 (c)	119,975	123,851

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.9% (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20
Series B, 4.399%, due 07/15/47 (d)	$132,000	$141,676
JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ
Series E, 3.073%, due 06/15/35 (1 Month U.S. LIBOR + 3.000%) (b)(c)	21,600	21,641
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33 (c)(d)	141,000	145,505
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33 (c)(d)	1,400,000	1,425,871
JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP
Series E, 2.233%, due 07/15/36 (1 Month U.S. LIBOR + 2.160%) (b)(c)	125,000	123,791

	Par Value	Value
JP Morgan Chase Commercial Mortgage Securities Trust 2020-NNN
Series 3.97200, 3.972%, due 01/16/37 (c)	$100,000	$100,878
Legacy Mortgage Asset Trust 2020-GS3
Series A2, 4.000%, due 05/25/60 (c)	900,000	898,467
NewRez Warehouse Securitization Trust 2021-1
Series 21-1, 5.342%, due 05/25/55 (1 Month U.S. LIBOR + 5.250%) (b)(c)	1,000,000	1,003,076
PR Mortgage Loan Trust 2014-1
Series 2014-1, 5.903%, due 10/25/49 (c)(d)	1,472,881	1,461,001
WFRBS Commercial Mortgage Trust 2013-C12
Series 2013-C12, 3.500%, due 03/15/48 (c)	900,000	752,423
Other Securities (b)(c)(d)(e)(f)		26,779,193
Total Non-Agency Mortgage-Backed Obligations (Cost $44,780,566)		44,993,351

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 2.0%
Benchmark 2018-B4 Mortgage Trust
Series 2018-B4, 1.750%, due 07/15/51 (c)(d)	$7,000,000	$746,404
Other Securities (c)(d)(e)(f)		5,297,307
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $8,153,732)		6,043,711

ASSET-BACKED SECURITIES — 6.3%
Air Canada 2017-1 Class B Pass Through Trust
Series 2017-1, 3.700%, due 01/15/26 (c)	755,291	734,520
AMSR 2021-SFR1 Trust
Series 2021-SFR1, 3.123%, due 06/17/38 (c)	1,200,000	1,224,116
BCAPB LLC Trust 2007-AB1
Series 2007-AB1, 4.824%, due 03/25/37	3,414,577	2,285,186
Countrywide Asset-Backed Certificates
Series 2006-6, 0.432%, due 09/25/36 (1 Month U.S. LIBOR + 0.340%) (b)	926,423	908,785
Progress Residential 2020-SFR3 Trust
Series TR, 4.105%, due 10/17/27 (c)	2,000,000	1,982,145
Progress Residential 2021-SFR3
Series TR, 4.254%, due 05/17/26 (c)	1,100,000	1,099,707

	Par Value	Value
Progress Residential Trust
4.003%, due 07/17/38 (c)	$700,000	$699,980
Santander Drive Auto Receivables Trust 2018-1
Series 2018-1, 4.370%, due 05/15/25 (c)	750,000	768,100
Other Securities (b)(c)(e)(f)		9,299,698
Total Asset-Backed Securities (Cost $19,705,960)		19,002,237

COLLATERALIZED LOAN OBLIGATIONS — 5.5% (b)
Annisa CLO Ltd. 2016-2
Series 2016-R, 2.188%, due 07/20/31 (3 Month U.S. LIBOR + 2.000%) (c)	1,000,000	1,000,070
Ares XLIX CLO Ltd.
Series 2018-49, 2.134%, due 07/22/30 (3 Month U.S. LIBOR + 1.950%) (c)	1,000,000	1,004,218
Palmer Square CLO 2018-3 Ltd.
Series C, 2.456%, due 08/15/26 (3 Month U.S. LIBOR + 2.300%) (c)	1,000,000	999,990
Other Securities (c)(e)(f)		13,641,958
Total Collateralized Loan Obligations (Cost $16,613,195)		16,646,236

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 18.5%
Basic Materials — 0.8%
Other Securities (a)(c)(e)		$2,287,539

Communications — 3.1%
Other Securities (b)(c)(e)		9,454,724

Consumer, Cyclical — 3.6%
Other Securities (a)(b)(c)(e)		10,857,063

Consumer, Non-cyclical — 3.3%
Other Securities (b)(c)(e)		9,980,814

Energy — 1.8%
Other Securities (c)(e)		5,337,444

Financial — 2.4%
Other Securities (b)(c)(e)		7,206,221

Industrial — 1.6%
Other Securities (a)(c)(e)		4,946,456

Technology — 1.0%
Other Securities (c)(e)		3,083,490

Utilities — 0.9%
Other Securities (b)(c)(e)		2,852,830

Total Corporate Bonds (Cost $53,521,959)		56,006,581

FOREIGN BONDS — 21.7%
Argentina — 0.1%
Other Securities (b)(e)		207,187

		Par Value	Value
Australia — 0.6%
Other Securities (b)(c)(e)			$1,777,239

Austria — 0.1%
Other Securities (c)(e)			224,017

Bermuda — 0.1%
Other Securities (c)(e)			246,280

Brazil — 0.8%
Other Securities (b)(c)(e)			2,434,938

Britain — 0.9%
Other Securities (b)(c)(e)			2,793,765

Canada — 2.6%
Province of Ontario Canada
1.350%, due 12/02/30	CAD	1,660,000	1,266,132
Other Securities (b)(c)(e)			6,571,533
			7,837,665
Cayman Islands — 0.5%
Other Securities (c)(e)			1,479,361

Chile — 0.7%
Other Securities (b)(c)(e)			2,133,090

China — 0.3%
Other Securities (e)			823,800

Colombia — 0.7%
Other Securities (e)			2,020,877

Dominican Republic — 0.2%
Other Securities (c)(e)			534,022

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 21.7% (Continued)
France — 0.3%
Other Securities (a)(b)(c)(e)			$1,065,331

Germany — 0.1%
Other Securities (b)(c)(e)			295,407

Greece — 0.2%
Other Securities (c)(e)			697,163

India — 0.5%
Other Securities (c)(e)			1,403,436

Indonesia — 1.4%
Other Securities (c)(e)			4,233,871

Ireland — 0.4%
Other Securities (c)(e)			1,126,067

Israel — 0.1%
Other Securities (c)(e)			223,214

Italy — 0.3%
Other Securities (b)(c)(e)			1,046,406

Japan — 0.4%
Japan Government Five Year Bond
0.100%, due 06/20/25	JPY	90,250,000	819,858
Other Securities (b)(e)			293,444
			1,113,302
Jersey — 0.2%
Other Securities (c)(e)			491,184

		Par Value	Value
Liberia — 0.1%
Other Securities (c)(e)			$438,312

Luxembourg — 1.1%
Other Securities (c)(e)			3,231,272

Malaysia — 0.8%
Other Securities (b)(c)(e)			2,348,811

Mauritius — 0.1%
Other Securities (b)(c)(e)			213,500

Mexico — 1.1%
Other Securities (a)(b)(c)(e)			3,384,126

Netherlands — 0.7%
Other Securities (b)(c)(e)			2,178,697

New Zealand — 0.2%
Other Securities (e)			578,505

Norway — 0.6%
Norway Government Bond
2.000%, due 05/24/23 (c)	NOK	8,130,000	968,029
Other Securities (b)(c)(e)			806,433
			1,774,462
Panama — 0.5%
Other Securities (b)(c)(e)			1,516,732

Peru — 0.5%
Other Securities (a)(b)(e)			1,694,097

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Par Value	Value
FOREIGN BONDS — 21.7% (Continued)
Philippines — 0.5%
Other Securities (a)(e)		$1,561,460

Portugal — 0.3%
Other Securities (c)(e)		1,053,614

Puerto Rico — 0.1%
Other Securities (e)		310,557

Qatar — 0.1%
Other Securities (c)(e)		229,969

Saudi Arabia — 0.3%
Other Securities (c)(e)		931,869

Singapore — 1.2%
Other Securities (a)(b)(c)(e)		3,661,210

South Korea — 0.8%
Other Securities (b)(c)(e)		2,534,029

Spain — 0.3%
Other Securities (b)(c)(e)		858,373

Sweden — 0.1%
Other Securities (c)(e)		270,091

Switzerland — 0.3%
Other Securities (b)(c)(e)		825,769

Thailand — 0.2%
Other Securities (b)(e)		636,494

	Par Value	Value
United Arab Emirates — 0.3%
Other Securities (c)(e)		$1,072,203

Total Foreign Bonds (Cost $63,989,903)		65,511,774

BANK LOANS — 5.9% (b)
Dell International LLC
2.000%, due 09/19/25 (1 Month U.S. LIBOR + 1.750%)	787,514	788,250
Other Securities (e)(f)		17,052,190
Total Bank Loans (Cost $17,763,328)		17,840,440

	Shares
COMMON STOCKS — 0.8%
Consumer Discretionary — 0.1%
Other Securities (e)(g)		242,360

Financials — 0.4%
Other Securities (e)		1,107,186

Industrials — 0.2%
Other Securities (e)(g)		593,095

Real Estate — 0.1%
Other Securities (e)		344,981

Total Common Stocks (Cost $2,225,341)		2,287,622

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

	Shares	Value
PREFERRED STOCKS — 1.2%
Communication Services — 0.0% (h)
Other Securities (c)(e)(f)		$119,945

Financials — 0.1%
Other Securities (b)(e)		291,015

Health Care — 0.1%
Other Securities (e)		321,887

Industrials — 0.1%
Other Securities (e)		253,533

Information Technology — 0.1%
Other Securities (e)		353,251

Utilities — 0.8%
Other Securities (a)(e)		2,370,765

Total Preferred Stocks (Cost $3,537,764)		3,710,396

	Contracts	Notional Amount	Value
PURCHASED OTC OPTIONS — 0.0% (h)
Currency Call Option — 0.0% (h)
Australian Dollar, 9/17/21 at $0.7325	9,117,000	$9,117,000	73,711
Currency Put Options — 0.0% (h)
Canadian Dollar, 10/7/21 at $1.22	1,550,000	1,550,000	9,765
Mexican Peso, 7/22/21 at $19.25	1,235,000	1,235,000	635
			10,400
Total Purchased OTC Options (Cost $96,623)			84,111

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 6.3%
Voya Emerging Markets Hard Currency Debt Fund - Class P	533,487	$5,201,495
Voya Floating Rate Fund - Class P	1,114,304	10,106,735
Voya High Yield Bond Fund - Class P	479,881	3,891,832
Total Affiliated Registered Investment Companies (Cost $19,117,262)		19,200,062

Total Investments at Value — 98.0% (Cost $293,154,711)		$296,327,862
Other Assets in Excess of Liabilities — 2.0%		6,167,217
Net Assets — 100.0%		$302,495,079

Percentages are stated as a percent of net assets.

(a)	This security or a partial position of this security is on loan at June 30, 2021. The total fair value of securities on loan at June 30, 2021 was $2,259,356 (Note 7).
(b)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2021.
(c)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of June 30, 2021, the value of these investments was $124,014,736, or 41.0% of total net assets.

(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2021
(e)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2021.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2021 (Unaudited)

(f)	Illiquid security. The total fair value of such securities is $4,347,163 as of June 30, 2021, representing 1.4% of net assets.
(g)	Non-income producing security.
(h)	Represents less than 0.1%.

REMIC — Real Estate Mortgage Investment Conduit

LIBOR — London Interbank Offered Rate

CAD — Canadian Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Futures Contracts	June 30, 2021 (Unaudited)

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Euro BTP Italian Government Bond Future	6	09/08/2021	$750,804	$6,454
2-Year U.S. Treasury Note Future	101	09/30/2021	21,021,804	(34,494)
5-Year U.S. Treasury Note Future	274	09/30/2021	26,896,831	(77,901)
Total Futures Contracts Purchased			$48,669,439	$(105,941)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
30-Year Euro Buxl Future	1	09/08/2021	$184,607	$(849)
Euro Bund Future	7	09/08/2021	851,541	(6,387)
10-Year U.S. Treasury Note Future	48	09/21/2021	5,302,968	(27,491)
U.S. Treasury Long Bond Future	101	09/21/2021	14,612,175	(456,703)
Ultra 10-Year U.S. Treasury Bond Future	78	09/21/2021	7,551,613	(189,317)
Ultra Long-Term U.S. Treasury Bond Future	8	09/21/2021	943,860	(66,423)
Total Futures Contracts Sold Short			$29,446,764	$(747,170)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts	June 30, 2021 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	9/15/2021	CAD	293,125	JPY	26,371,870	$(1,081)
Australia and New Zealand Banking Group Ltd.	9/15/2021	USD	149,496	NZD	215,111	(829)
Barclays Capital, Inc.	7/16/2021	GBP	89,736	USD	124,080	58
Barclays Capital, Inc.	7/16/2021	USD	465,489	NOK	3,842,801	19,142
Barclays Capital, Inc.	7/23/2021	USD	390	MXN	7,828	(1)
Barclays Capital, Inc.	9/15/2021	GBP	411,250	USD	569,920	(938)
Barclays Capital, Inc.	9/15/2021	SGD	930,398	USD	693,438	(1,546)
BNP Paribas Brokerage Services, Inc.	7/16/2021	AUD	8,838,773	USD	6,746,446	(117,262)
BNP Paribas Brokerage Services, Inc.	7/16/2021	CAD	1,399,767	USD	1,153,273	(24,076)
BNP Paribas Brokerage Services, Inc.	7/16/2021	CHF	347,882	USD	388,560	(12,409)
BNP Paribas Brokerage Services, Inc.	7/16/2021	EUR	3,153,157	USD	3,804,698	(64,562)
BNP Paribas Brokerage Services, Inc.	7/16/2021	GBP	1,125,209	USD	1,595,198	(38,624)
BNP Paribas Brokerage Services, Inc.	7/16/2021	NZD	3,131,587	USD	2,259,726	(70,809)
BNP Paribas Brokerage Services, Inc.	7/16/2021	USD	758,038	AUD	996,199	10,877
BNP Paribas Brokerage Services, Inc.	7/16/2021	USD	436,345	CAD	526,788	11,383
BNP Paribas Brokerage Services, Inc.	7/16/2021	USD	805,529	CHF	722,171	24,674
BNP Paribas Brokerage Services, Inc.	7/16/2021	USD	4,779,289	EUR	3,986,837	50,279
BNP Paribas Brokerage Services, Inc.	7/16/2021	USD	2,300,066	GBP	1,644,351	25,330
BNP Paribas Brokerage Services, Inc.	7/16/2021	USD	3,979,293	NOK	33,517,944	86,136
BNP Paribas Brokerage Services, Inc.	7/16/2021	USD	1,628,562	NZD	2,310,488	13,576
BNP Paribas Brokerage Services, Inc.	7/16/2021	USD	545,417	SEK	4,557,725	12,772
Brown Brothers Harriman & Co.	7/16/2021	AUD	2,222,531	USD	1,677,543	(10,619)
Brown Brothers Harriman & Co.	7/16/2021	CAD	464,984	USD	374,831	273
Brown Brothers Harriman & Co.	7/16/2021	CHF	159,028	USD	176,194	(4,244)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2021 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	7/16/2021	EUR	1,121,150	USD	1,343,165	$(13,307)
Brown Brothers Harriman & Co.	7/16/2021	GBP	902,745	USD	1,267,352	(18,528)
Brown Brothers Harriman & Co.	7/16/2021	NOK	1,422,504	USD	170,604	(5,378)
Brown Brothers Harriman & Co.	7/16/2021	SEK	1,535,490	USD	185,512	(6,064)
Brown Brothers Harriman & Co.	7/16/2021	USD	590,634	AUD	761,522	19,484
Brown Brothers Harriman & Co.	7/16/2021	USD	261,111	CAD	315,354	6,714
Brown Brothers Harriman & Co.	7/16/2021	USD	1,226,305	CHF	1,098,553	38,483
Brown Brothers Harriman & Co.	7/16/2021	USD	1,429,973	EUR	1,197,889	9,090
Brown Brothers Harriman & Co.	7/16/2021	USD	1,730,802	GBP	1,217,753	46,206
Brown Brothers Harriman & Co.	7/16/2021	USD	172,901	JPY	18,972,120	2,105
Brown Brothers Harriman & Co.	7/16/2021	USD	238,194	NOK	1,982,357	7,940
Brown Brothers Harriman & Co.	7/16/2021	USD	882,430	NZD	1,257,680	3,336
CIBC, Toronto	9/15/2021	JPY	53,018,943	CAD	586,250	4,641
CIBC, Toronto	9/15/2021	USD	854,880	GBP	614,388	4,847
Citigroup	7/16/2021	CAD	633,344	USD	524,617	(13,696)
Citigroup	7/16/2021	EUR	293,976	USD	359,000	(10,299)
Citigroup	7/16/2021	NOK	40,571,910	USD	4,783,321	(70,835)
Citigroup	7/16/2021	NZD	1,642,842	USD	1,183,358	(35,043)
Citigroup	7/16/2021	SEK	13,578,768	USD	1,643,078	(56,175)
Citigroup	7/16/2021	USD	359,919	AUD	462,969	12,687
Citigroup	7/16/2021	USD	1,259,036	CAD	1,520,690	32,289
Citigroup	7/16/2021	USD	969,119	GBP	684,755	21,853
Citigroup	7/16/2021	USD	3,082,238	NOK	26,588,284	(6,029)
Citigroup	7/16/2021	USD	1,857,052	NZD	2,594,977	43,214
Citigroup	7/23/2021	USD	282,543	PEN	1,056,768	7,526
Citigroup	8/6/2021	USD	157	IDR	2,245,940	2
Citigroup	9/15/2021	CAD	707,445	USD	577,500	(6,814)
Citigroup	9/15/2021	SGD	40,693	USD	30,269	(8)
Citigroup	9/15/2021	USD	647,526	AUD	862,781	266
Citigroup	9/15/2021	USD	1,324,377	BRL	6,730,188	(15,638)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2021 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank, USA	9/15/2021	CAD	716,660	USD	578,500	$(379)
Goldman Sachs Bank, USA	9/15/2021	USD	1,682,272	EUR	1,410,621	6,905
Goldman Sachs Bank, USA	9/15/2021	USD	139,708	NZD	200,770	(596)
HSBC Bank, USA	9/15/2021	CAD	714,880	USD	577,500	(816)
HSBC Bank, USA	9/15/2021	USD	282,583	GBP	203,138	1,533
HSBC Bank, USA	9/15/2021	USD	362,419	SGD	486,258	813
JPMChase, New York	8/6/2021	USD	9,691	RUB	705,141	103
JPMChase, New York	8/6/2021	USD	14,967	TRY	128,645	480
JPMChase, New York	9/15/2021	CAD	1,816,258	USD	1,473,050	(7,898)
JPMChase, New York	9/15/2021	GBP	577,500	CAD	987,750	2,191
JPMChase, New York	9/15/2021	USD	362,419	SGD	486,673	504
Morgan Stanley Capital	7/16/2021	AUD	775,346	USD	588,150	(6,632)
Morgan Stanley Capital	7/16/2021	CHF	1,117,941	USD	1,244,204	(35,417)
Morgan Stanley Capital	7/16/2021	GBP	88,222	USD	122,892	(850)
Morgan Stanley Capital	7/16/2021	NOK	23,314,928	USD	2,819,138	(111,076)
Morgan Stanley Capital	7/16/2021	SEK	12,785,621	USD	1,543,921	(49,710)
Morgan Stanley Capital	7/16/2021	USD	1,260,747	AUD	1,626,014	41,217
Morgan Stanley Capital	7/16/2021	USD	1,527,166	CHF	1,371,394	44,331
Morgan Stanley Capital	7/16/2021	USD	449,205	EUR	367,383	13,431
Morgan Stanley Capital	7/16/2021	USD	896,392	JPY	97,772,681	16,195
Morgan Stanley Capital	7/16/2021	USD	352,525	NOK	2,913,096	14,165
Morgan Stanley Capital	8/6/2021	PLN	244	USD	66	(2)
Morgan Stanley Capital	8/6/2021	ZAR	23,909	USD	1,728	(62)
Morgan Stanley Capital	9/15/2021	CAD	495,293	GBP	288,750	49
Morgan Stanley Capital	9/15/2021	CAD	712,375	USD	577,500	(2,836)
Morgan Stanley Capital	9/15/2021	USD	1,732,500	CAD	2,118,333	23,668
Morgan Stanley Capital	9/15/2021	USD	689,113	EUR	580,000	259
Morgan Stanley Capital	9/15/2021	USD	362,419	SGD	486,458	665
Royal Bank of Canada, Toronto	9/15/2021	CAD	493,702	GBP	288,750	(1,235)
Royal Bank of Canada, Toronto	9/15/2021	CAD	293,125	JPY	26,291,290	(355)
Royal Bank of Canada, Toronto	9/15/2021	CAD	353,954	USD	288,750	(3,220)
Royal Bank of Canada, Toronto	9/15/2021	EUR	1,343,050	CAD	1,980,793	(2,767)
Royal Bank of Canada, Toronto	9/15/2021	USD	309,817	CAD	374,177	7,974
Standard Chartered Securities N.A.	7/16/2021	CAD	686,967	USD	563,688	(9,509)
Standard Chartered Securities N.A.	7/16/2021	USD	189,753	NZD	263,565	5,526
Standard Chartered Securities N.A.	7/23/2021	CLP	1,437,301	USD	2,007	(51)
Standard Chartered Securities N.A.	7/23/2021	COP	476,957	USD	128	(1)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2021 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Standard Chartered Securities N.A.	7/23/2021	PEN	1,186,599	USD	308,208	$597
Standard Chartered Securities N.A.	9/15/2021	EUR	580,000	USD	688,658	197
State Street Bank, Boston	7/16/2021	EUR	1,254,425	USD	1,497,109	(9,165)
State Street Bank, Boston	7/16/2021	GBP	526,914	USD	746,651	(17,737)
State Street Bank, Boston	7/16/2021	NZD	1,738,826	USD	1,260,209	(44,803)
State Street Bank, Boston	7/16/2021	SEK	2,266,859	USD	272,389	(7,469)
State Street Bank, Boston	7/16/2021	USD	904,068	AUD	1,163,548	31,393
State Street Bank, Boston	7/16/2021	USD	414,464	CAD	510,744	2,445
State Street Bank, Boston	7/16/2021	USD	598,576	EUR	491,755	15,278
State Street Bank, Boston	7/16/2021	USD	682,635	GBP	482,555	15,085
State Street Bank, Boston	7/16/2021	USD	1,121,879	NOK	9,577,917	9,390
State Street Bank, Boston	7/16/2021	USD	478,202	NZD	660,877	16,262
State Street Bank, Boston	7/16/2021	USD	204,551	SEK	1,731,365	2,212
State Street Bank, Boston	9/15/2021	EUR	577,689	GBP	496,923	(1,406)
State Street Bank, Boston	9/15/2021	GBP	411,250	USD	580,674	(11,692)
State Street Bank, Boston	9/15/2021	USD	165,706	BRL	820,408	2,358
State Street Bank, Boston	9/15/2021	USD	887,317	CAD	1,078,187	17,557
State Street Bank, Boston	9/15/2021	USD	733,291	SGD	971,092	11,137
UBS AG, Stamford	9/15/2021	GBP	498,217	EUR	577,689	3,196
UBS AG, Stamford	9/15/2021	USD	231,286	JPY	25,290,222	3,488
						$(104,711)

AUD - Australian Dollar

BRL - Brazillian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

EUR - Euro

GBP - British Pound

IDR - Indian Rupee

JPY - Japanese Yen

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Sol

PLN - Polish Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

USD - U.S. Dollar

ZAR - South African Rand

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Written Options	June 30, 2021 (Unaudited)

WRITTEN OPTIONS	Counterparty	Contracts	Notional Amount	Value
Currency Call Options
Australian Dollar, 7/19/21 at 0.751	Standard Chartered Bank	5,209,000	$5,209,000	$(46,225)
U.S Dollar, 8/10/21 at 1.218 EUR	Citigroup	1,760,000	1,760,000	(1,692)
U.S Dollar, 8/19/21 at 1.194 EUR	UBS AG, Stamford	1,790,000	1,790,000	(11,332)
			$8,759,000	$(59,249)

Currency Put Options
Canadian Dollar, 3/31/21 at 1.22	Goldman Sachs Bank, USA	1,550,000	$1,550,000	$(9,765)
Total Written Options (Premiums Received $113,686)			$10,309,000	$(69,014)

EUR — Euro

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Interest Rate Swaptions	June 30, 2021 (Unaudited)

Counterparty	Description	Exercise Rate	Expiration Date	Notional Value	Value
BNP Paribas Brokerage Services, Inc.	Interest Rate, 3MO LIBOR	1.450%	07/01/2021	$1,180,000	$(3,717)
BNP Paribas Brokerage Services, Inc.	Interest Rate, 3MO LIBOR	1.450%	07/01/2021	1,180,000	(477)
Morgan Stanley Capital	Interest Rate, 3MO LIBOR	1.420%	07/01/2021	1,180,000	(1,522)
Morgan Stanley Capital	Interest Rate, 3MO LIBOR	1.420%	07/01/2021	1,180,000	(1,661)
Morgan Stanley Capital	Interest Rate, 3MO LIBOR	2.740%	09/23/2021	2,239,000	(1,348)
Morgan Stanley Capital	Interest Rate, 3MO LIBOR	1.740%	09/23/2021	2,239,000	(25,589)

Total Interest Rate Swaptions Written (Premiums Received $61,531)					$(34,314)

LIBOR — London Interbank Offered Rate.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Centrally Cleared Credit Default Swaps	June 30, 2021 (Unaudited)

Counterparty	Reference Entity	Protection	Pay Fixed Rate	Termination Date	Payment Frequency	Notional Amount	Value	Upfront Premium Received	Unrealized Depreciation
Morgan Stanley Capital	Prudential Financial, Inc.	Buy	1.000%	12/20/2024	Quarterly	445,000	$(10,425)	$8,671	$(1,754)

Total Credit Default Swap Contracts							$(10,425)	$8,671	$(1,754)

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Centrally Cleared Interest Rate Swaps	June 30, 2021 (Unaudited)

Counterparty	Pay (Receive) Floating Rate	Pay (Receive) Fixed Rate	Termination Date	Payment Frequency	Notional Value	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	(3MO LIBOR)	1.4610%	07/06/2031	Quarterly	$342,000	$(1,299)	$(1,299)
Morgan Stanley Capital	3MO LIBOR	(1.4423%)	07/06/2031	Quarterly	188,000	377	377
Morgan Stanley Capital	(3MO LIBOR)	(1.4720%)	07/06/2031	Quarterly	397,700	(1,928)	(1,928)
Morgan Stanley Capital	3MO LIBOR	(1.4637%)	07/06/2031	Quarterly	108,500	440	440
Morgan Stanley Capital	(3MO LIBOR)	1.5084%	07/06/2031	Quarterly	651,000	(5,417)	(5,417)
Morgan Stanley Capital	3MO LIBOR	1.4551%	07/06/2031	Quarterly	338,250	1,094	1,094
Morgan Stanley Capital	3MO LIBOR	(1.4586%)	07/06/2031	Quarterly	266,200	950	950
Morgan Stanley Capital	3MO LIBOR	(1.4315%)	07/06/2031	Quarterly	602,700	—	—

Total Interest Rate Swap Contracts							$(5,783)

LIBOR — London Interbank Offered Rate.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities June 30, 2021 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
ASSETS:
Unaffiliated investments, at value* (Note 2)	$257,912,903	$201,709,280
Investments in affiliated registered investment companies, at value (Note 6)	11,982,061	9,905,379
Cash and cash equivalents	5,197,965	3,979,435
Cash proceeds from securities lending (Note 8)	—	1,123,072
Margin deposits for futures contracts	152,346	123,031
Receivable for capital shares sold	281,874	320,223
Receivable for investment securities sold	1,738,813	1,393,681
Unrealized appreciation on swap contracts	12,719,047	9,979,063
Securities lending income receivable	—	135
Dividends and interest receivable	196,433	207,241
Foreign withholding tax reclaims receivable	15,872	9,327
Other assets	36,205	46,787
Total Assets	290,233,519	228,796,654
LIABILITIES:
Payable upon return of securities loaned (Note 8)	—	1,123,072
Payable for capital shares redeemed	174,205	208,264
Payable for investment securities purchased	1,755,751	1,369,226
Net variation margin payable on futures contracts	26,291	20,467
Investment advisory fees payable (Note 3)	172,237	139,573
Distribution fees payable (Note 4)	20,976	178
Shareholder service fees payable (Note 4)	25,835	8,904
Administration fees payable	19,617	13,408
Foreign withholding tax payable	891	662
Payable for loans outstanding (Note 12)	—	73,000
Accrued interest expense (Note 5)	—	5
Accrued expenses and other payables	34,306	32,205
Total Liabilities	2,230,109	2,988,964
NET ASSETS	$288,003,410	$225,807,690
* Includes value of securities on loan	$—	$1,106,637

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2021 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET ASSETS CONSIST OF:
Paid-in capital	$124,532,629	$166,284,917
Accumulated earnings	163,470,781	59,522,773

NET ASSETS	$288,003,410	$225,807,690

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$83,520,646	$6,194,245
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	1,661,637	266,939
Net asset value, offering and redemption price per share	$50.26	$23.20

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$204,482,764	$219,613,445
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	3,589,063	9,536,669
Net asset value, offering and redemption price per share	$56.97	$23.03

Unaffiliated investments, at cost (Note 2)	$133,306,082	$160,619,510
Investments in affiliated registered investment companies, at cost (Note 6)	$11,657,193	$9,715,125

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2021 (Unaudited)

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$40,942,681	$36,271,337	$237,913,676
Cash and cash equivalents	678,957	470,283	4,104,205
Cash proceeds from securities lending (Note 8)	375,020	230,222	1,059,837
Receivable for capital shares sold	41,472	39,103	42,385
Receivable for investment securities sold	196,840	568,739	—
Securities lending income receivable	48	85	571
Dividends and interest receivable	4,525	38,812	144,557
Foreign withholding tax reclaims receivable	—	15	—
Other assets	19,590	19,989	31,512
Total Assets	42,259,133	37,638,585	243,296,743
LIABILITIES:
Payable upon return of securities loaned (Note 8)	375,020	230,222	1,059,837
Payable for capital shares redeemed	32,300	37,850	1,606
Payable for investment securities purchased	157,249	582,310	—
Investment advisory fees payable (Note 3)	18,417	14,681	19,665
Distribution fees payable (Note 4)	12,209	—	148,971
Shareholder service fees payable (Note 4)	961	1,803	—
Administration fees payable	5,898	5,850	18,570
Foreign withholding tax payable	—	—	4
Accrued expenses and other payables	19,744	22,024	27,206
Total Liabilities	621,798	894,740	1,275,859
NET ASSETS	$41,637,335	$36,743,845	$242,020,884
* Includes fair value of securities on loan	$352,694	$221,762	$1,031,862

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2021 (Unaudited)

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
NET ASSETS CONSIST OF:
Paid-in capital	$16,423,923	$28,596,703	$49,336,028
Accumulated earnings	25,213,412	8,147,142	192,684,856

NET ASSETS	$41,637,335	$36,743,845	$242,020,884

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$11,465,266	$6,415,279	$187,189,989
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	329,390	237,386	6,488,853
Net asset value, offering and redemption price per share	$34.81	$27.02	$28.85

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$30,172,069	$30,328,566	$54,830,895
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	778,650	1,093,357	1,897,274
Net asset value, offering and redemption price per share	$38.75	$27.74	$28.90

Unaffiliated investments, at cost (Note 2)	$25,510,820	$26,921,770	$53,930,643

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2021 (Unaudited)

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$279,012,535	$277,127,800
Investments in affiliated registered investment companies, at value (Note 6)	15,041,151	19,200,062
Cash and cash equivalents	4,873,325	6,751,880
Foreign currency, at value	39,220	568,727
Cash proceeds from securities lending (Note 8)	—	2,303,113
Margin deposits for futures contracts	191,450	682,115
Margin deposits for swap contracts	—	350,266
Receivable for capital shares sold	459,549	643,644
Receivable for investment securities sold	1,588,332	1,455,746
Unrealized appreciation on swap contracts	12,818,159	—
Unrealized appreciation on swaption contracts	—	27,217
Unrealized appreciation on foreign forward currency contracts (Note 7)	—	825,787
Securities lending income receivable	91	1,073
Dividends and interest receivable	633,370	2,029,727
Foreign withholding tax reclaims receivable	1,257,641	12,691
Other assets	65,774	36,819
Total Assets	315,980,597	312,016,667
LIABILITIES:
Options written, at value	—	69,014
Swaption premium received	—	61,531
Payable upon return of securities loaned (Note 8)	—	2,303,113
Payable for capital shares redeemed	275,576	873,359
Payable for investment securities purchased	1,639,190	4,882,151
Payable for distributions	—	17,350
Unrealized depreciation on foreign forward currency contracts (Note 6)	—	930,498
Net variation margin payable on futures contracts	31,861	106,920
Net variation margin payable for swaps	—	1,007
Investment advisory fees payable (Note 3)	229,494	140,248
Distribution fees payable (Note 4)	37	62
Shareholder service fees payable (Note 4)	9,568	15,603
Administration fees payable	—	23,732
Foreign withholding tax payable	34,028	7,787
Accrued interest expense (Note 5)	1	—
Accrued expenses and other payables	72,916	89,213
Total Liabilities	2,292,671	9,521,588
NET ASSETS	$313,687,926	$302,495,079
* Includes value of securities on loan	$—	$2,259,356

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2021 (Unaudited)

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET ASSETS CONSIST OF:
Paid-in capital	$203,864,643	$296,150,622
Accumulated earnings	109,823,283	6,344,457

NET ASSETS	$313,687,926	$302,495,079

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$2,690,615	$2,038,163
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	194,119	197,237
Net asset value, offering and redemption price per share (a)	$13.86	$10.33

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$310,997,311	$300,456,916
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	22,741,485	29,260,936
Net asset value, offering and redemption price per share (a)	$13.68	$10.27

Unaffiliated investments, at cost (Note 2)	$210,820,814	$274,037,449
Investments in affiliated registered investment companies, at cost (Note 6)	$14,606,274	$19,117,262
Foreign currency, at cost	$46,883	$582,171
Premiums received for options written	$—	$113,686

†	For Wilshire International Equity Fund, (40,000,000 shares authorized, per class, par value $.001 per share).
(a)	For Wilshire International Equity Fund, a redemption fee may apply to redemptions of shares held for sixty days or less, subject to certain exceptions (Note 2).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations For the Six Months Ended June 30, 2021 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
INVESTMENT INCOME:
Dividends	$736,601	$1,395,326
Dividends from affiliated registered investment companies (Note 6)	270,375	204,490
Interest	139,569	111,310
Income from securities lending (Note 8)	373	1,350
Foreign taxes withheld	(24,041)	(9,034)
Total income	1,122,877	1,703,442

EXPENSES:
Investment advisory fees (Note 3)	999,967	807,495
Shareholder Service fees (Note 4)
Investment Class	51,024	3,484
Institutional Class	49,443	47,226
Distribution (12b-1) fees (Note 4)
Investment Class	97,761	7,300
Administration and accounting fees (Note 3)	64,491	52,617
Directors’ fees and expenses (Note 3)	30,998	23,415
Professional fees	29,115	24,849
Registration and filing fees	24,283	24,208
Transfer agent fees (Note 3)	21,425	16,815
Custodian fees (Note 3)	19,462	21,810
Pricing costs	17,348	18,430
Printing expense	10,980	9,329
Insurance expense	8,417	5,202
Other	4,102	4,025
Interest expense (Note 5)	239	661
Total expenses	1,429,055	1,066,866
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(1,558)	—
Fees paid indirectly (Note 4)	(634)	(105)
Net expenses	1,426,863	1,066,761

Net investment income (loss)	(303,986)	636,681

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Six Months Ended June 30, 2021 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$14,664,014	$20,702,448
Sale of affiliated registered investment companies	(63,426)	(56,463)
Futures contracts	644,279	442,110
Swap contracts	984,529	—
Foreign currency transactions	—	1,561
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	13,906,236	7,769,111
Investments in affiliated investment companies	24,853	20,864
Futures contracts	(150,441)	(119,078)
Swap contracts	4,790,453	5,813,240
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	55
Net realized and unrealized gains on investments and foreign currency transactions	34,800,497	34,573,848

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,496,511	$35,210,529

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Six Months Ended June 30, 2021 (Unaudited)

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
INVESTMENT INCOME:
Dividends	$58,370	$241,152	$1,546,145
Income from securities lending (Note 8)	1,859	678	4,657
Interest	5	83	654
Foreign taxes withheld	—	(280)	(58)
Total income	60,234	241,633	1,551,398

EXPENSES:
Investment advisory fees (Note 3)	178,218	158,642	112,696
Administration and accounting fees (Note 3)	19,927	20,228	63,033
Shareholder Service fees (Note 4)
Institutional Class	12,989	13,202	5,990
Investment Class	5,957	4,613	54,698
Registration and filing fees	17,586	17,482	20,032
Distribution (12b-1) fees (Note 4)
Investment Class	14,050	7,666	217,358
Professional fees	13,048	13,288	23,624
Transfer agent fees (Note 3)	12,197	11,950	17,822
Custodian fees (Note 3)	6,803	8,042	7,907
Pricing costs	6,425	10,858	27,206
Directors’ fees and expenses (Note 3)	5,371	4,511	25,314
Printing expense	5,145	5,752	6,017
Insurance expense	1,115	783	6,108
Interest expense (Note 5)	1,089	1,410	174
Other	766	948	903
Total expenses	300,686	279,375	588,882
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(54,911)	(64,998)	—
Fees paid indirectly (Note 4)	(935)	(484)	—
Net expenses	244,840	213,893	588,882

Net investment income (loss)	(184,606)	27,740	962,516

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTES 2 and 6):
Net realized gains from:
Sale of unaffiliated investments	$9,146,314	$4,002,922	$6,402,231
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(3,478,134)	4,670,436	23,910,001
Net realized and unrealized gains on investments	5,668,180	8,673,358	30,312,232

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,483,574	$8,701,098	$31,274,748

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Six Months Ended June 30, 2021 (Unaudited)

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
INVESTMENT INCOME:
Dividends	$3,508,807	$132,741
Dividends from affiliated registered investment companies	321,467	444,570
Interest	199,613	5,564,801
Income from securities lending (Note 8)	1,417	3,791
Foreign taxes withheld	(358,524)	(13,447)
Total income	3,672,780	6,132,456

EXPENSES:
Investment advisory fee (Note 3)	1,532,014	906,051
Custodian fees (Note 3)	148,077	45,437
Administration and accounting fees (Note 3)	108,267	81,206
Shareholder Service fees (Note 4)
Institutional Class	59,515	77,889
Investment Class	2,254	1,814
Pricing costs	43,504	138,875
Professional fees	36,980	37,759
Directors’ fees and expenses (Note 3)	36,038	36,128
Registration and filing fees	21,902	23,360
Transfer agent fees (Note 3)	20,351	19,385
Other	15,907	5,495
Insurance expense	10,456	9,184
Printing expense	9,006	8,857
Interest expense (Note 2)	4,082	—
Distribution (12b-1) fees (Note 4)
Investment Class	3,150	2,463
Total expenses	2,051,503	1,393,903
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(118,021)	(32,364)
Fees paid indirectly (Note 4)	(2,278)	—
Net expenses	1,931,204	1,361,539

Net investment income	1,741,576	4,770,917

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Six Months Ended June 30, 2021 (Unaudited)

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$21,773,384	$2,000,027
Sale of affiliated registered investment companies	(94,084)	18,607
Futures contracts	679,988	1,193,481
Forward currency contracts	—	121,353
Option contracts written	—	143,030
Swap contracts	(52,113)	(307,895)
Swaption contracts	—	262,439
Foreign currency transactions	(101,547)	(5,174)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	6,224,331	(3,938,479)
Investments in affiliated registered investment companies	87,572	(53,275)
Futures contracts	(174,009)	(1,007,263)
Forward currency contracts	—	(96,548)
Option contracts written	—	40,016
Swap contracts	5,075,404	(6,679)
Swaption contracts	—	41,321
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(57,571)	(39,833)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	33,361,355	(1,634,872)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,102,931	$3,136,045

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
OPERATIONS:
Net investment income (loss)	$(303,986)	$(493,442)	$636,681	$2,867,388
Net realized gains (losses) on investments and foreign currency transactions	16,229,396	51,271,105	21,089,656	(14,121,216)
Long-term capital gain distributions from registered investment companies	—	30,340	—	32,236
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	18,571,101	29,167,079	13,484,192	9,142,990
Net increase (decrease) in net assets resulting from operations	34,496,511	79,975,082	35,210,529	(2,078,602)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11)
Investment Class shares	—	(13,650,797)	—	(54,448)
Institutional Class shares	—	(30,321,883)	—	(1,879,212)
Total distributions to shareholders	—	(43,972,680)	—	(1,933,660)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	583,272	1,636,138	179,763	459,739
Shares issued as reinvestment of distributions	—	13,390,463	—	53,358
Shares redeemed	(4,751,403)	(10,449,385)	(431,016)	(893,066)
Net increase (decrease) in net assets from Investment Class share transactions	(4,168,131)	4,577,216	(251,253)	(379,969)

Institutional Class shares:
Shares sold	10,382,417	53,658,417	22,184,733	62,075,523
Shares issued as reinvestment of distributions	—	29,138,547	—	1,867,534
Shares redeemed	(15,070,410)	(71,942,910)	(24,390,040)	(58,635,890)
Net increase (decrease) in net assets from Institutional Class share transactions	(4,687,993)	10,854,054	(2,205,307)	5,307,167

Net increase in net assets	25,640,387	51,433,672	32,753,969	914,936

NET ASSETS:
Beginning of period	262,363,023	210,929,351	193,053,721	192,138,785
End of period	$288,003,410	$262,363,023	$225,807,690	$193,053,721

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
OPERATIONS:
Net investment income (loss)	$(184,606)	$(324,421)	$27,740	$214,782
Net realized gains (losses) on investments	9,146,314	5,435,991	4,002,922	(5,441,581)
Net change in unrealized appreciation (depreciation) on investments	(3,478,134)	4,037,553	4,670,436	1,106,315
Net increase (decrease) in net assets resulting from operations	5,483,574	9,149,123	8,701,098	(4,120,484)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11)
Investment Class shares	—	(1,206,193)	—	(118,716)
Institutional Class shares	—	(3,758,680)	—	(773,004)
Total distributions to shareholders	—	(4,964,873)	—	(891,720)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	142,550	404,964	242,273	532,525
Shares issued as reinvestment of distributions	—	1,164,454	—	116,830
Shares redeemed	(1,163,860)	(1,488,655)	(360,292)	(711,018)
Net increase (decrease) in net assets from Investment Class share transactions	(1,021,310)	80,763	(118,019)	(61,663)

Institutional Class shares:
Shares sold	1,319,660	3,856,050	783,849	5,849,495
Shares issued as reinvestment of distributions	—	3,702,203	—	765,889
Shares redeemed	(12,204,515)	(26,887,293)	(12,605,077)	(21,992,216)
Net decrease in net assets from Institutional Class share transactions	(10,884,855)	(19,329,040)	(11,821,228)	(15,376,832)

Net decrease in net assets	(6,422,591)	(15,064,027)	(3,238,149)	(20,450,699)

NET ASSETS:
Beginning of period	48,059,926	63,123,953	39,981,994	60,432,693
End of period	$41,637,335	$48,059,926	$36,743,845	$39,981,994

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
OPERATIONS:
Net investment income	$962,516	$2,300,389	$1,741,576	$2,118,737
Net realized gains on investments and foreign currency transactions	6,402,231	16,685,820	22,205,628	25,496,882
Long-term capital gain distributions from registered investment companies	—	—	—	28,129
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	23,910,001	14,403,520	11,155,727	7,732,209
Net increase in net assets resulting from operations	31,274,748	33,389,729	35,102,931	35,375,957

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11)
Investment Class shares	—	(14,051,111)	—	(157,257)
Institutional Class shares	—	(4,284,398)	—	(20,495,045)
Total distributions to shareholders	—	(18,335,509)	—	(20,652,302)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	7,742,013	12,884,807	217,710	370,606
Shares issued as reinvestment of distributions	—	13,501,542	—	151,899
Redemption fees (Note 2)	—	—	21	33
Shares redeemed	(8,801,995)	(37,561,008)	(248,430)	(869,511)
Net decrease in net assets from Investment Class share transactions	(1,059,982)	(11,174,659)	(30,699)	(346,973)

Institutional Class shares:
Shares sold	3,463,659	15,300,155	8,954,806	24,320,912
Shares issued as reinvestment of distributions	—	3,729,111	—	20,345,307
Redemption fees (Note 2)	—	—	2,582	3,970
Shares redeemed	(4,400,648)	(12,545,555)	(38,212,197)	(141,281,646)
Net increase (decrease) in net assets from Institutional Class share transactions	(936,989)	6,483,711	(29,254,809)	(96,611,457)

Net increase (decrease) in net assets	29,277,777	10,363,272	5,817,423	(82,234,775)

NET ASSETS:
Beginning of period	212,743,107	202,379,835	307,870,503	390,105,278
End of period	$242,020,884	$212,743,107	$313,687,926	$307,870,503

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE INCOME OPPORTUNITIES FUND
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
OPERATIONS:
Net investment income	$4,770,917	$10,038,351
Net realized gains on investments and foreign currency transactions	3,425,868	4,045,954
Net change in unrealized depreciation on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(5,060,740)	(597,738)
Net increase in net assets resulting from operations	3,136,045	13,486,567

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11)
Investment Class shares	(28,379)	(73,417)
Institutional Class shares	(4,943,443)	(11,694,069)
Total distributions to shareholders	(4,971,822)	(11,767,486)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	220,009	496,102
Shares issued as reinvestment of distributions	27,475	71,160
Redemption fees (Note 2)	—	—
Shares redeemed	(197,132)	(482,606)
Net increase in net assets from Investment Class share transactions	50,352	84,656

Institutional Class shares:
Shares sold	22,575,252	73,129,503
Shares issued as reinvestment of distributions	4,907,794	11,607,602
Shares redeemed	(31,871,685)	(75,221,205)
Net increase (decrease) in net assets from Institutional Class share transactions	(4,388,639)	9,515,900

Net increase (decrease) in net assets	(6,174,064)	11,319,637

NET ASSETS:
Beginning of period	308,669,143	297,349,506
End of period	$302,495,079	$308,669,143

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$44.34		$38.88		$33.33		$39.53	$33.93	$36.82

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.11)		(0.19)		(0.15)		(0.20)	(0.08)	0.04
Net realized and unrealized gains (losses) on investments	6.03		15.00		9.61		(0.35)	9.24	1.26
Total from investment operations	5.92		14.81		9.46		(0.55)	9.16	1.30

Less distributions:
From net investment income	—		—		—		—	—	(0.01)
From realized capital gains	—		(9.35)		(3.91)		(5.65)	(3.56)	(4.18)
Total distributions	—		(9.35)		(3.91)		(5.65)	(3.56)	(4.19)

Net asset value, end of period	$50.26		$44.34		$38.88		$33.33	$39.53	$33.93

Total return (b)	13.35	%(c)	38.82%		28.61%		(1.90%)	26.93%	3.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$83,521		$77,659		$64,470		$56,671	$64,130	$62,634
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.30	%(e)	1.30	%(f)	1.30	%(f)	1.31%	1.30%	1.32%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)(g)	1.30	%(e)	1.31%		1.32%		1.31%	1.30%	1.32%
Net investment income (loss) (h)	(0.46	%)(e)	(0.43%)		(0.37%)		(0.48%)	(0.21%)	0.10%
Portfolio turnover rate	36	%(c)	84%		43%		69%	51%	75%

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)	Annualized.
(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.29% and 1.30% for the years ended December 31, 2020 and 2019, respectively (Note 3).

(g)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.30%, 1.31%, 1.32% 1.31%, 1.30%, and 1.32%, for the period ended June 30, 2021, and the years ended December 31, 2020, 2019, 2018, 2017, and 2016 respectively (Note 4).

(h)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$50.18		$42.99	$36.41	$42.53	$36.19	$39.04

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.03)		(0.06)	(0.03)	(0.07)	0.05	0.15
Net realized and unrealized gains (losses) on investments	6.82		16.65	10.52	(0.40)	9.87	1.34
Total from investment operations	6.79		16.59	10.49	(0.47)	9.92	1.49

Less distributions:
From net investment income	—		(0.05)	—	—	(0.02)	(0.16)
From realized capital gains	—		(9.35)	(3.91)	(5.65)	(3.56)	(4.18)
Total distributions	—		(9.40)	(3.91)	(5.65)	(3.58)	(4.34)

Net asset value, end of period	$56.97		$50.18	$42.99	$36.41	$42.53	$36.19

Total return (b)	13.53	%(c)	39.25%	29.02%	(1.58%)	27.35%	3.61%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$204,483		$184,704	$146,459	$148,029	$170,708	$152,167
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	0.98	%(e)	0.98%	1.00%	0.98%	0.98%	1.04%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)(f)	0.98	%(e)	0.98%	1.00%	0.99%	0.98%	1.04%
Net investment income (loss) (g)	(0.13	%)(e)	(0.12%)	(0.07%)	(0.16%)	0.11%	0.37%
Portfolio turnover rate	36	%(c)	84%	43%	69%	51%	75%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)	Annualized.
(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.98%, 1.00% 0.99%, 0.98%, and 1.04%, for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$19.75		$20.11	$17.22	$21.18	$20.40	$18.62

Income (loss) from investment operations:
Net investment income (a)	0.03		0.22	0.31	0.29	0.30	0.37
Net realized and unrealized gains (losses) on investments and foreign currency transactions	3.42		(0.39)	3.74	(2.73)	2.67	2.56
Total from investment operations	3.45		(0.17)	4.05	(2.44)	2.97	2.93

Less distributions:
From net investment income	—		—	(0.32)	(0.29)	(0.30)	(0.14)
From realized capital gains	—		(0.19)	(0.84)	(1.23)	(1.89)	(1.01)
Total distributions	—		(0.19)	(1.16)	(1.52)	(2.19)	(1.15)

Net asset value, end of period	$23.20		$19.75	$20.11	$17.22	$21.18	$20.40

Total return (b)	17.47	%(c)	(0.81%)	23.63%	(11.71%)	14.64%	15.73%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,194		$5,509	$6,070	$5,137	$6,547	$10,112
Operating expenses (d)(e)	1.31	%(f)	1.32%	1.26%	1.24%	1.26%	1.26%
Net investment income (g)	0.28	%(f)	1.32%	1.61%	1.40%	1.38%	1.87%
Portfolio turnover rate	53	%(c)	77%	48%	65%	39%	174%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.31%, 1.32%, 1.26%, 1.24%, 1.26%, and 1.27% for the period ended June 30, 2021, and the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

(f)	Annualized.
(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$19.56		$19.86	$17.01	$20.95	$20.20	$18.67

Income (loss) from investment operations:
Net investment income (a)	0.06		0.28	0.36	0.35	0.36	0.40
Net realized and unrealized gains (losses) on investments and foreign currency transactions	3.41		(0.39)	3.71	(2.71)	2.65	2.55
Total from investment operations	3.47		(0.11)	4.07	(2.36)	3.01	2.95

Less distributions:
From net investment income	—		—	(0.38)	(0.35)	(0.37)	(0.41)
From realized capital gains	—		(0.19)	(0.84)	(1.23)	(1.89)	(1.01)
Total distributions	—		(0.19)	(1.22)	(1.58)	(2.26)	(1.42)

Net asset value, end of period	$23.03		$19.56	$19.86	$17.01	$20.95	$20.20

Total return (b)	17.74	%(c)	(0.52%)	23.99%	(11.47%)	14.99%	15.78%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$219,613		$187,545	$186,069	$182,553	$151,923	$175,497
Operating expenses (d)(e)	0.98	%(f)	0.99%	0.98%	0.97%	0.98%	1.04%
Net investment income (g)	0.60	%(f)	1.65%	1.88%	1.70%	1.67%	2.09%
Portfolio turnover rate	53	%(c)	77%	48%	65%	39%	174%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.98%, 0.98%, 0.98%, 0.97%, 0.98%, and 1.04% for the period ended June 30, 2021, and the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

(f)	Annualized.
(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$30.94		$27.09	$21.71		$25.05	$24.41	$22.64

Income (loss) from investment operations:
Net investment loss (a)	(0.17)		(0.24)	(0.17)		(0.17)	(0.19)	(0.15)
Net realized and unrealized gains (losses) on investments	4.04		7.84	6.07		(1.75)	3.51	4.80
Total from investment operations	3.87		7.60	5.90		(1.92)	3.32	4.65

Less distributions:
From realized capital gains	—		(3.75)	(0.52)		(1.42)	(2.68)	(2.88)

Net asset value, end of period	$34.81		$30.94	$27.09		$21.71	$25.05	$24.41

Total return (b)	12.51	%(c)	28.98%	27.23%		(7.87%)	13.66%	20.44%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,465		$11,128	$9,823		$8,162	$11,386	$8,633
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35	%(d)	1.35%	1.35	%(e)	1.35%	1.48%	1.51%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	1.64	%(d)	1.63%	1.54%		1.54%	1.64%	1.60%
Net investment loss	(1.06	%)(d)	(0.91%)	(0.67%)		(0.65%)	(0.75%)	(0.57%)
Portfolio turnover rate	25	%(c)	50%	67%		92%	110%	114%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.35% for the year ended December 31, 2019 (Note 3).

(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.63%, 1.63%, 1.53%, 1.54%, 1.60%, and 1.64% for the period ended June 30, 2021, and the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$34.40		$29.70	$23.70		$27.14	$26.18	$24.04

Income (loss) from investment operations:
Net investment loss (a)	(0.15)		(0.19)	(0.12)		(0.11)	(0.14)	(0.08)
Net realized and unrealized gains (losses) on investments	4.50		8.64	6.64		(1.91)	3.78	5.10
Total from investment operations	4.35		8.45	6.52		(2.02)	3.64	5.02

Less distributions:
From realized capital gains	—		(3.75)	(0.52)		(1.42)	(2.68)	(2.88)

Net asset value, end of period	$38.75		$34.40	$29.70		$23.70	$27.14	$26.18

Total return (b)	12.65	%(c)	29.30%	27.56%		(7.63%)	13.96%	20.79%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$30,172		$36,932	$53,301		$44,603	$36,599	$28,454
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10	%(d)	1.10%	1.10	%(e)	1.10%	1.23%	1.27%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	1.36	%(d)	1.36%	1.27%		1.27%	1.34%	1.33%
Net investment loss	(0.81	%)(d)	(0.66%)	(0.43%)		(0.37%)	(0.47%)	(0.32%)
Portfolio turnover rate	25	%(c)	50%	67%		92%	110%	114%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).

(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.36%, 1.36%, 1.26%, 1.27%, 1.33%, and 1.33% for the period ended June 30, 2021, and the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$21.45		$21.85	$18.13	$22.99	$23.75	$20.74

Income (loss) from investment operations:
Net investment income (loss) (a)	—		0.06	0.14	0.05	(0.05)	0.10
Net realized and unrealized gains (losses) on investments (b)	5.57		0.03	3.72	(3.77)	2.09	4.99
Total from investment operations	5.57		0.09	3.86	(3.72)	2.04	5.09

Less distributions:
From net investment income	—		—	(0.14)	(0.05)	—	(0.09)
From capital gains	—		(0.49)	—	(1.09)	(2.80)	(1.99)
Total distributions	—		(0.49)	(0.14)	(1.14)	(2.80)	(2.08)

Net asset value, end of period	$27.02		$21.45	$21.85	$18.13	$22.99	$23.75

Total return (c)	25.97	%(d)	0.47%	21.32%	(16.35%)	8.65%	24.86%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,415		$5,186	$5,355	$4,792	$6,305	$9,097
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35	%(e)	1.35%	1.35%	1.35%	1.45%	1.51%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	1.77	%(e)	1.84%	1.56%	1.57%	1.69%	1.60%
Net investment income (loss)	(0.03	%)(e)	0.36%	0.69%	0.21%	(0.25%)	0.48%
Portfolio turnover rate	21	%(d)	54%	168%	74%	88%	99%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Annualized.
(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.77%, 1.84%, 1.55%, 1.58%, 1.67%, and 1.59% for the period ended June 30, 2021, and the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$21.99		$22.33	$18.53		$23.49	$24.14	$21.08

Income (loss) from investment operations:
Net investment income (a)	0.02		0.11	0.19		0.11	0.01	0.16
Net realized and unrealized gains (losses) on investments (b)	5.73		0.04	3.81		(3.88)	2.14	5.08
Total from investment operations	5.75		0.15	4.00		(3.77)	2.15	5.24

Less distributions:
From net investment income	—		—	(0.20)		(0.10)	—	(0.19)
From realized capital gains	—		(0.49)	—		(1.09)	(2.80)	(1.99)
Total distributions	—		(0.49)	(0.20)		(1.19)	(2.80)	(2.18)

Net asset value, end of period	$27.74		$21.99	$22.33		$18.53	$23.49	$24.14

Total return (c)	26.15	%(d)	0.73%	21.60%		(16.17%)	8.97%	25.16%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$30,329		$34,796	$55,078		$46,948	$33,919	$31,698
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10	%(e)	1.10%	1.10	%(g)	1.10%	1.19%	1.27%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	1.44	%(e)	1.52%	1.28%		1.26%	1.37%	1.33%
Net investment income	0.19	%(e)	0.59%	0.92%		0.53%	0.07%	0.73%
Portfolio turnover rate	21	%(d)	54%	168%		74%	88%	99%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Annualized.
(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.44%, 1.51%, 1.27%, 1.27%, 1.35%, and 1.32% for the period ended June 30, 2021, and the years December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

(g)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$25.14		$22.93	$18.58	$20.83	$18.86	$17.78

Income (loss) from investment operations:
Net investment income (a)	0.11		0.26	0.31	0.31	0.29	0.27
Net realized and unrealized gains (losses) on investments	3.60		4.25	5.20	(1.45)	3.52	1.96
Total from investment operations	3.71		4.51	5.51	(1.14)	3.81	2.23

Less distributions:
From net investment income	—		(0.26)	(0.30)	(0.30)	(0.27)	(0.39)
From realized capital gains	—		(2.04)	(0.86)	(0.81)	(1.57)	(0.76)
Total distributions	—		(2.30)	(1.16)	(1.11)	(1.84)	(1.15)

Net asset value, end of period	$28.85		$25.14	$22.93	$18.58	$20.83	$18.86

Total return (b)	14.76	%(c)	19.93%	29.74%	(5.60%)	20.20%	12.51%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$187,190		$164,172	$162,114	$134,197	$149,342	$132,669
Operating expenses	0.59	%(d)	0.61%	0.62%	0.60%	0.62%	0.67	%(e)
Net investment income	0.79	%(d)	1.13%	1.34%	1.42%	1.39%	1.49%
Portfolio turnover rate	3	%(c)	9%	3%	1%	3%	5%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)	The ratio of operating expenses includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.67% for the year ended December 31, 2016 (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$25.15		$22.93	$18.58	$20.83	$18.85	$17.78

Income (loss) from investment operations:
Net investment income (a)	0.14		0.33	0.37	0.37	0.35	0.33
Net realized and unrealized gains (losses) on investments	3.61		4.26	5.20	(1.46)	3.53	1.95
Total from investment operations	3.75		4.59	5.57	(1.09)	3.88	2.28

Less distributions:
From net investment income	—		(0.33)	(0.36)	(0.35)	(0.33)	(0.45)
From realized capital gains	—		(2.04)	(0.86)	(0.81)	(1.57)	(0.76)
Total distributions	—		(2.37)	(1.22)	(1.16)	(1.90)	(1.21)

Net asset value, end of period	$28.90		$25.15	$22.93	$18.58	$20.83	$18.85

Total return (b)	14.91	%(c)	20.28%	30.08%	(5.32%)	20.57%	12.81%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$54,831		$48,571	$40,266	$32,110	$35,066	$40,860
Operating expenses	0.30	%(d)	0.31%	0.33%	0.33%	0.33%	0.36	%(e)
Net investment income	1.08	%(d)	1.44%	1.61%	1.70%	1.67%	1.80%
Portfolio turnover rate	3	%(c)	9%	3%	1%	3%	5%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)	The ratio of operating expenses includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.36% for the year ended December 31, 2016 (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017		Year Ended 12/31/2016
Net asset value, beginning of period	$12.38		$11.37		$9.32		$11.19		$8.92		$8.90

Income (loss) from investment operations:
Net investment income (a)	0.06		0.05		0.12		0.10		0.08		0.10
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.42		1.81		2.07		(1.51)		2.20		0.07
Total from investment operations	1.48		1.86		2.19		(1.41)		2.28		0.17

Less distributions:
From net investment income	—		(0.02)		(0.14)		(0.04)		(0.01)		(0.15)
From realized capital gains	—		(0.83)		—		(0.42)		—		—
Total distributions	—		(0.85)		(0.14)		(0.46)		(0.01)		(0.15)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)

Net asset value, end of period	$13.86		$12.38		$11.37		$9.32		$11.19		$8.92

Total return (c)	11.95	%(d)	16.55%		23.52%		(12.66%)		25.54%		1.88%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,691		$2,438		$2,612		$2,789		$4,176		$11,290
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	1.51	%(f)(g)	1.50%		1.50%		1.51	%(h)	1.51	%(h)	1.52%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.73	%(f)(i)	1.69	%(i)	1.63	%(i)	1.59%		1.55%		1.65%
Net investment income (j)	0.91	%(f)	0.44%		1.21%		1.02%		0.87%		1.19%
Portfolio turnover rate	30	%(d)	61%		54%		96%		62%		79%

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Ratio does not include expenses from underlying funds.
(f)	Annualized.
(g)	The ratio of operating expenses after fee reductions and expense reimbursements includes 0.01% of expenses which are not included in the Portfolio’s expense cap (Note 3).
(h)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.50%, and 1.50% for the years ended December 31, 2018, and 2017, respectively (Note 3).

(i)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.73%, 1.69% and 1.63% for the period ended June 30, 2021, and the years ended December 31, 2020 and 2019, respectively (Note 4).

(j)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017		Year Ended 12/31/2016
Net asset value, beginning of period	$12.20		$11.19		$9.19		$11.04		$8.81		$8.78

Income (loss) from investment operations:
Net investment income (a)	0.07		0.08		0.14		0.13		0.10		0.12
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.41		1.78		2.05		(1.49)		2.18		0.07
Total from investment operations	1.48		1.86		2.19		(1.36)		2.28		0.19

Less distributions:
From net investment income	—		(0.02)		(0.19)		(0.07)		(0.05)		(0.16)
From realized capital gains	—		(0.83)		—		(0.42)		—		—
Total distributions	—		(0.85)		(0.19)		(0.49)		(0.05)		(0.16)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)

Net asset value, end of period	$13.68		$12.20		$11.19		$9.19		$11.04		$8.81

Total return (c)	12.13	%(d)	16.82%		23.81%		(12.39%)		25.92%		2.16%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$310,997		$305,433		$387,493		$383,682		$351,136		$258,311
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	1.26	%(f)(g)	1.25	%(h)	1.25	%(h)	1.27	%(h)	1.26	%(i)	1.27%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.34	%(f)(j)	1.32	%(j)	1.29	%(j)	1.25%		1.26%		1.32%
Net investment income (k)	1.14	%(f)	0.71%		1.39%		1.28%		1.02%		1.44%
Portfolio turnover rate	30	%(d)	61%		54%		96%		62%		79%

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Ratio does not include expenses from underlying funds.
(f)	Annualized.
(g)	The ratio of operating expenses after fee reductions and expense reimbursements includes 0.01% of extraordinary expense which are not included in the Portfolio’s expense cap.
(h)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.25% (Note 3).

(i)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.25% for the year ended December 31, 2017.

(j)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.26%, 1.31% and 1.28% for the period ended June 30,2021, and the years ending December 31, 2020 and 2019, respectively (Note 4).

(k)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017		Period Ended 12/31/2016*
Net asset value, beginning of period	$10.39		$10.42	$9.88		$10.25	$10.14		$10.00

Income (loss) from investment operations:
Net investment income (a)	0.15		0.33	0.35		0.32	0.35		0.21
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	(0.06)		0.03	0.58		(0.39)	0.22		0.18
Total from investment operations	0.09		0.36	0.93		(0.07)	0.57		0.39

Less distributions:
From net investment income	(0.15)		(0.35)	(0.39)		(0.30)	(0.42)		(0.18)
From realized capital gains	—		(0.04)	—		—	(0.04)		(0.07)
Total distributions	(0.15)		(0.39)	(0.39)		(0.30)	(0.46)		(0.25)

Net asset value, end of period	$10.33		$10.39	$10.42		$9.88	$10.25		$10.14

Total return (c)(d)	0.86	%(e)	3.59%	9.58%		(0.65%)	5.60%		3.92	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,038		$1,998	$1,913		$1,864	$6,409		$1,102
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (f)	1.15	%(g)	1.15%	1.18	%(h)	1.16%	1.17	%(i)	1.15	%(g)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	1.30	%(g)	1.29%	1.26%		1.20%	1.23%		1.26	%(g)
Net investment income (j)	2.91	%(g)	3.24%	3.37%		3.02%	3.28%		2.83	%(g)
Portfolio turnover rate	65	%(e)	104%	89%		177%	88%		74	%(e)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

*	Commenced operations on March 30, 2016.
(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(e)	Not annualized
(f)	Ratio does not include expenses from underlying funds.
(g)	Annualized
(h)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.15% for the year ended December 31, 2019.

(i)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.
(j)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2021 (Unaudited)		Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017		Period Ended 12/31/2016*
Net asset value, beginning of period	$10.33		$10.37	$9.83		$10.22	$10.10		$10.00

Income (loss) from investment operations:
Net investment income (a)	0.16		0.35	0.38		0.35	0.37		0.25
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	(0.05)		0.03	0.58		(0.40)	0.22		0.13
Total from investment operations	0.11		0.38	0.96		(0.05)	0.59		0.38

Less distributions:
From net investment income	(0.17)		(0.38)	(0.42)		(0.34)	(0.43)		(0.21)
From realized capital gains	—		(0.04)	—		—	(0.04)		(0.07)
Total distributions	(0.17)		(0.42)	(0.42)		(0.34)	(0.47)		(0.28)

Net asset value, end of period	$10.27		$10.33	$10.37		$9.83	$10.22		$10.10

Total return (c)(d)	1.08	%(e)	3.77%	9.94%		(0.43%)	5.84%		3.82	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$300,457		$306,671	$295,437		$312,201	$310,227		$396,797
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (f)	0.90	%(g)	0.90%	0.92	%(h)	0.90%	0.92	%(i)	0.86	%(g)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	0.92	%(g)	0.92%	0.92%		0.90%	0.92	%(i)	0.86	%(g)
Net investment income (j)	3.16	%(g)	3.48%	3.66%		3.48%	3.49%		3.11	%(g)
Portfolio turnover rate	65	%(e)	104%	89%		177%	88%		74	%(e)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

*	Commenced operations on March 30, 2016.
(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(e)	Not annualized
(f)	Ratio does not include expenses from underlying funds.
(g)	Annualized
(h)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 0.89% for the year ended December 31, 2019.

(i)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.
(j)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements June 30, 2021 (Unaudited)

1. Organization.

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series: Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Portfolio” and collectively the “Portfolios”). The Large Company Growth Portfolio is an open-end non-diversified investment company. The Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are open-end diversified investment companies. The Company accounts separately for the assets, liabilities and operations of each Portfolio.

The investment objective of Large Company Growth Portfolio is to seek capital appreciation.

The investment objective of Large Company Value Portfolio is to seek capital appreciation.

The investment objective of Small Company Growth Portfolio is to seek capital appreciation.

The investment objective of Small Company Value Portfolio is to seek capital appreciation.

The investment objective of Wilshire 5000 IndexSM Fund is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM before the deduction of the Portfolio’s expenses.

The investment objective of Wilshire International Equity Fund is to seek capital appreciation.

The primary investment objective of Wilshire Income Opportunities Fund is to maximize current income. Long-term capital appreciation is a secondary objective.

Each of the Portfolios currently offers Investment and Institutional Class shares, each of which has equal rights as to voting privileges except that the Investment Class has exclusive voting rights for its service and distribution plan. Investment income, realized and unrealized capital gains and losses and the common expenses of each Portfolio are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of such Portfolio. Each class of shares differs with respect to its service and distribution expenses.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolios follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Use of estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation – Securities listed or traded on U.S. exchanges, including options, futures, swaptions and swap contracts, are valued at the last sales price on the exchange where they are principally traded. In the absence of a current quotation, a security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, a security is valued at the mean between the last bid and ask prices. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price; and if there are no such sales, a security is valued at the mean between the last bid and ask prices. Debt securities are typically valued at an evaluated bid price by a third-party pricing agent employing methodologies that utilize actual market transactions, broker-supplied valuations, or other inputs designed to identify the market value for such securities. Third-party pricing agents often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Portfolios’ pricing agent for such securities, if available. Otherwise such securities are valued at amortized cost if the Adviser’s Pricing Committee concludes it approximates fair value. Equity securities primarily traded on a foreign exchange are typically valued daily at a price as provided by an independent pricing service, which is an estimate of the fair value price. Foreign currency contracts, including forward contracts, are valued at the applicable translation rates as supplied by the third-party pricing vendor. In the event market quotations are not readily available, such securities are valued at fair value according to procedures adopted by the Board of Directors (the “Board”) or as determined in good faith by the Adviser’s Pricing Committee, whose members include at least two representatives of Wilshire Advisors LLC, formerly known as Wilshire Associates Incorporated (the “Adviser”), one of whom is an officer of the Company, or by the Company’s Valuation Committee which is composed

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

of Directors of the Company. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Company’s valuation procedures. Significant events may include, but are not limited to, the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Wilshire International Equity Fund uses a third-party pricing agent who provides a daily fair value for foreign securities. In the event that the Adviser believes that the fair values provided are not reliable, the Adviser may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the six months ended June 30, 2021, there have been no significant changes to the Portfolios’ fair value methodologies.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

The following is a summary of the inputs used to value the Portfolios’ investments as of June 30, 2021:

Large Company Growth Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$233,338,290	$—	$—	$233,338,290
U.S. Treasury Obligations	—	504,141	—	504,141
Agency Mortgage-Backed Obligations	—	345,864	—	345,864
Non-Agency Mortgage-Backed Obligations	—	5,797,065	—	5,797,065
Non-Agency Mortgage-Backed Obligation
Interest-Only Strips	—	181,793	—	181,793
Asset-Backed Securities	—	4,403,576	—	4,403,576
Collateralized Loan Obligations	—	3,953,816	—	3,953,816
Corporate Bonds	—	9,388,358	—	9,388,358
Affiliated Registered Investment Companies	11,982,061	—	—	11,982,061
Total	$245,320,351	$24,574,613	$—	$269,894,964
Other Financial Instruments**
Asset
Unrealized appreciation on futures contracts	$4,733	$—	$—	$4,733
Unrealized appreciation on swap contracts	—	12,719,047	—	12,719,047
Total Assets	$4,733	$12,719,047	$—	$12,723,780
Liabilities
Unrealized depreciation on futures contracts	$(129,255)	$—	$—	$(129,255)
Total Liabilities	$(129,255)	$—	$—	$(129,255)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

Large Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$184,110,213	$—	$—	$184,110,213
U.S. Treasury Obligations	—	762,832	—	762,832
Agency Mortgage-Backed Obligation
Interest-Only Strip	—	167,259	—	167,259
Non-Agency Mortgage-Backed Obligations	—	4,242,903	—	4,242,903
Non-Agency Mortgage-Backed Obligation
Interest-Only Strips	—	47,131	—	47,131
Asset-Backed Securities	—	3,201,040	—	3,201,040
Collateralized Loan Obligations	—	3,033,370	—	3,033,370
Corporate Bonds	—	6,144,532	—	6,144,532
Affiliated Registered Investment Companies	9,905,379	—	—	9,905,379
Total	$194,015,592	$17,599,067	$—	$211,614,659
Other Financial Instruments**
Asset
Unrealized appreciation on futures contracts	$7,165	$—	$—	$7,165
Unrealized appreciation on swap contracts	—	9,979,063	—	9,979,063
Total Assets	$7,165	$9,979,063	$—	$9,986,228
Liabilities
Unrealized depreciation on futures contracts	$(108,246)	$—	$—	$(108,246)
Total Liabilities.	$(108,246)	$—	$—	$(108,246)

Small Company Growth Portfolio	Level 1	Level 2	Level 3		Total
Common Stocks	$40,941,201	$—	$—	*	$40,941,201
Corporate Bonds	—	1,480	—		1,480
Total	$40,941,201	$—	$—		$40,942,681

Small Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$36,271,337	$—	$—	$36,271,337
Total	$36,271,337	$—	$—	$36,271,337

Wilshire 5000 IndexSM Fund	Level 1	Level 2	Level 3		Total
Common Stocks	$237,913,591	$—	$85	*	$237,913,676
Rights	—	—	—	*	—
Total	$237,913,591	$—	$85		$237,913,676

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

Wilshire International Equity Fund	Level 1	Level 2	Level 3		Total
Common Stocks	$48,751,419	$195,481,215	$—	*	$244,232,634
Preferred Stocks	2,662,879	—	—		2,662,879
U.S. Treasury Obligations	—	1,558,817	—		1,558,817
Agency Mortgage-Backed Obligations	—	280,909	—		280,909
Non-Agency Mortgage-Backed Obligations	—	7,328,400	—		7,328,400
Non-Agency Mortgage-Backed Obligation
Interest-Only Strips	—	286,261	—		286,261
Asset-Backed Securities	—	5,611,655	—		5,611,655
Collateralized Loan Obligations	—	4,945,265	—		4,945,265
Corporate Bonds	—	12,104,778	—		12,104,778
Warrants	—	937	—		937
Affiliated Registered Investment Companies	15,041,151	—	—		15,041,151
Total	$66,455,449	$227,554,700	$43,538		$294,053,686
Other Financial Instruments**
Asset
Unrealized appreciation on futures contracts	$10,487	$—	$—		$10,487
Unrealized appreciation on swap contracts	—	12,818,159	—		12,818,159
Total Assets	$10,487	$12,818,159	$—		$12,828,646
Liabilities
Unrealized depreciation on futures contracts	$(159,193)	$—	$—		$(159,193)
Total Liabilities.	$(159,193)	$—	$—		$(159,193)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

Wilshire Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$28,758,569	$—	$28,758,569
Agency Mortgage-Backed Obligations	—	16,242,772	—	16,242,772
Non-Agency Mortgage-Backed Obligations	—	44,993,351	—	44,993,351
Non-Agency Mortgage-Backed Obligations
Interest-Only Strips	—	6,043,711	—	6,043,711
Asset-Backed Securities	—	19,002,237	—	19,002,237
Collateralized Loan Obligations	—	16,646,236	—	16,646,236
Corporate Bonds	—	56,006,581	—	56,006,581
Foreign Bonds	—	65,511,774	—	65,511,774
Bank Loans	—	17,840,440	—	17,840,440
Common Stocks	2,287,622	—	—	2,287,622
Preferred Stocks	3,710,396	—	—	3,710,396
Purchased OTC Options	—	84,111	—	84,111
Affiliated Registered Investment Companies	19,200,062	—	—	19,200,062
Total	$25,198,080	$271,129,782	$—	$296,327,862
Other Financial Instruments**
Assets
Unrealized appreciation on forward currency contracts	$—	$825,787	$—	$825,787
Unrealized appreciation on futures contracts	6,454	—	—	6,454
Unrealized appreciation on swap contracts	—	2,861	—	2,861
Total Assets	$6,454	$828,648	$—	$835,102
Liabilities
Written Options	$—	$(69,014)	$—	$(69,014)
Unrealized depreciation on forward currency contracts	—	(930,498)	—	(930,498)
Unrealized depreciation on futures contracts	(859,565)	—	—	(859,565)
Unrealized depreciation on swap contracts	—	(10,398)	—	(10,398)
Unrealized depreciation on swaption contracts	—	(34,314)	—	(34,314)
Total Liabilities.	$(859,565)	$(1,044,224)	$—	$(1,903,789)

*	Includes securities that have been fair valued at $0.
**

Other financial instruments are derivative financial instruments not reflected in the Schedules of Investments, such as futures contracts, swap contracts and forward foreign currency contracts. These contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

Refer to the Portfolios’ Condensed Schedules of Investments for a listing of the securities by industry or sector type. Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Value Portfolio, and Wilshire Income Opportunities Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2021. Small Company Growth Portfolio held common stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. Wilshire 5000 IndexSM Fund held common stocks and rights that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $85 and $0, respectively. Wilshire International Equity Fund held common stocks, that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $43,538. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when a Portfolio has over 1% of Level 3 investments.

Cash and Cash Equivalents – Idle cash may be swept into various overnight demand deposits and is classified as Cash and cash equivalents on the Statements of Assets and Liabilities. The Portfolios maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Option Transactions – Wilshire Income Opportunities Fund may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options are traded on a national securities exchange or an over-the-counter market. When the Portfolio writes a covered call or put option, an amount equal to the premium received is included as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Portfolio has no control over whether the underlying securities are subsequently sold (call) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When the Portfolio purchases a call or put option, an amount equal to the premium paid is included as an investment in the Portfolio’s Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If the Portfolio exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

The long and short average monthly notional value of option contracts purchased and written for Wilshire Income Opportunities Fund during the six months ended June 30, 2021 were $11,487,333 and $1,605,167, respectively.

The long and short average monthly notional value of swaption contracts purchased and written for Wilshire Income Opportunities during the six months ended June 30, 2021 were $2,543,167 and $7,262,833, respectively.

Total Return Swaps – The Large Company Growth Portfolio, Large Company Value Portfolio, and the Wilshire International Equity Fund enter into total return swaps. In a swap transaction, two parties generally agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security or other asset or in a “basket” of securities representing a particular index). A party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index. The other party’s payments can be based on a fixed rate, a non-equity variable rate or even a different equity index. The Portfolios use swaps to gain equity exposure of the underlying index.

Interest Rate Swaps – Wilshire Income Opportunities Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed-rate bonds held by the Portfolio may decrease if interest rates rise. In order to reduce such risks, the Portfolio may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay and receive a fixed or floating rate of interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions that will affect their value or cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the swap’s remaining life. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash to the counterparty. Net periodic interest payments to be received or paid

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

are accrued and settled daily and are recorded as realized gain (loss) on the Statements of Operations. Interest rate swaps are marked-to-market daily and the change is recorded as an unrealized gain (loss) on swap contracts on the Statements of Operations. The average monthly notional value of interest rate swaps for Wilshire Income Opportunities Fund during the six months ended June 30, 2021 was $1,772,128.

Credit Default Swaps – During the six months ended June 30, 2021, Wilshire Income Opportunities Fund entered into credit default swaps to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities. The average monthly notional value of credit default swaps for the Wilshire Income Opportunities Fund during the six months ended June 30, 2021 was $1,965,000.

Futures Contracts – During the six months ended June 30, 2021, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund held futures contracts. They may use futures contracts to gain exposure or to hedge asset classes such as currencies and fixed income. These Portfolios may use futures contacts as a substitute for taking a position in an underlying asset, to make tactical asset allocations, to seek to minimize risk, to enhance returns and/or assist in managing cash. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Portfolios deposit and maintain as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains and losses. Variation margin is typically settled daily. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

contract at the time it was opened and the value at the time it was closed. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Futures Contracts on the Statements of Assets and Liabilities. Non-cash collateral pledged by the Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The average monthly notional amount of futures contracts held in Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the six months ended June 30, 2021, were as follows:

Portfolio	Long Contracts	Short Contracts
Large Company Growth Portfolio	$1,606,682	$9,630,593
Large Company Value Portfolio	415,347	6,478,141
Wilshire International Equity Fund	34,689	10,621,231
Wilshire Income Opportunities Fund	48,086,648	24,194,677

Investment transactions and investment income – Investment transactions are recorded on a trade-date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. Distributions received on investments that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates. Settlement on bank loan transactions may be in excess of seven business days.

Foreign taxes – The Portfolios may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Portfolios invest.

Mortgage, asset-backed and collateralized loan securities – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in mortgage, asset-backed and collateralized loan securities, including collateralized loan obligations (“CLOs”), which represent shares in a pool of mortgages or other debt. These securities are generally pass-

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to owners on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, proceeds from the securities may have to be reinvested at a lower interest rate. This could lower the Portfolios’ return and result in losses to the Portfolios if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Portfolio may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Investments in CLOs may be subject to certain tax provisions that could result in the Portfolios incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Portfolios experiences with respect to its CLO investments may be an indication of future realized losses.

Stripped Mortgage-Backed Securities (“SMBS”) – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in SMBS. SMBS are derivative multi-class mortgage-backed securities which are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Additionally, any prepayment penalties received for an IO are included in interest income on the Statements of Operations.

Loan participations and assignments – Wilshire Income Opportunities Fund may invest in direct debt instruments which are interests in amounts owed to lenders and lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio will generally purchase assignments of

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan accounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations. The Portfolio currently holds $38,003 in unfunded loan commitments.

Foreign currency transactions – The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	fair value of investment securities, other assets and liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Foreign currency transactions are related to gains and losses between trade and settlement dates on currency transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Forward Foreign Currency Contracts – Wilshire Income Opportunities Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Portfolio positions or anticipated Portfolio positions. The Portfolio may also engage in currency transactions to enhance the Portfolio’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

foreign currency contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. The average monthly notional value of interest forward foreign currency contracts purchased and sold for Wilshire Income Opportunities Fund during the six months ended June 30, 2021 were $43,413,909 and $48,748,738, respectively.

Centrally Cleared Swaps – For swaps that are centrally cleared, initial margins are posted, and daily changes in fair value are recorded as variation margin at the broker and may be recorded as a payable or receivable on the Statements of Assets and Liabilities as “Variation Margin on Derivative Instruments” and settled daily against the Portfolio’s margin account. Because the Portfolio’s margin does not leave the brokerage account until recalled, centrally cleared swaps are shown at unrealized appreciation (depreciation) on swap contracts, which closely approximates the accumulated variation margin. Initial margin is determined by each relevant clearing agency and is segregated at a broker account registered with the CFTC, or the applicable regulator. The Customer Account Agreements and related addendums governing the Company’s cleared swap transactions do not provide the Company with legal right of set off and are not associated with a master netting agreement.

Over-the-Counter (“OTC”) Derivative Contracts – To reduce counterparty risk for OTC transactions, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund have entered into master netting arrangements, established within the International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Portfolios to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables for certain OTC positions for each individual counterparty. In addition, the Portfolios may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Portfolios. For financial reporting purposes, the Portfolios does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio or the counterparty.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

The average monthly notional value of over the counter total return swaps for Large Company Growth Portfolio, Large Company Value Portfolio, and Wilshire International Equity Fund during the six months ended June 30, 2021 were $51,492,783, $38,230,136, and $63,249,681, respectively.

The following table presents, by derivative type, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund’s financial derivative instruments net of the related collateral pledged by counterparty at June 30, 2021:

Large Company Growth Portfolio

	Derivative Assets			Derivative Liabilities
Counterparty	Total Return Swaps	Futures Contracts	Total	Futures Contracts	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Goldman Sachs Bank, USA	$12,719,047	$—	$12,719,047	$—	$—	$12,719,047	$—	$12,719,047
N/A*	—	68	68	(26,359)	(26,359)	(26,291)	26,291	—
Total	$12,719,047	$68	$12,719,115	$(26,359)	$(26,359)	$12,692,756	$26,291	$12,719,047

Large Company Value Portfolio

	Derivative Assets			Derivative Liabilities
Counterparty	Total Return Swaps	Futures Contracts	Total	Futures Contracts	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Goldman Sachs Bank, USA	$9,979,063	$—	$9,979,063	$—	$—	$9,979,063	$—	$9,979,063
N/A*	—	46	46	(20,513)	(20,513)	(20,467)	20,467	—
Total	$9,979,063	$46	$9,979,109	$(20,513)	$(20,513)	$9,958,596	$20,467	$9,979,063

Wilshire International Equity Fund

	Derivative Assets			Derivative Liabilities
Counterparty	Total Return Swaps	Futures Contracts	Total	Futures Contracts	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Morgan Stanley Capital	$12,818,159	$—	$12,818,159	$—	$—	$12,818,159	$—	$12,818,159
N/A*	—	—	—	(31,861)	(31,861)	(31,861)	31,861	—
Total .	$12,818,159	$—	$12,818,159	$(31,861)	$(31,861)	$12,786,298	$31,861	$12,818,159

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

Wilshire Income Opportunities Fund

	Derivative Assets				Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Futures Contracts	Total	Forward Currency Contracts	Written Options	Futures Contracts
Australia and New Zealand Banking Group Ltd	$—	$—	$—	$—	$(1,910)	$—	$—
Barclays Capital, Inc	19,200	—	—	19,200	(2,485)	—	—
BNP Paribas Brokerage Services, Inc	235,027	—	—	235,027	(327,742)	—	—
Brown Brothers Harriman & Co.	133,631	—	—	133,631	(58,140)	—	—
CIBC, Toronto	9,488	—	—	9,488	—	—	—
Citigroup	117,837	9,765	—	127,602	(214,537)	(1,692)	—
Goldman Sachs Bank, USA	6,905	635	—	7,540	(975)	(9,765)	—
HSBC Bank, USA	2,346	—	—	2,346	(816)	—	—
JPMChase, New York	3,278	—	—	3,278	(7,898)	—	—
Morgan Stanley Capital	153,980	—	—	153,980	(206,585)	—	—
Royal Bank of Canada, Toronto	7,974	—	—	7,974	(7,577)	—	—
Standard Chartered Securities N.A.	6,320	73,711	—	80,031	(9,561)	(46,225)	—
State Street Bank, Boston	123,117	—	—	123,117	(92,272)	—	—
UBS AG, Stamford	6,684	—	—	6,684	—	(11,332)	—
N/A*	—	—	23,701	23,701	—	—	(130,621)
Total	$825,787	$84,111	$23,701	$933,599	$(930,498)	$(69,014)	$(130,621)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

	Derivative Liabilities
Counterparty	Swaptions	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Australia and New Zealand Banking Group Ltd	$—	(1,910)	$(1,910)	$—	$(1,910)
Barclays Capital, Inc	—	(2,485)	16,715	—	16,715
BNP Paribas Brokerage Services, Inc	(4,194)	(331,936)	(96,909)	—	(96,909)
Brown Brothers Harriman & Co.	—	(58,140)	75,491	—	75,491
CIBC, Toronto	—	—	9,488	—	9,488
Citigroup	—	(216,229)	(88,627)	—	(88,627)
Goldman Sachs Bank, USA	—	(10,740)	(3,200)	—	(3,200)
HSBC Bank, USA	—	(816)	1,530	—	1,530
JPMChase, New York	—	(7,898)	(4,620)	—	(4,620)
Morgan Stanley Capital	(30,120)	(236,706)	(82,726)	—	(82,726)
Royal Bank of Canada, Toronto	—	(7,577)	397	—	397
Standard Chartered Securities N.A.	—	(55,786)	24,245	—	24,245
State Street Bank, Boston	—	(92,272)	30,845	—	30,845
UBS AG, Stamford	—	(11,332)	(4,648)	—	(4,648)
N/A*	—	(130,621)	(106,920)	106,920	—
Total	$(31,314)	$(1,164,448)	$(230,849)	$106,920	$(123,929)

*	Futures contracts are exchange traded, therefore, other than the exchange, there is not a counterparty to the contract.
**	Actual collateral pledged, or margin deposits in the case of futures contracts, may be larger than than reported in order to satisfy broker or exchange requirements.

Expense policy – Distribution and shareholder service fees directly attributable to a Class of shares are charged to that class’ operating expenses. Expenses of a Portfolio other than distribution and service fees are prorated among the classes to which the expense relates based on the relative net assets of each class of shares. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among all Portfolios daily in relation to the net assets of each Portfolio or another reasonable basis.

Expenses that are attributable to both the Company and the Wilshire Variable Insurance Trust (an affiliated registered investment company) are allocated across the Company and the Wilshire Variable Insurance Trust based upon relative net assets or another reasonable basis. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value (“NAV”) of each Class of each Portfolio’s shares.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

Investments in REITs – With respect to each Portfolio, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Master Limited Partnerships (“MLPs”) – Each Portfolio may invest in MLPs, which are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange. MLPs are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP of as much as 2% plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Distributions to shareholders – Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid at least once a year. The Portfolios’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least once a year. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board in order to avoid the application of a 4% non-deductible Federal excise tax.

Redemption fees – Wilshire International Equity Fund charges a redemption fee of 1% on redemption of its shares held for sixty days or less, subject to certain exceptions. During the six months ended June 30, 2021 and the year ended December 31, 2020, Wilshire International Equity Fund collected $2,603 and $4,003, respectively, in redemption fees.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

New Accounting Pronouncements – In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

3. Investment Adviser and Other Service Providers.

Pursuant to the Advisory Agreement between the Company and the Adviser, the Adviser charges annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for each of Large Company Growth Portfolio and Large Company Value Portfolio; 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for each of Small Company Growth Portfolio and Small Company Value Portfolio; 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for Wilshire 5000 IndexSM Fund; 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for Wilshire International Equity Fund; and 0.60% of average daily net assets for Wilshire Income Opportunities Fund.

The Adviser has entered into expense limitation agreements with Large Company Growth Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has entered into expense limitation agreements with Small Company Growth Portfolio and Small Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire International Equity Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire Income Opportunities Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

agreements to limit expenses continue through at least April 30, 2022. The Adviser may recoup the amount of any fee reductions or expense reimbursements within three years after the day on which it reduced its fees or reimbursed expenses if the recoupment does not cause a Portfolio’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement.

During the six months ended June 30, 2021, the Adviser reduced fees, reimbursed expenses or recouped fees as follows:

Portfolio	Fee Reductions/ Reimbursements	Fees Recouped
Large Company Growth Portfolio	$1,558	$—
Small Company Growth Portfolio	54,911	—
Small Company Value Portfolio	64,998	—
Wilshire International Equity Fund	118,021	—
Wilshire Income Opportunities Fund	32,364	—

As of June 30, 2021 the amounts of fee reductions and expense reimbursements subject to recovery by the Adviser from Large Company Growth Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are $23,124, $337,723, $386,984, $455,467, and $94,853, respectively. The portions of these amounts that the Adviser may recover expire no later than the following dates:

Portfolio	December 31, 2021	December 31, 2022	December 31, 2023	June 30, 2024
Large Company Growth Portfolio	$—	$7,614	$13,952	$1,558
Small Company Growth Portfolio	53,295	106,613	122,904	54,911
Small Company Value Portfolio	48,377	110,173	163,436	64,998
Wilshire International Equity Fund	1,418	131,671	204,357	118,021
Wilshire Income Opportunities Fund	3,021	1,342	58,126	32,364

The Board has approved Los Angeles Capital Management and Equity Research, Inc. (“L.A. Capital”), Pzena Investment Management, LLC (“Pzena”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), Ranger Investment Management, LLC (“Ranger”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), DoubleLine® Capital LP (“DoubleLine”), WCM Investment Management, LLC (“WCM”), Voya Investment Management Co. LLC (“Voya”), Manulife Asset Management (US) LLC (“Manulife”), Lazard Asset Management LLC (“Lazard”), Hotchkis & Wiley Capital Management, LLC (“H&W”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), and Fred Alger Management, LLC (“Alger Management”), (collectively the “Sub-Advisers”) to provide sub-advisory services for the Portfolios. L.A. Capital, Loomis Sayles, Alger Management and Voya each manage a portion of Large Company Growth Portfolio. L.A. Capital, Pzena, MFS and Voya each manage a portion of Large Company Value

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

Portfolio. L.A. Capital and Ranger each manage a portion of Small Company Growth Portfolio. L.A. Capital, H&W and Diamond Hill each manage a portion of Small Company Value Portfolio. L.A. Capital is the sole sub-adviser for Wilshire 5000 IndexSM Fund. L.A. Capital, Pzena, Lazard, WCM and Voya each manage a portion of Wilshire International Equity Fund. DoubleLine, Voya and Manulife each manage a portion of Wilshire Income Opportunities Fund.

The Sub-Advisers are subject to the Adviser’s oversight. The fees of the Sub-Advisers are paid by the Adviser.

The Portfolios are permitted to purchase and sell securities from or to certain affiliates under specific conditions outlined in the Rule 17a-7 procedures adopted by the Board. The procedures are designed to ensure that any purchase or sale of securities by a Portfolio from or to another mutual fund or separate account that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. During the six months ended June 30, 2021, there were no such transactions by the Portfolios.

U.S. Bank N.A. serves as the Trust’s custodian. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator”) serves as the Company’s administrator and accounting agent and also serves as the Trust’s transfer agent and dividend disbursing agent. Compass Distributors, LLC, serves as the Company’s principal underwriter. Certain officers and an interested Trustee of the Trust may also be officers or employees of the Adviser, Administrator or their affiliates. They receive no fees for serving as officers or as an interested Trustee of the Trust.

Officers’ and Directors’ Expenses – The Company and the Wilshire Variable Insurance Trust together pay each director who is not an interested person of the Company (“Independent Director”) an annual retainer of $48,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Director is compensated for Board and Committee meeting attendance in accordance with the following schedule: an in-person Board meeting fee of $6,000 for Independent Directors and $7,000 for the Board chair; a telephonic Board meeting fee of $3,000 for Independent Directors and $3,500 for the Board chair; and a telephonic Committee meeting fee of $500.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Board has adopted a shareholder services and distribution plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Investment Class Shares of each Portfolio. Under the Plan, each Portfolio may pay up to 0.25% of the value of the average daily net assets attributable to the Investment Class Shares for certain services provided by financial intermediaries or for certain distribution expenses for the purpose

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

of financing any activity intended to result in the sale of Investment Class Shares. During the six months ended June 30, 2021, the distribution and service fee expenses incurred by the Investment Class of the Portfolios was 0.25% of the respective average net assets of the Investment Class of each Portfolio.

In addition, Investment Class Shares and Institutional Class Shares pay the expenses associated with certain shareholder servicing arrangements with third parties, provided that payment of such fees does not exceed in any year 0.20% and 0.15% of the average daily net assets of Investment Class Shares and Institutional Class Shares, respectively. For the six months ended June 30, 2021, the shareholder service provider fees were as follows (as a percent of average net assets of each class):

Portfolio	Investment Class	Institutional Class
Large Company Growth Portfolio	0.130%	0.052%
Large Company Value Portfolio	0.119%	0.045%
Small Company Growth Portfolio	0.106%	0.085%
Small Company Value Portfolio	0.150%	0.085%
Wilshire 5000 IndexSM Fund	0.063%	0.023%
Wilshire International Equity Fund	0.179%	0.039%
Wilshire Income Opportunities Fund	0.184%	0.052%

Fees paid indirectly – The Company has a brokerage commission recapture program with Cowen and Company, LLC (“Cowen”), pursuant to which a portion of the Portfolios’ commissions generated from transactions directed to Cowen are used to reduce the Portfolios’ expenses. Under such program, Cowen, as introducing broker, retains a portion of the Portfolios’ commissions.

Such commissions rebated to the Portfolios during the six months ended June 30, 2021 were as follows:

Large Company Growth Portfolio	$634
Large Company Value Portfolio	105
Small Company Growth Portfolio	935
Small Company Value Portfolio	484
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	2,278
Wilshire Income Opportunities Fund	—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

For the six months ended June 30, 2021, Cowen retained the following commissions:

Large Company Growth Portfolio	$178
Large Company Value Portfolio	459
Small Company Growth Portfolio	919
Small Company Value Portfolio	82
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	789
Wilshire Income Opportunities Fund	—

5. Line of Credit.

The Wilshire Mutual Funds, Inc. and the Wilshire Global Allocation Fund have a $75,000,000 umbrella line of credit (the “Line”), which is uncommitted and senior secured with U.S. Bank N.A. The Line serves as a temporary liquidity service to meet redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Company’s assets. The Line has a one-year term and is reviewed annually by the Board of Directors. The interest rate as of June 30, 2021 was 3.25%. During the six-months ended June 30, 2021, the Wilshire Income Opportunities Fund did not have any borrowings under the Line. During the six-months ended June 30, 2021, the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund, Line activity was as follows:

Fund	Average Interest Rate	Interest Expense	Maximum Borrowings	Average Borrowings
Large Company Growth Portfolio	3.25%	$239	$348,000	$14,646
Large Company Value Portfolio	3.25%	661	588,000	42,436
Small Company Growth Portfolio	3.25%	1,089	3,059,000	66,669
Small Company Value Portfolio	3.25%	1,410	3,851,000	86,276
Wilshire 5000 IndexSM Fund	3.25%	174	491,000	10,646
Wilshire International Equity Fund	3.25%	4,082	10,874,000	249,751

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

6. Investment Transactions.

During the six months ended June 30, 2021, aggregate cost of purchases and proceeds from sales and maturities of investments, other than affiliated investments, short-term investments, and U.S. Government securities, were as follows:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$80,507,194	$80,230,215
Large Company Value Portfolio	100,186,033	98,395,221
Small Company Growth Portfolio	10,549,652	22,793,830
Small Company Value Portfolio	7,654,896	19,382,652
Wilshire 5000 IndexSM Fund	6,532,191	9,493,649
Wilshire International Equity Fund	73,456,084	93,470,300
Wilshire Income Opportunities Fund	96,211,626	95,608,667

Purchases and sales and maturities of long-term U.S. Government securities during the six months ended June 30, 2021 were:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$9,129,916	$8,696,995
Large Company Value Portfolio	6,550,128	5,799,125
Wilshire International Equity Fund	12,131,128	10,649,533
Wilshire Income Opportunities Fund	93,903,123	94,799,785

Due to Voya managing a portion of Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the six months ended June 30, 2021, certain securities held by such Portfolios are considered affiliated investments. Purchases and sales of shares of affiliated registered investment companies by Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the six months ended June 30, 2021 and the value of such investments as of June 30, 2021 were as follows:

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

Large Company Growth Portfolio

Counterparty	Value as of December 31, 2020	Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2021	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Hard Currency Debt - Class P .	$2,089,744	$53,249	$—	$—	$(70,443)	$2,072,550	$53,009	$—
Voya High Yield Bond Fund - Class P . .	2,526,256	65,097	(800,000)	20,094	(14,211)	1,797,236	61,137	—
Voya Investment Grade Credit Fund - Class P . .	2,468,643	29,589	(1,650,000)	(118,540)	24,548	754,240	24,787	—
Voya Securitized Credit Fund - Class P	8,303,211	134,845	(1,200,000)	35,020	84,959	7,358,035	131,442	—
	$15,387,854	$282,780	$(3,650,000)	$(63,426)	$24,853	$11,982,061	$270,375	$—

Large Company Value Portfolio

Counterparty	Value as of December 31, 2020	Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2021	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Hard Currency Debt - Class P	$1,358,333	$34,612	$—	$—	$(45,787)	$1,347,158	$34,456	$—
Voya High Yield Bond Fund - Class P	1,631,540	45,107	(300,000)	7,302	(479)	1,383,470	43,645	—
Voya Investment Grade Credit Fund - Class P	2,622,934	36,613	(900,000)	(63,765)	(16,080)	1,679,702	33,779	—
Voya Securitized Credit Fund - Class P	5,319,256	92,583	—	—	83,210	5,495,049	92,610	—
	$10,932,063	$208,915	$(1,200,000)	$(56,463)	$20,864	$9,905,379	$204,490	$—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

Wilshire International Equity Fund

Counterparty	Value as of December 31, 2020	Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2021	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Hard Currency Debt - Class P	$2,350,962	$59,905	$—	$—	$(79,248)	$2,331,619	$59,635	$—
Voya High Yield Bond Fund - Class P	2,842,037	78,905	(500,000)	12,099	72	2,433,113	76,471	—
Voya Investment Grade Credit Fund - Class P	2,262,923	28,421	(1,500,000)	(106,183)	21,841	707,002	24,084	—
Voya Securitized Credit Fund - Class P	9,263,281	161,229	—	—	144,907	9,569,417	161,277	—
	$16,719,203	$328,460	$(2,000,000)	$(94,084)	$87,572	$15,041,151	$321,467	$—

Wilshire Income Opportunities Fund

Counterparty	Value as of December 31, 2020	Purchases	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2021	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Hard Currency Debt - Class P	$5,544,550	$137,321	$(300,000)	$18,607	$(198,983)	$5,201,495	$134,792	$—
Voya Floating Rate Fund - Class P	9,793,585	191,863	—	—	121,287	10,106,735	195,770	—
Voya High Yield Bond Fund - Class P	3,752,640	114,771	—	—	24,421	3,891,832	114,008	—
	$15,338,135	$443,955	$(300,000)	$18,607	$(53,275)	$19,200,062	$444,570	$—

7. Derivative Transactions.

Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire 5000 IndexSM Fund did not hold any derivative instruments as of or during the six months ended June 30, 2021.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

At June 30, 2021, Large Company Growth Portfolio is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liability
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable	$4,733	Net variation margin payable	$(129,255)
Market	Total return swap contracts	Net unrealized appreciation on swap contracts	12,719,047	N/A	—
			$12,723,780		$(129,255)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Statements of Assets and Liabilities.

At June 30, 2021, Large Company Value Portfolio is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liability
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable	$7,165	Net variation margin payable	$(108,246)
Market	Total return swap contracts	Net unrealized appreciation on swap contracts	9,979,063	N/A	—
			$9,986,228		$(108,246)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin in reported within the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

At June 30, 2021, Wilshire International Equity Fund is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liability
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable	$10,487	Net variation margin payable	$(159,193)
Market	Total return swap contracts	Net unrealized appreciation on swap contracts	12,818,159	N/A	—
			$12,828,646		$(159,193)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin in reported within the Statements of Assets and Liabilities.

At June 30, 2021, Wilshire Income Opportunities Fund is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liability
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable	$6,454	Net variation margin payable	$(859,565)
	Centrally cleared interest rate swaps	Net variation margin payable on swaps	2,861	Net variation margin payable on swaps	(8,644)
	OTC interest rate swaptions	N/A	—	Unrealized depreciation on swaption contracts	(34,314)
Credit	Centrally cleared credit default swap contracts*	N/A	—	Net variation margin payable on swaps	(1,754)
Currency	Forward foreign currency exchange contracts	Unrealized appreciation on foreign forward currency contracts	825,787	Unrealized depreciation on foreign forward currency contracts	(930,498)
	OTC currency options	Investments in unaffiliated securities, at value	84,111	Options written, at value	(69,014)
			$936,460		$(1,903,789)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts, Schedule of Centrally Cleared Credit Default Swaps, and Schedule of Centrally Cleared Interest Rate Swaps. For futures contracts and centrally cleared credit default swap contracts, only current day’s variation margin in reported within the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

For the six months ended June 30, 2021, the effect of derivative contracts in Large Company Growth Portfolio’s Statements of Operations was as follows:

		Statement of Operations
Risk	Derivative Type	Location	Net Realized Gains	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$644,279	$(150,441)
Equity	Total return swap contracts	Swap contracts	984,529	4,790,453

For the six months ended June 30, 2021, the effect of derivative contracts in Large Company Value Portfolio’s Statements of Operations was as follows:

		Statement of Operations
Risk	Derivative Type	Location	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$442,110	$(119,078)
Equity	Total return swap contracts	Swap contracts	—	5,813,240

For the six months ended June 30, 2021, the effect of derivative contracts in Wilshire International Equity Fund’s Statements of Operations was as follows:

		Statement of Operations
Risk	Derivative Type	Location	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$679,988	$(174,009)
Equity	Total return swap contracts	Swap contracts	(52,113)	5,075,404

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

For the six months ended June 30, 2021, the effect of derivative contracts in Wilshire Income Opportunities Fund’s Statements of Operations was as follows:

		Statement of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$1,194,049	$(1,007,263)
Interest Rate	Swaptions	Swaption contracts	299,233	27,217
Interest Rate	Swap contracts	Swap contracts	(244,387)	(5,783)
Credit Default	Swaptions	Swaption contracts	(36,794)	14,104
Credit Default	Swap contracts	Swap contracts	(63,508)	(896)
Currency	Forward foreign currency exchange contracts	Forward foreign currency contracts	121,353	(96,548)
Currency	Written Options	Option contracts written	143,030	40,016
Currency	Purchased Options	Unaffiliated investments	(148,035)	42,561

8. Securities Lending.

Each Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in a U.S. Bank Money Market Deposit Account. A Portfolio may return a portion of the interest earned to the borrower or a third party that is unaffiliated with the Company and acting as a “placing broker.” A Portfolio receives compensation for lending securities in the form of fees. A Portfolio also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Company’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Portfolio. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. U.S. Bank N.A., the Portfolios’ custodian, acts as the securities lending agent for the Portfolios. The value of the securities on loan and the cash collateral at June 30, 2021 are shown on the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of June 30, 2021:

Portfolio	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received*
Large Company Growth Portfolio	$—	$—
Large Company Value Portfolio	1,106,637	1,106,637
Small Company Growth Portfolio	352,694	352,694
Small Company Value Portfolio	221,762	221,762
Wilshire 5000 IndexSM Fund	1,031,862	1,031,862
Wilshire International Equity Fund	—	—
Wilshire Income Opportunities Fund	2,259,356	2,259,356

*	The amount of collateral reflected in the table above does not include any over collateralization received by the Portfolios.

9. Capital Share Transactions.

Transactions in shares of the Portfolios are summarized below:

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO
	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	12,591	37,293	8,151	27,401	4,287	15,609
Shares issued as reinvestment of distributions	—	311,262	—	2,743	—	40,112
Shares redeemed	(102,327)	(255,209)	(20,185)	(52,958)	(34,605)	(58,652)
Net increase (decrease) in Investment Class shares outstanding	(89,736)	93,346	(12,034)	(22,814)	(30,318)	(2,931)
Shares outstanding at beginning of year	1,751,373	1,658,027	278,973	301,787	359,708	362,639
Shares outstanding at end of year	1,661,637	1,751,373	266,939	278,973	329,390	359,708

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO
	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020
Institutional Class shares:
Shares sold	198,434	1,206,598	1,075,085	3,843,478	35,229	145,605
Shares issued as reinvestment of distributions	—	597,865	—	96,914	—	114,726
Shares redeemed	(290,146)	(1,530,427)	(1,124,428)	(3,722,688)	(330,302)	(981,417)
Net increase (decrease) in Institutional Class shares outstanding	(91,712)	274,036	(49,343)	217,704	(295,073)	(721,086)
Shares outstanding at beginning of year	3,680,775	3,406,739	9,586,012	9,368,308	1,073,723	1,794,809
Shares outstanding at end of year	3,589,063	3,680,775	9,536,669	9,586,012	778,650	1,073,723

	SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	9,363	29,781	286,430	598,993	16,195	35,328
Shares issued as reinvestment of distributions	—	5,566	—	545,160		12,672
Shares redeemed	(13,715)	(38,690)	(327,366)	(1,683,116)	(18,915)	(80,868)
Net increase (decrease) in Investment Class shares outstanding	(4,352)	(3,343)	(40,936)	(538,963)	(2,721)	(32,868)
Shares outstanding at beginning of year	241,738	245,081	6,529,789	7,068,752	196,840	229,708
Shares outstanding at end of year	237,386	241,738	6,488,853	6,529,789	194,119	196,840

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

	SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020
Institutional Class shares:
Shares sold	29,512	356,079	127,674	701,027	679,338	2,513,242
Shares issued as reinvestment of distributions	—	35,589	—	150,242		1,721,659
Shares redeemed	(518,398)	(1,275,950)	(161,536)	(675,836)	(2,967,545)	(13,840,388)
Net increase (decrease) in Institutional Class shares outstanding	(488,886)	(884,282)	(33,862)	175,433	(2,288,207)	(9,605,487)
Shares outstanding at beginning of year	1,582,243	2,466,525	1,931,136	1,755,703	25,029,692	34,635,179
Shares outstanding at end of year	1,093,357	1,582,243	1,897,274	1,931,136	22,741,485	25,029,692

	WILSHIRE INCOME OPPORTUNITIES FUND
	Six Months Ended June 30, 2021	Year Ended December 31, 2020
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	21,178	48,826
Shares issued as reinvestment of distributions	2,669	7,094
Shares redeemed	(18,950)	(47,095)
Net increase (decrease) in Investment Class shares outstanding	4,897	8,825
Shares outstanding at beginning of year	192,340	183,515
Shares outstanding at end of year	197,237	192,340

Institutional Class shares:
Shares sold	2,185,199	7,412,124
Shares issued as reinvestment of distributions	479,637	1,162,900
Shares redeemed	(3,081,638)	(7,385,737)
Net increase (decrease) in Institutional Class shares outstanding	(416,802)	1,189,287
Shares outstanding at beginning of year	29,677,738	28,488,451
Shares outstanding at end of year	29,260,936	29,677,738

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

10. Significant Shareholders.

On June 30, 2021, the Portfolios had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Portfolios. These represent omnibus shareholder accounts comprised of many individual shareholders.

Portfolio
Large Company Growth Portfolio (4 omnibus shareholders)	85%
Large Company Value Portfolio (3 omnibus shareholders)	79%
Small Company Growth Portfolio (4 omnibus shareholders)	73%
Small Company Value Portfolio (4 omnibus shareholders)	83%
Wilshire 5000 IndexSM Fund (3 omnibus shareholders)	72%
Wilshire International Equity Fund (3 omnibus shareholders)	83%
Wilshire Income Opportunities Fund (4 omnibus shareholders)	88%

As of June 30, 2021, an affiliated investment company, also advised by the Adviser, owned the following amounts of the outstanding shares of the Portfolios:

Portfolio
Large Company Growth Portfolio	31%
Large Company Value Portfolio	46%
Small Company Growth Portfolio	22%
Small Company Value Portfolio	27%
Wilshire 5000 IndexSM Fund	0%
Wilshire International Equity Fund	49%
Wilshire Income Opportunities Fund	40%

11. Tax Information.

No provision for federal income taxes is required because each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and distributes to shareholders all of its taxable income and net realized gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost of portfolio securities including derivatives and unrealized appreciation and depreciation and the components of accumulated earnings (losses) for income tax purposes as of December 31, 2020 for each Portfolio are as follows:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Tax cost of Investments	127,972,258	150,499,391	29,297,948	35,247,769
Unrealized Appreciation	119,971,230	41,401,023	19,577,482	7,369,756
Unrealized Depreciation	(3,732,414)	(10,014,995)	(1,327,330)	(3,220,886)
Net unrealized appreciation (depreciation)	116,238,816	31,386,028	18,250,152	4,148,870

Undistributed Ordinary Income	2,918,325	2,881,271	—	215,325
Undistributed Long-Term Capital Gain	9,817,129	—	1,479,686	—
Distributable earnings	12,735,454	2,881,271	1,479,686	215,325

Other accumulated gain/(loss)	—	(9,955,055)	—	(4,918,151)

Total accumulated gain/(loss)	128,974,270	24,312,244	19,729,838	(553,956)

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Tax cost of Investments	51,932,991	226,974,224	292,093,529
Unrealized Appreciation	162,435,413	80,892,538	17,438,481
Unrealized Depreciation	(3,715,987)	(21,205,110)	(10,388,122)
Net unrealized appreciation (depreciation)	158,719,426	59,687,428	7,050,359

Undistributed Ordinary Income	—	9,863,375	—
Undistributed Long-Term Capital Gain	2,690,682	5,063,258	1,224,171
Distributable earnings	2,690,682	14,926,633	1,224,171

Other accumulated gain/(loss)	—	106,291	(94,296)

Total accumulated gain/(loss)	161,410,108	74,720,352	8,180,234

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, significant debt modifications, royalty trust basis adjustments, and investment in passive foreign investment companies.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

At December 31, 2020, the Wilshire Income Opportunities Fund had a late year loss deferral of $197,799.

The tax character of distributions declared during the years ended ended December 31, 2020 and December 31, 2019 was as follows:

Portfolio	2020 Ordinary Income	2020 Long-Term Capital Gains	2019 Ordinary Income	2019 Long-Term Capital Gains
Large Company Growth Fund	$8,824,692	$35,147,988	$—	$18,546,479
Large Company Value Portfolio	67	1,933,593	3,559,414	7,871,653
Small Company Growth Portfolio	—	4,964,873	—	1,111,412
Small Company Value Portfolio	—	891,720	520,092	10,887
Wilshire 5000 Index Fund	2,304,011	16,031,498	2,724,287	7,288,879
Wilshire International Equity Fund	429,361	20,222,941	6,505,347	—
Wilshire Income Opportunities Fund	11,767,486	—	12,358,669	—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2020.

As of December 31, 2020, Large Company Value Portfolio and Small Company Value Portfolio had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes which do not expire:

Portfolio	Short-Term Loss	Long-Term Loss	Total
Large Company Value Portfolio	$5,977,441	$3,977,644	$9,955,085
Small Company Value Portfolio	$4,454,603	$463,548	$4,918,151

These CLCFs may be utilized in the current and futures years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the year ended December 31, 2020, Wilshire International Equity Fund utilized $844,411 of capital loss carryforward.

For the year ended December 31, 2020, the following reclassifications were made on the Statements of Assets and Liabilities as a result of permanent differences between income tax regulations and GAAP:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Accumulated earnings (deficit)	$—	$(2)	$320,593	$—
Paid-in capital	$—	$2	$(320,593)	$—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Accumulated earnings (deficit)	$(28)	$(40,223)	$6,221
Paid-in capital	$28	$40,223	$(6,221)

Such reclassifications, primarily related to net operating losses, are the result of permanent differences between financial statement and income tax reporting requirements and had no effect on each Portfolio’s net assets or NAV per share.

12. Indemnifications.

In the normal course of business, the Company, on behalf of the Portfolios, enters into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

13. Certain Investment Risks.

Asset-backed securities (“ABS”) risk – Investors in ABS, including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Collateralized debt obligation (“CDO”) risk – A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described for certain mortgage-related and ABS, and are subject to credit risk, interest rate risk and default risk. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

Forward contracts risk – There may be an imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of Wilshire Income Opportunities Fund’s NAV. The Portfolio bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Portfolio will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Interest rate risk – For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect a Portfolio’s NAV.

Credit risk – A Portfolio’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Portfolio concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of ABS may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, ABS and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying ABS can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

Counterparty credit risk – Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with a Portfolio. A Portfolio’s Sub-Adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk – Wilshire International Equity Fund and Wilshire Income Opportunities Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in foreign countries. The market values of the Portfolios’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk – Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Sector Risk – If a Portfolio has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Portfolio than would be the case if the Portfolio did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Portfolio and increase the volatility of the Portfolio’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Portfolio’s holdings would be adversely affected. As of June 30, 2021, Large Company Growth Portfolio had 33.3% of the value of its net assets invested in stocks within the Information Technology sector; Small Company Growth Portfolio had 29% and 26.4% of the value of its net assets invested in stocks within the Health Care and Information Technology sectors, respectively; Small Company Value Portfolio had 29.7% of the value of its net assets invested in stocks within the Financials sector; and the Wilshire 5000 IndexSM Fund had 25.7% of its net assets invested in stocks within the Information Technology sector.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

A more complete description of risks is included in each Portfolio’s prospectus and Statement of Additional Information.

14. Contingencies.

Wilshire 5000 IndexSM Fund was named as a defendant and a putative member of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010 in the U.S. Bankruptcy Court for the District of Delaware, and on March 6, 2012 in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In 2013, the Complaint in the 2012 lawsuit was dismissed and the Second Circuit Court of Appeals affirmed the dismissal and the plaintiffs filed a petition for review by the Supreme Court. In April 2018, the Supreme Court deferred consideration of the petition to allow the Second Circuit to consider whether it would be appropriate to vacate the judgment in light of a 2018 Supreme Court decision in another case. On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the dismissal. The Second Circuit denied a motion for a rehearing filed by the plaintiff on February 6, 2020. On July 6, 2020, the plaintiffs filed a petition for a writ of certiorari with the United States Supreme Court. The Supreme Court has not yet ruled on the petition for a writ of certiorari. The Adviser does not expect the Portfolio to be materially impacted by the lawsuits.

15. Other Risks

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Portfolio invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Portfolios’ investments.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2021 (Unaudited)

16. Subsequent Event Evaluation.

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements except as follows:

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Compass Distributors (“Compass”), the Portfolios’ distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Compass will remain the Portfolios’ distributor at the close of the transaction, subject to Board approval.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Portfolios will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Portfolios will be required to comply with the new rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Portfolios’ financial statements.

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited)

Liquidity Risk Management Program

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated Wilshire Advisors LLC (“Wilshire”) as Program administrator. The Program is designed to assess and manage the Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Wilshire has designated the Liquidity Risk Committee (the “Committee”) composed of personnel from multiple departments within Wilshire that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk. Under the Program, every investment held by the Fund is classified into one of four liquidity categories based on calculations of the investment’s ability to be sold during designated timeframes in current market conditions. At the Board’s February 2021 meeting, as required by the Program and the Liquidity Rule, the Committee provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from April 1, 2020 through December 31, 2020 (the “Reporting Period”). During the Reporting Period, the Fund was predominantly (generally, 100%) invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less). As a result, the Fund has not adopted a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be converted to cash in seven days or less without the sale of the investment materially affecting the market value of the investment). The Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the Committed concluded that, given the investor base of the Fund, the diversified subadvisers of the affiliated funds in which the Fund invests and the highly liquid nature of the Fund’s strategy, the Program and its implementing policy are suited to the needs of the Fund.

Information on Proxy Voting

A description of policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, along with each Portfolio’s proxy voting record relating to portfolio securities held during most recent 12-month period ended June 30, is available at no charge, upon request by calling (866) 591-1568, by e-mailing us at http://advisor.wilshire.com or on the SEC’s website at www.sec.gov.

Information on Form N-PORT

The Company files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling (866) 591-1568. Upon receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreement (Unaudited)

On January 8, 2021, the Board of Directors (the “Board” and each individually, a “Director”) of Wilshire Mutual Funds, Inc. (the “Company”) approved a new subadvisory agreement between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) and Massachusetts Financial Services Company (or MFS Investment Management) (the “Subadviser”) pursuant to which the Subadviser serves as a new subadviser to the Large Company Value Portfolio (the “Fund”) effective January 20, 2021 (the “Subadvisory Agreement”).

At the meeting on January 8, 2021, in connection with the review of Wilshire’s proposed Subadvisory Agreement with the Subadviser, the Board evaluated information provided by Wilshire and the Subadviser in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The information that follows outlines the Board’s considerations associated with its approval of the Subadvisory Agreement. In connection with its deliberations regarding the approval of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services to be performed by the Subadviser under the proposed subadvisory arrangement; comparative fees as provided by the Subadviser; the profits to be realized by the Subadviser; the extent to which the Subadviser would realize economies of scale as the Fund grows; and whether any fall-out benefits would be realized by the Subadviser. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Directors who are not “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”) discussed the approval of the Subadvisory Agreement with management and in private sessions with independent legal counsel at which no representatives of the Subadviser were present.

As required by the 1940 Act, the approval was confirmed by a separate vote of the Independent Directors. In deciding to approve the Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Received

The Board, including the Independent Directors, considered the approval of the Subadvisory Agreement at the Board’s January 8, 2021 meeting. The Directors received information from the Adviser regarding the factors underlying its recommendations to approve the Subadvisory Agreement. The Directors also received information from the Subadviser describing: (i) the nature, extent and quality of services to be provided; (ii) the financial condition of the Subadviser; (iii) the extent to which economies of scale may be realized as the Fund grows; (iv) whether fee levels reflect any possible economies of scale for the benefit of the Fund’s shareholders; (v) comparisons of services rendered and amounts paid by any comparable advisory clients; and (vi) benefits to be realized by the

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreement (Unaudited) - (continued)

Subadviser from its relationship with the Fund. The Independent Directors were assisted in their review by independent legal counsel. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of the Fund to approve the Subadvisory Agreement.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel to be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the analysis provided by the Adviser, which concluded that the Subadviser would provide reasonable services and recommended that the Subadvisory Agreement be approved.

The Board reviewed information comparing the Subadviser’s annualized gross investment performance for managing investment products with an investment strategy similar to the one to be employed by the Subadviser for the Fund to the Russell 1000 Value Index (the Fund’s benchmark index) for the one-, three- and five-year periods ended September 30, 2020. The Board considered that the performance reviewed was based on an international intrinsic value strategy managed by the portfolio management team who would manage the Subadviser’s sleeve of the Fund employing the same investment process as would be employed for the Fund. The Board noted that the Subadviser outperformed the benchmark index for all periods reviewed.

Subadvisory Fee

The Board considered the Subadviser’s proposed subadvisory fee. The Board evaluated the competitiveness of the subadvisory fee based upon data supplied by the Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rate was negotiated at arm’s length between the Adviser and the Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

As part of its evaluation of the Subadviser’s fee, the Board noted that the Subadviser had not identified any other client portfolios that it advises using the same investment strategy as that to be employed for the Fund.

Based upon all of the above, the Board determined that the subadvisory fee was reasonable.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreement (Unaudited) - (continued)

Profitability to the Subadviser

The Board noted that the Adviser compensates the Subadviser from its own advisory fees and that the subadvisory fee is negotiated at arm’s length between the Adviser and the Subadviser. In addition, the Board noted that the revenues to the Subadviser would be limited due to the current size of the Fund. The Board took these factors into consideration in concluding that the subadvisory fee was reasonable.

Economies of Scale

The Board considered whether there may be economies of scale with respect to the subadvisory services to be provided to the Fund and whether the subadvisory fee reflects such economies of scale through breakpoints in fees. The Board also considered whether the subadvisory fee rate under the Subadvisory Agreement is reasonable in relation to the asset size of the Fund. The Board concluded that the fee schedule for the Subadviser reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Subadviser. The Board considered the Subadviser’s soft dollar practices. The Board concluded that, taking into account any such other benefits, the subadvisory fee to be charged under the Subadvisory Agreement was reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that the approval of the Subadvisory Agreement is in the best interests of the Fund.

Wilshire Mutual Funds, Inc. Privacy Statement

Privacy Statement

The Wilshire Variable Insurance Trust and Wilshire Mutual Funds, Inc. (each a “Fund” and collectively, the “Funds”)., appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

In most cases, we collect information directly from the person or entity with whom we have the relationship (e.g. through account applications, website usage, and electronic or verbal correspondence); but may also obtain information from other sources (e.g. transactions; brokers, consultants or financial advisory firms). We collect and retain nonpublic personal information about you that may include, but is not limited to:

Information we receive on your account applications or other forms such as your name, address (or other contact information), financial information and/or information related to personal identification (e.g. social security number, date of birth, etc.);

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Confidentiality, Security and Use of Information

The Funds consider privacy to be a fundamental aspect of our relationships. We are committed to maintaining the confidentiality, integrity, and security of private, personal and confidential information in our possession. We maintain appropriate physical, electronic and procedural safeguards which includes the use of security procedures to protect your nonpublic personal information. In the course of providing our products and services, we may collect, retain, and use private, personal and confidential information for the purpose of administering our operations, and complying with legal and regulatory requirements. Within our organization, we seek to restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. Where necessary we may share the information we collect with affiliates. The Funds also reserve the right to disclose private, personal and confidential information where we believe in good faith that disclosure is required either under law or to cooperate with regulators or law enforcement authorities.

Wilshire Mutual Funds, Inc. Privacy Statement - (continued)

Information We May Share

The Funds generally do not share private, personal and confidential information with third parties, except for third party processors and service providers that are essential in administering our operations. These companies may be provided access to private, personal and confidential information solely to provide the specific service or as otherwise required or permitted by law. We may also provide confidential information to brokerage, financial advisory, or other third party financial intermediaries. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law. We do not sell any of your nonpublic personal information to third parties.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Funds value your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. As required by regulations, the Funds will provide to its clients annually a statement regarding their rights to privacy. The Funds may update its privacy policies and this statement at any time and, in such cases, will provide an updated copy to relevant parties as required by relevant laws.

Should you have any questions regarding the Funds’ privacy policy or this statement please do not hesitate to contact us directly or through your representative.

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Wilshire Mutual Funds

Wilshire Advisors LLC

1299 Ocean Avenue

Santa Monica, CA 90401

1-866-591-1568

http://advisor.wilshire.com

WH-WMF-SEMI 06/30/21

(b)	Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	The Schedules of Investment in securities of unaffiliated issuers as of the close of the reporting period for the Wilshire 5000 IndexSM Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire International Equity Fund, and the Wilshire Income Opportunities Fund are listed below.

WILSHIRE MUTUAL FUNDS, INC.
LARGE COMPANY GROWTH PORTFOLIO	June 30, 2021 (Unaudited)
SCHEDULE OF INVESTMENTS

COMMON STOCKS - 81.0% (a)	Shares	Value
Communication Services - 13.6%
Activision Blizzard, Inc.	5,660	$540,190
Alphabet, Inc. - Class A (b)	2,135	5,213,222
Alphabet, Inc. - Class C (b)	4,169	10,448,848
Altice Usa, Inc. (b)	911	31,102
Electronic Arts, Inc.	2,417	347,637
Facebook, Inc. - Class A (b)	34,071	11,846,827
Genius Sports Ltd. - Class A (b)	59,102	1,109,345
Live Nation Entertainment, Inc. (b)	11,049	967,782
Match Group, Inc. (b)	412	66,435
Netflix, Inc. (b)	848	447,922
Nexstar Media Group, Inc. - Class A	2,458	363,489
Pinterest, Inc. - Class A (b)	17,432	1,376,256
Playtika Holding Corp. (b)	1,405	33,495
Roku, Inc. - Class A (b)	3,294	1,512,770
Snap, Inc. - Class A (b)	15,177	1,034,161
Take-Two Interactive Software, Inc. (b)	2,345	415,112
The Walt Disney Co. (b)	15,334	2,695,257
T-Mobile Us, Inc. (b)	4,506	652,604
Zillow Group, Inc. - Class C (b)	710	86,776
		39,189,230
Consumer Discretionary - 13.9%
2U, Inc. (b)	784	32,669
Alibaba Group Holding Ltd. (b)	14,737	3,342,057
Amazon.Com, Inc. (b)	4,936	16,980,630
Autozone, Inc. (b)	37	55,212
Boyd Gaming Corp. (b)	4,712	289,741
Burlington Stores, Inc. (b)	152	48,942
Caesars Entertainment, Inc. (b)	1,637	169,839
Carvana Co. - Class A (b)	1,832	552,934
Darden Restaurants, Inc.	363	52,994
Dollar General Corp.	728	157,532
Dollar Tree, Inc. (b)	2,108	209,746
Doordash, Inc. - Class A (b)	588	104,858
Draftkings, Inc. - Class A (b)	5,816	303,421
Ebay, Inc.	152	10,672
Expedia Group, Inc. (b)	9,868	1,615,490
Five Below, Inc. (b)	351	67,838
L Brands, Inc.	1,469	105,856
Leslie'S, Inc. (b)	4,048	111,280
Lithia Motors, Inc. - Class A	3,897	1,339,165
Lowe'S Cos, Inc.	3,712	720,017
Mattel, Inc. (b)	16,751	336,695
Mgm Resorts International	37,649	1,605,730
Nike, Inc.	8,450	1,305,440
Nordstrom, Inc. (b)	955	34,924
O'Reilly Automotive, Inc. (b)	588	332,931
Peloton Interactive, Inc. - Class A (b)	301	37,330
Penn National Gaming, Inc. (b)	959	73,354
Pool Corp.	1,418	650,380
Pultegroup, Inc.	3,057	166,820
Rh (b)	146	99,134
Starbucks Corp.	37,279	4,168,165
Target Corp.	285	68,896
Tempur Sealy International, Inc.	3,584	140,457
Tesla, Inc. (b)	3,075	2,090,078
The Home Depot, Inc.	1,954	623,111
Topbuild Corp. (b)	184	36,392
Ulta Beauty, Inc. (b)	169	58,435
Wayfair, Inc. - Class A (b)	101	31,887
Williams-Sonoma, Inc.	366	58,432
Wynn Resorts Ltd. (b)	1,619	198,004
Yum China Holdings, Inc.	11,357	752,401
Yum! Brands, Inc.	8,427	969,358
		40,109,247
Consumer Staples - 1.9%
Altria Group, Inc.	1,453	69,279
Colgate-Palmolive Co.	12,545	1,020,536
Costco Wholesale Corp.	762	301,501
Herbalife Nutrition Ltd. (b)	736	38,809
Monster Beverage Corp. (b)	29,456	2,690,806
Pepsico, Inc.	279	41,339
Sprouts Farmers Market, Inc. (b)	1,820	45,227
Sysco Corp.	531	41,285
The Coca-Cola Co.	3,170	171,529
Us Foods Holding Corp. (b)	31,039	1,190,656
		5,610,967
Energy - 0.5%
Cheniere Energy, Inc. (b)	83	7,199
Equitrans Midstream Corp.	9,105	77,484
Schlumberger Nv	41,332	1,323,037
		1,407,720
Financials - 2.7%
Alleghany Corp. (b)	54	36,022
Aon Plc - Class A	404	96,459
Apollo Global Management, Inc. - Class A	2,987	185,791
Cboe Global Markets, Inc.	3,541	421,556
Cme Group, Inc.	2,930	623,152
Everest Re Group Ltd.	1,747	440,262
Factset Research Systems, Inc.	3,204	1,075,294
Lincoln National Corp.	1,504	94,511
Lpl Financial Holdings, Inc.	211	28,481
Marsh & Mclennan Cos, Inc.	970	136,460
Morgan Stanley	7,266	666,220
Msci, Inc.	100	53,308
S&P Global, Inc.	3,212	1,318,365
Sei Investments Co.	18,089	1,120,975
Signature Bank	2,837	696,909
Slm Corp.	10,718	224,435
Virtu Financial, Inc. - Class A	17,895	494,439
		7,712,639
Health Care - 8.6%
Abbott Laboratories	1,041	120,683
Abbvie, Inc.	4,201	473,201
Abiomed, Inc. (b)	74	23,096
Align Technology, Inc. (b)	1,402	856,622
Amgen, Inc.	817	199,144
Anthem, Inc.	1,157	441,743
Avantor, Inc. (b)	5,177	183,835
Baxter International, Inc.	386	31,073
Cardinal Health, Inc.	1,034	59,031
Centene Corp. (b)	595	43,393
Cerner Corp.	12,695	992,241
Chemed Corp.	76	36,062
Cigna Corp.	543	128,729
Danaher Corp.	6,838	1,835,046
Dexcom, Inc. (b)	1,312	560,224
Edwards Lifesciences Corp. (b)	346	35,835
Encompass Health Corp.	2,572	200,693
Guardant Health, Inc. (b)	2,425	301,161
Hca Healthcare, Inc.	427	88,278
Hologic, Inc. (b)	878	58,580
Humana, Inc.	907	401,547
Idexx Laboratories, Inc. (b)	411	259,567
Illumina, Inc. (b)	4,967	2,350,434
Intuitive Surgical, Inc. (b)	1,275	1,172,541
Iqvia Holdings, Inc. (b)	138	33,440
Johnson & Johnson	709	116,801
Maravai Lifesciences Holdings, Inc. - Class A (b)	6,721	280,467
Mckesson Corp.	2,504	478,865
Medtronic Plc	9,982	1,239,066
Moderna, Inc. (b)	1,331	312,758
Molina Healthcare, Inc. (b)	1,081	273,558
Novartis Ag	27,074	2,470,232
Novo Nordisk A/S	8,556	716,736
Organon & Co. (b)	444	13,436
Quidel Corp. (b)	1,226	157,075
Regeneron Pharmaceuticals, Inc. (b)	3,769	2,105,137
Repligen Corp. (b)	901	179,858
Resmed, Inc.	143	35,252
Roche Holding Ag	41,415	1,946,091
Royalty Pharma Plc	6,170	252,908
Thermo Fisher Scientific, Inc.	875	441,411
Unitedhealth Group, Inc.	4,767	1,908,898
Veeva Systems, Inc. (b)	740	230,103
Vertex Pharmaceuticals, Inc. (b)	3,145	634,126
Waters Corp. (b)	642	221,882
		24,900,859
Industrials - 6.2%
3M Co.	159	31,582
Booz Allen Hamilton Holding Corp. - Class A	5,500	468,490
Caci International, Inc. (b)	721	183,942
Ch Robinson Worldwide, Inc.	1,740	162,986
Cintas Corp.	2,104	803,728
Deere & Co.	8,933	3,150,758
Delta Air Lines, Inc. (b)	794	34,348
Eaton Corp. Plc	7,007	1,038,297
Expeditors International Of Washington, Inc.	19,895	2,518,707
Illinois Tool Works, Inc.	829	185,331
Landstar System, Inc.	1,188	187,728
Lockheed Martin Corp.	789	298,518
Northrop Grumman Corp.	305	110,846
Old Dominion Freight Line, Inc.	1,916	486,281
Plug Power, Inc. (b)	2,418	82,671
Textron, Inc.	12,196	838,719
The Boeing Co (b)	15,071	3,610,409
Transdigm Group, Inc. (b)	2,686	1,738,621
Uber Technologies, Inc. (b)	12,143	608,607
Union Pacific Corp.	3,621	796,367
United Parcel Service, Inc. - Class B	1,957	406,997
Ww Grainger, Inc.	112	49,056
Xpo Logistics, Inc. (b)	276	38,610
		17,831,599
Information Technology - 33.3%
Accenture Plc - Class A	3,084	909,132
Adobe, Inc. (b)	8,037	4,706,789
Advanced Micro Devices, Inc. (b)	5,748	539,910
Allegro Microsystems, Inc. (b)	1,893	52,436
Anaplan, Inc. (b)	1,751	93,328
Apple, Inc.	79,697	10,915,301
Applied Materials, Inc.	26,703	3,802,507
Arista Networks, Inc. (b)	804	291,297
Atlassian Corp. Plc - Class A (b)	215	55,225
Autodesk, Inc. (b)	12,861	3,754,126
Automatic Data Processing, Inc.	2,870	570,039
Avalara, Inc. (b)	226	36,567
Bill.Com Holdings, Inc. (b)	1,679	307,559
Broadcom, Inc.	810	386,240
Cdw Corp.	985	172,030
Cisco Systems, Inc.	26,620	1,410,860
Cognizant Technology Solutions Corp. - Class A	2,479	171,696
Crowdstrike Holdings, Inc. - Class A (b)	3,236	813,239
Datadog, Inc. - Class A (b)	1,286	133,847
Dell Technologies, Inc. - Class C (b)	1,173	116,913
Docusign, Inc. (b)	535	149,570
Dynatrace, Inc. (b)	7,378	431,023
Elastic Nv (b)	293	42,708
Fair Isaac Corp. (b)	444	223,190
Fireeye, Inc. (b)	1,822	36,841
Fiserv, Inc. (b)	1,126	120,358
Five9, Inc. (b)	3,688	676,342
Fortinet, Inc. (b)	2,267	539,977
Gartner, Inc. (b)	1,308	316,798
Genpact Ltd.	9,293	422,181
Godaddy, Inc. - Class A (b)	4,063	353,318
Hp, Inc.	6,362	192,069
Hubspot, Inc. (b)	265	154,421
Intuit, Inc.	3,080	1,509,724
Jabil, Inc.	4,694	272,815
Kla Corp.	1,559	505,443
Lam Research Corp.	502	326,651
Mastercard, Inc. - Class A	2,325	848,834
Microsoft Corp.	68,457	18,545,001
Monolithic Power Systems, Inc.	524	195,688
Netapp, Inc.	635	51,956
Nvidia Corp.	11,410	9,129,141
Nxp Semiconductors Nv	4,050	833,166
Oracle Corp.	44,231	3,442,941
Paypal Holdings, Inc. (b)	15,423	4,495,496
Qualcomm, Inc.	22,619	3,232,934
Ringcentral, Inc. - Class A (b)	1,544	448,656
Sabre Corp. (b)	5,607	69,975
Salesforce.Com, Inc. - Class A (b)	20,478	5,002,161
Servicenow, Inc. (b)	741	407,217
Square, Inc. - Class A (b)	884	215,519
Taiwan Semiconductor Manufacturing Co Ltd.	6,839	821,774
Teradata Corp. (b)	1,894	94,643
Teradyne, Inc.	120	16,075
Texas Instruments, Inc.	1,364	262,297
The Trade Desk, Inc. - Class A (b)	410	31,718
The Western Union Co.	5,143	118,135
Twilio, Inc. (b)	1,910	752,846
Universal Display Corp.	881	195,873
Visa, Inc. - Class A	40,180	9,394,888
Workday, Inc. - Class A (b)	4,638	1,107,276
Zoom Video Communications, Inc. - Class A (b)	1,336	517,072
Zscaler, Inc. (b)	138	29,816
		95,773,568
Materials - 0.2%
Air Products And Chemicals, Inc.	210	60,413
Amcor Plc	3,598	41,233
Berry Global Group, Inc. (b)	958	62,481
Graphic Packaging Holding Co.	5,850	106,119
Louisiana-Pacific Corp.	6,118	368,854
		639,100
Real Estate - 0.1%
Simon Property Group, Inc.	1,252	163,361
Total Common Stocks (Cost $108,704,045)		233,338,290

	Par Value

U.S. TREASURY OBLIGATIONS - 0.2%
U.S. Treasury Notes - 0.2%
0.125%, due 05/31/23 (c)	$119,000	118,758
0.125%, due 06/30/23 (c)	35,000	34,913
0.250%, due 06/15/24 (c)	172,000	170,952
0.250%, due 10/31/25 (c)	55,000	53,771
0.875%, due 06/30/26 (c)	116,000	115,946
1.250%, due 06/30/28 (c)	3,000	3,005
1.125%, due 02/15/31 (c)	7,000	6,796
Total U.S. Treasury Obligations (Cost $505,456)		504,141

AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.1%
Federal Home Loan Mortgage Corp. - 0.0% (d)
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-123, 0.866%, due 12/25/30 (c)(e)	1,399,276	87,909

Federal Home Loan Mortgage Corp. Interest-Only Strips - 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-108, 1.810%, due 03/25/30 (c)(e)	459,947	59,170
Series K-1501, 0.540%, due 04/25/30 (c)(e)	2,588,048	71,310
Series K-110, 1.815%, due 04/25/30 (c)(e)	399,436	50,858
Series K-118, 1.054%, due 09/25/30 (c)(e)	998,691	76,617
		257,955
Total Agency Mortgage-Backed Obligations (Cost $319,381)		345,864

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.0%
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 0.795%, due 03/15/37 (1 Month U.S. LIBOR + 0.722%) (c)(f)(g)	180,000	178,875
BBCMS 2020-BID Mortgage Trust
Series 2020-BID, 2.213%, due 10/15/37 (1 Month U.S. LIBOR + 2.140%) (c)(f)(g)	170,000	170,919
BBCMS MTG TR 2021-C10
Series 2021-C10, 1.434%, due 07/17/54 (c)	1,000,000	100,116
BBCMS Trust
Series 2021-AGW, 1.323%, due 06/16/36 (1 Month U.S. LIBOR + 1.250%) (c)(f)(g)	300,000	300,187
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 1.473%, due 10/15/37 (1 Month U.S. LIBOR + 1.400%) (c)(f)(g)	100,000	100,126
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51 (c)(e)(f)	499,107	502,227
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 1.170%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (c)(f)(g)	170,000	170,106
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/12/34 (c)(f)	180,000	188,199
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/06/34 (c)(f)	130,000	135,962
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series B, 5.611%, due 08/17/46 (c)(e)(f)	210,000	209,888
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (c)(e)(f)	94,394	96,301
JP MORGAN MORTGAGE TRUST 2018-5
Series 2018-5, 3.500%, due 10/25/48 (c)(e)(f)	209,127	213,072
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (c)(e)(f)	35,356	35,959
JP Morgan Mortgage Trust 2019-3
Series 2019-3, 4.000%, due 09/25/49 (c)(e)(f)	9,197	9,316
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (c)(e)(f)	176,805	180,362
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (c)(e)(f)	171,793	175,040
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51 (c)(e)(f)	298,737	300,022
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (c)(e)(f)	103,401	105,005
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.235%, due 07/17/45 (c)(e)	163,000	171,171
Mello Warehouse Securitization Trust 2020-1
Series 2020-1, 1.242%, due 10/27/53 (1 Month U.S. LIBOR + 1.150%) (c)(f)(g)	100,000	100,786
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50 (c)(e)(f)	126,770	129,133
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 1.842%, due 04/25/38 (1 Month U.S. LIBOR + 1.750%) (c)(f)(g)	350,000	350,109
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43 (c)(e)	108,538	109,468
Sequoia Mortgage Trust 2016-3
Series 2016-3, 3.000%, due 11/25/46 (c)(e)(f)	115,970	116,432
Sequoia Mortgage Trust 2018-8
Series 2018-8, 4.000%, due 11/25/48 (c)(e)(f)	150,933	153,137
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49 (c)(e)(f)	33,611	34,281
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 10/25/49 (c)(e)(f)	26,179	26,763
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (c)(e)(f)	200,000	200,138
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51 (c)(e)(f)	350,000	355,578
Shellpoint Co-Originator Trust 2016-1
Series 2016-1, 3.500%, due 11/25/46 (c)(e)(f)	60,331	60,426
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/15/41 (c)(f)	190,000	197,957
Wells Fargo Commercial Mortgage Trust 2021-FCMT
Series A, 1.273%, due 05/15/31 (1 Month U.S. LIBOR + 1.200%) (c)(f)(g)	200,000	200,479
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (1 Month U.S. LIBOR + 0.000%) (c)(e)(f)	224,641	228,516
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/16/47 (c)(e)	180,000	191,009
Total Non-Agency Mortage-Backed Obligations (Cost $5,800,553)		5,797,065

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS - 0.1%
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.891%, due 09/17/53 (c)(e)	998,412	109,048
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.831%, due 08/15/53 (c)(e)	709,176	72,745
Total Non-Agency Mortage-Backed Obligation Interest-Only Strips (Cost $190,922)		181,793

ASSET-BACKED SECURITIES - 1.5%
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 12/15/29 (c)	50,368	51,006
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27 (c)	100,000	100,556
Arbor Realty Collateralized Loan Obligation Ltd.
Series B, 1.700%, due 05/15/36 (1 Month U.S. LIBOR + 1.600%) (c)(f)(g)	350,000	350,817
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (c)(f)	169,239	174,761
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25 (c)	200,000	201,768
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 08/20/35 (c)	247,209	244,690
Helios Issuer LLC
Series A, 2.980%, due 06/20/47 (c)(f)	214,204	223,575
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (c)(f)	300,000	296,572
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (c)(f)	215,529	223,702
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31 (c)(f)	200,000	199,544
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (c)(f)	83,957	82,905
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69 (c)(f)	126,941	126,698
Oscar US Funding XII LLC
Series A-4, 1.000%, due 04/10/28 (c)(f)	200,000	202,197
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26 (c)(f)	100,000	99,632
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26 (c)(f)	150,000	148,697
Santander Drive Auto Receivables Trust 2020-3
Series B, 0.690%, due 03/17/25 (c)	100,000	100,304
Santander Drive Auto Receivables Trust 2020-3
Series C, 1.120%, due 01/15/26 (c)	200,000	201,142
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26 (c)	100,000	99,876
Sofi Consumer Loan Program 2018-1 Trust
Series B, 3.650%, due 02/25/27 (c)(f)	101,729	103,099
SoFi Consumer Loan Program 2020-1 Trust
Series B, 2.250%, due 01/25/29 (c)(f)	350,000	355,642
Sofi Professional Loan Program 2017-C LLC
Series A-1, 0.692%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (c)(f)(g)	127,131	127,215
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (c)(f)	157,092	161,138
Tesla Auto Lease Trust 2019-A
Series 2019-A, 2.680%, due 01/20/23 (c)(f)	225,000	230,177
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/30/51 (c)(f)	195,065	197,255
Volvo Financial Equipment LLC
Series A-4, 0.600%, due 03/15/28 (c)(f)	100,000	100,608
Total Asset Backed Securities (Cost $4,388,617)		4,403,576

COLLATERALIZED LOAN OBLIGATIONS - 1.4%
Aimco CLO 11 Ltd.
1.484%, due 10/15/31 (3 Month U.S. LIBOR + 1.300%) (c)(f)(g)	400,000	400,177
Aimco CLO 11 Ltd.
Series LTD, 1.564%, due 10/15/31 (3 Month U.S. LIBOR + 1.380%) (c)(f)(g)	400,000	400,728
Benefit Street Partners CLO XIX Ltd.
Series A, 1.534%, due 01/18/33 (3 Month U.S. LIBOR + 1.350%) (c)(f)(g)	350,000	350,774
Benefit Street Partners CLO XXIII Ltd.
Series A-1, 1.293%, due 04/25/34 (3 Month U.S. LIBOR + 1.080%) (c)(f)(g)	250,000	250,088
CIFC Funding 2020-III Ltd.
Series 2020-3, 1.788%, due 10/20/31 (3 Month U.S. LIBOR + 1.600%) (c)(f)(g)	400,000	400,544
CIFC Funding 2021-I Ltd.
Series LTD, 1.246%, due 04/25/33 (3 Month U.S. LIBOR + 1.110%) (c)(f)(g)	250,000	249,691
Marble Point CLO XIV Ltd.
Series FLT, 1.468%, due 01/20/32 (3 Month U.S. LIBOR + 1.280%) (c)(f)(g)	450,000	450,133
Octagon Investment Partners 32 Ltd.
Series FLT, 1.384%, due 07/16/29 (3 Month U.S. LIBOR + 1.200%) (c)(f)(g)	250,000	250,005
Octagon Investment Partners 48 Ltd.
Series A, 1.688%, due 10/20/31 (3 Month U.S. LIBOR + 1.500%) (c)(f)(g)	400,000	400,396
OHA Credit Funding 4 Ltd.
Series A-1, 1.552%, due 10/22/32 (3 Month U.S. LIBOR + 1.330%) (c)(f)(g)	400,000	400,595
Sound Point CLO XXVII Ltd.
Series 2020-27, 1.876%, due 10/27/31 (3 Month U.S. LIBOR + 1.700%) (c)(f)(g)	400,000	400,685
Total Collateralized Loan Obligations (Cost $3,947,963)		3,953,816

CORPORATE BONDS - 3.2%
Basic Materials - 0.1%
Sierra Pacific Power Co.
2.600%, due 05/01/26 (c)	121,000	128,197
		128,197
Communications - 0.2%
Aflac, Inc.
3.250%, due 03/17/25 (c)	80,000	86,410
Alabama Power Co.
1.450%, due 09/15/30 (c)	100,000	95,266
Citigroup, Inc.
4.450%, due 09/29/27 (c)	76,000	86,598
Southwestern Electric Power Co.
1.650%, due 03/15/26 (c)	80,000	80,926
Steel Dynamics, Inc.
1.650%, due 10/15/27 (c)	74,000	73,639
T-Mobile Usa, Inc.
3.750%, due 04/15/27 (c)	74,000	81,757
The Walt Disney Co.
2.200%, due 01/13/28 (c)	68,000	70,380
United Airlines 2014-2 Class A Pass Through Trust
Series A, 3.750%, due 03/03/28 (c)	38,665	40,774
		615,750
Consumer, Cyclical - 0.2%
Amazon.Com, Inc.
1.500%, due 06/03/30 (c)	100,000	97,927
Brookfield Finance, Inc.
2.724%, due 04/15/31 (c)	143,000	146,436
Microsoft Corp.
2.400%, due 08/08/26 (c)	150,000	159,859
Raytheon Technologies Corp.
3.200%, due 03/15/24 (c)	87,000	92,484
Td Ameritrade Holding Corp.
3.300%, due 04/01/27 (c)	46,000	50,444
		547,150
Consumer, Non-cyclical - 0.7%
Abbvie, Inc.
3.800%, due 03/15/25 (c)	121,000	132,062
American International Group, Inc.
3.900%, due 04/01/26 (c)	141,000	156,994
Bank Of America Corp.
2.496%, due 02/13/31 (3 Month U.S. LIBOR + 0.990%) (c)(e)(g)	168,000	171,221
Broadcom, Inc.
4.150%, due 11/15/30 (c)	226,000	253,280
Carrier Global Corp.
2.722%, due 02/15/30 (c)	188,000	194,674
Firstenergy Corp.
4.400%, due 07/15/27 (c)	138,000	150,005
General Electric Co.
3.450%, due 05/01/27 (c)	94,000	103,384
Hca, Inc.
4.125%, due 06/15/29 (c)	98,000	110,372
Kinder Morgan Energy Partners Lp
3.450%, due 02/15/23 (c)	67,000	69,596
Nissan Motor Co Ltd.
4.810%, due 09/17/30 (c)(f)	74,000	83,257
Oracle Corp.
2.950%, due 04/01/30 (c)	200,000	210,141
Royal Bank Of Canada
1.200%, due 04/27/26 (c)	80,000	79,833
Royalty Pharma Plc
0.750%, due 09/02/23 (c)(f)	59,000	59,063
The Aes Corp.
1.375%, due 01/15/26 (c)(f)	75,000	74,167
The Boeing Co.
4.875%, due 05/01/25 (c)	76,000	85,154
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (c)(e)(g)	216,000	225,910
		2,159,113
Energy - 0.3%
Ecolab, Inc.
4.800%, due 03/24/30 (c)	61,000	74,554
Eli Lilly & Co.
7.125%, due 06/01/25 (c)	80,000	98,248
Jpmorgan Chase & Co.
3.875%, due 09/10/24 (c)	183,000	199,016
Kite Realty Group Lp
4.000%, due 10/01/26 (c)	94,000	101,109
Owl Rock Capital Corp.
3.750%, due 07/22/25 (c)	74,000	78,317
Realty, Inc.ome Corp.
3.250%, due 01/15/31 (c)	168,000	182,910
		734,154
Financial - 1.1%
Ameren Illinois Co.
3.800%, due 05/15/28 (c)	70,000	79,122
American Honda Finance Corp.
1.200%, due 07/08/25 (c)	70,000	70,360
Amphenol Corp.
2.800%, due 02/15/30 (c)	93,000	98,204
Apple, Inc.
1.200%, due 02/08/28 (c)	80,000	78,811
Assurant, Inc.
4.200%, due 09/27/23 (c)	67,000	71,800
Astrazeneca Plc
0.700%, due 04/08/26 (c)	81,000	78,807
Bank Of America Corp.
1.734%, due 07/22/27 (SOFR Rate + 0.960%) (c)(e)(g)	160,000	160,911
Bat International Finance Plc
1.668%, due 03/25/26 (c)	142,000	142,021
Citigroup, Inc.
0.981%, due 05/01/25 (SOFR Rate + 0.669%) (c)(e)(g)	120,000	119,837
Cvs Health Corp.
1.750%, due 08/21/30 (c)	148,000	141,771
Entergy Corp.
0.900%, due 09/15/25 (c)	100,000	98,593
Global Payments, Inc.
2.650%, due 02/15/25 (c)	78,000	82,112
Jpmorgan Chase & Co.
1.578%, due 04/22/27 (SOFR Rate + 0.885%) (c)(e)(g)	120,000	120,218
2.522%, due 04/22/31 (SOFR Rate + 2.040%) (c)(e)(g)	338,000	345,121
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25 (c)	67,000	75,225
Mitsubishi Ufj Financial Group, Inc.
3.761%, due 07/26/23 (c)	67,000	71,413
Morgan Stanley
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (c)(e)(g)	223,000	230,991
0.985%, due 12/10/26 (SOFR Rate + 0.720%) (c)(e)(g)	148,000	145,747
1.593%, due 05/04/27 (SOFR Rate + 0.879%) (c)(e)(g)	160,000	160,490
O'Reilly Automotive, Inc.
3.600%, due 09/01/27 (c)	158,000	176,396
Phillips 66
0.900%, due 02/15/24 (c)	75,000	75,092
Royalty Pharma Plc
1.200%, due 09/02/25 (c)(f)	61,000	60,365
1.750%, due 09/02/27 (c)(f)	60,000	58,946
Scentre Group Trust 1 / Scentre Group Trust 2
3.625%, due 01/28/26 (c)(f)	158,000	172,821
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26 (SOFR Rate + 0.609%) (c)(e)(g)	80,000	79,398
Verizon Communications, Inc.
3.376%, due 02/15/25 (c)	141,000	152,735
4.329%, due 09/21/28 (c)	74,000	85,885
Xlit Ltd.
4.450%, due 03/31/25 (c)	74,000	82,968
		3,316,160
Industrial - 0.2%
American Tower Corp.
5.000%, due 02/15/24 (c)	66,000	73,145
Bank Of America Corp.
4.125%, due 01/22/24 (c)	150,000	163,231
Cvs Health Corp.
3.875%, due 07/20/25 (c)	234,000	258,197
Equinix, Inc.
1.250%, due 07/15/25 (c)	126,000	126,297
Pepsico, Inc.
2.625%, due 07/29/29 (c)	79,000	84,523
		705,393
Technology - 0.1%
Amgen, Inc.
3.200%, due 11/02/27 (c)	115,000	125,248
Bank Of America Corp.
4.000%, due 01/22/25 (c)	71,000	77,737
Mplx Lp
4.875%, due 12/01/24 (c)	70,000	78,050
Nextera Energy Capital Holdings, Inc.
3.150%, due 04/01/24 (c)	70,000	74,288
		355,323
Utilities - 0.3%
Altria Group, Inc.
3.400%, due 05/06/30 (c)	88,000	92,879
At&T, Inc.
2.750%, due 06/01/31 (c)	148,000	153,258
Constellation Brands, Inc.
3.700%, due 12/06/26 (c)	88,000	97,852
Duke Energy Corp.
3.150%, due 08/15/27 (c)	150,000	161,890
Enterprise Products Operating Llc
2.800%, due 01/31/30 (c)	74,000	77,892
Mplx Lp
2.650%, due 08/15/30 (c)	56,000	56,490
Ross Stores, Inc.
4.600%, due 04/15/25 (c)	114,000	128,589
Sabine Pass Liquefaction Llc
5.625%, due 03/01/25 (c)	51,000	58,268
		827,118
Total Corporate Bonds (Cost $9,449,145)		9,388,358

AFFILIATED REGISTERED INVESTMENT COMPANIES - 4.2%	Shares
Voya Emerging Markets Hard Currency Debt Fund - Class P	212,569	2,072,550
Voya High Yield Bond Fund - Class P	221,607	1,797,236
Voya Investment Grade Credit Fund - Class P	66,394	754,240
Voya Securitized Credit Fund - Class P	749,291	7,358,035
Total Affiliated Registered Investment Companies (Cost $11,657,193)		11,982,061

Total Investments at Value - 93.7% (Cost $144,963,275)		269,894,964
Other Assets in Excess of Liabilities - 6.3%		18,108,446
Net Assets - 100.0%		$288,003,410

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

LIBOR London Interbank Offered Rate

SOFR Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Level 2 security.
(d)	Represents less than 0.1%.
(e)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2021
(f)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of (date), the value of these investments was $13,091,970, or 4.5% of total net assets.
(g)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2021.

WILSHIRE MUTUAL FUNDS, INC.
LARGE COMPANY VALUE PORTFOLIO	June 30, 2021 (Unaudited)
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 81.5% (a)
Communication Services - 4.1%
Activision Blizzard, Inc.	9,854	$940,466
Alphabet, Inc. - Class A (b)	731	1,784,948
Alphabet, Inc. - Class C (b)	414	1,037,616
AT&T, Inc.	23,366	672,473
Comcast Corp. - Class A	6,491	370,117
DISH Network Corp. - Class A (b)	4,495	187,891
Electronic Arts, Inc.	5,326	766,039
Liberty Media Corp. - Liberty SiriusXM - Class A (b)	1,502	69,963
Liberty Media Corp. - Liberty SiriusXM - Class C (b)	2,566	119,037
News Corp. - Class A	12,150	313,105
Nexstar Media Group, Inc. - Class A	1,700	251,396
Omnicom Group, Inc.	450	35,995
Pinterest, Inc. - Class A (b)	340	26,843
Take-Two Interactive Software, Inc. (b)	3,905	691,263
The Interpublic Group of Cos., Inc.	5,610	182,269
The Walt Disney Co. (b)	4,306	756,866
Twitter, Inc. (b)	1,486	102,252
Verizon Communications, Inc.	14,656	821,176
Zillow Group, Inc. - Class C (b)	430	52,555
		9,182,270
Consumer Discretionary - 8.0%
Advance Auto Parts, Inc.	290	59,491
Amazon.com, Inc. (b)	271	932,283
AutoNation, Inc. (b)	4,420	419,060
AutoZone, Inc. (b)	221	329,781
Booking Holdings, Inc. (b)	231	505,449
Boyd Gaming Corp. (b)	2,900	178,321
Capri Holdings Ltd. (b)	640	36,602
Carnival Corp. (b)	245	6,458
Carter's, Inc.	1,790	184,674
Darden Restaurants, Inc.	290	42,337
Dick's Sporting Goods, Inc.	2,610	261,496
Dollar General Corp.	306	66,215
Dollar Tree, Inc. (b)	3,590	357,205
DoorDash, Inc. - Class A (b)	180	32,099
DR Horton, Inc.	2,170	196,103
eBay, Inc.	794	55,747
Foot Locker, Inc.	1,260	77,654
Ford Motor Co. (b)	96,352	1,431,791
frontdoor, Inc. (b)	585	29,145
Garmin Ltd.	129	18,659
Gentex Corp.	2,035	67,338
Gildan Activewear, Inc.	47,543	1,755,288
Grand Canyon Education, Inc. (b)	330	29,690
Harley-Davidson, Inc.	1,560	71,479
L Brands, Inc.	2,595	186,996
Lear Corp.	9,189	1,610,648
Lennar Corp. - Class B	540	43,983
LVMH Moet Hennessy Louis Vuitton SE	714	559,872
Marriott Vacations Worldwide Corp. (b)	730	116,289
Mattel, Inc. (b)	5,690	114,369
McDonald's Corp.	1,178	272,106
Mohawk Industries, Inc. (b)	6,483	1,245,968
Newell Brands, Inc.	42,318	1,162,475
NIKE, Inc. - Class B	6,817	1,053,158
Peloton Interactive, Inc. - Class A (b)	210	26,044
Penske Automotive Group, Inc.	2,240	169,098
PulteGroup, Inc.	4,625	252,386
PVH Corp. (b)	14,355	1,544,454
Quarte Retail, Inc. - Series A	10,410	136,267
Royal Caribbean Cruises Ltd. (b)	1,650	140,712
Skechers USA, Inc. - Class A (b)	13,101	652,823
Tapestry, Inc. (b)	2,709	117,787
Target Corp.	2,775	670,828
Tempur Sealy International, Inc.	3,575	140,104
The Home Depot, Inc.	1,027	327,500
Toll Brothers, Inc.	195	11,273
Wayfair, Inc. - Class A (b)	130	41,042
Williams-Sonoma, Inc.	310	49,492
Yum! Brands, Inc.	2,130	245,014
		18,035,053
Consumer Staples - 5.0%
Altria Group, Inc.	2,180	103,942
Brown-Forman Corp. - Class B	2,037	152,653
Colgate-Palmolive Co.	31,332	2,548,858
Constellation Brands, Inc. - Class A	1,574	368,143
Costco Wholesale Corp.	3,277	1,296,611
Diageo PLC	14,930	714,788
Herbalife Nutrition Ltd. (b)	2,515	132,616
Kellogg Co.	6,413	412,548
Kimberly-Clark Corp.	1,276	170,703
Lamb Weston Holdings, Inc.	2,520	203,263
Mondelez International, Inc. - Class A	4,475	279,419
PepsiCo, Inc.	1,455	215,587
Pernod Ricard SA	3,186	707,202
Philip Morris International, Inc.	8,450	837,480
Spectrum Brands Holdings, Inc.	1,524	129,601
Sprouts Farmers Market, Inc. (b)	5,060	125,741
The Clorox Co.	2,200	395,802
The Coca-Cola Co.	11,323	612,688
The Estee Lauder Cos., Inc. - Class A	2,837	902,393
The Hershey Co.	700	121,926
The Procter & Gamble Co.	2,699	364,176
Walmart, Inc.	4,495	633,885
		11,430,025
Energy - 3.8%
APA Corp.	3,100	67,053
Baker Hughes Co.	44,471	1,017,052
Cenovus Energy, Inc.	27,130	259,905
Chevron Corp.	3,590	376,017
Diamondback Energy, Inc.	490	46,006
Equitrans Midstream Corp.	11,830	100,673
Exxon Mobil Corp.	31,632	1,995,347
Halliburton Co.	75,308	1,741,121
Hess Corp.	1,580	137,966
Marathon Petroleum Corp.	960	58,003
NOV, Inc. (b)	78,148	1,197,227
Royal Dutch Shell PLC - Class A - ADR (c)	27,669	1,117,828
Schlumberger NV	1,010	32,330
Targa Resources Corp.	6,938	308,394
Valero Energy Corp.	2,220	173,338
		8,628,260
Financials - 17.1%
Ally Financial, Inc.	1,180	58,811
American International Group, Inc.	36,257	1,725,833
American National Group, Inc.	490	72,789
Aon PLC - Class A	4,647	1,109,518
Arch Capital Group Ltd. (b)	10,422	405,833
Arthur J Gallagher & Co.	5,038	705,723
Axis Capital Holdings Ltd.	15,621	765,585
Bank of America Corp.	54,158	2,232,934
Bank of Hawaii Corp.	1,480	124,646
Berkshire Hathaway, Inc. - Class B (b)	5,907	1,641,673
BlackRock, Inc.	297	259,866
Capital One Financial Corp.	13,467	2,083,210
Cboe Global Markets, Inc.	2,905	345,840
Citigroup, Inc.	28,389	2,008,522
Citizens Financial Group, Inc.	1,650	75,686
CME Group, Inc.	1,613	343,053
Discover Financial Services	1,995	235,989
Equitable Holdings, Inc.	41,259	1,256,337
Everest Re Group Ltd.	3,092	779,215
Fidelity National Financial, Inc.	9,120	396,355
First American Financial Corp.	3,720	231,942
First Hawaiian, Inc.	4,610	130,647
Franklin Resources, Inc.	1,140	36,469
Huntington Bancshares, Inc.	12,225	174,451
Interactive Brokers Group, Inc. - Class A	4,386	288,292
Invesco Ltd.	10,821	289,245
Janus Henderson Group PLC	2,210	85,770
JPMorgan Chase & Co.	20,663	3,213,923
Lazard Ltd. - Class A	4,580	207,245
M&T Bank Corp.	2,581	375,045
Markel Corp. (b)	271	321,598
Marsh & Mclennan Cos., Inc.	6,104	858,711
MetLife, Inc.	22,137	1,324,899
Moody's Corp.	4,453	1,613,634
Morgan Stanley	6,792	622,758
Nasdaq, Inc.	2,113	371,465
New York Community Bancorp, Inc.	2,690	29,644
PacWest Bancorp	6,005	247,166
Popular, Inc.	1,545	115,952
Prosperity Bancshares, Inc.	2,120	152,216
Raymond James Financial, Inc.	1,090	141,591
Regions Financial Corp.	6,335	127,840
Reinsurance Group of America, Inc.	990	112,860
S&P Global, Inc.	2,826	1,159,932
Santander Consumer USA Holdings, Inc.	8,365	303,817
SEI Investments Co.	1,180	73,125
Signature Bank	150	36,848
SLM Corp.	3,390	70,987
Starwood Property Trust, Inc.	6,740	176,386
Stifel Financial Corp.	4,870	315,868
Synchrony Financial	6,149	298,349
The Charles Schwab Corp.	22,873	1,665,383
The Goldman Sachs Group, Inc.	2,947	1,118,475
Truist Financial Corp.	9,140	507,270
UBS Group AG	16,849	258,464
US Bancorp	4,493	255,966
Virtu Financial, Inc. - Class A	15,870	438,488
Voya Financial, Inc.	16,634	1,022,991
W.R. Berkley Corp.	5,475	407,504
Wells Fargo & Co.	63,706	2,885,245
Zions Bancorp NA	1,265	66,868
		38,762,747
Health Care - 8.6%
Abbott Laboratories	3,520	408,073
AbbVie, Inc.	980	110,387
Agilent Technologies, Inc.	9,679	1,430,653
AmerisourceBergen Corp.	530	60,680
Amgen, Inc.	3,304	805,350
Anthem, Inc.	1,492	569,646
Baxter International, Inc.	1,180	94,990
Becton Dickinson and Co.	220	53,502
Biogen, Inc. (b)	180	62,329
Bio-Techne Corp.	499	224,680
Bristol-Myers Squibb Co.	18,624	1,244,456
Bruker Corp.	15,691	1,192,202
Cardinal Health, Inc.	8,950	510,955
Centene Corp. (b)	2,680	195,452
Chemed Corp.	160	75,920
Cigna Corp.	3,626	859,616
CVS Health Corp.	18,661	1,557,074
Danaher Corp.	4,042	1,084,711
DENTSPLY SIRONA, Inc	1,410	89,197
Elanco Animal Health, Inc. (b)	1,330	46,138
Gilead Sciences, Inc.	3,740	257,536
HCA Healthcare, Inc.	1,551	320,654
Hologic, Inc. (b)	2,330	155,458
Humana, Inc.	1,121	496,289
IQVIA Holdings, Inc. (b)	203	49,191
Johnson & Johnson	8,074	1,330,111
Laboratory Corp. of America Holdings (b)	299	82,479
Maravai LifeSciences Holdings, Inc. - Class A (b)	2,220	92,641
McKesson Corp.	8,033	1,536,231
Medtronic PLC	1,733	215,117
Merck & Co., Inc.	3,084	239,843
Molina Healthcare, Inc. (b)	720	182,203
Organon & Co. (b)	225	6,808
Pfizer, Inc.	37,949	1,486,083
Quest Diagnostics, Inc.	525	69,284
Quidel Corp. (b)	2,850	365,142
Royalty Pharma PLC - Class A	3,205	131,373
Thermo Fisher Scientific, Inc.	1,024	516,577
UnitedHealth Group, Inc.	2,050	820,902
Waters Corp. (b)	750	259,207
Zimmer Biomet Holdings, Inc.	407	65,454
		19,354,594
Industrials - 12.1%
3M Co.	3,774	749,630
AGCO Corp.	410	53,456
Allegion PLC	1,660	231,238
AMETEK, Inc.	1,245	166,208
Builders FirstSource, Inc. (b)	1,230	52,472
Carlisle Cos., Inc.	840	160,759
CH Robinson Worldwide, Inc.	420	39,341
CSX Corp.	2,670	85,654
Curtiss-Wright Corp.	2,485	295,119
Deere & Co.	760	268,060
Emerson Electric Co.	3,420	329,141
Equifax, Inc.	3,322	795,652
Expeditors International of Washington, Inc.	4,060	513,996
Fastenal Co.	9,331	485,212
FedEx Corp.	1,424	424,822
Ferguson PLC	1,977	274,845
Fortive Corp.	205	14,297
FTI Consulting, Inc. (b)	123	16,803
General Electric Co.	178,290	2,399,783
Graco, Inc.	9,786	740,800
Graftech International Ltd.	2,520	29,282
Honeywell International, Inc.	5,527	1,212,347
IDEX Corp.	4,532	997,267
Illinois Tool Works, Inc.	1,070	239,209
Johnson Controls International PLC	12,365	848,610
Kansas City Southern	1,363	386,233
Knight-Swift Transportation Holdings, Inc.	770	35,004
Leidos Holdings, Inc.	805	81,386
ManpowerGroup, Inc.	1,890	224,740
Masco Corp.	3,600	212,076
MSA Safety, Inc.	2,731	452,199
Nordson Corp.	3,865	848,406
Norfolk Southern Corp.	373	98,998
Northrop Grumman Corp.	170	61,783
Old Dominion Freight Line, Inc.	193	48,983
Oshkosh Corp.	335	41,754
Otis Worldwide Corp.	28,781	2,353,422
PACCAR, Inc.	1,490	132,983
Parker-Hannifin Corp.	569	174,746
Pentair PLC	5,120	345,549
RBC Bearings, Inc. (b)	1,710	341,008
Republic Services, Inc.	715	78,657
Rockwell Automation, Inc.	5,022	1,436,392
Simpson Manufacturing Co., Inc.	2,883	318,399
Snap-on, Inc.	130	29,046
Stanley Black & Decker, Inc.	5,589	1,145,689
Textron, Inc.	14,088	968,832
The Boeing Co. (b)	589	141,101
Trane Technologies PLC	3,889	716,120
TransUnion	8,074	886,606
United Parcel Service, Inc. - Class B	710	147,659
Verisk Analytics, Inc.	3,426	598,591
Watsco, Inc.	2,572	737,238
Watts Water Technologies, Inc. - Class A	8,041	1,173,262
Westinghouse Air Brake Technologies Corp.	19,844	1,633,161
Woodward, Inc.	570	70,042
		27,344,068
Information Technology - 15.2%
Accenture PLC - Class A	3,494	1,029,996
Adobe, Inc. (b)	2,514	1,472,299
Advanced Micro Devices, Inc. (b)	1,017	95,527
Allegro MicroSystems, Inc. (b)	1,485	41,135
Altair Engineering, Inc. - Class A (b)	9,936	685,286
Amdocs Ltd.	15,142	1,171,385
Analog Devices, Inc.	8,168	1,406,203
ANSYS, Inc. (b)	3,566	1,237,616
Apple, Inc.	693	94,913
Applied Materials, Inc.	7,226	1,028,982
Arista Networks, Inc. (b)	96	34,782
Arrow Electronics, Inc. (b)	593	67,501
Autodesk, Inc. (b)	3,091	902,263
Cadence Design Systems, Inc. (b)	10,800	1,477,656
Cisco Systems, Inc.	20,376	1,079,928
Cognizant Technology Solutions Corp. - Class A	26,888	1,862,263
Concentrix Corp. (b)	1,685	270,948
Dell Technologies, Inc. - Class C (b)	2,260	225,254
DocuSign, Inc. (b)	582	162,710
EPAM Systems, Inc. (b)	413	211,026
Genpact Ltd.	2,380	108,123
Global Payments, Inc.	430	80,642
Hewlett Packard Enterprise Co.	89,243	1,301,163
HP, Inc.	15,240	460,096
Intel Corp.	13,597	763,336
International Business Machines Corp.	2,895	424,378
Jabil, Inc.	6,900	401,028
Jack Henry & Associates, Inc.	877	143,398
Juniper Networks, Inc.	13,798	377,375
Lam Research Corp.	1,467	954,577
Manhattan Associates, Inc. (b)	167	24,188
Mastercard, Inc. - Class A	3,610	1,317,975
Micron Technology, Inc. (b)	6,279	533,589
Microsoft Corp.	7,883	2,135,505
MongoDB, Inc. (b)	387	139,908
Motorola Solutions, Inc.	884	191,695
NCR Corp. (b)	2,135	97,377
NetApp, Inc.	1,614	132,057
Novanta, Inc. (b)	2,063	278,010
Oracle Corp.	14,748	1,147,984
Power Integrations, Inc.	1,724	141,471
PTC, Inc. (b)	3,402	480,567
Qorvo, Inc. (b)	1,730	338,475
QUALCOMM, Inc.	440	62,889
salesforce.com, Inc. (b)	6,698	1,636,120
Semtech Corp. (b)	1,791	123,221
Shimadzu Corp.	15,000	579,909
Silicon Laboratories, Inc. (b)	3,127	479,213
Skyworks Solutions, Inc.	970	185,998
SYNNEX Corp.	680	82,797
Synopsys, Inc. (b)	4,396	1,212,373
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	6,896	828,623
Teradata Corp. (b)	1,830	91,445
Texas Instruments, Inc.	5,929	1,140,147
The Western Union Co.	4,050	93,029
Twilio, Inc. - Class A (b)	220	86,715
Vontier Corp.	6,610	215,354
Western Digital Corp. (b)	480	34,162
Workday, Inc. - Class A (b)	2,521	601,864
Zendesk, Inc. (b)	2,362	340,931
		34,325,380
Materials - 4.8%
Agnico Eagle Mines Ltd.	4,218	255,067
Air Products and Chemicals, Inc.	28	8,055
Amcor PLC	8,320	95,347
Berry Global Group, Inc. (b)	480	31,306
CF Industries Holdings, Inc.	2,979	153,270
Crown Holdings, Inc.	1,250	127,762
Dow, Inc.	28,623	1,811,263
Dupont de Nemours, Inc.	1,213	93,898
Franco-Nevada Corp.	6,009	872,022
Givaudan SA	220	1,023,140
Linde PLC	988	285,631
Louisiana-Pacific Corp.	910	54,864
LyondellBasell Industries NV - Class A	2,571	264,479
Martin Marietta Materials, Inc.	2,396	842,937
NewMarket Corp.	604	194,476
Newmont Corp.	4,615	292,499
Reliance Steel & Aluminum Co.	900	135,810
Royal Gold, Inc.	5,657	645,464
RPM International, Inc.	3,414	302,754
Sealed Air Corp.	3,386	200,620
Silgan Holdings, Inc.	780	32,370
Sonoco Products Co.	2,003	134,001
Southern Copper Corp.	2,910	187,171
The Scotts Miracle-Gro Co.	74	14,202
The Sherwin-Williams Co.	2,432	662,598
Valvoline, Inc.	6,090	197,681
Vulcan Materials Co.	7,498	1,305,177
Westlake Chemical Corp.	810	72,973
Wheaton Precious Metals Corp.	11,003	484,998
		10,781,835
Real Estate - 0.8%
AvalonBay Communities, Inc.	234	48,833
EPR Properties (b)	335	17,648
Kimco Realty Corp.	13,245	276,158
National Retail Properties, Inc.	1,660	77,821
Omega Healthcare Investors, Inc.	3,400	123,386
Regency Centers Corp.	9,007	577,078
Ventas, Inc.	3,370	192,427
VEREIT, Inc.	7,930	364,225
Vornado Realty Trust	730	34,069
WP Carey, Inc.	430	32,087
		1,743,732
Utilities - 2.0%
American Electric Power Co., Inc.	680	57,521
CenterPoint Energy, Inc.	9,269	227,276
Dominion Energy, Inc.	1,280	94,169
Edison International	27,451	1,587,217
Entergy Corp.	606	60,418
Evergy, Inc.	960	58,013
Exelon Corp.	5,180	229,526
FirstEnergy Corp.	1,310	48,745
NRG Energy, Inc.	43,953	1,771,306
The Southern Co.	3,211	194,298
UGI Corp.	2,770	128,279
Vistra Corp.	3,530	65,481
		4,522,249
Total Common Stocks (Cost $142,996,847)		184,110,213

U.S. TREASURY OBLIGATIONS - 0.3%
U.S. Treasury Notes - 0.3%	Par Value
0.125%, due 05/31/23 (d)	$82,000	81,833
0.125%, due 06/30/23 (d)	19,000	18,953
0.250%, due 06/15/24 (d)	252,000	250,464
0.875%, due 06/30/26 (d)	402,000	401,812
1.250%, due 06/30/28 (d)	2,000	2,003
1.125%, due 02/15/31 (d)	8,000	7,767
Total U.S. Treasury Obligations (Cost $763,431)		762,832

AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS - 0.1%
Federal Home Loan Mortgage Corp. Interest-Only Strips - 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-108, 1.810%, due 03/25/30 (d)(e)	289,967	37,303
Series K-1501, 0.540%, due 04/25/30 (d)(e)	1,663,745	45,843
Series K-110, 1.815%, due 04/25/30 (d)(e)	299,577	38,143
Series K-118, 1.054%, due 09/25/30 (d)(e)	599,214	45,970
Total Agency Mortgage-Backed Obligation Interest-Only Strips (153,982)		167,259

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.9%
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 0.795%, due 03/15/37 (1 Month U.S. LIBOR + 0.722%) (d)(f)(g)	120,000	119,250
BBCMS 2020-BID Mortgage Trust
Series 2020-BID, 2.213%, due 10/15/37 (1 Month U.S. LIBOR + 2.140%) (d)(f)(g)	110,000	110,594
BBCMS MTG TR 2021-C10
Series 2021-C10, 1.434%, due 07/17/54 (d)	1,000,000	100,116
BBCMS Trust
Series 2021-AGW, 1.323%, due 06/16/36 (1 Month U.S. LIBOR + 1.250%) (d)(f)(g)	200,000	200,125
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 1.473%, due 10/15/37 (1 Month U.S. LIBOR + 1.400%) (d)(f)(g)	100,000	100,126
CIM Trust 2021-J1
Series 2021-J1, 2.500%, due 03/25/51 (d)(e)(f)	288,819	293,692
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51 (d)(e)(f)	299,464	301,336
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 4.128%, due 07/12/49 (d)(e)	108,000	112,209
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 1.170%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (d)(f)(g)	110,000	110,069
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/12/34 (d)(f)	120,000	125,466
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series B, 5.611%, due 08/17/46 (d)(e)(f)	130,000	129,931
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.883%, due 01/06/34 (d)(f)	90,000	94,128
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (d)(e)(f)	62,101	63,356
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48 (d)(e)(f)	133,935	136,462
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (d)(e)(f)	31,976	32,522
JP Morgan Mortgage Trust 2019-3
Series 2019-3, 4.000%, due 09/25/49 (d)(e)(f)	6,131	6,211
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (d)(e)(f)	132,604	135,271
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (d)(e)(f)	103,076	105,024
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51 (d)(e)(f)	199,158	200,014
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (d)(e)(f)	73,858	75,004
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.235%, due 07/17/45 (d)(e)	105,000	110,264
Morgan Stanley Capital I Trust 2016-BNK2
Series C, 4.030%, due 11/18/49 (d)(e)	100,000	102,052
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50 (d)(e)(f)	63,385	64,566
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 1.842%, due 04/25/38 (1 Month U.S. LIBOR + 1.750%) (d)(f)(g)	250,000	250,078
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43 (d)(e)	72,359	72,979
Sequoia Mortgage Trust 2016-3
Series 2016-3, 3.000%, due 11/25/46 (d)(e)(f)	77,313	77,621
Sequoia Mortgage Trust 2018-8
Series 2018-8, 4.000%, due 11/25/48 (d)(e)(f)	92,882	94,238
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49 (d)(e)(f)	16,806	17,140
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (d)(e)(f)	100,000	100,069
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51 (d)(e)(f)	250,000	253,984
Shellpoint Co-Originator Trust 2016-1
Series 2016-1, 3.500%, due 11/25/46 (d)(e)(f)	38,393	38,453
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/15/41 (d)(f)	140,000	145,863
Wells Fargo Commercial Mortgage Trust 2021-FCMT
Series A, 1.273%, due 05/15/31 (1 Month LIBOR USD + 1.200%) (d)(f)(g)	100,000	100,240
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (d)(e)(f)	134,784	137,110
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/16/47 (d)(e)	120,000	127,340
Total Non-Agency Mortgage-Backed Obligations (Cost $4,251,755)		4,242,903

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS - 0.0% (h)
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.831%, due 08/15/53 (d)(e)	459,466	47,131
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $49,109)		47,131

ASSET-BACKED SECURITIES - 1.4%
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 12/15/29 (d)	24,397	24,706
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27 (d)	100,000	100,556
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (d)(f)	107,698	111,211
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25 (d)	150,000	151,326
FedEx Corp. 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 08/20/35 (d)	136,257	134,869
Helios Issuer LLC
Series A, 2.980%, due 06/20/47 (d)(f)	128,522	134,145
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (d)(f)	200,000	197,715
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (d)(f)	129,318	134,221
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31 (d)(f)	100,000	99,772
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (d)(f)	83,957	82,905
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/15/69 (d)(f)	119,311	119,848
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69 (d)(f)	84,627	84,466
Oscar US Funding XII LLC
Series A-4, 1.000%, due 04/10/28 (d)(f)	100,000	101,098
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26 (d)(f)	100,000	99,632
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26 (d)(f)	100,000	99,131
Santander Drive Auto Receivables Trust 2020-3
Series B, 0.690%, due 03/17/25 (d)	100,000	100,304
Series C, 1.120%, due 01/15/26 (d)	150,000	150,857
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26 (d)	100,000	99,876
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54 (d)(f)	200,000	201,328
SoFi Consumer Loan Program 2020-1 Trust
Series B, 2.250%, due 01/25/29 (d)(f)	250,000	254,030
Sofi Professional Loan Program 2017-C LLC
Series A-1, 0.692%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (d)(f)(g)	95,348	95,411
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (d)(f)	94,255	96,683
Tesla Auto Lease Trust 2019-A
Series 2019-A, 2.680%, due 01/20/23 (d)(f)	125,000	127,876
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/30/51 (d)(f)	146,299	147,942
Volvo Financial Equipment LLC
Series A-4, 0.600%, due 03/15/28 (d)(f)	100,000	100,608
Westlake Automobile Receivables Trust 2020-3
Series B, 0.780%, due 11/17/25 (d)(f)	150,000	150,524
Total Asset-Backed Securities (Cost $3,188,983)		3,201,040

COLLATERALIZED LOAN OBLIGATIONS - 1.4%
Aimco CLO 11 Ltd.
1.484%, due 10/15/31 (3 Month U.S. LIBOR + 1.300%) (d)(f)(g)	250,000	250,111
Aimco CLO 11 Ltd.
Series LTD, 1.564%, due 10/15/31 (3 Month U.S. LIBOR + 1.380%) (d)(f)(g)	250,000	250,455
Apidos CLO XXIII
Series XXIII, 1.404%, due 04/15/33 (3 Month U.S. LIBOR + 1.220%) (d)(f)(g)	250,000	250,100
Arbor Realty Collateralized Loan Obligation Ltd.
Series B, 1.700%, due 05/15/36 (1 Month U.S. LIBOR + 1.600%) (d)(f)(g)	250,000	250,583
Barings CLO Ltd 2020-I
Series LTD, 1.584%, due 10/15/32 (3 Month U.S. LIBOR + 1.400%) (d)(f)(g)	250,000	250,294
Benefit Street Partners CLO XIX Ltd.
Series A, 1.534%, due 01/15/33 (3 Month U.S. LIBOR + 1.350%) (d)(f)(g)	250,000	250,553
CIFC Funding 2020-III Ltd.
Series 2020-3, 1.788%, due 10/20/31 (3 Month U.S. LIBOR + 1.600%) (d)(f)(g)	250,000	250,340
Dryden 78 CLO Ltd.
Series LTD, 1.370%, due 04/17/33 (3 Month U.S. LIBOR + 1.180%) (d)(f)(g)	250,000	249,804
Marble Point CLO XIV Ltd.
Series FLT, 1.468%, due 01/20/32 (3 Month U.S. LIBOR + 1.280%) (d)(f)(g)	280,000	280,083
Octagon Investment Partners 48 Ltd.
Series A, 1.688%, due 10/20/31 (3 Month U.S. LIBOR + 1.500%) (d)(f)(g)	250,000	250,247
OHA Credit Funding 4 Ltd.
Series A-1, 1.552%, due 10/22/32 (3 Month U.S. LIBOR + 1.330%) (d)(f)(g)	250,000	250,372
Sound Point CLO XXVII Ltd.
Series 2020-27, 1.876%, due 10/25/31 (3 Month U.S. LIBOR + 1.700%) (d)(f)(g)	250,000	250,428
Total Collateralized Loan Obligations (Cost $3,024,737)		3,033,370

CORPORATE BONDS - 2.7%
Basic Materials - 0.0% (h)
Ecolab, Inc.
4.800%, due 03/24/30 (d)	33,000	40,333
Steel Dynamics, Inc.
1.650%, due 10/15/27 (d)	46,000	45,776
		86,109
Communications - 0.2%
Amazon.com, Inc.
1.500%, due 06/03/30 (d)	70,000	68,549
AT&T, Inc.
2.750%, due 06/01/31 (d)	92,000	95,268
TD Ameritrade Holding Corp.
3.300%, due 04/01/27 (d)	34,000	37,285
The Walt Disney Co.
2.200%, due 01/13/28 (d)	38,000	39,330
T-Mobile USA, Inc.
3.750%, due 04/15/27 (d)	46,000	50,822
Verizon Communications, Inc.
3.376%, due 02/15/25 (d)	77,000	83,408
4.329%, due 09/21/28 (d)	46,000	53,388
		428,050
Consumer, Cyclical - 0.1%
American Honda Finance Corp.
1.200%, due 07/08/25 (d)	38,000	38,195
Nissan Motor Co. Ltd.
4.810%, due 09/17/30 (d)(f)	46,000	51,755
O'Reilly Automotive, Inc.
3.600%, due 09/01/27 (d)	87,000	97,129
Ross Stores, Inc.
4.600%, due 04/15/25 (d)	62,000	69,934
United Airlines 2014-2 Class A Pass Through Trust
Series A, 3.750%, due 09/03/26 (d)	18,642	19,659
		276,672
Consumer, Non-cyclical - 0.5%
AbbVie, Inc.
3.800%, due 03/15/25 (d)	67,000	73,125
Altria Group, Inc.
3.400%, due 05/06/30 (d)	48,000	50,661
Amgen, Inc.
3.200%, due 11/02/27 (d)	63,000	68,614
AstraZeneca PLC
0.700%, due 04/08/26 (d)	44,000	42,809
BAT International Finance PLC
1.668%, due 03/25/26 (d)	78,000	78,011
Constellation Brands, Inc.
3.700%, due 12/06/26 (d)	48,000	53,374
CVS Health Corp.
3.875%, due 07/20/25 (d)	128,000	141,236
1.750%, due 08/21/30 (d)	92,000	88,128
Eli Lilly & Co.
7.125%, due 06/01/25 (d)	60,000	73,686
Global Payments, Inc.
2.650%, due 02/15/25 (d)	43,000	45,267
HCA, Inc.
4.125%, due 06/15/29 (d)	54,000	60,818
Johnson & Johnson
0.950%, due 09/01/27 (d)	100,000	98,055
1.300%, due 09/01/30 (d)	100,000	97,034
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25 (d)	37,000	41,542
PepsiCo, Inc.
2.625%, due 07/29/29 (d)	44,000	47,076
Royalty Pharma PLC
1.200%, due 09/02/25 (d)(f)	39,000	38,594
1.750%, due 09/02/27 (d)(f)	39,000	38,315
		1,136,345
Energy - 0.2%
BP Capital Markets PLC
3.535%, due 11/04/24 (d)	58,000	63,148
Enterprise Products Operating LLC
2.800%, due 01/31/30 (d)	46,000	48,420
Exxon Mobil Corp.
2.275%, due 08/16/26 (d)	52,000	54,831
Kinder Morgan Energy Partners LP
3.450%, due 02/15/23 (d)	37,000	38,434
MPLX LP
4.875%, due 12/01/24 (d)	38,000	42,370
2.650%, due 08/15/30 (d)	35,000	35,306
Phillips 66
0.900%, due 02/15/24 (d)	47,000	47,057
Sabine Pass Liquefaction LLC.
5.625%, due 03/01/25 (d)	36,000	41,130
		370,696
Financial - 1.1%
Aflac, Inc.
3.250%, due 03/17/25 (d)	60,000	64,808
American International Group, Inc.
3.900%, due 04/01/26 (d)	77,000	85,735
American Tower Corp.
5.000%, due 02/15/24 (d)	36,000	39,897
Assurant, Inc.
4.200%, due 09/27/23 (d)	37,000	39,651
Bank of America Corp.
4.125%, due 01/22/24 (d)	102,000	110,997
4.000%, due 01/22/25 (d)	39,000	42,701
1.734%, due 07/22/27 (SOFR Rate + 0.960%) (d)(g)	120,000	120,683
2.496%, due 02/13/31 (3 Month U.S. LIBOR + 0.990%) (d)(g)	92,000	93,764
Brookfield Finance, Inc.
2.724%, due 04/15/31 (d)	79,000	80,898
Citigroup, Inc.
0.981%, due 05/01/25 (SOFR Rate + 0.669%) (d)(g)	90,000	89,878
4.450%, due 09/29/27 (d)	42,000	47,856
Equinix, Inc.
1.250%, due 07/15/25 (d)	69,000	69,162
JPMorgan Chase & Co.
2.776%, due 04/25/23 (3 Month U.S. LIBOR + 0.935%) (d)(g)	88,000	89,654
3.875%, due 09/10/24 (d)	100,000	108,752
1.578%, due 04/22/27 (SOFR Rate + 0.885%) (d)(g)	90,000	90,163
2.522%, due 04/22/31 (SOFR Rate + 2.040%) (d)(g)	185,000	188,898
Kite Realty Group LP
4.000%, due 10/01/26 (d)	52,000	55,932
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23 (d)	37,000	39,437
Morgan Stanley
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (d)(g)	122,000	126,372
0.985%, due 12/10/26 (SOFR Rate + 0.720%) (d)(g)	92,000	90,599
1.593%, due 05/04/27 (SOFR Rate + 0.879%) (d)(g)	120,000	120,368
Owl Rock Capital Corp.
3.750%, due 07/22/25 (d)	46,000	48,683
Realty Income Corp.
3.250%, due 01/15/31 (d)	92,000	100,165
Royal Bank of Canada
1.200%, due 04/27/26 (d)	60,000	59,875
Scentre Group Trust 1
3.625%, due 01/28/26 (d)(f)	87,000	95,161
The Bank of Nova Scotia
2.700%, due 08/03/26 (d)	87,000	92,737
The Goldman Sachs Group, Inc.
2.908%, due 06/05/23 (3 Month U.S. LIBOR + 1.053%) (d)(g)	75,000	76,615
0.855%, due 02/12/26 (SOFR Rate + 0.609%) (d)(g)	60,000	59,549
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (d)(g)	118,000	123,414
XLIT Ltd.
4.450%, due 03/31/25 (d)	46,000	51,575
		2,503,979
Industrial - 0.2%
3M Co.
2.000%, due 02/14/25 (d)	48,000	49,975
Amphenol Corp.
2.800%, due 02/15/30 (d)	51,000	53,854
Carrier Global Corp.
2.722%, due 02/15/30 (d)	103,000	106,656
Caterpillar Financial Services Corp.
2.850%, due 05/17/24 (d)	50,000	53,240
General Electric Co.
3.450%, due 05/01/27 (d)	52,000	57,191
Raytheon Technologies Corp.
3.200%, due 03/15/24 (d)	48,000	51,026
The Boeing Co.
4.875%, due 05/01/25 (d)	47,000	52,661
		424,603
Technology - 0.2%
Apple, Inc.
1.200%, due 02/08/28 (d)	60,000	59,109
Broadcom, Inc.
4.150%, due 11/15/30 (d)	124,000	138,968
Microsoft Corp.
2.400%, due 08/08/26 (d)	101,000	107,638
Oracle Corp.
2.950%, due 04/01/30 (d)	109,000	114,526
		420,241
Utilities - 0.2%
Alabama Power Co.
1.450%, due 09/15/30 (d)	20,000	19,053
Ameren Illinois Co.
3.800%, due 05/15/28 (d)	50,000	56,516
Duke Energy Corp.
3.150%, due 08/15/27 (d)	94,000	101,451
Entergy Corp.
0.900%, due 09/15/25 (d)	20,000	19,719
FirstEnergy Corp.
4.400%, due 07/15/27 (d)	76,000	82,611
NextEra Energy Capital Holdings, Inc.
3.150%, due 04/01/24 (d)	38,000	40,328
Sierra Pacific Power Co.
2.600%, due 05/01/26 (d)	67,000	70,985
Southwestern Electric Power Co.
1.650%, due 03/15/26 (d)	60,000	60,696
The AES Corp.
1.375%, due 01/15/26 (d)(f)	47,000	46,478
		497,837
Total Corporate Bonds (Cost $6,190,666)		6,144,532

AFFILIATED REGISTERED INVESTMENT COMPANIES - 4.4%	Shares
Voya Emerging Markets Hard Currency Debt Fund - Class P	138,170	1,347,158
Voya High Yield Bond Fund - Class P	170,588	1,383,470
Voya Investment Grade Credit Fund - Class P	147,861	1,679,702
Voya Securitized Credit Fund - Class P	559,577	5,495,049
Total Affiliated Registered Investment Companies (Cost $9,715,125)		9,905,379

Total Investments at Value - 93.7% (Cost $170,334,635)		211,614,659
Other Assets in Excess of Liabilities - 6.3%		14,193,031
Net Assets - 100.0%		$225,807,690

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

LIBOR London Interbank Offered Rate

SOFR Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2021. The total market value of securities on loan at June 30, 2021 was $1,106,637.
(d)	Level 2 security.
(e)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2021.
(f)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of June 30, 2021, the value of these investments was $9,360,161 or 4.1% of total net assets.
(g)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2021.
(h)	Represents less than 0.1%.

WILSHIRE MUTUAL FUNDS, INC.
SMALL COMPANY GROWTH PORTFOLIO	June 30, 2021 (Unaudited)
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 98.3% (a)
Communication Services - 2.0%
AMC Networks, Inc. - Class A (b)	1,273	$85,036
Bandwidth, Inc. - Class A (b)	315	43,445
Cardlytics, Inc. (b)	2,650	336,365
Cargurus, Inc. (b)	145	3,804
Cinemark Holdings, Inc. (b)	2,285	50,156
Cogent Communications Holdings, Inc.	395	30,372
Eventbrite, Inc. - Class A (b)	395	7,505
EverQuote, Inc. - Class A (b)	1,290	42,157
Gray Television, Inc.	395	9,243
Magnite, Inc. (b)	2,080	70,387
Meredith Corp. (b)	655	28,453
National CineMedia, Inc.	1,590	8,061
Ooma, Inc. (b)	1,510	28,479
Sinclair Broadcast Group, Inc. - Class A	760	25,247
TechTarget, Inc. (b)	510	39,520
WideOpenWest, Inc. (b)	1,230	25,473
		833,703
Consumer Discretionary - 16.2%
1-800-Flowers.com, Inc. - Class A (b)	1,615	51,470
Abercrombie & Fitch Co. - Class A (b)	1,110	51,537
Academy Sports & Outdoors, Inc. (b)	792	32,662
Asbury Automotive Group, Inc. (b)	195	33,417
Big Lots, Inc.	152	10,034
BJ's Restaurants, Inc. (b)	205	10,074
Bloomin' Brands, Inc. (b)	2,860	77,620
Boot Barn Holdings, Inc. (b)	4,940	415,207
Brinker International, Inc. (b)	7,515	464,803
Caesars Entertainment, Inc. (b)	665	68,994
Camping World Holdings, Inc. - Class A	1,685	69,068
Cavco Industries, Inc. (b)	222	49,326
Century Casinos, Inc. (b)	1,800	24,174
Crocs, Inc. (b)	610	71,077
Dave & Buster's Entertainment, Inc. (b)	890	36,134
Deckers Outdoor Corp. (b)	196	75,278
Dorman Products, Inc. (b)	263	27,265
Drive Shack, Inc. (b)	6,460	21,383
Everi Holdings, Inc. (b)	1,980	49,381
Fox Factory Holding Corp. (b)	170	26,462
Funko, Inc. - Class A (b)(c)	390	8,299
Gentherm, Inc. (b)	580	41,209
Green Brick Partners, Inc. (b)	11,696	265,967
GrowGeneration Corp. (b)	1,020	49,062
Guess?, Inc.	1,130	29,832
Hamilton Beach Brands Holding Co. - Class A	540	12,026
Haverty Furniture Cos., Inc.	541	23,133
Helen of Troy Ltd. (b)	50	11,406
Hibbett, Inc. (b)	680	60,948
International Game Technology PLC (b)	2,248	53,862
iRobot Corp. (b)	610	56,968
KB Home	170	6,922
Legacy Housing Corp. (b)	460	7,779
LGI Homes, Inc. (b)	392	63,480
Liquidity Services, Inc. (b)	740	18,833
Lithia Motors, Inc.	20	6,873
Malibu Boats, Inc. - Class A (b)	705	51,698
Meritage Homes Corp. (b)	180	16,934
Modine Manufacturing Co. (b)	1,180	19,576
Murphy USA, Inc.	550	73,354
National Vision Holdings, Inc. (b)	1,291	66,009
Nautilus, Inc. (b)	1,690	28,476
Noodles & Co. (b)	206	2,571
Overstock.com, Inc. (b)	400	36,880
Papa John's International, Inc.	260	27,154
Party City Holdco, Inc. (b)	2,770	25,844
Penn National Gaming, Inc. (b)	910	69,606
Perdoceo Education Corp. (b)	2,910	35,706
PlayAGS, Inc. (b)	5,941	58,816
Porch Group, Inc. (b)	500	9,670
Purple Innovation, Inc. (b)	205	5,414
RCI Hospitality Holdings, Inc.	130	8,606
Red Rock Resorts, Inc. - Class A (b)	371	15,767
Rent-A-Center, Inc.	2,357	125,086
Revolve Group, Inc. (b)	130	8,957
RH (b)	47	31,913
Sally Beauty Holdings, Inc. (b)	2,830	62,458
Scientific Games Corp. (b)	754	58,390
Shake Shack, Inc. - Class A (b)	390	41,738
Shutterstock, Inc.	1,435	140,874
Signet Jewelers Ltd. (b)	790	63,824
Skyline Champion Corp. (b)	15,291	815,010
Sleep Number Corp. (b)	379	41,671
Sonos, Inc. (b)	2,162	76,167
Stamps.com, Inc. (b)	458	91,733
Standard Motor Products, Inc.	893	38,712
Stitch Fix, Inc. - Class A (b)	115	6,934
Sturm Ruger & Co., Inc.	1,394	125,432
Superior Group of Cos., Inc.	465	11,118
Taylor Morrison Home Corp. (b)	1,024	27,054
Tenneco, Inc. - Class A (b)	2,070	39,992
Texas Roadhouse, Inc.	5,159	496,296
The Cheesecake Factory, Inc. (b)	170	9,211
The Children's Place, Inc. (b)	1,030	95,852
The Lovesac Co.(b)	445	35,507
TopBuild Corp. (b)	2,792	552,202
Universal Electronics, Inc. (b)	316	15,326
Vivint Smart Home, Inc. (b)	2,280	30,096
Waitr Holdings, Inc. (b)(c)	6,820	12,140
Wingstop, Inc.	420	66,205
Winmark Corp.	409	78,561
Winnebago Industries, Inc.	995	67,620
WW International, Inc. (b)	1,165	42,103
XPEL, Inc. (b)	325	27,258
YETI Holdings, Inc. (b)	5,005	459,559
		6,729,045
Consumer Staples - 4.0%
Celsius Holdings, Inc. (b)	195	14,838
Coca-Cola Consolidated, Inc.	10	4,021
elf Beauty, Inc. (b)	24,399	662,189
Grocery Outlet Holding Corp. (b)	13,475	467,043
Inter Parfums, Inc.	170	12,240
J & J Snack Foods Corp.	45	7,848
John B Sanfilippo & Son, Inc.	350	31,000
Lifevantage Corp. (b)	3,250	23,887
Medifast, Inc.	216	61,124
National Beverage Corp.	660	31,172
Performance Food Group Co. (b)	450	21,820
Sanderson Farms, Inc.	150	28,196
Turning Point Brands, Inc.	905	41,422
USANA Health Sciences, Inc. (b)	1,230	125,989
Vector Group Ltd.	3,540	50,056
Veru, Inc. (b)	2,900	23,403
WD-40 Co.	282	72,274
		1,678,522
Energy - 1.5%
Brigham Minerals, Inc. - Class A	15,601	332,145
Centennial Resource Development, Inc. - Class A (b)	2,860	19,391
Dorian LPG Ltd. (b)	1,110	15,673
Kosmos Energy Ltd. (b)	16,680	57,713
Laredo Petroleum, Inc. (b)	730	67,737
Magnolia Oil & Gas Corp. - Class A (b)	2,160	33,761
Southwestern Energy Co. (b)	7,820	44,339
TETRA Technologies, Inc. (b)	9,440	40,969
		611,728
Financials - 6.5%
Artisan Partners Asset Management, Inc. - Class A	2,095	106,468
Atlanticus Holdings Corp. (b)	696	27,631
Banc of California, Inc.	22,870	401,140
Cadence BanCorp	23,934	499,742
Cohen & Steers, Inc.	2,300	188,807
Cowen, Inc. - Class A	1,290	52,954
Curo Group Holdings Corp.	343	5,831
Customers Bancorp, Inc. (b)	490	19,105
Eastern Bankshares, Inc.	1,220	25,095
eHealth, Inc. (b)	270	15,768
Esquire Financial Holdings, Inc. (b)	470	11,139
First Financial Bankshares, Inc.	325	15,967
Focus Financial Partners, Inc. - Class A (b)	125	6,063
GAMCO Investors, Inc. - Class A	740	18,574
Glacier Bancorp, Inc.	810	44,615
Hanmi Financial Corp.	210	4,002
Home BancShares, Inc.	19,110	471,635
Kinsale Capital Group, Inc.	40	6,591
LendingTree, Inc. (b)	1,380	292,394
Moelis & Co. - Class A	1,010	57,459
NMI Holdings, Inc. - Class A (b)	585	13,151
Piper Sandler Cos.	140	18,138
PJT Partners, Inc. - Class A	1,500	107,070
PROG Holdings, Inc.	1,460	70,270
Pzena Investment Management, Inc. - Class A	760	8,368
Selectquote, Inc. (b)	1,240	23,882
Silvercrest Asset Management Group, Inc. - Class A	1,170	17,597
Silvergate Capital Corp. - Class A (b)	340	38,529
StepStone Group, Inc. - Class A	4,120	141,728
		2,709,713
Health Care - 29.0%
1Life Healthcare, Inc. (b)	1,815	60,004
Abeona Therapeutics, Inc. (b)	5,660	8,830
AdaptHealth Corp. (b)	1,190	32,618
Addus HomeCare Corp. (b)	180	15,703
ADMA Biologics, Inc. (b)	3,270	5,232
Adverum Biotechnologies, Inc. (b)	795	2,782
Aerie Pharmaceuticals, Inc. (b)	505	8,085
Affimed NV (b)	3,165	26,903
Agenus, Inc. (b)	5,300	29,097
Albireo Pharma, Inc. (b)	935	32,893
Allakos, Inc. (b)	200	17,074
Allogene Therapeutics, Inc. (b)	1,855	48,378
Alphatec Holdings, Inc. (b)	775	11,873
Amedisys, Inc. (b)	132	32,331
AMN Healthcare Services, Inc. (b)	470	45,581
Amneal Pharmaceuticals, Inc. (b)	6,740	34,509
Apellis Pharmaceuticals, Inc. (b)	155	9,796
Arcus Biosciences, Inc. (b)	405	11,121
Arcutis Biotherapeutics, Inc. (b)	630	17,193
Arrowhead Pharmaceuticals, Inc. (b)	842	69,734
Arvinas, Inc. (b)	545	41,965
Atara Biotherapeutics, Inc. (b)	3,045	47,350
Atea Pharmaceuticals, Inc. (b)(c)	330	7,088
Avid Bioservices, Inc. (b)	20,675	530,314
Beam Therapeutics, Inc. (b)	595	76,582
BioDelivery Sciences International, Inc. (b)	13,630	48,795
Biohaven Pharmaceutical Holding Co. Ltd. (b)	75	7,281
BioLife Solutions, Inc. (b)	8,385	373,216
Blueprint Medicines Corp. (b)	978	86,025
Bridgebio Pharma, Inc. (b)	755	46,025
CareDx, Inc. (b)	320	29,286
Castle Biosciences, Inc. (b)	277	20,312
Chemed Corp.	144	68,328
ClearPoint Neuro, Inc. (b)	640	12,218
Collegium Pharmaceutical, Inc. (b)	1,690	39,952
Community Health Systems, Inc. (b)	1,072	16,552
CONMED Corp.	3,785	520,173
Constellation Pharmaceuticals, Inc. (b)	420	14,196
Corcept Therapeutics, Inc. (b)	295	6,490
CorVel Corp. (b)	114	15,310
Cross Country Healthcare, Inc. (b)	910	15,024
CryoLife, Inc. (b)	815	23,146
CryoPort, Inc. (b)	1,015	64,046
Curis, Inc. (b)	1,060	8,554
Cutera, Inc. (b)	275	13,483
CytomX Therapeutics, Inc. (b)	539	3,412
Denali Therapeutics, Inc. (b)	2,112	165,665
DermTech, Inc. (b)	205	8,522
Dicerna Pharmaceuticals, Inc. (b)	374	13,958
Dynavax Technologies Corp. (b)	1,020	10,047
Eagle Pharmaceuticals, Inc. (b)	115	4,922
Eargo, Inc. (b)	1,180	47,094
Editas Medicine, Inc. (b)	936	53,015
Emergent BioSolutions, Inc. (b)	555	34,959
Esperion Therapeutics, Inc. (b)(c)	416	8,798
Fate Therapeutics, Inc. (b)	775	67,262
Fulgent Genetics, Inc. (b)(c)	465	42,887
G1 Therapeutics, Inc. (b)	719	15,775
Generation Bio Co. (b)	240	6,456
Globus Medical, Inc. - Class A (b)	265	20,545
Halozyme Therapeutics, Inc. (b)	3,089	140,271
Hanger, Inc. (b)	687	17,367
HealthEquity, Inc. (b)	190	15,291
HealthStream, Inc. (b)	125	3,492
Heska Corp. (b)	2,527	580,528
IGM Biosciences, Inc. (b)	380	31,616
ImmunoGen, Inc. (b)	5,252	34,611
Inari Medical, Inc. (b)	1,029	95,985
InfuSystem Holdings, Inc. (b)	845	17,568
Innoviva, Inc. (b)	4,385	58,803
Inovalon Holdings, Inc. - Class A (b)	1,075	36,636
Insmed, Inc. (b)	356	10,132
Inspire Medical Systems, Inc. (b)	432	83,488
Integer Holdings Corp. (b)	260	24,492
Intellia Therapeutics, Inc. (b)	565	91,479
Intercept Pharmaceuticals, Inc. (b)	1,029	20,549
Intersect ENT, Inc. (b)	109	1,863
Invitae Corp. (b)(c)	990	33,393
iRhythm Technologies, Inc. (b)	458	30,388
Ironwood Pharmaceuticals, Inc. (b)	3,786	48,726
Karuna Therapeutics, Inc. (b)	120	13,679
Kiniksa Pharmaceuticals Ltd. - Class A (b)	1,152	16,047
Kodiak Sciences, Inc. (b)	490	45,570
Kura Oncology, Inc. (b)	135	2,815
LeMaitre Vascular, Inc.	5,672	346,105
LHC Group, Inc. (b)	2,406	481,826
Ligand Pharmaceuticals, Inc. (b)	70	9,183
MacroGenics, Inc. (b)	675	18,131
Marinus Pharmaceuticals, Inc. (b)	1,615	28,973
Medpace Holdings, Inc. (b)	4,888	863,367
MEI Pharma, Inc. (b)	2,850	8,122
Meridian Bioscience, Inc. (b)	2,845	63,102
Merit Medical Systems, Inc. (b)	170	10,992
Mesa Laboratories, Inc.	1,800	488,106
Minerva Neurosciences, Inc. (b)	5,360	12,435
ModivCare, Inc. (b)	170	28,912
Morphic Holding, Inc. (b)	395	22,669
Neogen Corp. (b)	14,940	687,838
NeoGenomics, Inc. (b)	12,370	558,753
Nevro Corp. (b)	691	114,561
Nkarta, Inc. (b)	790	25,035
Novavax, Inc. (b)	85	18,046
Novocure Ltd. (b)	52	11,535
NuVasive, Inc. (b)	35	2,372
Omnicell, Inc. (b)	3,163	479,036
Optinose, Inc. (b)	2,150	6,686
Pacific Biosciences of California, Inc. (b)	1,650	57,701
Pacira BioSciences, Inc. (b)	260	15,777
Phreesia, Inc. (b)	7,301	447,551
Precision BioSciences, Inc. (b)	1,150	14,398
Progyny, Inc. (b)	885	52,215
Puma Biotechnology, Inc. (b)	1,620	14,872
Quanterix Corp. (b)	130	7,626
Quotient Ltd. (b)	1,785	6,497
Radius Health, Inc. (b)	1,420	25,901
Repligen Corp. (b)	4,682	934,621
Rocket Pharmaceuticals, Inc. (b)	455	20,152
Sangamo Therapeutics, Inc. (b)	3,228	38,639
Scholar Rock Holding Corp. (b)	150	4,335
Select Medical Holdings Corp.	2,763	116,764
Sesen Bio, Inc. (b)	4,370	20,189
Sharps Compliance Corp. (b)	1,421	14,636
Shockwave Medical, Inc. (b)	450	85,379
Sientra, Inc. (b)	1,950	15,522
Simulations Plus, Inc.	9,501	521,700
SpringWorks Therapeutics, Inc. (b)	130	10,713
STAAR Surgical Co. (b)	330	50,325
Stereotaxis, Inc. (b)	3,890	37,500
STERIS PLC	138	28,469
Stoke Therapeutics, Inc. (b)	470	15,820
Syros Pharmaceuticals, Inc. (b)	7,010	38,205
Teladoc Health, Inc. (b)	34	5,654
Tenet Healthcare Corp. (b)	41	2,747
TG Therapeutics, Inc. (b)	735	28,511
The Ensign Group, Inc.	385	33,368
The Pennant Group, Inc. (b)	392	16,033
Tivity Health, Inc. (b)	502	13,208
Translate Bio, Inc. (b)	1,825	50,261
Triple-S Management Corp. (b)	440	9,799
Turning Point Therapeutics, Inc. (b)	691	53,912
Twist Bioscience Corp. (b)	260	34,645
Ultragenyx Pharmaceutical, Inc. (b)	424	40,428
US Physical Therapy, Inc.	515	59,673
Veracyte, Inc. (b)	320	12,794
Verastem, Inc. (b)	4,190	17,053
Vericel Corp. (b)	177	9,293
Viemed Healthcare, Inc. (b)	2,205	15,766
Vir Biotechnology, Inc. (b)(c)	645	30,496
Vocera Communications, Inc. (b)	1,365	54,395
Xencor, Inc. (b)	1,999	68,946
Y-mAbs Therapeutics, Inc. (b)	306	10,343
		12,058,171
Industrials - 10.5%
Aerojet Rocketdyne Holdings, Inc.	1,255	60,604
AeroVironment, Inc. (b)	622	62,293
Allegiant Travel Co. (b)	90	17,460
Allied Motion Technologies, Inc.	90	3,108
Atkore, Inc. (b)	2,109	149,739
Atlas Air Worldwide Holdings, Inc. (b)	290	19,752
Barrett Business Services, Inc.	115	8,350
Bloom Energy Corp. - Class A (b)	1,120	30,094
Boise Cascade Co.	225	13,129
Brady Corp. - Class A	905	50,716
Builders FirstSource, Inc. (b)	425	18,130
CAI International, Inc.	436	24,416
Chart Industries, Inc. (b)	1,766	258,401
Cimpress PLC (b)	430	46,616
Comfort Systems USA, Inc.	369	29,074
Cornerstone Building Brands, Inc. (b)	2,940	53,449
EMCOR Group, Inc.	1,090	134,277
Evoqua Water Technologies Corp. (b)	1,250	42,225
Exponent, Inc.	201	17,931
Franklin Electric Co., Inc.	1,525	122,945
FuelCell Energy, Inc. (b)(c)	6,530	58,117
Graftech International Ltd.	740	8,599
HC2 Holdings, Inc. (b)	3,854	15,339
Healthcare Services Group, Inc.	1,790	56,510
Hydrofarm Holdings Group, Inc. (b)	300	17,733
Infrastructure and Energy Alternatives, Inc. (b)	1,830	23,534
John Bean Technologies Corp.	740	105,539
Kratos Defense & Security Solutions, Inc. (b)	12,988	370,028
Masonite International Corp. (b)	110	12,297
MasTec, Inc. (b)	25	2,652
Mastech Digital, Inc. (b)	195	2,915
Mercury Systems, Inc. (b)	5,409	358,509
Meritor, Inc. (b)	880	20,610
MRC Global, Inc. (b)	305	2,867
Mueller Industries, Inc.	1,433	62,063
PAE, Inc. (b)	3,330	29,637
Plug Power, Inc. (b)	1,590	54,362
Proto Labs, Inc. (b)	288	26,438
RBC Bearings, Inc. (b)	341	68,002
Rexnord Corp.	1,020	51,041
Saia, Inc. (b)	3,250	680,842
Science Applications International Corp.	23	2,018
Simpson Manufacturing Co., Inc.	1,095	120,932
SiteOne Landscape Supply, Inc. (b)	2,268	383,882
Sunrun, Inc. (b)	81	4,518
Tetra Tech, Inc.	125	15,255
The Brink's Co.	55	4,226
The ExOne Co.(b)	390	8,440
TPI Composites, Inc. (b)	4,645	224,911
TriNet Group, Inc. (b)	1,037	75,162
UFP Industries, Inc.	2,175	161,690
Upwork, Inc. (b)	1,428	83,238
Vectrus, Inc. (b)	100	4,759
Vicor Corp. (b)	190	20,091
Watts Water Technologies, Inc. - Class A	60	8,755
Welbilt, Inc. (b)	175	4,051
Werner Enterprises, Inc.	400	17,808
WillScot Mobile Mini Holdings Corp. (b)	930	25,919
		4,355,998
Information Technology - 26.4%
3D Systems Corp. (b)	3,300	131,901
8x8, Inc. (b)	9,614	266,885
A10 Networks, Inc. (b)	5,835	65,702
ACI Worldwide, Inc. (b)	1,980	73,537
Advanced Energy Industries, Inc.	535	60,300
Alarm.com Holdings, Inc. (b)	340	28,798
Alpha & Omega Semiconductor Ltd. (b)	500	15,195
Ambarella, Inc. (b)	535	57,047
Appfolio, Inc. - Class A (b)	2,004	282,965
Appian Corp. (b)(c)	580	79,895
Asana, Inc. - Class A (b)(c)	260	16,128
Avaya Holdings Corp. (b)	2,480	66,712
Axcelis Technologies, Inc. (b)	1,415	57,194
Badger Meter, Inc.	670	65,740
Blackbaud, Inc. (b)	460	35,222
Blackline, Inc. (b)	257	28,596
Box, Inc. - Class A (b)	4,050	103,478
Brightcove, Inc. (b)	895	12,843
Brooks Automation, Inc.	811	77,272
Cass Information Systems, Inc.	608	24,776
Cerence, Inc. (b)	4,386	468,030
Cohu, Inc. (b)	445	16,372
CommVault Systems, Inc. (b)	1,597	124,838
Cornerstone OnDemand, Inc. (b)	2,010	103,676
CyberOptics Corp. (b)	604	24,740
Diebold Nixdorf, Inc. (b)	1,730	22,213
Digital Turbine, Inc. (b)	1,596	121,344
Domo, Inc. - Class B (b)	350	28,290
Endava PLC - ADR (b)	4,946	560,777
Enphase Energy, Inc. (b)	20	3,673
Everbridge, Inc. (b)	170	23,134
Evo Payments, Inc. - Class A (b)	27,198	754,473
ExlService Holdings, Inc. (b)	523	55,574
Extreme Networks, Inc. (b)	2,290	25,556
FormFactor, Inc. (b)	2,050	74,743
II-VI, Inc. (b)	1,469	106,635
International Money Express, Inc. (b)	740	10,989
J2 Global, Inc. (b)	1,195	164,372
Kulicke & Soffa Industries, Inc.	620	37,944
Lattice Semiconductor Corp. (b)	1,725	96,911
LivePerson, Inc. (b)	575	36,363
MACOM Technology Solutions Holdings, Inc. (b)	1,929	123,610
Maximus, Inc.	5,555	488,673
MicroStrategy, Inc. - Class A (b)(c)	90	59,805
Mimecast Ltd. (b)	12,585	667,634
nLight, Inc. (b)	7,296	264,699
ON24, Inc. (b)	1,460	51,801
Onto Innovation, Inc. (b)	190	13,878
OSI Systems, Inc. (b)	960	97,574
Pegasystems, Inc.	6,189	861,447
Power Integrations, Inc.	935	76,726
Q2 Holdings, Inc. (b)	180	18,464
Qualys, Inc. (b)	2,056	207,019
Rackspace Technology, Inc. (b)	1,090	21,375
Repay Holdings Corp. (b)	15,247	366,538
Rimini Street, Inc. (b)	6,555	40,379
Rogers Corp. (b)	85	17,068
Sailpoint Technologies Holdings, Inc. (b)	665	33,962
Sapiens International Corp. NV	250	6,567
Semtech Corp. (b)	2,715	186,792
Silicon Laboratories, Inc. (b)	2,447	375,003
SMART Global Holdings, Inc. (b)	1,085	51,733
SPS Commerce, Inc. (b)	897	89,565
Synaptics, Inc. (b)	958	149,046
TTEC Holdings, Inc.	308	31,752
Ultra Clean Holdings, Inc. (b)	1,720	92,398
Varonis Systems, Inc. (b)	915	52,722
Verra Mobility Corp. (b)	3,730	57,330
Viavi Solutions, Inc. (b)	1,240	21,898
Vonage Holdings Corp. (b)	1,510	21,759
WNS Holdings Ltd. - ADR (b)	11,155	890,950
Workiva, Inc. (b)	10,236	1,139,574
Xperi Holding Corp.	310	6,894
		10,995,468
Materials - 1.9%
Amyris, Inc. (b)	1,140	18,662
Avient Corp.	332	16,321
Balchem Corp.	173	22,708
Ferroglobe Representation & Warranty Insurance Trust (b)(d)(e)	840	–
Forterra, Inc. (b)	2,379	55,930
Innospec, Inc.	760	68,864
Koppers Holdings, Inc. (b)	535	17,307
Louisiana-Pacific Corp.	625	37,681
Materion Corp.	229	17,255
Neenah, Inc.	79	3,964
Novagold Resources, Inc. (b)	5,670	45,417
Quaker Chemical Corp.	1,825	432,872
Ryerson Holding Corp. (b)	690	10,074
Tronox Holdings PLC - Class A	1,270	28,448
		775,503

Real Estate - 0.2%
EastGroup Properties, Inc.	272	44,730
eXp World Holdings, Inc. (b)	440	17,059
Redfin Corp. (b)	895	56,752
		118,541
Utilities - 0.1%
Genie Energy Ltd. - Class B	1,170	7,394
Ormat Technologies, Inc.	170	11,820
South Jersey Industries, Inc.	890	23,078
Spark Energy, Inc. - Class A	2,870	32,517
		74,809
Total Common Stocks (Cost $25,509,340)		40,941,201

	Par Value
CORPORATE BONDS - 0.0% (f)
Financials - 0.0% (f)
GAMCO Investors, Inc.
4.000%, due 06/15/23 (g)	$1,480	1,480
Total Corporate Bonds (Cost $1,480)		1,480

Total Investments at Value - 98.3% (Cost $25,510,820)		40,942,681
Other Assets in Excess of Liabilities - 1.7%		694,654
Net Assets - 100.0%		$41,637,335

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2021. The total market value of securities on loan at June 30, 2021 was $352,694 (Note 7).
(d)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of June 30, 2021, representing 0.0% of net assets.
(e)	Illiquid security. The total value of such securities is $0 as of June 30, 2021, representing 0.0% of net assets.
(f)	Represents less than 0.1%.
(g)	Level 2 security.

WILSHIRE MUTUAL FUNDS, INC.
SMALL COMPANY VALUE PORTFOLIO	June 30, 2021 (Unaudited)
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 98.7% (a)

Communication Services - 2.4%
Advantage Solutions, Inc. (b)	660	$7,122
AMC Networks, Inc. (b)	1,170	78,156
AUDACY, Inc. (b)	2,040	8,792
Cinemark Holdings, Inc. (b)	1,530	33,584
Consolidated Communications Holdings, Inc. (b)	2,790	24,524
Emerald Holding, Inc. (b)	9,300	50,127
Entravision Communications Corp. - Class A	5,490	36,673
Gannett Co, Inc. (b)	8,162	44,809
Gray Television, Inc.	330	7,722
Hemisphere Media Group, Inc. (b)	1,365	16,107
iHeartMedia, Inc. (b) - Class A	870	23,429
Liberty Latin America Ltd. - Class A (b)	1,545	21,414
Liberty Latin America Ltd. - Class C (b)	4,135	58,304
Lions Gate Entertainment Corp. - Class B (b)	400	7,320
Live Nation Entertainment, Inc. (b)	2,344	205,311
Magnite, Inc. (b)	335	11,336
MDC Partners, Inc. Class A (b)	2,500	14,625
Meredith Corp. (b)	849	36,881
MSG Networks, Inc. Class A (b)	2,130	31,055
National CineMedia, Inc.	4,177	21,177
Ooma, Inc. (b)	870	16,408
Sinclair Broadcast Group, Inc. - Class A	2,445	81,223
TEGNA, Inc.	1,995	37,426
TrueCar, Inc. (b)	1,560	8,814
		882,339
Consumer Discretionary - 15.4%
2U, Inc. (b)	390	16,251
Abercrombie & Fitch Co. Class A (b)	450	20,893
Academy Sports & Outdoors, Inc. (b)	1,100	45,364
Adient PLC (b)	1,890	85,428
Adtalem Global Education, Inc. (b)	410	14,612
American Eagle Outfitters, Inc. (c)	1,930	72,433
American Public Education, Inc. (b)	1,440	40,810
Asbury Automotive Group, Inc. (b)	570	97,681
Beazer Homes USA, Inc. (b)	650	12,538
Bed Bath & Beyond, Inc. (b)	1,515	50,434
Big Lots, Inc.	679	44,821
Biglari Holdings, Inc. - Class B (b)	120	19,136
Brinker International, Inc. (b)	400	24,740
Caesars Entertainment, Inc. (b)	355	36,831
Carriage Services, Inc.	320	11,830
Carrols Restaurant Group, Inc. (b)	2,290	13,763
Carter's, Inc.	917	94,607
Casper Sleep, Inc. (b)	880	7,251
Century Casinos, Inc. (b)	670	8,998
Century Communities, Inc.	1,544	102,738
Chuy's Holdings, Inc. (b)	425	15,836
Citi Trends, Inc. (b)	505	43,935
Coursera, Inc. (b)	1,570	62,109
Culp, Inc.	800	13,040
Dana, Inc.	865	20,552
Del Taco Restaurants, Inc.	1,170	11,712
Dillard's, Inc. - Class A (c)	120	21,706
Dine Brands Global, Inc. (b)	150	13,388
El Pollo Loco Holdings, Inc. (b)	1,070	19,570
Ethan Allen Interiors, Inc.	1,900	52,440
Fiesta Restaurant Group, Inc. (b)	1,199	16,103
Foot Locker, Inc.	430	26,501
Fossil Group, Inc. (b)	1,870	26,704
Franchise Group, Inc.	600	21,162
Funko, Inc. - Class A (b)(c)	1,310	27,877
Genesco, Inc. (b)	800	50,944
G-III Apparel Group Ltd. (b)	800	26,288
Green Brick Partners, Inc. (b)	9,252	210,390
Group 1 Automotive, Inc.	790	122,000
Guess?, Inc.	815	21,516
H&R Block, Inc.	2,200	51,656
Hanesbrands, Inc.	9,802	183,003
Haverty Furniture Cos., Inc.	1,265	54,091
Hibbett, Inc. (b)	818	73,317
Hilton Grand Vacations, Inc. (b)	1,230	50,910
Hooker Furniture Corp.	1,000	34,640
International Game Technology Plc (b)	2,130	51,035
iRobot Corp. (b)	250	23,347
Jack in the Box, Inc.	320	35,661
Johnson Outdoors, Inc. - Class A	380	45,980
KB Home	1,720	70,038
Laureate Education, Inc. (b) - Class A	995	14,438
La-Z-Boy, Inc.	500	18,520
LGI Homes, Inc. (b)	210	34,007
Lifetime Brands, Inc.	830	12,425
Lumber Liquidators Holdings, Inc. (b)	175	3,692
M/I Homes, Inc. (b)	2,130	124,967
Macy's, Inc. (b)	8,100	153,576
MarineMax, Inc. (b)	500	24,370
Meritage Homes Corp. (b)	1,229	115,624
Modine Manufacturing Co. (b)	1,995	33,097
Motorcar Parts of America, Inc. (b)	1,600	35,904
Movado Group, Inc.	930	29,267
Murphy USA, Inc.	352	46,946
Nautilus, Inc. (b)	2,470	41,620
OneWater Marine, Inc. - Class A	1,000	42,030
Penske Automotive Group, Inc.	300	22,647
PetMed Express, Inc. (c)	400	12,740
PlayAGS, Inc. (b)	3,590	35,541
Red Rock Resorts, Inc. - Class A (b)	12,330	524,025
Rent-A-Center, Inc.	650	34,496
Rocky Brands, Inc.	280	15,568
Sally Beauty Holdings, Inc. (b)	3,043	67,159
Shoe Carnival, Inc.	190	13,602
Signet Jewelers Ltd. (b)	483	39,022
Sleep Number Corp. (b)	150	16,493
Sonic Automotive, Inc. - Class A	1,100	49,214
Sportsman's Warehouse Holdings, Inc. (b)	2,800	49,756
Stamps.com, Inc. (b)	80	16,023
Standard Motor Products, Inc.	861	37,324
Sturm Ruger & Co, Inc.	422	37,972
Superior Group of Cos, Inc.	495	11,835
Taylor Morrison Home Corp. (b)	3,780	99,868
Tenneco, Inc. - Class A (b)	3,000	57,960
The Aaron's Co., Inc.	647	20,698
The Buckle, Inc.	2,360	117,410
The Cato Corp. - Class A	2,800	47,236
The Cheesecake Factory, Inc. (b)	395	21,401
The Children's Place, Inc. (b)	350	32,571
The Goodyear Tire & Rubber Co. (b)	4,491	77,021
The ODP Corp. (b)	1,166	55,980
Tilly's, Inc. - Class A	4,295	68,634
Travel + Leisure Co.	620	36,859
Tri Pointe Homes, Inc. (b)	3,610	77,362
Unifi, Inc. (b)	1,690	41,168
Universal Electronics, Inc. (b)	294	14,259
Urban Outfitters, Inc. (b)	1,315	54,204
Vail Resorts, Inc. (b)	1,115	352,920
Vera Bradley, Inc. (b)	3,900	48,321
Vista Outdoor, Inc. (b)	1,277	59,100
Vivint Smart Home, Inc. (b)	2,620	34,584
Winnebago Industries, Inc.	170	11,553
Wolverine World Wide, Inc.	3,820	128,505
WW International, Inc. (b)	1,447	52,295
Zumiez, Inc. (b)	2,470	121,005
		5,663,424
Consumer Staples - 5.1%
B&G Foods, Inc. (c)	1,240	40,672
BellRing Brands, Inc. - Class A (b)	930	29,146
BJ's Wholesale Club Holdings, Inc. (b)	780	37,112
Cal-Maine Foods, Inc.	9,763	353,518
Central Garden & Pet Co. (b)	700	37,051
Darling Ingredients, Inc. (b)	755	50,963
Edgewell Personal Care Co.	225	9,878
Energizer Holdings, Inc.	300	12,894
Flowers Foods, Inc.	5,737	138,835
Hostess Brands, Inc. (b)	4,770	77,226
Ingles Markets, Inc. - Class A	710	41,372
Inter Parfums, Inc.	150	10,800
Lancaster Colony Corp.	676	130,813
Natural Grocers by Vitamin Cottage, Inc.	3,300	35,442
Nu Skin Enterprises, Inc. - Class A	440	24,926
Post Holdings, Inc. (b)	3,147	341,355
Primo Water Corporation (b)	625	10,456
Rite Aid Corp. (b)	2,100	34,230
Seaboard Corp.	49	189,568
Seneca Foods Corp. - Class A (b)	530	27,073
SpartanNash Co.	1,395	26,937
Sprouts Farmers Market, Inc. (b)	900	22,365
The Andersons, Inc.	793	24,210
The Duckhorn Portfolio, Inc. (b)(c)	1,270	28,016
The Simply Good Foods Co. (b)	220	8,032
United Natural Foods, Inc. (b)	605	22,373
USANA Health Sciences, Inc. (b)	400	40,972
Vector Group Ltd.	526	7,438
Village Super Market, Inc. - Class A	1,000	23,510
Weis Markets, Inc.	400	20,664
		1,857,847
Energy - 5.8%
Antero Resources Corp. (b)	1,510	22,695
Berry Corp.	4,700	31,584
Bonanza Creek Energy, Inc.	4,772	224,618
BP Midstream Partners LP	1,200	17,376
Cactus, Inc. - Class A	700	25,704
California Resources Corp. (b)	240	7,234
ChampionX Corp. (b)	3,692	94,700
Chesapeake Energy Corp.	1,230	63,862
Cimarex Energy Co.	1,966	142,437
CNX Resources Corp. (b)	3,005	41,048
CONSOL Energy, Inc. (b)	2,475	45,713
Core Laboratories	300	11,685
CVR Energy, Inc.	500	8,980
Delek US Holdings, Inc.	392	8,484
DHT Holdings, Inc.	5,300	34,397
Dril-Quip, Inc. (b)	800	27,064
Earthstone Energy, Inc. - Class A (b)	5,000	55,350
Equitrans Midstream Corp.	5,400	45,954
Frank's International (b)	12,000	36,360
Green Plains, Inc. (b)	400	13,448
Helix Energy Solutions Group, Inc. (b)	7,000	39,970
Hoegh LNG Partners LP	600	10,554
HollyFrontier Corp.	700	23,030
Kosmos Energy Ltd. (b)	10,300	35,638
Liberty Oilfield Services, Inc. - Class A (b)	2,700	38,232
Magnolia Oil & Gas Corp. - Class A (b)	905	14,145
Murphy Oil Corp.	2,400	55,872
NexTier Oilfield Solutions, Inc. (b)	11,100	52,836
Northern Oil and Gas, Inc.	2,600	54,002
Oasis Petroleum, Inc.	650	65,357
Oil States International, Inc. (b)	1,500	11,775
OVINTIV, Inc.	2,320	73,010
PBF Energy, Inc. - Class A (b)	680	10,404
PDC Energy, Inc.	2,687	123,038
Penn Virginia Corp. (b)	1,600	37,776
ProPetro Holding Corp. (b)	2,400	21,984
Range Resources Corp. (b)	5,275	88,409
Rattler Midstream LP	1,900	20,748
REX American Resources Corp. (b)	300	27,054
Scorpio Tankers, Inc.	1,110	24,476
Select Energy Services, Inc. - Class A (b)	4,000	24,160
SFL Corp Ltd. (b)	3,950	30,218
Shell Midstream Partners LP	1,900	28,063
Solaris Oilfield Infrastructure, Inc. - Class A	3,500	34,090
Southwestern Energy Co. (b)	7,512	42,593
TechnipFMC PLC (b)	1,300	11,765
Teekay Tankers Ltd. - Class A (b)	490	7,066
Transocean Ltd. (b)(c)	3,790	17,131
W&T Offshore, Inc. (b)	14,644	71,023
Whiting Petroleum Corp. (b)	1,386	75,606
World Fuel Services Corp.	600	19,038
		2,147,756
Financials - 29.7%
1st Source Corp.	600	27,876
AllianceBernstein Holding LP	600	27,936
Altabancorp	1,894	82,029
Amalgamated Financial Corp.	1,000	15,630
Ambac Financial Group, Inc. (b)	2,200	34,452
Amerant Bancorp, Inc. (b)	2,174	46,480
America First Multifamily Investors LP	2,600	17,524
American Equity Investment Life Holding Co.	2,220	71,750
AMERISAFE, Inc.	560	33,426
Apollo Commercial Real Estate Finance, Inc.	2,690	42,905
Argo Group International Holdings Ltd.	1,160	60,123
Arlington Asset Investment Corp. - Class A (b)	2,700	10,962
Artisan Partners Asset Management, Inc. - Class A	1,295	65,812
Associated Banc-Corp	3,278	67,133
Axis Capital Holdings Ltd.	950	46,560
BancFirst Corp.	1,455	90,836
Bank OZK	11,592	488,719
BankUnited, Inc.	3,198	136,523
Bar Harbor Bankshares	600	17,172
Berkshire Hills Bancorp, Inc.	2,950	80,859
Blackstone Mortgage Trust, Inc. - Class A	475	15,148
BOK Financial Corp.	3,036	262,918
Bridgewater Bancshares, Inc. (b)	1,000	16,150
Brighthouse Financial, Inc. (b)	800	36,432
Brightsphere Investment Group, Inc.	1,900	44,517
BrightSpire Capital, Inc.	6,620	62,228
Brookline Bancorp, Inc.	2,700	40,365
Bryn Mawr Bank Corp.	400	16,876
Cadence BanCorp	12,287	256,553
Camden National Corp.	300	14,328
Cannae Holdings, Inc. (b)	920	31,197
Cathay General Bancorp	5,407	212,820
Central Pacific Financial Corp.	1,000	26,060
CIT Group, Inc.	1,300	67,067
City Holding Co.	499	37,545
Civista Bancshares, Inc.	600	13,260
CNB Financial Corp.	600	13,692
CNO Financial Group, Inc.	1,900	44,878
Columbia Banking System, Inc.	1,170	45,115
Community Bank System, Inc.	610	46,146
Community Trust Bancorp, Inc.	700	28,266
ConnectOne Bancorp, Inc.	1,500	39,255
Cowen, Inc. - Class A	1,300	53,365
CrossFirst Bankshares, Inc. (b)	2,275	31,281
Customers Bancorp, Inc. (b)	1,300	50,687
CVB Financial Corp.	3,525	72,580
Diamond Hill Investment Group, Inc.	140	23,423
Dime Community Bancshares, Inc.	1,538	51,708
Dynex Capital, Inc.	1,810	33,775
Eagle Bancorp, Inc.	840	47,107
Eastern Bankshares, Inc.	2,815	57,905
Employers Holdings, Inc.	1,000	42,800
Encore Capital Group, Inc. (b)	835	39,571
Enova International, Inc. (b)	260	8,895
Enstar Group Ltd. (b)	1,516	362,203
Equity Bancshares, Inc. - Class A (b)	1,200	36,588
Essent Group Ltd.	540	24,273
Evercore, Inc. - Class A	200	28,154
FB Financial Corp.	1,143	42,657
Federal Agricultural Mortgage Corp. - Class C	400	39,560
Federated Hermes, Inc.	1,100	37,301
Financial Institutions, Inc.	800	24,000
First BanCorp/Puerto Rico	8,305	98,996
First Busey Corp.	900	22,194
First Business Financial Services, Inc.	400	10,828
First Community Bankshares, Inc.	2,328	69,491
First Financial Bancorp	1,700	40,171
First Financial Corp.	1,301	53,107
First Hawaiian, Inc.	1,900	53,846
First Internet Bancorp	700	21,686
First Interstate BancSystem, Inc. - Class A	2,114	88,429
First Merchants Corp.	735	30,627
First Midwest Bancorp Inc.	1,700	33,711
Flagstar Bancorp, Inc.	460	19,444
Flushing Financial Corp.	2,100	45,003
FNB Corp.	3,000	36,990
FS Bancorp, Inc.	200	14,254
Fulton Financial Corp.	5,010	79,058
Genworth Financial, Inc. - Class A (b)	5,730	22,347
Glacier Bancorp, Inc.	1,530	84,272
Global Indemnity Group LLC - Class A	700	18,445
Granite Point Mortgage Trust, Inc.	4,860	71,685
Great Ajax Corp.	1,913	24,831
Great Southern Bancorp, Inc.	700	37,730
Great Western Bancorp, Inc.	1,915	62,793
Greenhill & Co, Inc.	2,200	34,232
Hancock Whitney Corp.	3,196	142,030
Hanmi Financial Corp.	2,600	49,556
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	465	26,110
Heritage Insurance Holdings, Inc.	840	7,207
Hilltop Holdings, Inc.	700	25,480
Home BancShares, Inc.	4,110	101,435
HomeStreet, Inc.	900	36,666
HomeTrust Bancshares, Inc.	400	11,160
Hope Bancorp, Inc.	8,585	121,735
Horace Mann Educators Corp.	1,240	46,401
Horizon Bancorp, Inc.	1,320	23,008
Independent Bank Corp.	993	21,558
International Bancshares Corp.	3,310	142,131
Invesco Mortgage Capital, Inc.	6,392	24,929
Investors Bancorp, Inc.	5,931	84,576
James River Group Holdings Ltd.	700	26,264
Lakeland Bancorp, Inc.	2,200	38,456
Lazard Ltd. - Class A	1,100	49,775
Live Oak Bancshares, Inc.	3,585	211,515
Luther Burbank Corp.	1,900	22,534
Marlin Business Services Corp.	340	7,738
Mercantile Bank Corp.	1,623	49,015
Meridian Bancorp, Inc.	600	12,276
Meta Financial Group, Inc.	170	8,607
Metropolitan Bank Holding Corp. (b)	500	30,110
MFA Financial, Inc.	2,200	10,098
Midland States Bancorp, Inc.	1,500	39,405
MidWestOne Financial Group, Inc.	800	23,016
Mr. Cooper Group, Inc. (b)	6,166	203,848
National Bank Holdings Corp. - Class A	245	9,246
National Western Life Group, Inc. - Class A	599	134,410
Navient Corp.	2,000	38,660
NBT Bancorp, Inc.	1,018	36,617
New York Mortgage Trust, Inc.	4,260	19,042
NMI Holdings, Inc. - Class A (b)	375	8,430
Northfield Bancorp, Inc.	1,500	24,600
Northrim BanCorp, Inc.	970	41,467
OceanFirst Financial Corp.	1,700	35,428
Oppenheimer Holdings, Inc. - Class A	895	45,502
Orrstown Financial Services, Inc.	700	16,149
PacWest Bancorp	1,300	53,508
Peapack Gladstone Financial Corp.	1,200	37,284
PennyMac Mortgage Investment Trust	885	18,638
Peoples Bancorp, Inc.	2,190	64,868
Peoples Financial Services Corp. (b)	170	7,242
Popular, Inc.	690	51,785
PRA Group, Inc. (b)	1,385	53,281
Preferred Bank	600	37,962
Premier Financial Corp.	4,501	127,873
Primis Financial Corp. (b)	1,600	24,416
ProAssurance Corp.	12,499	284,352
PROG Holdings, Inc.	4,864	234,104
Prosperity Bancshares, Inc.	299	21,468
Provident Financial Services, Inc.	2,535	58,026
Pzena Investment Management, Inc. - Class A	4,566	50,272
Radian Group, Inc.	1,240	27,590
RBB Bancorp	800	19,376
Ready Capital Corp.	3,860	61,258
Redwood Trust, Inc.	825	9,958
Regional Management Corp.	295	13,729
Reinsurance Group of America, Inc.	814	92,796
Reliant Bancorp, Inc.	725	20,104
RenaissanceRe Holdings Ltd.	568	84,530
Republic Bancorp, Inc. - Class A	1,333	61,491
S&T Bancorp, Inc.	1,490	46,637
Sandy Spring Bancorp, Inc.	1,020	45,013
Selective Insurance Group, Inc.	405	32,866
Selectquote, Inc. (b)	1,685	32,453
Sierra Bancorp	500	12,725
Simmons First National Corp. - Class A	2,765	81,125
SiriusPoint Ltd. (b)	3,300	33,231
Slm Corp.	2,300	48,162
Southern Missouri Bancorp, Inc.	300	13,488
State Auto Financial Corp.	1,400	23,968
StepStone Group, Inc. - Class A	660	22,704
Sterling Bancorp.	19,192	475,770
Stewart Information Services Corp.	1,000	56,690
Stifel Financial Corp.	1,042	67,584
Stock Yards Bancorp, Inc.	1,285	65,394
Synovus Financial Corp.	1,000	43,880
Territorial Bancorp, Inc.	600	15,582
Texas Capital Bancshares, Inc. (b)	1,890	119,996
The First of Long Island Corp.	4,393	93,263
The Hanover Insurance Group, Inc.	360	48,830
Towne Bank	1,300	39,546
TPG RE Finance Trust, Inc.	3,458	46,510
TriCo Bancshares	300	12,774
TriState Capital Holdings, Inc. (b)	1,100	22,429
Triumph Bancorp, Inc. (b)	765	56,801
Trustco Bank Corp. (b)	940	32,317
Trustmark Corp.	2,914	89,751
Two Harbors Investment Corp.	1,570	11,869
UMB Financial Corp.	200	18,612
Umpqua Holdings Corp.	2,000	36,900
United Bankshares, Inc.	4,590	167,535
United Community Banks, Inc.	2,035	65,140
Univest Financial Corp.	3,334	87,918
Valley National Bancorp	3,015	40,491
Victory Capital Holdings, Inc. - Class A	1,400	45,206
Washington Federal, Inc.	2,450	77,861
Washington Trust Bancorp, Inc.	450	23,108
Waterstone Financial, Inc.	1,280	25,165
Webster Financial Corp.	930	49,606
Wintrust Financial Corp.	650	49,160
		10,917,687
Health Care - 4.4%
4D Molecular Therapeutics, Inc. Com. (b)	300	7,224
AdaptHealth Corp. (b)	960	26,313
Albireo Pharma, Inc. (b)	345	12,137
American Well Corp. - Class A (b)	8,040	101,143
Allogene Therapeutics, Inc. (b)	1,340	34,947
Allscripts Healthcare Solutions, Inc. (b)	855	15,826
Altimmune, Inc. (b)	880	8,668
Atara Biotherapeutics, Inc. (b)	1,560	24,258
Coherus Biosciences, Inc. (b)	1,430	19,777
Covetrus, Inc. (b)	345	9,315
Emergent BioSolutions, Inc. (b)	480	30,235
Hanger, Inc. (b)	4,433	112,066
Homology Medicines, Inc. (b)	980	7,125
Innoviva, Inc. (b)	630	8,448
Integer Holdings Corp. (b)	916	86,287
MacroGenics, Inc. (b)	432	11,604
MEDNAX, Inc. (b)	1,095	33,014
Meridian Bioscience, Inc. (b)	1,090	24,176
Natus Medical, Inc. (b)	5,957	154,763
Novavax, Inc. (b)	359	76,219
Patterson Cos, Inc.	2,035	61,844
Tenet Healthcare Corp. (b)	466	31,217
Tivity Health, Inc. (b)	315	8,288
AnaptysBio, Inc. (b)	1,770	45,896
Apria, Inc. (b)	600	16,800
Arcutis Biotherapeutics, Inc. (b)	1,720	46,939
Brookdale Senior Living, Inc. (b)	4,020	31,758
Catalyst Pharmaceuticals, Inc. (b)	5,460	31,395
Community Health Systems, Inc. (b)	2,790	43,078
CryoLife, Inc. (b)	790	22,436
Cullinan Oncology, Inc. (b)	310	7,982
Curis, Inc. (b)	2,840	22,919
Dynavax Technologies Corp. (b)	930	9,160
Forma Therapeutics Holdings, Inc. (b)	590	14,685
Generation Bio Co. (b)	360	9,684
ImmunoGen, Inc. (b)	2,810	18,518
Kiniksa Pharmaceuticals Ltd. - Class A (b)	2,780	38,725
National HealthCare Corp.	653	45,645
Nkarta, Inc. (b)	430	13,627
Oncternal Therapeutics, Inc. (b)	6,560	31,160
OraSure Technologies, Inc. (b)	4,470	45,326
Passage Bio, Inc. (b)	490	6,488
Sana Biotechnology, Inc. (b)	310	6,095
Selecta Biosciences, Inc. (b)	2,970	12,415
Spectrum Pharmaceuticals, Inc. (b)	4,790	17,962
Syros Pharmaceuticals, Inc. (b)	5,830	31,773
Taro Pharmaceutical Industries Ltd. (b)	660	47,494
Translate Bio, Inc. (b)	700	19,278
Triple-S Management Corp. - Class B (b)	958	21,335
Utah Medical Products, Inc.	190	16,158
Vanda Pharmaceuticals, Inc. (b)	1,400	30,114
		1,609,739
Industrials - 16.9%
AAR Corp. (b)	2,855	110,631
ABM Industries, Inc.	2,285	101,340
ACCO Brands Corp.	5,600	48,328
Acuity Brands, Inc.	140	26,184
Aerojet Rocketdyne Holdings, Inc.	478	23,083
Allegiant Travel Co. (b)	940	182,360
Allied Motion Technologies, Inc.	1,443	49,827
Apogee Enterprises, Inc.	600	24,438
Argan, Inc.	290	13,859
Armstrong Flooring, Inc. (b)	4,700	29,093
ASGN, Inc. (b)	465	45,072
Atkore International Group, Inc. (b)	200	14,200
Atlas Air Worldwide Holdings, Inc. (b)	380	25,882
AZZ, Inc.	950	49,191
Barnes Group, Inc.	372	19,065
Beacon Roofing Supply, Inc. (b)	395	21,034
BGSF, Inc.	1,000	12,340
Blue Bird Corp. (b)	1,500	37,290
Boise Cascade Co.	790	46,096
CBIZ, Inc. (b)	720	23,594
Chart Industries, Inc. (b)	160	23,411
Cimpress PLC (b)	615	66,672
CIRCOR International, Inc. (b)	435	14,181
Colfax Corp. (b)	8,512	389,935
Columbus McKinnon Corp.	300	14,472
Comfort Systems USA, Inc.	500	39,395
Concrete Pumping Holdings, Inc. (b)	10,166	86,106
Costamare, Inc.	710	8,385
Covanta Holding Corp.	1,015	17,874
Crane Co.	300	27,711
CSW Industrials, Inc.	88	10,424
Curtiss-Wright Corp.	290	34,440
Deluxe Corp.	1,115	53,264
Douglas Dynamics, Inc.	1,278	52,002
Ducommun, Inc. (b)	515	28,098
DXP Enterprises, Inc. (b)	2,155	71,761
EMCOR Group, Inc.	2,052	252,786
Encore Wire Corp.	700	53,053
EnerSys	520	50,820
Ennis, Inc.	1,800	38,736
EnPro Industries, Inc.	600	58,290
Flowserve Corp.	530	21,370
Fluor Corp. (b)	2,600	46,020
Forward Air Corp.	300	26,925
Franklin Electric Co., Inc.	820	66,108
FTI Consulting, Inc. (b)	200	27,322
GATX Corp.	290	25,656
GP Strategies Corp. (b)	1,100	17,292
Graftech International Ltd.	3,900	45,318
Graham Corp.	800	11,008
Great Lakes Dredge & Dock Corp. (b)	3,200	46,752
Griffon Corp.	600	15,378
H&E Equipment Services, Inc.	400	13,308
Hawaiian Holdings, Inc. (b)	495	12,063
Heidrick & Struggles International, Inc.	1,140	50,787
Herman Miller, Inc.	760	35,826
Hillenbrand, Inc.	1,120	49,370
Hyster-Yale Materials Handling, Inc.	1,072	78,235
Interface, Inc.	3,000	45,900
KBR, Inc.	1,300	49,595
Kelly Services, Inc. - Class A (b)	1,600	38,352
Kennametal, Inc.	700	25,144
Kforce, Inc.	300	18,879
Kimball International, Inc. - Class B	1,500	19,725
Kirby Corp. (b)	2,934	177,918
Knoll, Inc.	1,950	50,681
Korn Ferry	1,150	83,433
Masonite International Corp. (b)	440	49,188
MasTec, Inc. (b)	585	62,069
Matrix Service Co. (b)	2,300	24,150
Matson, Inc.	1,540	98,560
Maxar Technologies, Inc.	720	28,742
Meritor, Inc. (b)	1,930	45,201
Mesa Air Group, Inc. (b)	2,090	19,500
Miller Industries, Inc.	500	19,720
Moog, Inc. - Class A	400	33,624
MRC Global, Inc. (b)	4,835	45,449
Mueller Industries, Inc.	3,575	154,833
Mueller Water Products, Inc. - Class A	2,000	28,840
MYR Group, Inc. (b)	300	27,276
National Presto Industries, Inc.	430	43,709
Navistar International Corp. (b)	580	25,810
NOW, Inc. (b)	2,827	26,828
Powell Industries, Inc.	700	21,665
Preformed Line Products Co.	300	22,260
Primoris Services Corp.	1,765	51,944
Resideo Technologies, Inc. (b)	3,930	117,900
Resources Connection, Inc.	2,900	41,644
Rexnord Corp.	795	39,782
Rush Enterprises, Inc. - Class A	1,000	43,240
Schneider National, Inc. - Class A	600	13,062
Sensata Technologies Holding Plc (b)	905	52,463
SP Plus Corp. (b)	320	9,789
Spirit Airlines, Inc. (b)	2,260	68,794
SPX FLOW, Inc.	2,749	179,345
Steelcase, Inc. - Class A	3,100	46,841
Stericycle, Inc. (b)	2,176	155,693
Sterling Construction Co., Inc. (b)	1,000	24,130
Textainer Group Holdings Ltd. (b)	592	19,992
The Greenbrier Cos, Inc.	1,000	43,580
Thermon Group Holdings, Inc. (b)	2,900	49,416
TriMas Corp. (b)	3,019	91,566
Triton International Ltd.	1,934	101,226
TrueBlue, Inc. (b)	2,210	62,123
Tutor Perini Corp. (b)	2,500	34,625
UFP Industries, Inc.	810	60,215
Universal Logistics Holdings, Inc.	1,000	23,300
US Ecology, Inc. (b)	400	15,008
Valmont Industries, Inc.	200	47,210
Vectrus, Inc. (b)	1,420	67,578
Veritiv Corp. (b)	512	31,447
Wabash National Corp.	4,261	68,176
Watts Water Technologies, Inc. - Class A	255	37,207
WESCO International, Inc. (b)	3,620	372,208
WillScot Mobile Mini Holdings Corp. (b)	2,301	64,129
		6,204,145
Information Technology - 7.7%
3D Systems Corp. (b)	2,053	82,059
Ambarella, Inc. (b)	492	52,462
Amkor Technology, Inc.	2,045	48,405
Avaya Holdings Corp. (b)	1,285	34,567
Avnet, Inc.	1,200	48,096
Axcelis Technologies, Inc. (b)	235	9,499
Belden, Inc.	1,030	52,087
BM Technologies, Inc. (b)	446	5,548
Broadridge Financial Solutions, Inc.	287	46,359
Casa Systems, Inc. (b)	1,200	10,644
Cass Information Systems, Inc.	900	36,675
Cerence, Inc. (b)	430	45,885
Cohu, Inc. (b)	1,235	45,436
Comtech Telecommunications Corp.	2,140	51,703
Concentrix Corp. (b)	424	68,179
CSG Systems International, Inc.	300	14,154
Diebold Nixdorf, Inc. (b)	3,250	41,730
DigitalOcean Holdings, Inc. (b)	670	37,245
Diodes, Inc. (b)	700	55,839
Ebix, Inc.	800	27,120
ePlus, Inc. (b)	320	27,741
FormFactor, Inc. (b)	745	27,163
GTY Technology Holdings, Inc. (b)	1,180	8,390
II-VI, Inc. (b)	260	18,873
Insight Enterprises, Inc. (b)	560	56,006
Kimball Electronics, Inc. (b)	1,200	26,088
Lumentum Holdings, Inc. (b)	284	23,297
MACOM Technology Solutions Holdings, Inc. (b)	640	41,011
Methode Electronics, Inc.	1,130	55,607
NETGEAR, Inc. (b)	300	11,496
NVE Corp.	517	38,284
ON24, Inc. (b)	2,470	87,635
OSI Systems, Inc. (b)	665	67,591
PC Connection, Inc.	840	38,867
Photronics, Inc. (b)	4,100	54,161
Plexus Corp. (b)	100	9,141
Rackspace Technology, Inc. (b)	2,910	57,065
Rambus, Inc. (b)	5,885	139,533
Rogers Corp. (b)	319	64,055
Sanmina Corp. (b)	3,741	145,749
ScanSource, Inc. (b)	1,570	44,164
Semtech Corp. (b)	680	46,784
SMART Global Holdings, Inc. (b)	1,025	48,872
StarTek, Inc. (b)	9,480	67,592
Super Micro Computer, Inc. (b)	1,915	67,370
Sykes Enterprises, Inc. (b)	840	45,108
Synaptics, Inc. (b)	425	66,122
SYNNEX Corp.	424	51,626
Ultra Clean Holdings, Inc. (b)	1,004	53,935
Unisys Corp. (b)	369	9,339
Veeco Instruments, Inc. (b)	2,695	64,788
Vishay Intertechnology, Inc.	2,040	46,002
WNS Holdings Ltd. - ADR (b)	3,944	315,007
Xperi Holding Corp.	4,889	108,731
		2,846,885
Materials - 4.1%
American Vanguard Corp.	2,100	36,771
Arconic Corp. (b)	220	7,836
Ashland Global Holdings, Inc.	2,763	241,762
Avient Corp.	935	45,965
Cabot Corp.	730	41,559
Chase Corp.	918	94,196
Clearwater Paper Corp. (b)	325	9,415
Commercial Metals Co.	1,845	56,678
Domtar Corp. (b)	2,040	112,118
FutureFuel Corp.	1,200	11,520
Glatfelter Corp.	800	11,176
Greif, Inc. - Class A	720	43,596
Hawkins, Inc.	400	13,100
HB Fuller Co.	200	12,722
Innospec, Inc.	745	67,505
Kaiser Aluminum Corp.	420	51,866
Koppers Holdings, Inc. (b)	345	11,161
Materion Corp.	558	42,045
Mercer International, Inc.	2,300	29,325
PQ Group Holdings, Inc.	1,300	19,968
Ryerson Holding Corp. (b)	1,105	16,133
Schnitzer Steel Industries, Inc. - Class A	200	9,810
Summit Materials, Inc. - Class A (b)	1,481	51,613
Tredegar Corp.	2,510	34,563
Trinseo SA	800	47,872
UFP Technologies, Inc. (b)	1,356	77,862
W R Grace & Co.	2,539	175,496
Warrior Met Coal, Inc.	1,400	24,080
Westlake Chemical Partners LP	900	24,228
Worthington Industries, Inc.	1,105	67,604
		1,489,545
Real Estate - 4.4%
Acadia Realty Trust	2,640	57,974
Agree Realty Corp.	590	41,589
Alexander's, Inc.	130	34,833
CubeSmart	6,331	293,252
DiamondRock Hospitality Co. (b)	2,743	26,607
Diversified Healthcare Trust	6,587	27,534
Easterly Government Properties, Inc.	4,300	90,644
Empire State Realty Trust, Inc. - Class A	9,610	115,320
Equity Commonwealth	3,580	93,796
Essential Properties Realty Trust, Inc.	412	11,140
Healthcare Realty Trust, Inc.	3,580	108,116
iStar, Inc.	2,601	53,919
Jones Lang LaSalle, Inc. (b)	281	54,924
Lexington Realty Trust	1,955	23,362
National Health Investors, Inc.	616	41,303
Newmark Group, Inc. - Class A	4,435	53,264
Pebblebrook Hotel Trust	2,185	51,457
PS Business Parks, Inc.	110	16,289
Rayonier, Inc.	3,214	115,479
RE/MAX Holdings, Inc. - Class A	492	16,398
Realogy Holdings Corp. (b)	955	17,400
RPT Realty	865	11,228
Sabra Health Care REIT, Inc.	4,700	85,540
Seritage Growth Properties - Class A (b)	1,150	21,160
SITE Centers Corp. (c)	3,160	47,590
Summit Hotel Properties, Inc. (b)	885	8,257
Sunstone Hotel Investors, Inc. (b)	610	7,576
The Macerich Co.	610	11,133
The RMR Group, Inc. - Class A	1,160	44,822
Urban Edge Properties	1,390	26,549
		1,608,455
Utilities - 2.8%
ALLETE, Inc.	987	69,070
Artesian Resources Corp. - Class A	610	22,429
Avista Corp.	1,100	46,937
Black Hills Corp.	630	41,347
Brookfield Renewable Corp. - Class A	505	21,180
Hawaiian Electric Industries, Inc.	1,100	46,508
Northwest Natural Holding Co.	130	6,828
NorthWestern Corp.	800	48,176
ONE Gas, Inc.	362	26,832
Otter Tail Corp.	1,040	50,762
PNM Resources, Inc.	1,040	50,721
Portland General Electric Co.	1,680	77,414
South Jersey Industries, Inc.	8,036	208,374
Southwest Gas Holdings, Inc.	800	52,952
Spire, Inc.	1,020	73,715
Star Group LP	2,000	22,400
Suburban Propane Partners LP	3,100	47,554
UGI Corp.	2,814	130,316
		1,043,515
Total Common Stocks (Cost $26,921,770)		$36,271,337

Total Investments at Value - 98.7% (Cost $26,921,770)		36,271,337
Other Assets in Excess of Liabilities - 1.3%		472,508
Net Assets - 100.0%		$36,743,845

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

REIT Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2021. The total market value of securities on loan at June 30, 2021 was $268,165.

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE 5000 INDEX FUND	June 30, 2021 (Unaudited)
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 98.3% (a)
Communication Services - 10.2%
Activision Blizzard, Inc.	4,183	$399,226
Actua Corp. (b)(c)(d)	100	5
Alphabet, Inc. - Class C (d)	3,373	8,453,817
Altice USA, Inc. (d)	120	4,097
Ambassadors Group, Inc. (b)(c)(d)	400	–
AMC Networks, Inc. (d)	356	23,781
Angi, Inc. (d)	150	2,028
AT&T, Inc.	40,748	1,172,727
Boston Omaha Corp. (d)	720	22,831
Bumble, Inc. (d)	510	29,376
Cable One, Inc.	20	38,256
Cardlytics, Inc. (d)	230	29,194
Cars.com, Inc. (d)	445	6,377
Charter Communications, Inc. (d)	748	539,645
Cinemark Holdings, Inc. (d)	775	17,011
Cogent Communications Holdings, Inc.	340	26,143
Comcast Corp.	24,888	1,419,114
Consolidated Communications Holdings, Inc. (d)	501	4,404
Discovery, Inc. - Class A (d)(e)	798	24,483
DISH Network Corp. (d)	1,469	61,404
Electronic Arts, Inc.	1,650	237,320
Facebook, Inc. - Class A (d)	12,589	4,377,321
Fox Corp.	2,196	81,538
Gaia, Inc. (d)	600	6,594
Gannett Co, Inc. (d)	3,980	21,850
IAC/InterActive Corp. (d)	450	69,377
iHeartMedia, Inc. (d)	1,340	36,086
Iridium Communications, Inc. (d)	910	36,391
John Wiley & Sons, Inc.	200	12,036
Liberty Broadband Corp. (d)	861	144,794
Liberty Media Corp. - Liberty SiriusXM (d)	1,252	58,318
Liberty Media Corp-Liberty Braves (d)	360	10,159
Liberty Media Corp-Liberty Formula One (d)	1,070	45,614
Lions Gate Entertainment Corp. (d)	1,033	18,904
Live Nation Entertainment, Inc. (d)	857	75,065
Loral Space & Communications, Inc.	300	11,655
Lumen Technologies, Inc.	7,952	108,068
Madison Square Garden Entertainment Corp. (d)	93	7,809
Madison Square Garden Sports Corp. (d)	93	16,049
Magnite, Inc. (d)	700	23,688
Match Group, Inc. (d)	1,416	228,330
Meredith Corp. (d)	300	13,032
MSG Networks, Inc. (d)	581	8,471
Netflix, Inc. (d)	2,492	1,316,299
News Corp.	1,173	30,228
Nexstar Media Group, Inc. - Class A	189	27,949
Omnicom Group, Inc.	1,114	89,109
Pinterest, Inc. - Class A (d)	580	45,791
ROBLOX Corp. (d)	1,890	170,062
Roku, Inc. (d)	140	64,295
Scholastic Corp.	325	12,314
Shenandoah Telecommunications Co.	300	14,553
Sinclair Broadcast Group, Inc.	425	14,119
Sirius XM Holdings, Inc. (e)	8,669	56,695
Snap, Inc. (d)	6,230	424,512
Spok Holdings, Inc.	400	3,848
Take-Two Interactive Software, Inc. (d)	635	112,408
TechTarget, Inc. (d)	60	4,649
TEGNA, Inc.	215	4,033
Telephone and Data Systems, Inc.	700	15,862
The Interpublic Group Of Cos., Inc.	1,762	57,247
The Marcus Corp. (d)(e)	100	2,121
The New York Times Co.	620	27,001
The Walt Disney Co. (d)	9,206	1,618,139
T-Mobile Us, Inc. (d)	4,148	600,755
TripAdvisor, Inc. (d)	634	25,550
Twitter, Inc. (d)	4,320	297,259
United States Cellular Corp. (d)	300	10,893
Verizon Communications, Inc.	23,173	1,298,383
ViacomCBS, Inc. - Class B	3,094	139,849
Vimeo, Inc. (d)	730	35,770
Warner Music Group Corp.	1,000	36,040
World Wrestling Entertainment, Inc.	280	16,209
Yelp, Inc. (d)	566	22,617
Zillow Group, Inc. (d)	558	68,199
ZoomInfo Technologies, Inc. (d)	400	20,868
Zynga, Inc. (d)	5,350	56,871
		24,662,885
Consumer Discretionary - 12.1%
1-800-Flowers.com, Inc. - Class A (d)	300	9,561
2U, Inc. (d)	325	13,543
Abercrombie & Fitch Co. (d)	425	19,733
Adtalem Global Education, Inc. (d)	400	14,256
Advance Auto Parts, Inc.	371	76,107
Airbnb, Inc. (d)	380	58,193
Amazon.Com, Inc. (d)	2,598	8,937,536
American Axle & Manufacturing Holdings, Inc. (d)	2,130	22,046
American Eagle Outfitters, Inc. (e)	665	24,957
American Outdoor Brands, Inc. (d)	118	4,147
American Public Education, Inc. (d)	300	8,502
Aramark	1,065	39,671
Asbury Automotive Group, Inc. (d)	50	8,568
At Home Group, Inc. (d)	830	30,577
Autoliv, Inc.	648	63,348
AutoNation, Inc. (d)	195	18,488
Autozone, Inc. (d)	136	202,942
Beazer Homes USA, Inc. (d)	200	3,858
Bed Bath & Beyond, Inc. (d)	275	9,155
Best Buy Co, Inc.	1,395	160,397
Big Lots, Inc.	200	13,202
Bloomin' Brands, Inc. (d)	880	23,883
Booking Holdings, Inc. (d)	228	498,885
Borgwarner, Inc.	1,310	63,587
Boyd Gaming Corp. (d)	235	14,450
Bright Horizons Family Solutions, Inc. (d)	300	44,133
Brinker International, Inc. (d)	175	10,824
Brunswick Corp.	550	54,791
Burlington Stores, Inc. (d)	308	99,173
Caesars Entertainment, Inc. (d)	900	93,375
Caleres, Inc.	425	11,598
Callaway Golf Co.	650	21,924
Camping World Holdings, Inc. - Class A	660	27,053
CarMax, Inc. (d)	890	114,943
Carnival Corp. (d)	5,125	135,095
Carter's, Inc.	172	17,745
Carvana Co. (d)	80	24,146
Chegg, Inc. (d)	740	61,501
Chewy, Inc. (d)(e)	290	23,116
Chipotle Mexican Grill, Inc. (d)	147	227,900
Choice Hotels International, Inc.	200	23,772
Churchill Downs, Inc.	191	37,868
Columbia Sportswear Co.	340	33,442
Core-Mark Holding Co., Inc.	206	9,272
Cracker Barrel Old Country Store, Inc.	191	28,356
Crocs, Inc. (d)	250	29,130
Dana, Inc.	900	21,384
Darden Restaurants, Inc.	643	93,872
Dave & Buster's Entertainment, Inc. (d)	300	12,180
Deckers Outdoor Corp. (d)	145	55,690
Dick's Sporting Goods, Inc.	527	52,800
Dollar General Corp.	1,226	265,294
Dollar Tree, Inc. (d)	1,306	129,947
Domino's Pizza, Inc.	219	102,161
DoorDash, Inc. (d)	220	39,233
Dorman Products, Inc. (d)	200	20,734
DR Horton, Inc.	2,073	187,337
Ebay, Inc.	4,045	283,999
Etsy, Inc. (d)	630	129,679
Expedia Group, Inc. (d)	724	118,526
Fiesta Restaurant Group, Inc. (d)	300	4,029
Five Below, Inc. (d)	230	44,452
Floor & Decor Holdings, Inc. (d)	440	46,508
Foot Locker, Inc.	475	29,274
Ford Motor Co. (d)	22,740	337,916
Fossil Group, Inc. (d)	400	5,712
Fox Factory Holding Corp. (d)	290	45,141
frontdoor, Inc. (d)(e)	487	24,262
GameStop Corp. (d)(e)	150	32,121
General Motors Co. (d)	7,560	447,325
Gentex Corp.	845	27,961
Gentherm, Inc. (d)	75	5,329
Genuine Parts Co.	747	94,473
Golden Entertainment, Inc. (d)	100	4,480
Grand Canyon Education, Inc. (d)	200	17,994
Green Brick Partners, Inc. (d)	45	1,023
Group 1 Automotive, Inc.	43	6,640
H&R Block, Inc.	1,310	30,759
Hanesbrands, Inc.	1,575	29,405
Harley-Davidson, Inc.	650	29,783
Hasbro, Inc.	610	57,657
Helen of Troy Ltd. (d)	119	27,146
Hilton Grand Vacations, Inc. (d)	105	4,346
Hilton Worldwide Holdings, Inc. (d)	1,450	174,899
Hooker Furniture Corp.	200	6,928
Houghton Mifflin Harcourt Co. (d)	2,130	23,515
Hyatt Hotels Corp. (d)	300	23,292
Installed Building Products, Inc.	70	8,565
iRobot Corp. (d)	167	15,596
Just Eat Takeaway.com NV (d)	0	7
KB Home	375	15,270
Kohl's Corp.	1,075	59,243
Kontoor Brands, Inc.	339	19,123
L Brands, Inc.	1,484	106,937
Lands' End, Inc. (d)	278	11,412
Las Vegas Sands Corp. (d)	2,627	138,417
La-Z-Boy, Inc.	425	15,742
LCI Industries	154	20,239
Lear Corp.	350	61,348
Leggett & Platt, Inc.	420	21,760
Lennar Corp. - Class A	1,600	158,960
Lithia Motors, Inc. - Class A	134	46,048
LKQ Corp. (d)	1,540	75,799
Lowe'S Cos, Inc.	3,956	767,345
Lumber Liquidators Holdings, Inc. (d)(e)	241	5,085
Macy's, Inc. (d)	2,223	42,148
Marriott International, Inc. (d)	1,809	246,965
Marriott Vacations Worldwide Corp. (d)	244	38,869
Mattel, Inc. (d)	1,025	20,603
McDonald's Corp.	3,908	902,709
Meritage Homes Corp. (d)	200	18,816
Mgm Resorts International	2,670	113,875
Mohawk Industries, Inc. (d)	392	75,338
Motorcar Parts of America, Inc. (d)	300	6,732
Movado Group, Inc.	300	9,441
Murphy USA, Inc.	126	16,805
National Vision Holdings, Inc. (d)	540	27,610
Newell Brands, Inc.	2,575	70,735
Nike, Inc. - Class B	7,399	1,143,072
Nordstrom, Inc. (d)	670	24,502
Norwegian Cruise Line Holdings Ltd. (d)(e)	1,875	55,144
NVR, Inc. (d)	20	99,466
Ollie's Bargain Outlet Holdings, Inc. (d)	340	28,604
O'Reilly Automotive, Inc. (d)	420	237,808
Overstock.com, Inc. (d)	240	22,128
Oxford Industries, Inc.	50	4,942
Papa John's International, Inc.	173	18,068
Patrick Industries, Inc.	20	1,460
Peloton Interactive, Inc. (d)	320	39,686
Penn National Gaming, Inc. (d)	668	51,095
Penske Automotive Group, Inc.	350	26,422
Perdoceo Education Corp. (d)	500	6,135
Planet Fitness, Inc. (d)	440	33,110
Polaris, Inc.	340	46,566
Pool Corp.	183	83,935
PulteGroup, Inc.	1,425	77,762
PVH Corp. (d)	413	44,435
Qurate Retail, Inc.	2,919	38,210
Ralph Lauren Corp.	406	47,831
Regis Corp. (d)	200	1,872
Rent-A-Center, Inc.	110	5,838
RH (d)	46	31,234
Ross Stores, Inc.	1,835	227,540
Royal Caribbean Cruises Ltd. (d)	1,307	111,461
Sally Beauty Holdings, Inc. (d)	700	15,449
Scientific Games Corp. (d)	640	49,562
SeaWorld Entertainment, Inc. (d)	235	11,736
Service Corp International	820	43,944
Shake Shack, Inc. - Class A (d)	60	6,421
Shoe Carnival, Inc.	60	4,295
Shutterstock, Inc.	122	11,977
Signet Jewelers Ltd. (d)	410	33,124
Six Flags Entertainment Corp. (d)	590	25,535
Skechers USA, Inc. (d)	750	37,373
Skyline Champion Corp. (d)	50	2,665
Sleep Number Corp. (d)	90	9,896
Smith & Wesson Brands, Inc.	475	16,483
Sonos, Inc. (d)	390	13,740
Stamps.com, Inc. (d)	109	21,832
Starbucks Corp.	6,673	746,108
Steven Madden Ltd.	450	19,692
Strategic Education, Inc.	87	6,617
Stride, Inc. (d)	300	9,639
Tapestry, Inc. (d)	1,370	59,568
Target Corp.	2,771	669,862
Taylor Morrison Home Corp. (d)	900	23,778
Tempur Sealy International, Inc.	1,192	46,714
Terminix Global Holdings, Inc. (d)	525	25,048
Tesla, Inc. (d)	4,725	3,211,583
Texas Roadhouse, Inc.	475	45,695
The Aaron's Co., Inc.	200	6,398
The Buckle, Inc.	350	17,412
The Cato Corp.	300	5,061
The Cheesecake Factory, Inc. (d)	300	16,254
The Gap, Inc.	840	28,266
The Goodyear Tire & Rubber Co. (d)	2,210	37,901
The Home Depot, Inc.	6,094	1,943,316
The RealReal, Inc. (d)	1,030	20,353
The Tjx Cos, Inc.	6,816	459,535
The Wendy's Co.	1,105	25,879
TheChildren's Place, Inc. (d)	122	11,353
Thor Industries, Inc.	381	43,053
Toll Brothers, Inc.	300	17,343
TopBuild Corp. (d)	125	24,723
Tractor Supply Co	711	132,289
Travel + Leisure Co.	210	12,485
Ulta Beauty, Inc. (d)	349	120,674
Under Armour, Inc. (d)	2,425	51,289
Universal Electronics, Inc. (d)	200	9,700
Vail Resorts, Inc. (d)	200	63,304
Veoneer, Inc. (d)	648	14,936
VF Corp.	2,095	171,874
Vista Outdoor, Inc. (d)	400	18,512
Visteon Corp. (d)	101	12,215
Vroom, Inc. (d)	760	31,814
Wayfair, Inc. (d)	270	85,242
Whirlpool Corp.	274	59,737
Williams-Sonoma, Inc.	310	49,492
Wingstop, Inc.	220	34,679
Winnebago Industries, Inc.	175	11,893
Wolverine World Wide, Inc.	725	24,389
WW International, Inc. (d)	440	15,902
Wyndham Hotels & Resorts, Inc.	620	44,820
Wynn Resorts Ltd. (d)	561	68,610
YETI Holdings, Inc. (d)	310	28,464
Yum! Brands, Inc.	1,539	177,031
Zumiez, Inc. (d)	300	14,697
		29,289,054
Consumer Staples - 5.5%
Alico, Inc.	200	7,120
Altria Group, Inc.	9,861	470,172
Archer-Daniels-Midland Co.	2,856	173,074
B&G Foods, Inc. (e)	250	8,200
Beyond Meat, Inc. (d)(e)	390	61,421
BJ's Wholesale Club Holdings, Inc. (d)	880	41,870
Brown-Forman Corp.	1,555	116,532
Bunge Ltd.	420	32,823
Cal-Maine Foods, Inc.	18	652
Campbell Soup Co.	1,430	65,194
Casey's General Stores, Inc.	177	34,451
Celsius Holdings, Inc. (d)	320	24,349
Church & Dwight Co., Inc.	1,396	118,967
Colgate-Palmolive Co.	4,751	386,494
Conagra Brands, Inc.	2,541	92,442
Constellation Brands, Inc.	966	225,938
Costco Wholesale Corp.	2,451	969,787
Darling Ingredients, Inc. (d)	975	65,813
Edgewell Personal Care Co.	416	18,262
elf Beauty, Inc. (d)	300	8,142
Energizer Holdings, Inc.	152	6,533
Flowers Foods, Inc.	780	18,876
Fresh Del Monte Produce, Inc.	100	3,288
Freshpet, Inc. (d)	270	43,999
General Mills, Inc.	3,605	219,653
Grocery Outlet Holding Corp. (d)	160	5,546
Herbalife Nutrition Ltd. (d)	380	20,037
Hormel Foods Corp.	1,875	89,531
Ingles Markets, Inc.	150	8,741
Ingredion, Inc.	271	24,526
Kellogg Co.	1,643	105,694
Keurig Dr Pepper, Inc.	4,468	157,452
Kimberly-Clark Corp.	1,911	255,654
Lamb Weston Holdings, Inc.	667	53,800
Lancaster Colony Corp.	112	21,673
Mannatech, Inc.	70	1,932
McCormick & Co., Inc.	1,314	116,052
Medifast, Inc.	140	39,617
MGP Ingredients, Inc.	200	13,528
Molson Coors Beverage Co. (d)	673	36,133
Mondelez International, Inc.	7,141	445,884
Monster Beverage Corp. (d)	2,026	185,075
Nu Skin Enterprises, Inc.	325	18,411
PepsiCo, Inc.	7,539	1,117,054
Performance Food Group Co. (d)	600	29,094
Philip Morris International, Inc.	8,766	868,798
Pilgrim's Pride Corp. (d)	650	14,417
Post Holdings, Inc. (d)	438	47,510
PriceSmart, Inc.	115	10,466
Reynolds Consumer Products, Inc.	590	17,907
Rite Aid Corp. (d)	920	14,996
Sanderson Farms, Inc.	143	26,880
SpartanNash Co.	400	7,724
Spectrum Brands Holdings, Inc.	277	23,556
Sprouts Farmers Market, Inc. (d)	1,060	26,341
Sysco Corp.	2,800	217,700
The Andersons. Inc.	75	2,290
The Boston Beer Co., Inc. (d)	50	51,040
The Clorox Co.	760	136,732
The Coca-Cola Co.	23,900	1,293,229
The Estee Lauder Cos., Inc.	1,161	369,291
The Hain Celestial Group, Inc. (d)	600	24,072
The Hershey Co.	819	142,653
The J M Smucker Co.	712	92,254
The Kraft Heinz Co.	3,515	143,342
The Kroger Co.	4,625	177,184
The Procter & Gamble Co.	13,440	1,813,459
The Simply Good Foods Co. (d)	720	26,287
Tootsie Roll Industries, Inc.	27	916
TreeHouse Foods, Inc. (d)	385	17,140
Tyson Foods, Inc.	1,691	124,728
United Natural Foods, Inc. (d)	650	24,037
Us Foods Holding Corp. (d)	1,425	54,663
USANA Health Sciences, Inc. (d)	118	12,087
Vector Group Ltd.	938	13,263
Veru, Inc. (d)	2,880	23,241
Walgreens Boots Alliance, Inc.	4,199	220,909
Walmart, Inc.	8,719	1,229,553
WD-40 Co.	45	11,533
Weis Markets, Inc.	450	23,247
		13,262,931
Energy - 2.8%
Antero Midstream Corp.	3,310	34,391
Antero Resources Corp. (d)	2,370	35,621
APA Corp.	2,303	49,814
Arch Resources, Inc. (d)	163	9,288
Archrock, Inc.	2,670	23,790
Baker Hughes Co.	4,245	97,083
Bristow Group, Inc. (d)	100	2,561
Cabot Oil & Gas Corp.	1,465	25,579
California Resources Corp. (d)	720	21,701
Callon Petroleum Co. (d)	400	23,076
Centennial Resource Development, Inc. - Class A (d)	2,750	18,645
ChampionX Corp. (d)	730	18,724
Cheniere Energy, Inc. (d)	1,625	140,952
Chesapeake Energy Corp.	450	23,364
Chevron Corp.	10,736	1,124,489
Cimarex Energy Co.	596	43,180
Clean Energy Fuels Corp. (d)(e)	1,650	16,747
CNX Resources Corp. (d)	1,650	22,539
ConocoPhillips	7,521	458,029
CONSOL Energy, Inc. (d)	206	3,805
Continental Resources Inc/OK	830	31,565
Cross Timbers Royalty Trust	200	2,366
Delek US Holdings, Inc.	301	6,508
Denbury, Inc. (d)	290	22,266
Devon Energy Corp.	4,272	124,700
Diamondback Energy, Inc.	850	79,807
Dril-Quip, Inc. (d)	145	4,905
EOG Resources, Inc.	2,718	226,790
EQT Corp. (d)	1,339	29,806
Equitrans Midstream Corp.	3,771	32,091
Exxon Mobil Corp.	22,958	1,448,191
Geospace Technologies Corp. (d)	226	1,828
Gevo, Inc. (d)	3,390	24,645
Green Plains, Inc. (d)	300	10,086
Halliburton Co.	4,891	113,080
Helmerich & Payne, Inc.	550	17,947
Hess Corp.	1,604	140,061
HollyFrontier Corp.	1,158	38,098
Kinder Morgan, Inc.	11,670	212,744
Marathon Oil Corp.	3,400	46,308
Marathon Petroleum Corp.	3,591	216,968
Matador Resources Co.	700	25,207
Murphy Oil Corp.	1,025	23,862
New Fortress Energy, Inc.	840	31,819
NOV, Inc. (d)	2,661	40,767
Occidental Petroleum Corp.	5,891	184,212
ONEOK, Inc.	2,475	137,709
OVINTIV, Inc.	1,330	41,855
PBF Energy, Inc. (d)	1,595	24,404
PDC Energy, Inc.	560	25,642
Phillips 66	2,463	211,375
Pioneer Natural Resources Co.	1,108	180,072
Range Resources Corp. (d)	1,350	22,626
Renewable Energy Group, Inc. (d)	454	28,302
Schlumberger NV	7,546	241,547
SFL Corp Ltd.	575	4,399
SM Energy Co.	910	22,413
Southwestern Energy Co. (d)	5,040	28,577
Targa Resources Corp.	1,765	78,454
The Williams Cos., Inc.	6,580	174,699
Valero Energy Corp.	2,404	187,704
Whiting Petroleum Corp. (d)	440	24,002
		6,763,785
Financials - 11.8%
Affiliated Managers Group, Inc.	138	21,281
Aflac, Inc.	4,170	223,762
AGNC Investment Corp.	3,245	54,808
Alleghany Corp. (d)	17	11,340
Ally Financial, Inc.	2,195	109,399
American Equity Investment Life Holding Co.	605	19,554
American Express Co.	3,933	649,850
American Financial Group Inc/OH	226	28,187
American International Group, Inc.	4,530	215,628
American National Group, Inc.	181	26,888
Ameriprise Financial, Inc.	615	153,061
Ameris Bancorp	300	15,189
Annaly Capital Management, Inc.	7,739	68,722
Apollo Commercial Real Estate Finance, Inc.	560	8,932
Apollo Investment Corp.	3,815	52,075
Arbor Realty Trust, Inc.	2,031	36,192
Arch Capital Group Ltd. (d)	1,747	68,028
Ares Capital Corp.	8,795	172,294
Argo Group International Holdings Ltd.	542	28,092
Arlington Asset Investment Corp. - Class A (d)	5,920	24,035
ARMOUR Residential REIT, Inc.	80	914
Arthur J Gallagher & Co.	1,065	149,185
Artisan Partners Asset Management, Inc. - Class A	300	15,246
Ashford, Inc. (d)	6	136
Associated Banc-Corp	900	18,432
Assurant, Inc.	337	52,633
Atlantic Union Bankshares Corp.	275	9,960
Axis Capital Holdings Ltd.	475	23,280
Axos Financial, Inc. (d)	372	17,257
BancorpSouth Bank	675	19,123
Bank Of America Corp.	45,988	1,896,085
Bank Of Hawaii Corp.	303	25,519
Bank OZK	765	32,252
BankFinancial Corp.	700	8,008
BankUnited, Inc.	205	8,751
Banner Corp.	300	16,263
Barings BDC, Inc.	350	3,696
Berkshire Hathaway, Inc. (d)	12,496	3,472,888
Berkshire Hills Bancorp, Inc.	300	8,223
Blackrock, Inc.	862	754,224
Blackstone Mortgage Trust, Inc.	1,150	36,673
BOK Financial Corp.	296	25,634
Brighthouse Financial, Inc. (d)	378	17,214
Broadmark Realty Capital, Inc.	1,580	16,732
Brookline Bancorp, Inc.	500	7,475
Brown & Brown, Inc.	1,390	73,865
Camden National Corp.	150	7,164
Capital City Bank Group, Inc.	350	9,026
Capital One Financial Corp.	2,632	407,144
Capitol Federal Financial, Inc.	1,000	11,780
Cathay General Bancorp	463	18,224
Cboe Global Markets, Inc.	520	61,906
Central Pacific Financial Corp.	300	7,818
Chimera Investment Corp. (e)	1,455	21,912
Cincinnati Financial Corp.	675	78,718
CIT Group, Inc.	710	36,629
Citigroup, Inc.	11,435	809,026
Citizens Financial Group, Inc.	2,555	117,198
Cme Group, Inc.	1,658	352,623
CNO Financial Group, Inc.	1,100	25,982
Cohen & Steers, Inc.	370	30,373
Coinbase Global, Inc. (d)	170	43,061
Columbia Banking System, Inc.	276	10,643
Columbia Financial, Inc. (d)	1,220	21,008
Comerica, Inc.	603	43,018
Commerce Bancshares Inc/MO	834	62,183
Community Bank System, Inc.	200	15,130
Community Trust Bancorp, Inc.	110	4,442
Cowen, Inc. - Class A	540	22,167
Crawford & Co.	200	1,720
Credit Acceptance Corp. (d)(e)	52	23,614
CrossFirst Bankshares, Inc. (d)	1,990	27,362
Cullen/Frost Bankers, Inc.	82	9,184
CVB Financial Corp.	600	12,354
Dime Community Bancshares, Inc.	300	10,086
Discover Financial Services	1,735	205,233
Donnelley Financial Solutions, Inc. (d)	159	5,247
Eagle Bancorp, Inc.	300	16,824
East West Bancorp, Inc.	515	36,920
Eastern Bankshares, Inc.	2,240	46,077
eHealth, Inc. (d)	175	10,220
Employers Holdings, Inc.	75	3,210
Enstar Group Ltd. (d)	120	28,670
Enterprise Financial Services Corp.	50	2,319
Equitable Holdings, Inc.	2,350	71,557
Erie Indemnity Co.	174	33,643
Evercore, Inc.	240	33,785
Everest Re Group Ltd.	146	36,793
EZCORP, Inc. (d)	1,000	6,030
Factset Research Systems, Inc.	250	83,902
FedNat Holding Co.	200	830
Fidelity National Financial, Inc.	1,909	82,965
Fifth Third Bancorp	3,499	133,767
Financial Institutions, Inc.	200	6,000
First American Financial Corp.	527	32,858
First BanCorp	1,366	16,283
First Bancorp/Southern Pines	300	12,273
First Busey Corp.	325	8,014
First Citizens BancShares, Inc.	50	41,637
First Commonwealth Financial Corp.	800	11,256
First Community Bankshares, Inc.	425	12,686
First Financial Bankshares, Inc.	600	29,478
First Financial Corp.	100	4,082
First Hawaiian, Inc.	300	8,502
First Horizon Corp.	3,336	57,646
First Interstate BancSystem, Inc.	300	12,549
First Merchants Corp.	425	17,710
First Midwest Bancorp, Inc.	800	15,864
First Republic Bank	1,033	193,347
FirstCash, Inc.	221	16,893
FNB Corp.	2,460	30,332
Franklin Resources, Inc.	2,171	69,450
FS KKR Capital Corp.	2,870	61,734
Fulton Financial Corp.	1,250	19,725
Genworth Financial, Inc. - Class A (d)	5,830	22,737
Glacier Bancorp, Inc.	550	30,294
Globe Life, Inc.	566	53,911
Golub Capital BDC, Inc.	7,405	114,185
Great Ajax Corp.	1,990	25,830
Green Dot Corp. (d)	250	11,712
Greenhill & Co, Inc.	300	4,668
Hancock Whitney Corp.	500	22,220
Hanmi Financial Corp.	369	7,033
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	680	38,182
Heartland Financial USA, Inc.	300	14,097
Hercules Capital, Inc.	775	13,221
Heritage Commerce Corp.	50	556
Hilltop Holdings, Inc.	550	20,020
Home BancShares, Inc.	950	23,446
HomeStreet, Inc.	300	12,222
Hope Bancorp, Inc.	1,092	15,485
Horace Mann Educators Corp.	375	14,032
Houlihan Lokey, Inc.	320	26,173
Independent Bank Corp.	300	22,650
Independent Bank Group, Inc.	90	6,658
Interactive Brokers Group, Inc.	500	32,865
Intercontinental Exchange, Inc.	3,220	382,214
International Bancshares Corp.	400	17,176
INVesco Ltd.	2,285	61,078
Investors Bancorp, Inc.	1,325	18,895
Jefferies Financial Group, Inc.	1,352	46,238
JPMorgan Chase & Co.	16,972	2,639,825
Kearny Financial Corp.	828	9,895
Kemper Corp.	300	22,170
KeyCorp	6,236	128,773
Kinsale Capital Group, Inc.	100	16,477
KKR Real Estate Finance Trust, Inc.	980	21,197
Lakeland Financial Corp.	300	18,492
LendingTree, Inc. (d)	30	6,356
Lincoln National Corp.	1,480	93,003
Live Oak Bancshares, Inc.	370	21,830
Loews Corp.	205	11,203
LPL Financial Holdings, Inc.	410	55,342
M&T Bank Corp.	727	105,640
Main Street Capital Corp.	475	19,518
Markel Corp. (d)	50	59,336
MarketAxess Holdings, Inc.	250	115,898
Marsh & Mclennan Cos, Inc.	2,669	375,475
Mercury General Corp.	300	19,485
Meta Financial Group, Inc.	300	15,189
Metlife, Inc.	4,716	282,253
MFA Financial, Inc.	5,650	25,934
MGIC Investment Corp.	1,500	20,400
Moody's Corp.	998	361,645
Morgan Stanley	8,479	777,440
Morningstar, Inc.	207	53,222
Msci, Inc.	499	266,007
Nasdaq, Inc.	725	127,455
Navient Corp.	2,050	39,627
NBT Bancorp, Inc.	200	7,194
Nelnet, Inc.	25	1,881
New Mountain Finance Corp.	650	8,560
New Residential Investment Corp.	2,630	27,852
New York Community Bancorp, Inc.	3,062	33,743
NMI Holdings, Inc. - Class A (d)	620	13,938
Northern Trust Corp.	1,338	154,700
Northwest Bancshares, Inc.	875	11,935
OceanFirst Financial Corp.	100	2,084
OFG Bancorp	432	9,556
Oh Huntington Bancshares, Inc.	8,469	120,853
Old National Bancorp	950	16,730
Old Republic International Corp.	1,661	41,376
Old Second Bancorp, Inc.	400	4,960
OneMain Holdings, Inc.	760	45,532
Orchid Island Capital, Inc. (e)	3,770	19,566
Pacific Premier Bancorp, Inc.	300	12,687
PacWest Bancorp	817	33,628
Palomar Holdings, Inc. (d)	210	15,847
Park National Corp.	87	10,216
PennantPark Floating Rate Capital Ltd.	3,110	39,559
PennyMac Financial Services, Inc.	470	29,008
PennyMac Mortgage Investment Trust	450	9,477
Peoples Bancorp, Inc.	780	23,104
People's United Financial, Inc.	2,517	43,141
Pinnacle Financial Partners, Inc.	559	49,354
Popular, Inc.	282	21,164
PRA Group, Inc. (d)	300	11,541
Preferred Bank	200	12,654
Premier Financial Corp.	117	3,324
Primerica, Inc.	130	19,908
Principal Financial Group, Inc.	1,520	96,049
ProAssurance Corp.	230	5,233
PROG Holdings, Inc.	400	19,252
Prospect Capital Corp.	2,650	22,234
Prosperity Bancshares, Inc.	288	20,678
Provident Financial Services, Inc.	600	13,734
Prudential Financial, Inc.	2,491	255,253
Radian Group, Inc.	1,165	25,921
Raymond James Financial, Inc.	705	91,580
Ready Capital Corp.	1,750	27,773
Regions Financial Corp.	4,801	96,884
Reinsurance Group of America, Inc.	154	17,556
RenaissanceRe Holdings Ltd.	290	43,158
Renasant Corp.	400	16,000
Republic Bancorp, Inc.	315	14,531
RLI Corp.	195	20,395
S&P Global, Inc.	1,382	567,242
S&T Bancorp, Inc.	350	10,955
Sandy Spring Bancorp, Inc.	300	13,239
Seacoast Banking Corp of Florida	150	5,123
Sei INVestments Co.	605	37,492
Selective Insurance Group, Inc.	300	24,345
Selectquote, Inc. (d)	890	17,141
ServisFirst Bancshares, Inc.	400	27,192
Signature Bank	387	95,067
Silvergate Capital Corp. (d)	220	24,931
Simmons First National Corp.	438	12,851
Sixth Street Specialty Lending, Inc.	1,110	24,631
Slm Corp.	1,300	27,222
Solar Capital Ltd.	500	9,320
South State Corp.	290	23,710
Southside Bancshares, Inc.	340	12,998
Starwood Property Trust, Inc.	1,825	47,760
State Street Corp.	1,866	153,534
Sterling Bancorp.	405	10,040
Stewart Information Services Corp.	300	17,007
Stifel Financial Corp.	510	33,079
Stock Yards Bancorp, Inc.	300	15,267
StoneX Group, Inc. (d)	150	9,101
SVB Financial Group (d)	287	159,695
Synchrony Financial	2,665	129,306
Synovus Financial Corp.	847	37,166
T Rowe Price Group, Inc.	1,270	251,422
TCG BDC, Inc.	2,960	39,101
Texas Capital Bancshares, Inc. (d)	384	24,380
TFS Financial Corp.	525	10,658
The Allstate Corp.	1,825	238,053
The Bancorp, Inc. (d)	50	1,150
The Bank of New York Mellon Corp.	4,513	231,201
The Charles Schwab Corp.	9,840	716,450
The Goldman Sachs Group, Inc.	1,995	757,162
The Hanover Insurance Group, Inc.	300	40,692
The Hartford Financial Services Group, Inc.	2,175	134,785
The PNC Financial Services Group, Inc.	2,354	449,049
The Progressive Corp.	3,285	322,620
The Travelers Cos., Inc.	1,512	226,362
Tompkins Financial Corp.	105	8,144
Towne Bank	553	16,822
TPG RE Finance Trust, Inc.	2,660	35,777
Tradeweb Markets, Inc.	390	32,978
TriCo Bancshares	109	4,641
Truist Financial Corp.	7,913	439,172
Trupanion, Inc. (d)	270	31,077
TrustCo Bank Corp. (d)	242	8,306
Trustmark Corp.	425	13,090
UMB Financial Corp.	243	22,614
Umpqua Holdings Corp.	1,500	27,675
United Bankshares, Inc.	553	20,185
United Community Banks, Inc.	474	15,173
United Fire Group, Inc.	300	8,319
United Security Bancshares	406	3,317
Unum Group	1,407	39,959
US Bancorp	8,194	466,812
Valley National Bancorp	2,390	32,098
Virtus Investment Partners, Inc.	48	13,333
Voya Financial, Inc.	855	52,583
W R Berkley Corp.	380	28,283
Walker & Dunlop, Inc.	280	29,226
Washington Federal, Inc.	433	13,761
Washington Trust Bancorp, Inc.	100	5,135
Webster Financial Corp.	185	9,868
Wells Fargo & Co.	23,337	1,056,933
WesBanco, Inc.	350	12,471
Westamerica BanCorp	83	4,816
Western Alliance Bancorp	810	75,209
Western New England Bancorp, Inc.	200	1,630
White Mountains Insurance Group Ltd.	20	22,961
Wintrust Financial Corp.	425	32,143
World Acceptance Corp. (d)	100	16,024
WSFS Financial Corp.	465	21,664
Zions Bancorp NA	940	49,688
		28,583,365
Health Care - 13.0%
10X Genomics, Inc. (d)	140	27,415
1Life Healthcare, Inc. (d)	520	17,191
Abbott Laboratories	10,305	1,194,659
Abbvie, Inc.	10,105	1,138,227
Abiomed, Inc. (d)	250	78,027
Acadia Healthcare Co, Inc. (d)	395	24,786
ACADIA Pharmaceuticals, Inc. (d)	735	17,927
Acceleron Pharma, Inc. (d)	360	45,176
Accolade, Inc. (d)	570	30,957
Adaptive Biotechnologies Corp. (d)	350	14,301
Addus HomeCare Corp. (d)	70	6,107
Adverum Biotechnologies, Inc. (d)	710	2,485
Aerie Pharmaceuticals, Inc. (d)	350	5,603
Agilent Technologies, Inc.	1,756	259,554
Agios Pharmaceuticals, Inc. (d)	300	16,533
Albireo Pharma, Inc. (d)	640	22,515
Alector, Inc. (d)	560	11,665
Align Technology, Inc. (d)	414	252,954
Alkermes Plc (d)	1,000	24,520
Allakos, Inc. (d)	160	13,659
Allogene Therapeutics, Inc. (d)	500	13,040
Alnylam Pharmaceuticals, Inc. (d)	553	93,745
Altimmune, Inc. (d)	680	6,698
ALX Oncology Holdings, Inc. (d)	430	23,512
Amedisys, Inc. (d)	201	49,231
American Well Corp. (d)	1,730	21,763
AmerisourceBergen Corp.	704	80,601
Amgen, Inc.	3,170	772,687
Amicus Therapeutics, Inc. (d)	1,225	11,809
AMN Healthcare Services, Inc. (d)	250	24,245
Amneal Pharmaceuticals, Inc. (d)	650	3,328
Anika Therapeutics, Inc. (d)	100	4,329
Anthem, Inc.	1,340	511,612
Apellis Pharmaceuticals, Inc. (d)	430	27,176
Arcus Biosciences, Inc. (d)	670	18,398
Arena Pharmaceuticals, Inc. (d)	440	30,008
Arrowhead Pharmaceuticals, Inc. (d)	460	38,097
Arvinas, Inc. (d)	370	28,490
Atara Biotherapeutics, Inc. (d)	400	6,220
AtriCure, Inc. (d)	400	31,732
Avanos Medical, Inc. (d)	297	10,802
Avantor, Inc. (d)	2,790	99,073
Avid Bioservices, Inc. (d)	950	24,367
Avidity Biosciences, Inc. (d)	880	21,745
Avrobio, Inc. (d)	430	3,823
Axogen, Inc. (d)	500	10,805
Axonics, Inc. (d)	360	22,828
Axsome Therapeutics, Inc. (d)	220	14,841
Baxter International, Inc.	3,013	242,546
Beam Therapeutics, Inc. (d)	280	36,039
Becton Dickinson and Co.	1,674	407,100
Berkeley Lights, Inc. (d)	490	21,957
BioCryst Pharmaceuticals, Inc. (d)	1,160	18,340
Biogen, Inc. (d)	783	271,129
BioMarin Pharmaceutical, Inc. (d)	738	61,579
Bio-Rad Laboratories, Inc. (d)	99	63,785
Bio-Techne Corp.	232	104,460
Bluebird Bio, Inc. (d)	448	14,327
Blueprint Medicines Corp. (d)	320	28,147
Boston Scientific Corp. (d)	8,454	361,493
Bridgebio Pharma, Inc. (d)	590	35,966
Bristol-Myers Squibb Co.	12,821	856,699
Bruker Corp.	305	23,174
Cardinal Health, Inc.	1,718	98,081
Cardiovascular Systems, Inc. (d)	325	13,861
Carecloud, Inc. (d)	3,710	31,238
CareDx, Inc. (d)	240	21,965
Catalent, Inc. (d)	900	97,308
Catalyst Pharmaceuticals, Inc. (d)	4,010	23,058
Celldex Therapeutics, Inc. (d)	450	15,048
Centene Corp. (d)	3,068	223,749
Cerner Corp.	1,670	130,527
Certara, Inc. (d)	880	24,930
Cerus Corp. (d)	4,130	24,408
Change Healthcare, Inc. (d)	1,570	36,173
Charles River Laboratories International, Inc. (d)	346	127,992
Chemed Corp.	96	45,552
ChemoCentryx, Inc. (d)	430	5,758
Cigna Corp.	1,917	454,463
Clovis Oncology, Inc. (d)	300	1,740
Codexis, Inc. (d)	1,077	24,405
Coherus Biosciences, Inc. (d)	590	8,160
Community Health Systems, Inc. (d)	1,470	22,697
Computer Programs and Systems, Inc.	100	3,323
CONMED Corp.	110	15,117
Corcept Therapeutics, Inc. (d)	430	9,460
Covetrus, Inc. (d)	356	9,612
CryoPort, Inc. (d)	420	26,502
CVS Health Corp.	7,168	598,098
Cytokinetics, Inc. (d)(e)	760	15,040
Danaher Corp.	3,849	1,032,918
DaVita, Inc. (d)	523	62,985
Deciphera Pharmaceuticals, Inc. (d)	330	12,081
Denali Therapeutics, Inc. (d)	470	36,867
DENTSPLY SIRONA, Inc.	1,122	70,978
Dexcom, Inc. (d)	458	195,566
Dicerna Pharmaceuticals, Inc. (d)	350	13,062
Editas Medicine, Inc. (d)	320	18,125
Edwards Lifesciences Corp. (d)	3,609	373,784
Elanco Animal Health, Inc. (d)	2,190	75,971
Eli Lilly And Co.	4,792	1,099,860
Emergent BioSolutions, Inc. (d)	293	18,456
Encompass Health Corp.	650	50,719
Endo International PLC (d)	2,760	12,917
Envista Holdings Corp. (d)	1,110	47,963
Epizyme, Inc. (d)	830	6,897
Esperion Therapeutics, Inc. (d)(e)	330	6,979
Evolent Health, Inc. (d)	740	15,629
Exact Sciences Corp. (d)	865	107,528
Exelixis, Inc. (d)	1,985	36,167
Fate Therapeutics, Inc. (d)	590	51,206
FibroGen, Inc. (d)	750	19,972
Generation Bio Co. (d)	910	24,479
Gilead Sciences, Inc.	6,537	450,138
Glaukos Corp. (d)	280	23,752
Global Blood Therapeutics, Inc. (d)	370	12,957
Globus Medical, Inc. - Class A (d)	340	26,360
GoodRx Holdings, Inc. (d)	460	16,565
Guardant Health, Inc. (d)	570	70,788
Haemonetics Corp. (d)	250	16,660
Halozyme Therapeutics, Inc. (d)	830	37,690
Hanger, Inc. (d)	350	8,848
Hca Healthcare, Inc.	1,423	294,191
Health Catalyst, Inc. (d)	510	28,310
HealthEquity, Inc. (d)	430	34,606
Heat Biologics, Inc. (d)(e)	14,250	95,902
Henry Schein, Inc. (d)	890	66,029
Heron Therapeutics, Inc. (d)	1,230	19,090
Hill-Rom Holdings, Inc.	330	37,485
Hologic, Inc. (d)	1,317	87,870
Homology Medicines, Inc. (d)	340	2,472
Horizon Therapeutics PLC (d)	1,105	103,472
Humana, Inc.	678	300,164
ICU Medical, Inc. (d)	100	20,580
Idexx Laboratories, Inc. (d)	479	302,512
Illumina, Inc. (d)	712	336,926
Immunovant, Inc. (d)	530	5,602
Inari Medical, Inc. (d)	210	19,589
Incyte Corp. (d)	1,133	95,319
Innoviva, Inc. (d)	1,000	13,410
Insmed, Inc. (d)	760	21,630
Inspire Medical Systems, Inc. (d)	110	21,259
Insulet Corp. (d)	285	78,235
Integer Holdings Corp. (d)	300	28,260
Integra LifeSciences Holdings Corp. (d)	378	25,795
Intellia Therapeutics, Inc. (d)	290	46,954
Intercept Pharmaceuticals, Inc. (d)	137	2,736
Intuitive Surgical, Inc. (d)	625	574,775
Invitae Corp. (d)(e)	1,350	45,536
Ionis Pharmaceuticals, Inc. (d)	700	27,923
IQVIA Holdings, Inc. (d)	1,081	261,948
iRhythm Technologies, Inc. (d)	130	8,626
Ironwood Pharmaceuticals, Inc. (d)	1,000	12,870
Johnson & Johnson	14,565	2,399,438
Karuna Therapeutics, Inc. (d)	190	21,658
Kodiak Sciences, Inc. (d)	300	27,900
Krystal Biotech, Inc. (d)	310	21,080
Kura Oncology, Inc. (d)	650	13,553
Laboratory Corp. Of America Holdings (d)	580	159,993
Lannett Co, Inc. (d)	300	1,401
LHC Group, Inc. (d)	170	34,044
Ligand Pharmaceuticals, Inc. (d)	164	21,515
MacroGenics, Inc. (d)	740	19,876
Madrigal Pharmaceuticals, Inc. (d)	60	5,845
Magellan Health, Inc. (d)	100	9,420
Maravai LifeSciences Holdings, Inc. (d)	620	25,873
Masimo Corp. (d)	300	72,735
Mckesson Corp.	888	169,821
MEDNAX, Inc. (d)	600	18,090
Medpace Holdings, Inc. (d)	100	17,663
Merck & Co., Inc.	14,335	1,114,833
Meridian Bioscience, Inc. (d)	375	8,318
Merit Medical Systems, Inc. (d)	510	32,977
Mettler-Toledo International, Inc. (d)	120	166,241
Moderna, Inc. (d)	2,080	488,758
ModivCare, Inc. (d)	200	34,014
Molina Healthcare, Inc. (d)	300	75,918
Myriad Genetics, Inc. (d)	450	13,761
NanoString Technologies, Inc. (d)	300	19,437
Natera, Inc. (d)	550	62,442
Natus Medical, Inc. (d)	75	1,949
Nektar Therapeutics (d)	650	11,154
Neogen Corp. (d)	292	13,444
NeoGenomics, Inc. (d)	690	31,167
Neurocrine Biosciences, Inc. (d)	460	44,767
Nevro Corp. (d)	162	26,858
NextGen Healthcare, Inc. (d)	305	5,060
Novavax, Inc. (d)(e)	580	123,140
NuVasive, Inc. (d)	290	19,656
Oak Street Health, Inc. (d)	380	22,257
Ocugen, Inc. (d)	680	5,460
Ocular Therapeutix, Inc. (d)	970	13,755
Omnicell, Inc. (d)	195	29,533
Organon & Co. (d)	1,475	44,634
Owens & Minor, Inc.	620	26,245
Pacific Biosciences of California, Inc. (d)	1,120	39,166
Pacira BioSciences, Inc. (d)	425	25,789
Patterson Cos, Inc.	575	17,474
PDS Biotechnology Corp. (d)	5,160	64,758
Penumbra, Inc. (d)	196	53,716
PerkinElmer, Inc.	522	80,602
Pfizer, Inc.	32,532	1,273,953
Phreesia, Inc. (d)	360	22,068
PPD, Inc. (d)	940	43,325
Prestige Consumer Healthcare, Inc. (d)	350	18,235
Pro-Dex, Inc. (d)	10	306
Progyny, Inc. (d)	520	30,680
PTC Therapeutics, Inc. (d)	470	19,867
Puma Biotechnology, Inc. (d)	254	2,332
Quest Diagnostics, Inc.	837	110,459
Quidel Corp. (d)	180	23,062
R1 RCM, Inc. (d)	640	14,234
Reata Pharmaceuticals, Inc. (d)	130	18,399
Regeneron Pharmaceuticals, Inc. (d)	419	234,028
REGENXBIO, Inc. (d)	410	15,929
Relay Therapeutics, Inc. (d)	620	22,686
Repligen Corp. (d)	300	59,886
ResMed, Inc.	820	202,146
Revance Therapeutics, Inc. (d)	710	21,044
REVOLUTION Medicines, Inc. (d)	530	16,822
Rocket Pharmaceuticals, Inc. (d)	400	17,716
Royalty Pharma PLC - Class A	460	18,855
Sage Therapeutics, Inc. (d)	300	17,043
Sana Biotechnology, Inc. (d)	1,150	22,609
Sangamo Therapeutics, Inc. (d)	730	8,738
Sarepta Therapeutics, Inc. (d)	380	29,541
Schrodinger, Inc. (d)	380	28,732
Seagen, Inc. (d)	957	151,091
Shockwave Medical, Inc. (d)	150	28,460
Silk Road Medical, Inc. (d)	280	13,401
Simulations Plus, Inc.	150	8,237
Sotera Health Co. (d)	870	21,080
Spero Therapeutics, Inc. (d)	1,580	22,057
SpringWorks Therapeutics, Inc. (d)	280	23,075
STAAR Surgical Co. (d)	280	42,700
Stryker Corp.	2,016	523,616
Syneos Health, Inc. (d)	300	26,847
Tabula Rasa HealthCare, Inc. (d)	300	15,000
Tandem Diabetes Care, Inc. (d)	410	39,934
Teladoc Health, Inc. (d)	839	139,517
Teleflex, Inc.	260	104,465
Tenet Healthcare Corp. (d)	631	42,271
The Cooper Cos., Inc.	240	95,105
The Ensign Group, Inc.	300	26,001
The Pennant Group, Inc. (d)	150	6,135
Thermo Fisher Scientific, Inc.	2,231	1,125,473
Tivity Health, Inc. (d)	64	1,684
Tricida, Inc. (d)	540	2,333
Turning Point Therapeutics, Inc. (d)	310	24,186
Twist Bioscience Corp. (d)	260	34,645
Ultragenyx Pharmaceutical, Inc. (d)	207	19,737
United Therapeutics Corp. (d)	288	51,670
Unitedhealth Group, Inc.	5,376	2,152,765
Universal Health Services, Inc.	482	70,579
Varex Imaging Corp. (d)	282	7,563
Veeva Systems, Inc. (d)	565	175,687
Veracyte, Inc. (d)	440	17,591
Vericel Corp. (d)	230	12,075
Vertex Pharmaceuticals, Inc. (d)	1,399	282,080
Viatris, Inc.	6,317	90,270
Vir Biotechnology, Inc. (d)(e)	580	27,422
Waters Corp. (d)	384	132,714
West Pharmaceutical Services, Inc.	415	149,027
Xencor, Inc. (d)	550	18,970
Y-mAbs Therapeutics, Inc. (d)	370	12,506
Zimmer Biomet Holdings, Inc.	1,172	188,481
Zoetis, Inc.	2,665	496,649
Zogenix, Inc. (d)	410	7,085
		31,419,282
Industrials - 9.1%
3M Co	3,436	682,493
A O Smith Corp.	330	23,780
AAON, Inc.	165	10,327
AAR Corp. (d)	300	11,625
ABM Industries, Inc.	500	22,175
ACCO Brands Corp.	825	7,120
Acme United Corp.	300	13,368
Acuity Brands, Inc.	85	15,898
Advanced Drainage Systems, Inc.	270	31,474
AECOM (d)	497	31,470
Aerojet Rocketdyne Holdings, Inc.	400	19,316
AeroVironment, Inc. (d)	300	30,045
AGCO Corp.	400	52,152
Air Lease Corp.	600	25,044
Air Transport Services Group, Inc. (d)	670	15,564
Alaska Air Group, Inc. (d)	484	29,190
Albany International Corp. - Class A	100	8,926
Allegiant Travel Co. (d)	73	14,162
Allison Transmission Holdings, Inc.	625	24,837
Altra Industrial Motion Corp.	300	19,506
AMERCO	70	41,258
American Airlines Group, Inc. (d)	4,983	105,689
American Woodmark Corp. (d)	130	10,620
AMETEK, Inc.	1,337	178,489
Applied Industrial Technologies, Inc.	375	34,147
Armstrong World Industries, Inc.	200	21,452
ASGN, Inc. (d)	250	24,232
Astec Industries, Inc.	200	12,588
Atkore International Group, Inc. (d)	190	13,490
Atlas Air Worldwide Holdings, Inc. (d)	300	20,433
Avis Budget Group, Inc. (d)	382	29,754
Axon Enterprise, Inc. (d)	325	57,460
AZZ, Inc.	225	11,650
Beacon Roofing Supply, Inc. (d)(e)	500	26,625
Boise Cascade Co.	510	29,758
Booz Allen Hamilton Holding Corp.	760	64,737
Brady Corp. - Class A	145	8,126
BrightView Holdings, Inc. (d)	830	13,380
Builders FirstSource, Inc. (d)	1,453	61,985
BWX Technologies, Inc.	292	16,971
CACI International, Inc. (d)	179	45,666
Carlisle Cos, Inc.	293	56,074
Carrier Global Corp.	4,158	202,079
Casella Waste Systems, Inc. (d)	100	6,343
Caterpillar, Inc.	2,881	626,992
CH Robinson Worldwide, Inc.	740	69,316
Chart Industries, Inc. (d)	300	43,896
Cintas Corp.	521	199,022
CIRCOR International, Inc. (d)	184	5,998
Clean Harbors, Inc. (d)	400	37,256
Colfax Corp. (d)	585	26,799
Columbus McKinnon Corp/NY	350	16,884
Comfort Systems USA, Inc.	110	8,667
Copart, Inc. (d)	1,180	155,559
CoreCivic, Inc. (d)	799	8,366
CoStar Group, Inc. (d)	2,150	178,063
Covanta Holding Corp.	850	14,968
Covenant Logistics Group, Inc. (d)	100	2,068
Crane Co.	325	30,020
CSX Corp.	10,755	345,020
Cummins, Inc.	877	213,821
Curtiss-Wright Corp.	300	35,628
Deere & Co.	1,691	596,433
Delta Air Lines, Inc. (d)	3,390	146,651
Deluxe Corp.	200	9,554
Donaldson Co, Inc.	545	34,624
Dover Corp.	761	114,607
Dun & Bradstreet Holdings, Inc. (d)	770	16,455
DXP Enterprises Inc/TX (d)	100	3,330
Dycom Industries, Inc. (d)	11	820
Eaton Corp. PLC	2,111	312,808
EMCOR Group, Inc.	230	28,334
Emerson Electric Co.	3,358	323,174
Energy Recovery, Inc. (d)	500	11,390
Enerpac Tool Group Corp.	290	7,720
EnerSys	375	36,649
Ennis, Inc.	50	1,076
Equifax, Inc.	645	154,484
ESCO Technologies, Inc.	200	18,762
Evoqua Water Technologies Corp. (d)	900	30,402
Expeditors International Of Washington, Inc.	1,020	129,132
Exponent, Inc.	310	27,655
Fastenal Co.	3,150	163,800
Federal Signal Corp.	475	19,109
Fedex Corp.	1,357	404,834
Flowserve Corp.	815	32,861
Fluor Corp. (d)	1,086	19,222
Forrester Research, Inc. (d)	255	11,679
Fortive Corp.	1,525	106,353
Fortune Brands Home & Security, Inc.	640	63,750
Franklin Electric Co., Inc.	275	22,170
FTI Consulting, Inc. (d)	80	10,929
FuelCell Energy, Inc. (d)(e)	3,080	27,412
GATX Corp.	45	3,981
Generac Holdings, Inc. (d)	320	132,848
General Dynamics Corp.	1,510	284,273
General Electric Co.	46,416	624,759
Gibraltar Industries, Inc. (d)	300	22,893
Global Industrial Co.	10	367
Graco, Inc.	716	54,201
Graftech International Ltd.	1,920	22,310
Great Lakes Dredge & Dock Corp. (d)	1,500	21,915
Griffon Corp.	260	6,664
H&E Equipment Services, Inc.	325	10,813
Hawaiian Holdings, Inc. (d)	325	7,920
Healthcare Services Group, Inc.	375	11,839
HEICO Corp.	472	58,613
Herc Holdings, Inc. (d)	143	16,026
Herman Miller, Inc.	300	14,142
Hexcel Corp. (d)	320	19,968
Hillenbrand, Inc.	325	14,326
HNI Corp.	100	4,397
Honeywell International, Inc.	3,952	866,871
Howmet Aerospace, Inc. (d)	1,320	45,500
Hub Group, Inc. (d)	50	3,299
Hubbell, Inc.	318	59,415
Huntington Ingalls Industries, Inc.	249	52,477
Huron Consulting Group, Inc. (d)	200	9,830
Hydrofarm Holdings Group, Inc. (d)	420	24,826
Hyster-Yale Materials Handling, Inc.	118	8,612
IAA, Inc. (d)	975	53,176
IDEX Corp.	437	96,162
IES Holdings, Inc. (d)	60	3,082
Illinois Tool Works, Inc.	1,694	378,711
Ingersoll Rand, Inc. (d)	1,810	88,346
Insperity, Inc.	292	26,388
Insteel Industries, Inc.	300	9,645
Interface, Inc.	500	7,650
ITT, Inc.	280	25,645
Jacobs Engineering Group, Inc.	650	86,723
JB Hunt Transport Services, Inc.	560	91,252
JELD-WEN Holding, Inc. (d)	30	788
JetBlue Airways Corp. (d)	1,750	29,365
John Bean Technologies Corp.	151	21,536
Johnson Controls International PLC	4,890	335,601
Kansas City Southern	519	147,069
KAR Auction Services, Inc. (d)	975	17,111
KBR, Inc.	925	35,289
Kennametal, Inc.	475	17,062
Kforce, Inc.	150	9,439
Kirby Corp. (d)	300	18,192
Knight-Swift Transportation Holdings, Inc.	638	29,003
Knoll, Inc.	500	12,995
Korn Ferry	225	16,324
Kratos Defense & Security Solutions, Inc. (d)	1,020	29,060
L3Harris Technologies, Inc.	1,247	269,539
Landstar System, Inc.	140	22,123
Leidos Holdings, Inc.	931	94,124
Lennox International, Inc.	167	58,584
Lincoln Electric Holdings, Inc.	332	43,728
Lockheed Martin Corp.	1,574	595,523
Lyft, Inc. (d)	300	18,144
ManpowerGroup, Inc.	133	15,815
Masco Corp.	1,590	93,667
MasTec, Inc. (d)	180	19,098
Matson, Inc.	175	11,200
Matthews International Corp.	100	3,596
Maxar Technologies, Inc.	690	27,545
McGrath RentCorp	300	24,471
Mercury Systems, Inc. (d)	400	26,512
Meritor, Inc. (d)	550	12,881
Mesa Air Group, Inc. (d)	2,490	23,232
Moog, Inc.	300	25,218
MSA Safety, Inc.	228	37,752
MSC Industrial Direct Co., Inc.	245	21,984
Mueller Industries, Inc.	300	12,993
Mueller Water Products, Inc.	1,600	23,072
Navistar International Corp. (d)	625	27,812
Nordson Corp.	178	39,073
Norfolk Southern Corp.	1,344	356,711
Northrop Grumman Corp.	927	336,900
NOW, Inc. (d)	649	6,159
nVent Electric PLC	275	8,591
Old Dominion Freight Line, Inc.	620	157,356
Oshkosh Corp.	350	43,624
Otis Worldwide Corp.	2,434	199,028
Owens Corning	530	51,887
PACCAR, Inc.	1,915	170,914
Parker-Hannifin Corp.	747	229,411
Parsons Corp. (d)	720	28,339
Perma-Pipe International Holdings, Inc. (d)	300	1,998
Pitney Bowes, Inc.	2,630	23,065
Plug Power, Inc. (d)	3,270	111,801
Primoris Services Corp.	515	15,156
Proto Labs, Inc. (d)	130	11,934
Quanta Services, Inc.	1,050	95,098
Raven Industries, Inc.	175	10,124
Raytheon Technologies Corp.	8,633	736,481
RBC Bearings, Inc. (d)	145	28,916
Regal Beloit Corp.	100	13,351
Republic Services, Inc.	973	107,040
Resideo Technologies, Inc. (d)	758	22,740
Resources Connection, Inc.	200	2,872
Rexnord Corp.	315	15,763
Robert Half International, Inc.	610	54,272
Rockwell Automation, Inc.	640	183,053
Rollins, Inc.	1,380	47,196
Roper Technologies, Inc.	584	274,597
Rush Enterprises, Inc.	112	4,843
Ryder System, Inc.	405	30,104
Saia, Inc. (d)	110	23,044
Science Applications International Corp.	340	29,828
Shoals Technologies Group, Inc. (d)	700	24,850
Simpson Manufacturing Co., Inc.	100	11,044
SiteOne Landscape Supply, Inc. (d)	230	38,930
SkyWest, Inc. (d)	375	16,151
Snap-on, Inc.	362	80,882
Southwest Airlines Co. (d)	2,944	156,297
Spirit AeroSystems Holdings, Inc.	700	33,033
Spirit Airlines, Inc. (d)	1,030	31,353
SPX Corp. (d)	312	19,057
SPX FLOW, Inc.	312	20,355
Standex International Corp.	50	4,746
Stanley Black & Decker, Inc.	820	168,092
Steelcase, Inc.	875	13,221
Stericycle, Inc. (d)	575	41,141
Sunrun, Inc. (d)	1,120	62,474
Teledyne Technologies, Inc. (d)	280	117,272
Terex Corp.	255	12,143
Tetra Tech, Inc.	238	29,046
Textainer Group Holdings Ltd. (d)	700	23,639
Textron, Inc.	925	63,612
The Boeing Co. (d)	3,278	785,278
The Brink's Co.	450	34,578
The Gorman-Rupp Co.	182	6,268
The Greenbrier Cos., Inc.	200	8,716
The Manitowoc Co., Inc. (d)	268	6,566
The Middleby Corp. (d)	228	39,503
The Shyft Group, Inc.	75	2,806
The Timken Co.	375	30,221
The Toro Co.	398	43,732
TPI Composites, Inc. (d)	450	21,789
Transdigm Group, Inc. (d)	258	167,001
TransUnion	1,010	110,908
Trex Co., Inc. (d)	600	61,326
TriNet Group, Inc. (d)	200	14,496
Trinity Industries, Inc.	1,050	28,235
Triumph Group, Inc. (d)	196	4,067
TrueBlue, Inc. (d)	300	8,433
Tutor Perini Corp. (d)	200	2,770
Twin Disc, Inc. (d)	400	5,692
Uber Technologies, Inc. (d)	9,770	489,672
UFP Industries, Inc.	399	29,662
Ultralife Corp. (d)	200	1,676
UniFirst Corp/MA	86	20,179
Union Pacific Corp.	3,637	799,885
United Airlines Holdings, Inc. (d)	2,001	104,632
United Parcel Service, Inc. - Class B	3,790	788,206
United Rentals, Inc. (d)	452	144,193
Univar Solutions, Inc. (d)	575	14,019
Upwork, Inc. (d)	1,010	58,873
US Ecology, Inc. (d)	200	7,504
Valmont Industries, Inc.	159	37,532
Vectrus, Inc. (d)	122	5,806
Verisk Analytics, Inc.	914	159,694
Veritiv Corp. (d)	97	5,958
Viad Corp. (d)	100	4,985
Vicor Corp. (d)	230	24,320
Wabash National Corp.	50	800
Waste Management, Inc.	2,505	350,976
Watsco, Inc.	114	32,677
Watts Water Technologies, Inc. - Class A	120	17,509
Welbilt, Inc. (d)	1,075	24,886
Werner Enterprises, Inc.	250	11,130
WESCO International, Inc. (d)	110	11,310
Westinghouse Air Brake Technologies Corp.	849	69,873
Willdan Group, Inc. (d)	340	12,798
WillScot Mobile Mini Holdings Corp. (d)	976	27,201
Woodward, Inc.	250	30,720
WW Grainger, Inc.	323	141,474
Xpo Logistics, Inc. (d)	395	55,257
Xylem, Inc.	770	92,369
Yellow Corp. (d)	3,520	22,915
		22,002,995
Information Technology - 25.7%
3D Systems Corp. (d)	848	33,895
8x8, Inc. (d)	230	6,385
ACI Worldwide, Inc. (d)	560	20,798
Adobe, Inc. (d)	2,661	1,558,388
Advanced Energy Industries, Inc.	300	33,813
Advanced Micro Devices, Inc. (d)	6,755	634,497
Agilysys, Inc. (d)	420	23,885
Akamai Technologies, Inc. (d)	894	104,240
Alarm.com Holdings, Inc. (d)	170	14,399
Alliance Data Systems Corp.	408	42,510
Alteryx, Inc. (d)	40	3,441
Ambarella, Inc. (d)	300	31,989
Amkor Technology, Inc.	1,050	24,853
Amphenol Corp.	3,220	220,280
Amtech Systems, Inc. (d)	472	4,550
Analog Devices, Inc.	2,079	357,921
Anaplan, Inc. (d)	720	38,376
ANSYS, Inc. (d)	520	180,471
Appfolio, Inc. - Class A (d)	110	15,532
Apple, Inc.	95,082	13,022,431
Applied Materials, Inc.	4,888	696,051
Arista Networks, Inc. (d)	350	126,808
Arrow Electronics, Inc. (d)	400	45,532
Aspen Technology, Inc. (d)	325	44,700
Autodesk, Inc. (d)	1,285	375,091
Automatic Data Processing, Inc.	2,254	447,689
Avalara, Inc. (d)	480	77,664
Avaya Holdings Corp. (d)	1,050	28,245
Aviat Networks, Inc. (d)	680	22,283
Avnet, Inc.	900	36,072
Badger Meter, Inc.	280	27,474
Belden, Inc.	100	5,057
Benchmark Electronics, Inc.	325	9,249
Bill.Com Holdings, Inc. (d)	340	62,281
Black Knight, Inc. (d)	585	45,618
Blackbaud, Inc. (d)	200	15,314
Blackline, Inc. (d)	240	26,705
Bottomline Technologies DE, Inc. (d)	375	13,905
Box, Inc. - Class A (d)	1,190	30,404
Broadcom, Inc.	1,790	853,544
Broadridge Financial Solutions, Inc.	625	100,956
Brooks Automation, Inc.	446	42,495
Cadence Design Systems, Inc. (d)	1,492	204,135
CalAmp Corp. (d)	400	5,088
Calix, Inc. (d)	175	8,312
CDK Global, Inc.	520	25,839
Cdw Corp.	845	147,579
Cerence, Inc. (d)	271	28,918
Ceridian HCM Holding, Inc. (d)	610	58,511
Ciena Corp. (d)	997	56,719
Cirrus Logic, Inc. (d)	140	11,917
Cisco Systems, Inc.	24,278	1,286,734
Citrix Systems, Inc.	668	78,336
Cloudera, Inc. (d)	1,670	26,486
Cloudflare, Inc. (d)	210	22,226
CMC Materials, Inc.	140	21,104
Cognex Corp.	820	68,921
Cognizant Technology Solutions Corp.	3,118	215,953
Cognyte Software Ltd. (d)	375	9,188
Coherent, Inc. (d)	200	52,868
CommScope Holding Co, Inc. (d)	1,150	24,506
CommVault Systems, Inc. (d)	375	29,314
Comtech Telecommunications Corp.	100	2,416
Concentrix Corp. (d)	229	36,823
Cornerstone OnDemand, Inc. (d)	500	25,790
Corning, Inc.	4,399	179,919
Coupa Software, Inc. (d)	340	89,117
Cree, Inc. (d)	445	43,579
Crowdstrike Holdings, Inc. (d)	170	42,723
CSG Systems International, Inc.	78	3,680
CTS Corp.	100	3,716
CyberOptics Corp. (d)	250	10,240
Daktronics, Inc. (d)	800	5,272
Datadog, Inc. - Class A (d)	200	20,816
Dell Technologies, Inc. (d)	1,300	129,571
Diodes, Inc. (d)	300	23,931
Docusign, Inc. (d)	1,040	290,753
Dolby Laboratories, Inc.	300	29,487
Dropbox, Inc. - Class A (d)	790	23,945
Duck Creek Technologies, Inc. (d)	500	21,755
DXC Technology Co. (d)	1,118	43,535
Dynatrace, Inc. (d)	1,180	68,936
Ebix, Inc.	31	1,051
EchoStar Corp. (d)	400	9,716
eGain Corp. (d)	150	1,722
Enphase Energy, Inc. (d)	650	119,360
Entegris, Inc.	681	83,743
Envestnet, Inc. (d)	375	28,448
EPAM Systems, Inc. (d)	330	168,617
Euronet Worldwide, Inc. (d)	349	47,237
Everbridge, Inc. (d)	190	25,855
ExlService Holdings, Inc. (d)	300	31,878
F5 Networks, Inc. (d)	313	58,425
Fair Isaac Corp. (d)	146	73,391
FARO Technologies, Inc. (d)	200	15,554
Fastly, Inc. (d)(e)	200	11,920
Fidelity National Information Services, Inc.	3,331	471,903
Fireeye, Inc. (d)	1,760	35,587
First Solar, Inc. (d)	400	36,204
Fiserv, Inc. (d)	2,978	318,318
Five9, Inc. (d)	400	73,356
FleetCor Technologies, Inc. (d)	438	112,154
FormFactor, Inc. (d)	480	17,501
Fortinet, Inc. (d)	815	194,125
Gartner, Inc. (d)	451	109,232
Genpact Ltd.	605	27,485
Global Payments, Inc.	1,393	261,243
Godaddy, Inc. - Class A (d)	350	30,436
Guidewire Software, Inc. (d)	490	55,233
Hewlett Packard Enterprise Co.	6,477	94,435
HP, Inc.	7,272	219,542
Hubspot, Inc. (d)	230	134,026
II-VI, Inc. (d)	541	39,271
Infinera Corp. (d)	600	6,120
Insight Enterprises, Inc. (d)	200	20,002
Intel Corp.	23,148	1,299,529
InterDigital, Inc.	246	17,965
International Business Machines Corp.	5,015	735,149
Intuit, Inc.	1,449	710,256
IPG Photonics Corp. (d)	281	59,226
Itron, Inc. (d)	200	19,996
J2 Global, Inc. (d)	325	44,704
Jabil, Inc.	555	32,257
Jack Henry & Associates, Inc.	376	61,480
JFrog Ltd. (d)(e)	480	21,850
Juniper Networks, Inc.	2,190	59,897
Keysight Technologies, Inc. (d)	1,048	161,822
Kimball Electronics, Inc. (d)	525	11,414
Kla Corp.	756	245,103
Knowles Corp. (d)	458	9,041
Kulicke & Soffa Industries, Inc.	480	29,376
Lam Research Corp.	776	504,943
Lattice Semiconductor Corp. (d)	530	29,775
Littelfuse, Inc.	118	30,065
LivePerson, Inc. (d)	490	30,988
LiveRamp Holdings, Inc. (d)	175	8,199
Lumentum Holdings, Inc. (d)	424	34,781
MACOM Technology Solutions Holdings, Inc. (d)	463	29,669
Manhattan Associates, Inc. (d)	350	50,694
Marvell Technology, Inc.	3,849	224,512
Mastercard, Inc.	5,085	1,856,483
Maxim Integrated Products, Inc.	1,445	152,245
MAXIMUS, Inc.	425	37,387
MaxLinear, Inc. (d)	475	20,183
Medallia, Inc. (d)	670	22,613
Methode Electronics, Inc.	100	4,921
Microchip Technology, Inc.	1,394	208,738
Micron Technology, Inc. (d)	6,422	545,742
Microsoft Corp.	41,542	11,253,728
MicroStrategy, Inc. (d)	60	39,870
Mitek Systems, Inc. (d)	420	8,089
MKS Instruments, Inc.	300	53,385
Momentive Global, Inc. (d)	1,170	24,652
Monolithic Power Systems, Inc.	270	100,832
Motorola Solutions, Inc.	1,022	221,621
Napco Security Technologies, Inc. (d)	240	8,729
National Instruments Corp.	812	34,331
nCino, Inc. (d)	330	19,774
NCR Corp. (d)	935	42,645
Netapp, Inc.	955	78,138
NETGEAR, Inc. (d)	50	1,916
NetScout Systems, Inc. (d)	700	19,978
New Relic, Inc. (d)(e)	230	15,403
NortonLifeLock, Inc.	2,463	67,043
Novanta, Inc. (d)	220	29,647
Nuance Communications, Inc. (d)	1,595	86,832
Nutanix, Inc. (d)	470	17,963
NVidia Corp.	3,477	2,781,948
Okta, Inc. (d)	260	63,617
ON Semiconductor Corp. (d)	2,070	79,240
ON24, Inc. (d)	640	22,707
OneSpan, Inc. (d)	450	11,493
Onto Innovation, Inc. (d)	350	25,564
Oracle Corp.	10,880	846,899
OSI Systems, Inc. (d)	100	10,164
PagerDuty, Inc. (d)	620	26,400
Palantir Technologies, Inc. (d)	2,560	67,482
Palo Alto Networks, Inc. (d)	559	207,417
PAR Technology Corp. (d)	100	6,994
Paychex, Inc.	1,560	167,388
Paycom Software, Inc. (d)	310	112,676
Paylocity Holding Corp. (d)	150	28,620
Paypal Holdings, Inc. (d)	6,565	1,913,566
Pegasystems, Inc.	300	41,757
Plantronics, Inc. (d)	300	12,519
Plexus Corp. (d)	300	27,423
Power Integrations, Inc.	280	22,977
Progress Software Corp.	200	9,250
Proofpoint, Inc. (d)	316	54,908
PROS Holdings, Inc. (d)	300	13,671
PTC, Inc. (d)	465	65,686
Pure Storage, Inc. (d)	1,110	21,678
Q2 Holdings, Inc. (d)	240	24,619
Qorvo, Inc. (d)	690	134,999
Qualcomm, Inc.	6,545	935,477
Qualys, Inc. (d)	300	30,207
Rambus, Inc. (d)	500	11,855
Rapid7, Inc. (d)	230	21,765
Ribbon Communications, Inc. (d)	3,000	22,830
Ringcentral, Inc. - Class A (d)	260	75,551
Rogers Corp. (d)	150	30,120
Sabre Corp. (d)	1,400	17,472
Sailpoint Technologies Holdings, Inc. (d)	630	32,174
Salesforce.Com, Inc. (d)	5,059	1,235,762
Sanmina Corp. (d)	333	12,974
Semtech Corp. (d)	300	20,640
Servicenow, Inc. (d)	1,063	584,172
SharpSpring, Inc. (d)	100	1,689
Silicon Laboratories, Inc. (d)	160	24,520
Skyworks Solutions, Inc.	959	183,888
Slack Technologies, Inc. (d)	1,850	81,955
Snowflake, Inc. (d)	170	41,106
Splunk, Inc. (d)	878	126,941
SPS Commerce, Inc. (d)	200	19,970
Square, Inc. (d)	1,410	343,758
SS&C Technologies Holdings, Inc.	1,325	95,480
Sumo Logic, Inc. (d)	1,120	23,128
SunPower Corp. (d)(e)	450	13,149
Sykes Enterprises, Inc. (d)	102	5,477
Synaptics, Inc. (d)	153	23,804
SYNNEX Corp.	229	27,883
Synopsys, Inc. (d)	847	233,594
Tenable Holdings, Inc. (d)	490	20,262
Teradata Corp. (d)	985	49,220
Teradyne, Inc.	865	115,875
TESSCO Technologies, Inc. (d)	100	615
Texas Instruments, Inc.	5,275	1,014,383
The Trade Desk, Inc. - Class A (d)	1,800	139,248
The Western Union Co.	1,694	38,911
Trimble, Inc. (d)	1,394	114,071
TTM Technologies, Inc. (d)	488	6,978
Twilio, Inc. (d)	450	177,372
Tyler Technologies, Inc. (d)	252	113,997
Ubiquiti, Inc.	80	24,975
Ultra Clean Holdings, Inc. (d)	410	22,025
Unisys Corp. (d)	427	10,807
Unity Software, Inc. (d)	620	68,095
Universal Display Corp.	270	60,029
Varonis Systems, Inc. (d)	450	25,929
Veeco Instruments, Inc. (d)	400	9,616
Verint Systems, Inc. (d)	375	16,901
VeriSign, Inc. (d)	576	131,149
Verra Mobility Corp. (d)	1,420	21,825
ViaSat, Inc. (d)	350	17,444
Viavi Solutions, Inc. (d)	1,328	23,452
Visa, Inc. - Class A	10,156	2,374,676
Vishay Intertechnology, Inc.	806	18,175
Vishay Precision Group, Inc. (d)	129	4,391
VMware, Inc. (d)(e)	424	67,827
Vonage Holdings Corp. (d)	1,425	20,534
Vontier Corp.	610	19,874
Western Digital Corp. (d)	2,010	143,052
WEX, Inc. (d)	214	41,495
Workday, Inc. - Class A (d)	545	130,113
Workiva, Inc. (d)	210	23,379
Xerox Holdings Corp.	828	19,450
Xilinx, Inc.	1,385	200,326
Xperi Holding Corp.	799	17,770
Yext, Inc. (d)	1,150	16,434
Zebra Technologies Corp. (d)(e)	315	166,789
Zendesk, Inc. (d)	700	101,038
Zoom Video Communications, Inc. (d)	170	65,795
Zscaler, Inc. (d)	510	110,191
		62,196,609
Materials - 2.3%
Air Products And Chemicals, Inc.	1,270	365,354
Albemarle Corp.	735	123,818
Alcoa Corp. (d)	1,163	42,845
Amyris, Inc. (d)	2,120	34,705
AptarGroup, Inc.	286	40,280
Arconic Corp. (d)	785	27,962
Ashland Global Holdings, Inc.	467	40,862
Avery Dennison Corp.	440	92,506
Avient Corp.	483	23,744
Axalta Coating Systems Ltd. (d)	675	20,581
Balchem Corp.	201	26,383
Ball Corp.	1,710	138,544
Berry Global Group, Inc. (d)	900	58,698
Cabot Corp.	400	22,772
Carpenter Technology Corp.	200	8,044
Celanese Corp.	645	97,782
Cf Industries Holdings, Inc.	980	50,421
Clearwater Paper Corp. (d)	130	3,766
Cleveland-Cliffs, Inc. (d)(e)	3,140	67,698
Coeur Mining, Inc. (d)	3,120	27,706
Commercial Metals Co.	775	23,808
Compass Minerals International, Inc.	100	5,926
Corteva, Inc.	4,263	189,064
Crown Holdings, Inc.	450	45,994
Dow, Inc.	3,653	231,162
Dupont De Nemours, Inc.	3,133	242,526
EAGle Materials, Inc.	333	47,323
Eastman Chemical Co.	620	72,385
Ecolab, Inc.	1,584	326,256
Ferro Corp. (d)	575	12,403
Ferroglobe Representation & Warranty Insurance Trust (b)(c)(d)	500	–
FMC Corp.	665	71,953
Freeport-McMoRan, Inc.	8,089	300,183
Glatfelter Corp.	325	4,540
Graphic Packaging Holding Co.	1,325	24,036
Greif, Inc.	300	18,165
Hawkins, Inc.	720	23,580
HB Fuller Co.	150	9,541
Hecla Mining Co.	4,180	31,099
Huntsman Corp.	1,575	41,769
Ingevity Corp. (d)	93	7,566
International Flavors & Fragrances, Inc.	1,321	197,357
International Paper Co.	1,717	105,269
Kaiser Aluminum Corp.	118	14,572
Livent Corp. (d)	818	15,836
Louisiana-Pacific Corp.	825	49,739
Martin Marietta Materials, Inc.	354	124,541
Minerals Technologies, Inc.	250	19,668
Myers Industries, Inc.	200	4,200
Neenah, Inc.	120	6,020
Newmont Corp.	4,690	297,252
Nucor Corp.	1,425	136,700
Olin Corp.	470	21,742
Packaging Corp of America	395	53,491
PPG Industries, Inc.	1,339	227,322
Quaker Chemical Corp.	100	23,719
Reliance Steel & Aluminum Co.	249	37,574
Royal Gold, Inc.	341	38,908
RPM International, Inc.	710	62,963
Schweitzer-Mauduit International, Inc.	300	12,114
Sealed Air Corp.	680	40,290
Sensient Technologies Corp.	335	28,998
Silgan Holdings, Inc.	400	16,600
Sonoco Products Co.	725	48,503
Southern Copper Corp.	537	34,540
Steel Dynamics, Inc.	830	49,468
Stepan Co.	148	17,800
Summit Materials, Inc. (d)	571	19,899
The Chemours Co.	419	14,581
The Mosaic Co.	1,915	61,108
The Scotts Miracle-Gro Co.	266	51,051
The Sherwin-Williams Co.	1,479	402,954
TimkenSteel Corp. (d)	400	5,660
Tredegar Corp.	671	9,240
UFP Technologies, Inc. (d)	90	5,168
United States Steel Corp.	1,480	35,520
Valvoline, Inc.	1,192	38,692
Verso Corp.	500	8,850
Vulcan Materials Co.	725	126,201
W R Grace & Co.	427	29,514
Westlake Chemical Corp.	212	19,099
Westrock Co.	1,534	81,639
Worthington Industries, Inc.	225	13,766
		5,651,878
Real Estate - 3.5%
Acadia Realty Trust	676	14,845
Agree Realty Corp.	300	21,147
Alexander & Baldwin, Inc.	213	3,902
Alexandria Real Estate Equities, Inc.	801	145,734
American Assets Trust, Inc.	425	15,848
American Campus Communities, Inc.	982	45,879
American Homes 4 Rent	1,700	66,045
American Tower Corp.	2,446	660,762
Americold Realty Trust	1,340	50,719
Apartment Income REIT Corp.	826	39,177
Apartment Investment and Management Co.	826	5,542
Apple Hospitality REIT, Inc.	1,975	30,138
AvalonBay Communities, Inc.	879	183,439
Boston Properties, Inc.	923	105,767
Brandywine Realty Trust	1,413	19,372
Brixmor Property Group, Inc.	2,275	52,075
Camden Property Trust	725	96,186
CareTrust REIT, Inc.	403	9,362
CBRE Group, Inc. (d)	1,645	141,026
Centerspace	180	14,202
Chatham Lodging Trust (d)	425	5,470
CoreSite Realty Corp.	320	43,072
Corporate Office Properties Trust	850	23,791
Cousins Properties, Inc.	839	30,858
Crown Castle International Corp.	2,385	465,313
CubeSmart	1,412	65,404
CyrusOne, Inc.	725	51,852
DiamondRock Hospitality Co. (d)	1,727	16,752
Digital Realty Trust, Inc.	1,631	245,400
DigitalBridge Group, Inc. (d)	4,400	34,760
Douglas Emmett, Inc.	1,300	43,706
Duke Realty Corp.	2,206	104,454
EastGroup Properties, Inc.	262	43,086
EPR Properties (d)	422	22,231
Equinix, Inc.	540	433,404
Equity Commonwealth	83	2,175
Equity LifeStyle Properties, Inc.	1,178	87,537
Equity Residential	2,084	160,468
Essential Properties Realty Trust, Inc.	830	22,443
Essex Property Trust, Inc.	382	114,604
eXp World Holdings, Inc. (d)	540	20,936
Extra Space Storage, Inc.	809	132,530
Federal Realty Investment Trust	750	87,877
First Industrial Realty Trust, Inc.	565	29,510
Franklin Street Properties Corp.	950	4,997
Gaming and Leisure Properties, Inc.	1,154	53,465
Getty Realty Corp.	402	12,522
Global Net Lease, Inc.	1,160	21,460
Healthcare Realty Trust, Inc.	875	26,425
Healthcare Trust of America, Inc.	1,025	27,367
Healthpeak Properties, Inc.	3,055	101,701
Highwoods Properties, Inc.	800	36,136
Host Hotels & Resorts, Inc. (d)	4,834	82,613
Hudson Pacific Properties, Inc.	815	22,673
Industrial Logistics Properties Trust	175	4,574
Innovative Industrial Properties, Inc.	150	28,653
Invitation Homes, Inc.	3,381	126,077
Iron Mountain, Inc.	2,082	88,110
JBG SMITH Properties	764	24,074
Jones Lang LaSalle, Inc. (d)	195	38,115
Kennedy-Wilson Holdings, Inc.	925	18,380
Kilroy Realty Corp.	620	43,177
Kimco Realty Corp.	3,000	62,550
Kite Realty Group Trust	725	15,957
Lamar Advertising Co.	400	41,768
Lexington Realty Trust	1,125	13,444
Life Storage, Inc.	295	31,668
LTC Properties, Inc.	520	19,963
Mack-Cali Realty Corp.	725	12,434
Medical Properties Trust, Inc.	3,590	72,159
Mid-America Apartment Communities, Inc.	689	116,041
National Health Investors, Inc.	325	21,791
National Retail Properties, Inc.	860	40,317
National Storage Affiliates Trust	580	29,325
Newmark Group, Inc. - Class A	765	9,188
Office Properties Income Trust	228	6,683
Omega Healthcare Investors, Inc.	1,749	63,471
Paramount Group, Inc.	1,800	18,126
Park Hotels & Resorts, Inc. (d)	1,629	33,574
Pebblebrook Hotel Trust	1,188	27,977
Physicians Realty Trust	900	16,623
PotlatchDeltic Corp.	298	15,839
Preferred Apartment Communities, Inc.	1,230	11,992
Prologis, Inc.	4,359	521,031
PS Business Parks, Inc.	30	4,442
Public Storage	959	288,362
QTS Realty Trust, Inc.	380	29,374
Rayonier, Inc.	826	29,678
Realty Income Corp.	2,040	136,150
Redfin Corp. (d)	630	39,948
Regency Centers Corp.	1,182	75,731
Retail Opportunity Investments Corp.	725	12,804
Retail Properties of America, Inc.	2,075	23,759
Retail Value, Inc.	158	3,437
Rexford Industrial Realty, Inc.	860	48,977
RLJ Lodging Trust	1,430	21,779
Ryman Hospitality Properties, Inc. (d)	495	39,085
Sabra Health Care REIT, Inc.	1,436	26,135
Safehold, Inc. (e)	270	21,195
SBA Communications Corp.	690	219,903
Service Properties Trust	1,325	16,695
Simon Property Group, Inc.	1,923	250,913
SL Green Realty Corp.	166	13,280
Spirit MTA REIT - Escrow (b)(c)(d)	300	80
Spirit Realty Capital, Inc.	600	28,704
STAG Industrial, Inc.	1,140	42,670
STORE Capital Corp.	1,295	44,690
Summit Hotel Properties, Inc. (d)	975	9,097
Sun Communities, Inc.	640	109,696
Tejon Ranch Co. (d)	50	761
Terreno Realty Corp.	255	16,453
The GEO Group, Inc. (e)	1,740	12,389
The Howard Hughes Corp. (d)	321	31,285
The Macerich Co.	2,134	38,945
UDR, Inc.	1,438	70,433
Uniti Group, Inc.	1,228	13,005
Universal Health Realty Income Trust	200	12,310
Urban Edge Properties	811	15,490
Ventas, Inc.	1,835	104,779
VEREIT, Inc.	1,235	56,724
VICI Properties, Inc.	2,720	84,374
Vornado Realty Trust	1,728	80,646
Weingarten Realty Investors	1,050	33,674
Welltower, Inc.	2,430	201,933
Weyerhaeuser Co.	4,137	142,396
WP Carey, Inc.	860	64,173
Xenia Hotels & Resorts, Inc. (d)	900	16,857
		8,504,451
Utilities - 2.3%
ALLETE, Inc.	425	29,741
Alliant Energy Corp.	1,225	68,306
Ameren Corp.	1,285	102,851
American Electric Power Co, Inc.	2,565	216,973
American States Water Co.	220	17,503
American Water Works Co, Inc.	1,040	160,295
Atmos Energy Corp.	560	53,822
Avangrid, Inc. (e)	530	27,258
Avista Corp.	760	32,429
Black Hills Corp.	420	27,565
California Water Service Group	415	23,049
Centerpoint Energy, Inc.	3,670	89,988
CMS Energy Corp.	1,520	89,802
Consolidated Edison, Inc.	1,749	125,438
Dominion Energy, Inc.	4,607	338,937
DTE Energy Co.	1,023	132,581
Duke Energy Corp.	4,392	433,578
Edison International	1,551	89,679
Entergy Corp.	1,120	111,664
Essential Utilities, Inc.	1,206	55,114
Evergy, Inc.	1,715	103,637
Eversource Energy	1,802	144,592
Exelon Corp.	3,971	175,955
FirstEnergy Corp.	3,370	125,398
Hawaiian Electric Industries, Inc.	820	34,670
IDACORP, Inc.	313	30,517
MDU Resources Group, Inc.	1,115	34,944
MGE Energy, Inc.	150	11,166
Middlesex Water Co.	190	15,529
National Fuel Gas Co.	530	27,692
New Jersey Resources Corp.	440	17,411
NextEra Energy, Inc.	11,182	819,417
NiSource, Inc.	1,200	29,400
Northwest Natural Holding Co.	300	15,756
NorthWestern Corp.	330	19,873
NRG Energy, Inc.	1,512	60,934
OGE Energy Corp.	1,175	39,539
ONE Gas, Inc.	287	21,272
Ormat Technologies, Inc.	465	32,331
Otter Tail Corp.	350	17,084
PG&E Corp. (d)	3,350	34,070
Pinnacle West Capital Corp.	716	58,691
PNM Resources, Inc.	480	23,410
Portland General Electric Co.	500	23,040
PPL Corp.	4,020	112,439
Public Service Enterprise Group, Inc.	2,830	169,064
Pure Cycle Corp. (d)	1,660	22,941
Sempra Energy	1,447	191,699
SJW Group	180	11,394
South Jersey Industries, Inc.	430	11,150
Southwest Gas Holdings, Inc.	325	21,512
Spire, Inc.	350	25,295
Sunnova Energy International, Inc. (d)	690	25,985
The AES Corp.	2,150	56,050
The Southern Co.	6,090	368,506
The York Water Co.	280	12,684
UGI Corp.	1,205	55,804
Vistra Corp.	2,077	38,528
WEC Energy Group, Inc.	1,639	145,789
Xcel Energy, Inc.	2,500	164,700
		5,576,441
Total Common Stocks (Cost $53,930,643)		237,913,676

RIGHTS - 0.0% (f)
AMR Corp., Escrow (b)(c)(d)	3,275	–
Total Rights (Cost $0)		–

Total Investments at Value - 98.3% (Cost $53,930,643)		237,913,676
Other Assets in Excess of Liabilities - 1.7%		4,107,208
Net Assets - 100.0%		$242,020,884

Percentages are stated as a percent of net assets.

REIT Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Illiquid security. The total value of such securities is $85 as of June 30, 2021, representing 0.0% of net assets.
(c)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $85 as of June 30, 2021, representing 0.0% of net assets.
(d)	Non-income producing security.
(e)	This security or a partial position of this security is on loan at June 30, 2021. The total market value of securities on loan at June 30, 2021 was $1,165,720 (Note 7).
(f)	Represents less than 0.1%.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE INTERNATIONAL EQUITY FUND	June 30, 2021 (Unaudited)
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 77.9%
Argentina - 0.7%
Mercadolibre, Inc. (a)	1,409	$2,194,926
Australia - 2.5%
Abacus Property Group (b)	32,107	75,517
Arena Reit (b)	20,545	55,584
Asx Ltd. (b)	644	37,540
Austal Ltd. (b)	20,690	31,814
Australia & New Zealand Banking Group Ltd. (b)	1,848	38,928
Aventus Group (b)	25,268	59,680
BGP Holdings Ltd. (a)(c)(d)	4,007	–
Bhp Group Ltd. (b)	16,834	610,620
Bhp Group Plc (b)	14,212	418,907
Bingo Industries Ltd. (b)	13,296	34,204
Breville Group Ltd. (b)	2,385	53,486
Champion Iron Ltd. (a)(b)	11,791	56,389
Charter Hall Group (b)	5,116	59,172
Charter Hall Long Wale Reit (b)	41,054	145,729
Codan Ltd./Australia (b)	6,269	84,454
Collins Foods Ltd. (b)	6,283	53,937
Csl Ltd. (b)	11,320	2,421,665
Data#3 Ltd. (b)	6,120	25,750
Deterra Royalties Ltd. (b)	12,506	42,220
Emeco Holdings Ltd. (a)(b)	62,958	49,824
Goodman Group (b)	6,868	108,515
Grange Resources Ltd. (b)	216,457	96,621
Hansen Technologies Ltd. (b)	20,243	93,918
Healius Ltd. (b)	57,908	201,134
Igo Ltd. (b)	8,237	47,095
Ingenia Communities Group (b)	30,719	140,924
Inghams Group Ltd. (b)	57,242	170,815
Integral Diagnostics Ltd. (b)	7,851	30,621
Jb Hi-Fi Ltd. (b)	889	33,731
Macquarie Group Ltd. (b)	369	43,279
Medibank Pvt Ltd. (b)	60,067	142,262
Mineral Resources Ltd. (b)	2,585	104,115
Mount Gibson Iron Ltd. (b)	46,408	32,825
National Australia Bank Ltd. (b)	5,118	100,454
New Hope Corp. Ltd. (b)	109,561	142,627
Nick Scali Ltd. (b)	9,704	85,376
Nine Entertainment Co Holdings Ltd. (b)	18,587	40,679
Ooh!Media Ltd. (a)(b)	19,763	25,965
People Infrastructure Ltd. (b)	12,943	44,593
Perseus Mining Ltd. (a)(b)	44,851	49,203
Rea Group Ltd. (b)	2,524	320,076
Rio Tinto Ltd. (b)	899	85,390
Rural Funds Group (b)	20,054	39,860
Sandfire Resources Ltd. (b)	13,290	68,159
Santos Ltd. (b)	21,488	114,625
Sonic Healthcare Ltd. (b)	3,064	88,218
Stockland (b)	32,441	113,972
Super Retail Group Ltd. (b)	9,293	90,001
Telstra Corp. Ltd. (b)	15,998	45,119
The Reject Shop Ltd. (a)(b)	5,155	21,548
Vicinity Centres (b)	4,405	5,083
Virtus Health Ltd. (b)	12,654	62,622
Waypoint Reit (b)	107,129	209,706
Wesfarmers Ltd. (b)	5,368	237,815
Westpac Banking Corp. (b)	10,189	196,342
		7,788,708
Austria - 0.3%
Ams Ag (a)(b)	2,912	58,430
Andritz Ag (b)	3,738	210,039
Bawag Group Ag (b)(e)	998	53,113
Erste Group Bank Ag (b)	771	28,263
Evn Ag (b)	1,977	46,612
Oesterreichische Post Ag (b)	659	35,059
Omv Ag (b)	1,407	80,267
Palfinger Ag (b)	656	27,510
Raiffeisen Bank International Ag (b)	692	15,658
Semperit Ag Holding (b)	1,854	74,540
Telekom Austria Ag (b)	13,593	116,056
Wienerberger Ag (b)	5,811	224,207
Zumtobel Group Ag (b)	3,286	33,120
		1,002,874
Belgium - 0.3%
Aedifica Sa (b)	368	48,500
Anheuser-Busch Inbev Sa/Nv (b)	88	6,337
Bekaert Sa (b)	2,885	128,581
Cie D'Entreprises Cfe (b)	278	29,015
Intervest Offices & Warehouses Nv (b)	1,868	50,607
Kbc Group Nv (b)	7,850	597,957
Retail Estates Nv (b)	916	74,409
Telenet Group Holding Nv (b)	3,301	124,226
Tessenderlo Group Sa (a)(b)	715	30,179
		1,089,811
Bermuda - 0.0% (f)
Dht Holdings, Inc.	6,100	39,589

Brazil - 1.5%
Ambev Sa	649,900	2,229,140
Cia De Saneamento De Minas Gerais-Copasa	17,300	53,704
Cia De Saneamento Do Parana	36,400	151,929
Energisa Sa	2,800	26,098
Jbs Sa	7,800	45,776
Magazine Luiza Sa	294,100	1,250,596
Marfrig Global Foods Sa	9,700	37,366
Petroleo Brasileiro Sa (b)	15,100	92,231
QualiCorp. Consultoria E Corretora De Seguros Sa	5,100	29,582
Telefonica Brasil Sa	19,700	166,431
Tim Sa/Brazil	11,700	27,146
Vale Sa (b)	19,596	445,360
Weg Sa (b)	10,500	71,016
Yduqs Participacoes Sa	5,700	37,555
		4,663,930
Britain - 6.0%
Airtel Africa Plc (b)(e)	48,655	51,901
Alliance Pharma Plc (b)	47,235	64,835
Astrazeneca Plc (b)	1,727	207,237
Aviva Plc (b)	154,980	871,492
Bae Systems Plc (b)	9,446	68,291
Balfour Beatty Plc (b)	16,662	70,759
Barclays Plc (b)	320,414	759,934
Barratt Developments Plc (b)	9,856	94,949
Biffa Plc (a)(b)(e)	15,898	71,487
Big Yellow Group Plc (b)	2,976	53,824
Bodycote Plc (b)	5,429	63,651
Bp Plc (b)	29,877	130,577
British American Tobacco Plc (b)	1,040	40,541
Bunzl Plc (b)	1,413	46,723
Central Asia Metals Plc (b)	14,430	47,537
Centrica Plc (a)(b)	72,298	51,478
Chemring Group Plc (b)	9,627	38,285
Civitas Social Housing Plc (b)	18,972	30,295
Clipper Logistics Plc (b)	7,736	86,153
Compass Group Plc (a)(b)	5,486	115,705
Computacenter Plc (b)	4,282	152,445
Convatec Group Plc (b)(e)	20,406	67,953
Cranswick Plc (b)	2,886	158,608
Cvs Group Plc (a)(b)	1,384	46,260
De La Rue Plc (a)(b)	12,565	32,356
Dixons Carphone Plc (a)(b)	32,192	58,013
Dunelm Group Plc (b)	3,379	66,367
Emis Group Plc (b)	3,868	61,541
Endeavour Mining Plc	2,112	45,354
Enquest Plc (a)(b)	191,908	55,215
Foxtons Group Plc (a)(b)	67,799	52,849
Future Plc (b)	3,109	134,794
Greggs Plc (a)(b)	3,365	120,813
Halfords Group Plc (a)(b)	29,030	173,457
Hargreaves Lansdown Plc (b)	340	7,478
Howden Joinery Group Plc (b)	15,892	179,690
Hsbc Holdings Plc (b)	273,452	1,578,035
Imi Plc (b)	12,397	295,020
Ip Group Plc (b)	23,264	37,428
Itv Plc (a)(b)	107,608	187,273
J Sainsbury Plc (b)	449,304	1,690,364
Jd Sports Fashion Plc (b)	8,201	104,430
John Menzies Plc (a)(b)	8,178	35,305
John Wood Group Plc (a)(b)	444,882	1,357,130
Jubilee Metals Group Plc (a)(b)	110,382	28,269
Kainos Group Plc (b)	6,556	133,727
Keller Group Plc (b)	6,409	71,137
Liontrust Asset Management Plc (b)	3,252	84,533
Lloyds Banking Group Plc (b)	154,588	100,005
M&G Plc (b)	22,108	70,134
Man Group Plc/Jersey (b)	49,357	122,891
Mitie Group Plc (a)(b)	87,033	81,945
Natwest Group Plc (b)	290,337	815,812
Ncc Group Plc (b)	7,181	29,216
Newriver Reit Plc (a)(b)	40,545	48,428
Ninety One Plc (b)	30,394	92,670
Nomad Foods Ltd. (a)	2,438	68,922
Osb Group Plc (b)	4,432	28,449
Pan African Resources Plc (b)	137,529	32,815
Paypoint Plc (b)	4,360	34,155
Persimmon Plc (b)	1,005	41,197
Pets At Home Group Plc (b)	9,950	62,817
Premier Foods Plc (a)(b)	64,428	97,714
Qinetiq Group Plc (b)	17,866	85,014
Rathbone Brothers Plc (b)	1,705	42,704
Reach Plc (b)	31,007	117,915
Redde Northgate Plc (b)	19,701	108,932
Redrow Plc (b)	8,177	69,330
Renewi Plc (a)(b)	62,540	47,629
Rio Tinto Plc (b)	3,561	293,165
Rotork Plc (b)	16,331	76,917
Royal Mail Plc (a)(b)	25,003	199,963
Safestore Holdings Plc (b)	11,101	145,487
Savills Plc (b)	3,678	58,517
Senior Plc (a)(b)	11,732	24,600
Serco Group Plc (b)	50,536	94,914
Smart Metering Systems Plc (b)	2,444	29,401
Spirent Communications Plc (b)	38,165	130,214
Stagecoach Group Plc (a)(b)	75,310	85,546
Standard Chartered Plc (b)	169,883	1,082,411
Supermarket, Inc.ome Reit Plc (b)	143,372	233,084
Tate & Lyle Plc (b)	10,730	109,666
Technipfmc Plc (a)	142,732	1,291,725
Tesco Plc (b)	486,445	1,501,633
Tyman Plc (b)	11,188	69,724
Unilever Plc (b)	937	54,804
Vodafone Group Plc (b)	616,657	1,037,171
Watches Of Switzerland Group Plc (a)(b)(e)	7,904	91,425
Watkin Jones Plc (b)	19,050	56,684
Wickes Group Plc (a)(b)	6,590	22,426
Wincanton Plc (b)	5,561	33,859
		18,903,528
Canada - 5.1%
Aecon Group, Inc.	2,600	37,754
Agf Management Ltd.	17,810	114,078
Alimentation Couche-Tard, Inc.	3,100	113,912
Arc Resources Ltd.	18,400	156,599
Artis Real Estate Investment Trust	13,000	117,562
AtCo., Ltd./Canada	2,000	70,926
Bank Of Montreal	1,800	184,501
Brookfield Asset Management Reinsurance Partners Ltd. (a)	12	656
Brookfield Asset Management, Inc.	1,800	91,830
Brp, Inc.	1,100	86,076
Cae, Inc. (a)	800	24,640
Canaccord Genuity Group, Inc.	4,100	44,916
Canadian Apartment Properties Reit	2,685	125,889
Canadian Natural Resources Ltd.	500	18,151
Canadian Pacific Railway Ltd.	36,500	2,807,215
Canadian Pacific Railway Ltd.	1,300	99,965
Canadian Tire Corp. Ltd.	200	31,649
Canadian Western Bank	6,057	170,042
Canfor Corp. (a)	3,154	72,158
Ccl Industries, Inc.	1,500	82,611
Centerra Gold, Inc.	3,549	26,941
Cgi, Inc. (a)	100	9,067
Choice Properties Real Estate Investment Trust	2,600	29,973
Ci Financial Corp.	4,648	85,303
Cogeco Communications, Inc.	1,134	110,884
Constellation Software, Inc./Canada	200	302,906
Dundee Precious Metals, Inc.	6,800	41,197
Empire Co., Ltd.	6,700	211,334
Enbridge, Inc.	2,800	112,104
Enerplus Corp.	5,500	39,533
Ero Copper Corp. (a)	1,600	33,572
Extendicare, Inc.	6,500	44,623
Fairfax Financial Holdings Ltd.	500	219,264
Finning International, Inc.	8,846	231,569
Gildan Activewear, Inc.	2,600	95,937
Granite Real Estate Investment Trust	2,494	165,945
Great-West Lifeco, Inc.	100	2,970
H&R Real Estate Investment Trust	14,100	181,994
Hardwoods Distribution, Inc.	1,400	41,697
Home Capital Group, Inc. (a)	1,800	54,017
Igm Financial, Inc.	100	3,530
Imperial Oil Ltd.	500	15,239
Interfor Corp.	4,100	102,665
Karora Resources, Inc. (a)	9,950	32,027
Kirkland Lake Gold Ltd.	5,175	199,427
Labrador Iron Ore Royalty Corp.	1,400	53,048
Linamar Corp.	3,554	222,913
Lululemon Athletica, Inc. (a)	5,450	1,989,086
Magna International, Inc.	2,800	259,242
Manulife Financial Corp.	9,100	179,122
Martinrea International, Inc.	2,900	30,577
Mullen Group Ltd.	8,200	88,377
National Bank Of Canada	1,600	119,742
Onex Corp.	1,700	123,441
Open Text Corp.	900	45,704
Parkland Corp. (a)	2,000	64,634
Quebecor, Inc.	1,400	37,338
Richelieu Hardware Ltd.	5,880	190,308
Riocan Real Estate Investment Trust	3,900	69,468
Roxgold, Inc. (a)	40,952	62,439
Royal Bank Of Canada	600	60,789
Shopify, Inc. (a)	1,756	2,565,481
Shopify, Inc. (a)	100	146,246
Slate Grocery Reit	3,100	32,135
Sleep Country Canada Holdings, Inc. (e)	836	20,010
Spin Master Corp. (a)(e)	800	31,120
Stella-Jones, Inc.	1,500	54,005
Sun Life Financial, Inc.	800	41,252
Suncor Energy, Inc.	4,500	107,781
Tc Energy Corp.	400	19,794
Tfi International, Inc.	2,400	219,109
The Bank Of Nova Scotia	5,181	336,957
The North West Co, Inc.	3,544	100,608
The Toronto-Dominion Bank	2,900	203,229
Thomson Reuters Corp.	300	29,799
Tmx Group Ltd.	100	10,563
Tourmaline Oil Corp.	4,100	117,185
Transcontinental, Inc.	5,215	97,939
Trip.Com Group (a)	33,132	1,174,861
True North Commercial Real Estate Investment Trust	14,300	85,482
Uranium Participation Corp. (a)	6,200	27,359
Wesdome Gold Mines Ltd. (a)	6,529	61,940
West Fraser Timber Co., Ltd.	1,340	96,198
Yamana Gold, Inc.	5,700	24,003
		16,044,132
Chile - 0.1%
Aes Gener Sa	436,227	59,293
Engie Energia Chile Sa	62,526	46,915
Falabella Sa (b)	11,537	51,353
		157,561
China - 3.9%
21Vianet Group, Inc. (a)	98	2,249
Agile Group Holdings Ltd. (b)	32,000	41,462
Alibaba Group Holding Ltd. (a)(b)	9,948	281,855
Anhui Conch Cement Co., Ltd. (b)	23,300	123,638
Anhui Conch Cement Co., Ltd. (b)	9,369	59,535
Anta Sports Products Ltd.	5,900	138,908
Apeloa Pharmaceutical (a)(b)	1,500	6,827
Baidu, Inc. (a)	3,923	799,900
Beijing United Inf (a)(b)	800	12,378
Bgi Genomics Co., Ltd. (b)	900	16,522
Byd Co., Ltd. (b)	2,000	77,853
Byd Co., Ltd. (b)	2,500	74,772
By-Health Co., Ltd. (b)	3,900	19,862
Changzhou Xingyu A (a)(b)	700	24,454
China Construction Bank Corp. (b)	752,000	590,699
China Construction Bank Corp. (b)	22,400	23,056
China Galaxy Securities Co., Ltd.	113,300	67,563
China Galaxy Securities Co., Ltd. (b)	10,000	16,685
China Merchants Shekou Industrial Zone Holdings Co., Ltd. (b)	15,250	25,846
China Modern Dairy Holdings Ltd. (b)	159,000	35,163
China National Building Material Co., Ltd.	50,000	58,730
China National Medicines Corp. Ltd. (b)	1,800	9,212
China Reinsurance Group Corp. (b)	1,161,000	118,131
China Renaissance Holdings Ltd. (e)	15,400	46,611
China Shenhua Energy Co., Ltd. (b)	16,000	31,365
China Shenhua Energy Co., Ltd. (b)	15,400	46,533
China Shineway Pharmaceutical Group Ltd. (b)	35,000	35,883
Chongqing Changan Automobile Co., Ltd. (a)(b)	10,600	43,121
Chongqing Zhifei Biological Products Co., Ltd. (b)	2,800	80,982
Citic Ltd. (b)	17,000	18,331
Country Garden Services Holdings Co., Ltd. (b)	2,500	27,016
Daan Gene Co., Ltd. (b)	3,360	11,047
Daqo New Energy Corp. (a)	582	37,842
Dashenlin Pharmaceutical Group Co., Ltd. (b)	2,040	16,136
Dongfang Electric Corp. Ltd. (b)	5,000	8,491
Edvantage Group Holdings Ltd. (b)	26,000	26,007
Excellence Commercial Property & Facilities Management Group Ltd.	79,000	86,180
Focus Media Information Technology Co., Ltd. (b)	34,839	50,748
Friendtimes, Inc.	108,000	30,463
G-Bits Network Technology Xiamen Co., Ltd.	200	16,405
Gigadevice Semiconductor Beijing, Inc. (b)	1,600	46,502
Great Wall Motor Co., Ltd. (b)	7,400	23,893
Guangdong Xinbao Electrical Appliances Holdings Co., Ltd. (b)	1,600	6,504
Guangzhou Kingmed Diagnostics Group Co., Ltd. (b)	1,100	27,208
Hangzhou Oxygen Plc (a)(b)	2,300	12,317
Huaxin Cement Co., Ltd. (b)	2,400	6,527
Hunan Valin Steel Co., Ltd. (b)	14,300	14,649
Industrial & Commercial Bank Of China Ltd. (b)	394,100	231,221
Intco Medical Technology Co., Ltd. (b)	800	15,462
Jh Educational Technology, Inc. (b)	60,000	19,847
Jiangsu Hengli Hydraulic Co., Ltd. (b)	3,148	41,893
Jiangsu Yuyue Medical Equipment & Supply Co., Ltd. (b)	2,300	13,576
Jiugui Liquor Co., Ltd. (b)	724	28,661
Jnby Design Ltd. (b)	38,500	68,431
Kwg Group Holdings Ltd. (b)	49,500	66,306
Lens Technology Co., Ltd. (b)	9,000	40,977
Livzon Pharmaceutical Group, Inc. (b)	1,500	11,612
Logan Group Co., Ltd. (b)	10,000	14,966
Longi Green Energy Technology Co., Ltd. (b)	3,220	44,218
Lonking Holdings Ltd.	167,000	53,987
Lufax Holding Ltd. (a)	6,682	75,507
Luzhou Laojiao Co., Ltd. (b)	800	29,229
Mango Excellent Media Co., Ltd. (b)	4,100	43,542
Nanji E-Commerce Co., Ltd. (b)	4,000	6,050
Perfect World Co., Ltd./China (b)	4,500	16,656
Petrochina Co., Ltd. (b)	688,000	336,735
Petrochina Co., Ltd. (b)	8,900	7,298
Pinduoduo, Inc. (a)	1,334	169,445
Powerlong Real Estate Holdings Ltd.	56,000	48,107
Qudian, Inc. (a)	20,300	48,923
Saic Motor Corp. Ltd. (b)	17,968	61,041
Sany Heavy Industry Co., Ltd. (b)	200	900
S-Enjoy Service Group Co., Ltd. (b)	26,000	79,032
Sg Micro Corp. (a)(b)	300	11,738
Shaanxi Coal Industry Co., Ltd. (b)	3,000	5,505
Shanghai Fosun Pha (a)(b)	700	7,818
Shanghai Haohai Biological Technology Co., Ltd. (b)(e)	4,400	54,008
Shanghai Jahwa United Co., Ltd. (b)	1,600	14,894
Shanghai Pharmaceuticals Holding Co., Ltd. (b)	800	1,741
Shanghai Pharmaceuticals Holding Co., Ltd. (b)	4,500	14,699
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. (b)	2,355	175,039
Shenzhen Sc New Energy Technology Corp. (b)	700	12,552
Shenzhou International Group Holdings Ltd. (b)	69,100	1,745,329
Sinopharm Group Co., Ltd. (b)	7,200	21,422
Sinotruk Hong Kong Ltd. (b)	27,000	57,866
Sungrow Power Supply Co., Ltd. (b)	3,700	65,922
Tangshan Jidong Cement Co., Ltd. (b)	900	1,720
Tbea Co., Ltd. (b)	3,000	5,969
Ten Pao Group Holdings Ltd. (b)	160,000	43,219
Tencent Holdings Ltd. (b)	30,005	2,256,950
Tianneng Power International Ltd.	24,000	41,977
Tingyi Cayman Islands Holding Corp. (b)	61,800	123,372
Tsingtao Brewery Co., Ltd. (b)	4,900	52,709
Want Want China Holdings Ltd. (b)	261,300	185,101
Weichai Power Co., Ltd. (b)	14,200	39,293
Will Semiconductor Co., Ltd. Shanghai (b)	1,400	69,817
Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd. (b)	4,900	18,218
Wuxi Biologics Cayman, Inc. (a)(b)(e)	118,119	2,164,979
Xiamen C & D, Inc. (b)	6,700	8,400
Yangzijiang Shipbuilding Holdings Ltd. (b)	50,100	52,670
Yutong Bus Co., Ltd. (b)	5,200	10,052
Zhejiang Sanhua Intelligent Controls Co., Ltd. (b)	5,900	21,904
Zhongsheng Group Holdings Ltd. (b)	4,000	33,282
Zoomlion Heavy Industry Science And Technology Co., Ltd. (b)	52,200	54,661
Zoomlion Heavy Industry Science And Technology Co., Ltd. (b)	16,400	23,461
		12,345,970
Czech - 0.3%
Cez As (b)	33,012	979,357

Denmark - 2.6%
Ap Moller - Maersk A/S (b)	779	2,240,248
Ap Moller - Maersk A/S (b)	20	55,578
Carlsberg As (b)	4	747
Chemometec A/S (b)	581	78,387
Coloplast A/S (b)	638	104,739
D/S Norden A/S (b)	6,583	209,342
Danske Bank A/S (b)	34,767	611,205
Demant A/S (a)(b)	248	14,000
Dsv Panalpina A/S (b)	11,875	2,768,722
Genmab A/S (a)(b)	9	3,671
Gn Store Nord As (b)	1,354	118,567
Jyske Bank A/S (a)(b)	2,540	122,855
Netcompany Group A/S (b)(e)	811	92,380
Novo Nordisk A/S (b)	9,649	807,255
Pandora A/S (b)	2,319	312,480
Per Aarsleff Holding A/S (b)	1,530	68,902
Ringkjoebing Landbobank A/S (b)	509	51,617
Royal Unibrew A/S (b)	902	114,989
Scandinavian Tobacco Group A/S (b)(e)	11,942	244,151
Schouw & Co A/S (b)	770	84,606
Solar A/S (b)	526	45,704
		8,150,145
Egypt - 0.0% (f)
Palm Hills Developments Sae (b)	527,384	59,842
Telecom Egypt Co (b)	64,983	55,687
		115,529
Finland - 1.0%
Kemira Oyj (b)	9,876	155,578
Kesko Oyj (b)	255	9,420
Kone Oyj (b)	3,777	308,156
Nokia Oyj (a)(b)	286,150	1,532,361
Nordea Bank Abp (b)	17,946	199,681
Orion Oyj (b)	550	23,643
Sampo Oyj (b)	5,043	231,912
Terveystalo Oyj (b)(e)	2,259	30,538
Tokmanni Group Corp. (b)	4,136	114,428
Uponor Oyj (b)	6,503	188,602
Valmet Oyj (b)	5,423	236,620
		3,030,939
France - 5.0%
Akwel (b)	782	22,809
Amundi Sa (b)(e)	18,253	1,608,112
Axa Sa (b)	3,037	76,939
Biosynex (b)	1,141	30,309
Bouygues Sa (b)	10,017	370,808
Bureau Veritas Sa (a)(b)	3,911	123,783
Cie De Saint-Gobain (b)	2,931	193,249
Cie Generale Des Etablissements Michelin Sca (b)	13,373	2,134,360
Coface Sa (a)(b)	4,076	49,347
Constellium Se (a)	2,000	37,900
Elis Sa (a)(b)	3,219	60,712
Eurobio Scientific Sa (a)(b)	1,573	33,695
Hermes International (b)	245	357,221
Ipsen Sa (b)	211	21,952
Ipsos (b)	742	31,294
Jacquet Metals Saca (b)	2,470	57,156
Klepierre Sa (b)	2,494	64,293
Legrand Sa (b)	1,050	111,199
L'Oreal Sa (b)	117	52,172
Lvmh Moet Hennessy Louis Vuitton Se (b)	4,060	3,187,770
Mercialys Sa (b)	4,827	58,466
Mersen Sa (a)(b)	1,397	54,440
Natixis Sa (b)	13,827	65,563
Nexans Sa (b)	656	59,812
Nexity Sa (b)	2,032	101,647
Pernod Ricard Sa (b)	6,560	1,456,044
Publicis Groupe Sa (b)	12,581	805,093
Rexel Sa (b)	129,068	2,701,171
Rothschild & Co (b)	813	31,579
Sanofi (b)	1,126	117,988
Schneider Electric Se (b)	270	42,502
Scor Se (a)(b)	12,608	401,060
Societe Bic Sa (b)	994	69,104
Technip Energies Nv (a)	32,330	440,981
Television Francaise 1 (b)	3,202	32,375
Thales Sa (b)	623	63,599
Totalenergies Se (b)	5,137	233,052
Verallia Sa (b)(e)	2,273	84,276
Vicat Sa (b)	1,313	63,468
Virbac Sa (b)	395	135,374
		15,642,674
Georgia - 0.0% (f)
Bank Of Georgia Group Plc (a)(b)	2,063	38,368
Tbc Bank Group Plc (a)(b)	3,199	51,322
		89,690
Germany - 2.6%
Adesso Se (b)	218	36,517
Allianz Se (b)	882	219,914
Atoss Software Ag (b)	275	60,792
Aurubis Ag (b)	373	34,576
Basf Se (b)	28,392	2,237,340
Bayer Ag (b)	288	17,494
Bayerische Motoren Werke Ag (b)	2,718	287,932
Bet-At-Home.Com Ag (b)	821	36,992
Cewe Stiftung & Co Kgaa (b)	898	139,087
Covestro Ag (b)(e)	28,809	1,860,893
Daimler Ag (b)	2,270	202,779
Dermapharm Holding Se (b)	1,403	111,868
Freenet Ag (b)	1,918	45,335
Fresenius Medical Care Ag & Co Kgaa (b)	9,882	820,883
Gerresheimer Ag (b)	438	48,428
Hannover Rueck Se (b)	79	13,217
Hellofresh Se (a)(b)	3,955	384,524
Hornbach Baumarkt Ag (b)	2,573	113,231
Hornbach Holding Ag & Co Kgaa (b)	2,239	255,156
Kloeckner & Co. Se (a)(b)	2,703	37,086
Knorr-Bremse Ag (b)	598	68,820
Muenchener Rueckversicherungs-Gesellschaft Ag In Muenchen (b)	202	55,337
Prosiebensat.1 Media Se (b)	2,137	42,517
Salzgitter Ag (a)(b)	1,096	32,576
Sap Se (b)	2,264	319,444
Secunet Security Networks Ag (b)	69	30,684
Siemens Ag (b)	2,559	405,472
Sirius Real Estate Ltd. (b)	45,974	70,386
Suess Microtec Se (a)(b)	2,225	73,080
Varta Ag (b)	197	30,381
Volkswagen Ag (b)	367	120,471
		8,213,212
Gibraltar - 0.1%
888 Holdings Plc (b)	30,379	161,497

Greece - 0.0% (f)
FF Group (a)(c)(d)	2,880	–
National Bank Of Greece Sa (a)(b)	9,878	28,141
		28,141
Guernsey - 0.0% (f)
Shanta Gold Ltd. (b)	187,082	41,799

Hong Kong - 1.9%
Aia Group Ltd.	230,365	2,863,133
Alibaba Health Information Technology Ltd. (a)(b)	70,800	157,032
Bosideng International Holdings Ltd. (b)	204,000	145,827
Brilliance China Automotive Holdings Ltd.	658,000	847
China Resources Land Ltd. (b)	6,000	24,304
China Water Affairs Group Ltd. (b)	58,000	44,671
Ck Asset Holdings Ltd.	2,000	13,807
Cp Pokphand Co., Ltd. (b)	550,000	60,211
First Pacific Co., Ltd. (b)	82,000	27,987
Fse Lifestyle Services Ltd. (b)	60,000	48,299
Futu Holdings Ltd. (a)	32	5,731
Galaxy Entertainment Group Ltd. (a)(b)	81,000	648,399
Geely Automobile Holdings Ltd. (b)	5,000	15,702
Hang Seng Bank Ltd. (b)	10,100	201,638
Henderson Land Development Co., Ltd. (b)	13,200	62,563
Jardine Matheson Holdings Ltd. (b)	1,600	102,351
Johnson Electric Holdings Ltd. (b)	20,000	51,614
K Wah International Holdings Ltd. (b)	69,000	33,504
Pax Global Technology Ltd. (b)	90,000	103,516
Perfect Medical Health Management Ltd. (b)	116,000	140,143
Shenzhen Investment Ltd. (b)	280,000	86,191
Shimao Group Holdings Ltd.	21,500	52,723
Sitc International Holdings Co., Ltd. (b)	54,000	225,697
Sun Art Retail Group Ltd.	263,500	196,158
Sun Hung Kai Properties Ltd. (b)	2,000	29,803
Tai Hing Group Holdings Ltd. (b)	200,000	56,413
Techtronic Industries Co., Ltd. (b)	8,500	148,760
Vinda International Holdings Ltd.	24,000	73,877
Vstecs Holdings Ltd. (b)	30,000	24,229
Water Oasis Group Ltd. (b)	220,000	34,451
Yuexiu Property Co., Ltd. (b)	190,800	201,019
		5,880,600
Hungary - 0.0% (f)
Magyar Telekom Telecommunications Plc (b)	27,341	39,389

India - 1.9%
Amara Raja Batteries Ltd. (b)	4,840	48,556
Apl Apollo Tubes Ltd. (a)(b)	3,679	80,546
Apollo Tyres Ltd. (a)(b)	15,714	47,637
Bajaj Auto Ltd. (a)(b)	608	33,819
Bajaj Consumer Care Ltd. (b)	18,367	70,718
Colgate-Palmolive India Ltd. (b)	682	15,478
Container Corp. Of India Ltd. (b)	623	5,857
Coromandel International Ltd. (b)	2,461	29,870
Escorts Ltd. (b)	6,175	101,404
Ghcl Ltd. (b)	9,075	33,153
Granules India Ltd. (b)	9,314	41,710
Gujarat Gas Ltd. (b)	20,044	178,401
Hdfc Bank Ltd. (a)	26,700	1,952,304
Heg Ltd. (a)(b)	1,446	42,674
Heidelbergcement India Ltd. (b)	11,212	38,126
Hindustan Petroleum Corp. Ltd. (b)	26,648	105,253
Icici Bank Ltd. (a)(b)	39,310	334,231
Icici Securities Ltd. (b)(e)	7,820	67,502
Indian Energy Exchange Ltd. (b)(e)	14,406	72,827
Indian Oil Corp. Ltd. (b)	71,991	104,569
Iol Chemicals And Pharmaceuticals Ltd. (b)	5,660	46,330
Ipca Laboratories Ltd. (b)	1,643	44,823
Irb Infrastructure Developers Ltd. (b)	47,097	102,329
Jindal Saw Ltd. (b)	27,593	43,545
Laurus Labs Ltd. (b)(e)	14,103	130,790
Mahanagar Gas Ltd. (b)	5,850	89,495
Marksans Pharma Ltd. (b)	39,968	46,313
Ntpc Ltd. (b)	139,835	219,253
Oil & Natural Gas Corp. Ltd. (b)	65,032	103,472
Page Industries Ltd. (b)	215	85,465
Polyplex Corp. Ltd. (b)	6,481	121,144
Power Grid Corp. Of India Ltd. (b)	28,469	89,027
Ptc India Ltd. (b)	82,603	115,256
Rec Ltd. (b)	34,534	69,092
Redington India Ltd. (a)(b)	14,491	52,244
Repco Home Finance Ltd. (b)	10,232	51,306
Shree Cement Ltd. (a)(b)	31	11,486
State Bank Of India (b)	55,000	310,700
Tata Consultancy Services Ltd. (b)	795	35,820
Tata Steel Ltd. (b)	8,628	135,770
TheGreat Eastern Shipping Co., Ltd. (b)	14,141	74,079
Thyrocare Technologies Ltd. (b)(e)	2,223	39,303
Trident Ltd./India (b)	291,689	64,219
Tube Investments Of India Ltd. (b)	2,072	32,643
Ultratech Cement Ltd. (b)	135	12,320
Vaibhav Global Ltd. (a)(b)	7,595	81,646
Vedanta Ltd. (b)	37,760	133,643
Wipro Ltd. (b)	4,076	29,956
Wns Holdings Ltd. (a)	2,369	189,212
Yes Bank Ltd. (a)(b)	154,554	28,199
		5,993,515
Indonesia - 0.1%
Adaro Energy Tbk Pt (b)	307,000	25,514
Bank Mandiri Persero Tbk Pt (b)	43,600	17,705
Bank Negara Indonesia Persero Tbk Pt (b)	174,400	55,603
Erajaya Swasembada Tbk Pt (b)	1,062,000	50,539
Japfa Comfeed Indonesia Tbk Pt (b)	584,500	69,739
Link Net Tbk Pt (b)	174,300	51,690
Puradelta Lestari Tbk Pt (b)	2,336,200	30,865
Tower Bersama Infrastructure Tbk Pt (b)	86,800	19,216
		320,871
Ireland - 1.9%
Accenture Plc	7,000	2,063,530
Experian Plc (b)	74,876	2,888,494
Icon Plc (a)	4,530	936,396
James Hardie Industries Plc (b)	1,502	51,014
Keywords Studios Plc (a)(b)	1,211	41,759
Udg Healthcare Plc (b)	6,972	103,118
		6,084,311
Isle Of Man - 0.0% (f)
Playtech Plc (a)(b)	6,585	38,730

Israel - 0.3%
Ashtrom Group Ltd. (b)	2,231	50,684
Danel Adir Yeoshua Ltd. (b)	495	103,711
Delek Group Ltd. (a)(b)	518	34,733
Elbit Systems Ltd. (b)	721	93,356
ElCo., Ltd. (b)	802	47,732
Electra Consumer Products 1970 Ltd. (b)	2,705	155,443
Fox Wizel Ltd. (b)	507	58,081
Israel Discount Bank Ltd. (a)(b)	39,937	190,178
Matrix It Ltd. (b)	1,413	38,205
Maytronics Ltd. (b)	4,486	93,457
Plus500 Ltd. (b)	3,786	69,921
		935,501
Italy - 1.6%
Anima Holding Spa (b)(e)	12,263	61,115
Azimut Holding Spa (b)	3,417	83,008
Banca Generali Spa (a)(b)	5,885	251,685
Banca Monte Dei Paschi Di Siena Spa (a)(b)	21,641	29,647
Banca Popolare Di Sondrio Scpa (b)	9,350	40,530
Banca Sistema Spa (a)(b)(e)	12,097	29,465
Banco Bpm Spa (b)	42,289	135,919
Bper Banca (b)	36,626	79,794
Buzzi Unicem Spa (b)	2,886	76,765
Credito Emiliano Spa (b)	5,764	34,491
Danieli & C Officine Meccaniche Spa (b)	2,924	50,434
De' Longhi Spa (b)	1,592	69,481
Digital Bros Spa (b)	1,123	32,992
Enel Spa (b)	114,311	1,062,094
Eni Spa (b)	5,882	71,761
Esprinet Spa (b)	2,793	49,096
Ferrari Nv (b)	10,531	2,173,858
Gruppo Mutuionline Spa (b)	761	36,272
Gvs Spa (b)(e)	5,313	87,002
Hera Spa (b)	21,250	87,827
Intesa Sanpaolo Spa (b)	38,363	105,884
Reply Spa (b)	450	73,959
Tinexta Spa (b)	1,053	41,117
Unieuro Spa (b)(e)	3,695	107,181
		4,871,377
Japan - 9.8%
Adeka Corp. (b)	3,300	61,629
Advantest Corp. (b)	200	17,932
Afc-Hd Ams Life Science Co., Ltd. (b)	3,200	28,969
Aichi Steel Corp. (b)	1,800	49,396
Ajinomoto Co, Inc. (b)	200	5,191
Ardepro Co., Ltd. (b)	69,400	37,475
Astena Holdings Co., Ltd. (b)	8,600	49,253
Benesse Holdings, Inc. (b)	1,400	34,809
Bunka Shutter Co., Ltd. (b)	4,300	42,875
Canon, Inc. (b)	700	15,829
Casio Computer Co., Ltd. (b)	4,500	75,196
Cawachi Ltd. (b)	5,600	113,466
Chodai Co., Ltd. (b)	2,200	37,894
Conexio Corp. (b)	2,300	31,048
Credit Saison Co., Ltd. (b)	14,500	175,921
CresCo., Ltd. (b)	4,500	77,182
Cti Engineering Co., Ltd. (b)	2,900	59,239
Cyberagent, Inc. (b)	3,000	64,447
Cybernet Systems Co., Ltd. (b)	4,700	30,452
Daihen Corp. (b)	1,400	58,263
Dai-Ichi Life Holdings, Inc. (b)	13,400	245,244
Daikin Industries Ltd. (b)	600	111,691
Dainichiseika Color & Chemicals Manufacturing Co., Ltd. (b)	3,100	63,933
Daito Trust Construction Co., Ltd. (b)	900	98,393
Dcm Holdings Co., Ltd. (b)	17,000	161,866
Digital Holdings, Inc. (b)	1,500	30,378
Earth Corp. (b)	2,700	156,775
Eizo Corp. (b)	900	40,210
Ej Holdings, Inc. (b)	5,600	53,245
Electric Power Development Co., Ltd. (b)	3,100	44,237
Exedy Corp. (b)	7,900	115,792
Fanuc Corp. (b)	200	48,210
Fidea Holdings Co., Ltd. (b)	23,200	25,210
Fuji Corp./Miyagi (b)	3,000	34,718
Fukuoka Financial Group, Inc. (b)	30,100	523,345
Fumakilla Ltd. (b)	2,700	35,545
Futaba Industrial Co., Ltd. (b)	6,300	29,647
Gakkyusha Co., Ltd. (b)	2,400	29,591
Gmo Internet, Inc. (b)	2,600	70,828
Godo Steel Ltd. (b)	4,500	66,974
Halows Co., Ltd. (b)	2,400	59,308
Hankyu Hanshin Reit, Inc. (b)	21	30,440
Hanwa Co., Ltd. (b)	8,000	231,040
Hikari Tsushin, Inc. (b)	300	52,671
Hitachi Ltd. (b)	6,500	372,001
Hitachi Metals Ltd. (a)(b)	39,300	751,494
Hitachi Zosen Corp. (b)	25,300	163,712
Hogy Medical Co., Ltd. (b)	1,300	39,797
Hokkaido Electric Power Co, Inc. (b)	19,600	88,387
Hokuetsu Corp. (b)	21,900	113,691
Hokuriku Electric Power Co (b)	6,800	37,086
Honda Motor Co., Ltd. (b)	64,200	2,058,220
Hoosiers Holdings (b)	4,500	28,912
Hoshizaki Corp. (b)	1,800	152,905
Hoya Corp. (b)	1,200	159,047
Ichigo Hotel Reit Investment Corp. (b)	131	113,996
Iida Group Holdings Co., Ltd. (b)	2,100	54,038
Iino Kaiun Kaisha Ltd. (b)	11,300	44,547
Inpex Corp. (b)	39,100	293,037
Isb Corp. (b)	2,500	34,738
Iseki & Co., Ltd. (a)(b)	3,500	46,609
Isuzu Motors Ltd. (b)	66,900	887,340
Itfor, Inc. (b)	9,400	67,930
Itochu Techno-Solutions Corp. (b)	200	6,195
Itoham Yonekyu Holdings, Inc. (b)	9,600	61,772
Jaccs Co., Ltd. (b)	2,500	58,486
Japan Communications, Inc. (a)(b)	24,200	45,542
Japan Logistics Fund, Inc. (b)	16	48,110
Japan Petroleum Exploration Co., Ltd. (b)	4,000	72,009
Japan Securities Finance Co., Ltd. (b)	14,500	105,562
Japan Tobacco, Inc. (b)	100	1,889
Jgc Holdings Corp. (b)	3,200	29,820
Jsp Corp. (b)	4,200	60,312
Juki Corp. (b)	11,800	84,190
Jvckenwood Corp. (b)	36,100	76,984
Kaga Electronics Co., Ltd. (b)	3,400	91,107
Kajima Corp. (b)	10,500	132,938
Kandenko Co., Ltd. (b)	27,900	217,554
Kddi Corp. (b)	1,800	56,123
Keyence Corp. (b)	3,780	1,906,797
Kfc Holdings Japan Ltd. (b)	2,700	68,809
Kintetsu World Express, Inc. (b)	7,500	158,150
Kojima Co., Ltd. (b)	4,600	31,438
Komatsu Ltd. (b)	65,700	1,632,370
Komeri Co., Ltd. (b)	1,900	44,763
K'S Holdings Corp. (b)	3,200	36,775
Kureha Corp. (b)	1,000	57,780
Kyoei Steel Ltd. (b)	5,200	67,705
Kyokuyo Co., Ltd. (b)	3,100	80,905
Lasertec Corp. (b)	9,500	1,842,275
Life Corp. (b)	1,600	50,754
Macnica Fuji Electronics Holdings, Inc. (b)	6,200	148,999
Marubeni Corp. (b)	5,200	45,198
Maruha Nichiro Corp. (b)	1,600	33,994
Mcj Co., Ltd. (b)	3,700	41,231
Medipal Holdings Corp. (b)	1,400	26,734
Megachips Corp. (b)	2,400	68,778
Meiwa Estate Co., Ltd. (b)	11,900	65,652
Mimasu Semiconductor Industry Co., Ltd. (b)	5,100	125,223
Mirai Corp. (b)	383	178,961
Mitsubishi Heavy Industries Ltd. (b)	2,200	64,697
Mitsubishi Research Institute, Inc. (b)	1,900	67,481
Mitsui & Co., Ltd. (b)	27,300	614,255
Mitsui-Soko Holdings Co., Ltd. (b)	4,900	111,396
Miyaji Engineering Group, Inc. (b)	1,400	28,853
Mos Food Services, Inc. (b)	1,400	38,239
Ms&Ad Insurance Group Holdings, Inc. (b)	20,500	591,788
Nafco Co., Ltd. (b)	4,400	79,461
Nintendo Co., Ltd. (b)	500	290,920
Nippon Commercial Development Co., Ltd. (b)	3,500	54,837
Nippon Electric Glass Co., Ltd. (b)	3,100	72,798
Nippon Systemware Co., Ltd. (b)	2,300	47,009
Nippon Telegraph & Telephone Corp. (b)	22,500	586,092
Nipro Corp. (b)	12,800	151,231
Nishi-Nippon Financial Holdings, Inc. (b)	14,900	84,519
Nishio Rent All Co., Ltd. (b)	1,700	47,411
Nissan Chemical Corp. (b)	1,200	58,731
Nitto Denko Corp. (b)	3,800	283,412
Nojima Corp. (b)	1,000	24,709
Nok Corp. (b)	6,000	74,167
Nomura Holdings, Inc. (b)	8,700	44,193
Nomura Real Estate Holdings, Inc. (b)	7,800	197,810
Nomura Research Institute Ltd. (b)	5,201	172,115
Ns United Kaiun Kaisha Ltd. (b)	2,500	54,472
Okamura Corp. (b)	8,000	107,963
Open House Co., Ltd. (b)	2,300	108,115
Organo Corp. (b)	500	27,991
Oriental Shiraishi Corp. (a)(b)	35,600	89,107
Osaka Soda Co., Ltd. (b)	2,000	43,718
Otsuka Holdings Co., Ltd. (b)	2,300	95,350
Oyo Corp. (b)	3,700	41,534
Panasonic Corp. (b)	155,441	1,797,822
Prima Meat Packers Ltd. (b)	1,900	51,378
Recruit Holdings Co., Ltd. (b)	1,900	93,491
Relia, Inc. (b)	6,600	80,596
Renesas Electronics Corp. (a)(b)	2,400	25,965
Resona Holdings, Inc. (b)	150,900	578,484
Resorttrust, Inc. (b)	3,300	53,864
Restar Holdings Corp. (b)	4,000	67,887
Ride On Express Holdings Co., Ltd. (b)	2,500	32,139
Sakata Inx Corp. (b)	5,000	45,393
Sanei Architecture Planning Co., Ltd. (b)	5,500	98,857
Sankyo Tateyama, Inc. (b)	4,000	30,795
Scsk Corp. (b)	2,000	119,141
Secom Co., Ltd. (b)	500	37,993
Seikagaku Corp. (b)	3,300	32,246
Seven & I Holdings Co., Ltd. (b)	1,800	85,804
Shimadzu Corp. (b)	6,500	251,185
Shimano, Inc. (b)	1,800	426,822
Shin Nippon Biomedical Laboratories Ltd. (b)	12,100	89,183
Shinoken Group Co., Ltd. (b)	2,900	31,815
Shionogi & Co., Ltd. (b)	900	46,904
Sky Perfect Jsat Holdings, Inc. (b)	42,900	156,351
Softbank Corp. (b)	1,500	19,621
Softbank Group Corp. (b)	400	28,012
Softcreate Holdings Corp. (b)	1,700	39,037
Sony Group Corp. (b)	2,600	252,338
Starts Proceed Investment Corp. (b)	77	167,756
Sumitomo Corp. (b)	11,900	159,206
Sumitomo Mitsui Financial Group, Inc. (b)	29,400	1,011,793
Sumitomo Mitsui Trust Holdings, Inc. (b)	1,100	34,816
Sumitomo Riko Co., Ltd. (b)	4,900	31,829
Sumitomo Rubber Industries Ltd. (b)	8,900	122,771
Sumitomo Seika Chemicals Co., Ltd. (b)	700	22,677
Suzuki Motor Corp. (b)	7,800	329,914
T&D Holdings, Inc. (b)	29,400	382,005
Taisei Corp. (b)	2,600	85,098
Taiyo Holdings Co., Ltd. (b)	500	23,646
Takamatsu Construction Group Co., Ltd. (b)	2,700	49,131
Takara Leben Co., Ltd. (b)	19,700	59,567
Takara Leben Real Estate Investment Corp. (b)	60	67,120
Takasho Co., Ltd. (b)	3,900	28,988
The 77 Bank Ltd. (b)	4,100	44,792
The Aichi Bank Ltd. (b)	3,500	87,502
The Chiba Kogyo Bank Ltd. (b)	10,500	24,604
The Juroku Bank Ltd. (b)	3,400	59,744
The Nisshin Oillio Group Ltd. (b)	4,100	113,279
The Oita Bank Ltd. (b)	1,300	19,674
The Yamanashi Chuo Bank Ltd. (b)	4,600	33,488
Toa Corp./Tokyo (b)	4,300	95,261
Tokyo Electron Device Ltd. (b)	1,600	78,732
Tokyo Electron Ltd. (b)	600	258,325
Tokyo Tekko Co., Ltd. (b)	3,400	47,363
Tokyotokeiba Co., Ltd. (b)	2,900	118,341
Topy Industries Ltd. (b)	2,500	29,153
Towa Pharmaceutical Co., Ltd. (b)	1,700	41,364
Toyo Kanetsu Kk (b)	1,300	28,821
Toyo Seikan Group Holdings Ltd. (b)	8,300	113,274
Toyobo Co., Ltd. (b)	3,400	40,681
Toyota Motor Corp. (b)	4,000	349,190
Trend Micro, Inc./Japan (b)	1,200	62,876
Tsukuba Bank Ltd. (b)	27,900	43,372
Ube Industries Ltd. (b)	4,100	82,823
Uchida Yoko Co., Ltd. (b)	1,100	48,702
United Urban Investment Corp. (b)	4	5,785
Unitika Ltd. (a)(b)	20,800	65,877
Uss Co., Ltd. (b)	3,800	66,261
Valqua Ltd. (b)	1,700	33,243
Warabeya Nichiyo Holdings Co., Ltd. (b)	2,500	48,752
Will Group, Inc. (b)	5,900	53,831
Yamada Holdings Co., Ltd. (b)	11,100	51,245
Yamaha Motor Co., Ltd. (b)	200	5,434
Yokogawa Bridge Holdings Corp. (b)	1,900	35,985
Yokohama Reito Co., Ltd. (b)	6,000	47,626
Zozo, Inc. (b)	5,000	169,973
		30,704,315
Jersey - 0.0% (f)
Centamin Plc (b)	54,095	75,939

Luxembourg - 0.2%
Arcelormittal Sa (b)	3,390	104,066
Aroundtown Sa (b)	11,178	87,088
Sword Group (b)	1,328	60,172
Tenaris Sa (b)	18,697	204,734
		456,060
Malaysia - 0.2%
Astro Malaysia Holdings Bhd (b)	166,300	46,089
Frencken Group Ltd. (b)	141,400	197,002
Hartalega Holdings Bhd (b)	66,300	117,355
Hengyuan Refining Co Bhd (b)	41,300	48,158
Kossan Rubber Industries (b)	49,700	38,532
Lotte Chemical Titan Holding Bhd (b)(e)	101,100	67,753
Sime Darby Bhd (b)	39,000	20,481
Supermax Corp. Bhd (b)	57,900	45,999
Uchi Technologies Bhd (b)	54,900	40,373
Vs Industry Bhd (b)	151,500	50,446
		672,188
Malta - 0.1%
Angler Gaming Plc (a)(c)(d)	14,904	43,538
Kindred Group Plc (b)	8,111	127,178
		170,716
Mauritius - 0.0% (f)
Capital Ltd. (b)	88,034	90,225

Mexico - 0.1%
Arca Continental Sab De Cv (b)	17,100	98,959
Bolsa Mexicana De Valores Sab De Cv	12,600	27,812
Grupo Cementos De Chihuahua Sab De Cv (b)	10,000	80,400
Qualitas Controladora Sab De Cv	8,300	38,869
		246,040
Netherlands - 3.5%
Adyen Nv (a)(b)(e)	655	1,600,765
Akzo Nobel Nv (b)	780	96,389
Asml Holding Nv (b)	1,546	1,064,421
Asml Holding Nv	3,750	2,590,650
Asr Nederland Nv (b)	3,832	147,954
Boskalis Westminster (b)	1,780	57,140
Eurocommercial Properties Nv (b)	5,521	137,385
Flow Traders (b)(e)	1,380	59,360
Forfarmers Nv (b)	10,037	59,285
Heijmans Nv (b)	4,019	61,390
Ing Groep Nv (b)	129,229	1,709,652
Koninklijke Ahold Delhaize Nv (b)	13,843	411,581
Koninklijke Bam Groep Nv (a)(b)	17,187	47,764
Koninklijke Kpn Nv (b)	37,112	115,941
Nn Group Nv (b)	936	44,116
Ordina Nv (b)	14,811	66,448
Pharming Group Nv (a)(b)	30,886	35,130
Randstad Nv (b)	4,718	361,091
Royal Dutch Shell Plc (b)	8,661	174,046
Royal Dutch Shell Plc (b)	4,012	77,955
Royal Dutch Shell Plc (b)	91,689	1,849,784
Signify Nv (b)(e)	787	49,788
		10,818,035
New Zealand - 0.1%
Fisher & Paykel Healthcare Corp. Ltd. (b)	5,342	116,196
Pushpay Holdings Ltd. (a)(b)	60,997	76,807
		193,003
Norway - 0.2%
Arcticzymes Technologies Asa (a)(b)	4,709	50,416
Atea Asa (b)	2,637	51,351
Avance Gas Holding Ltd. (b)(e)	6,359	28,573
Europris Asa (b)(e)	9,658	60,579
Kongsberg Gruppen Asa (b)	1,186	30,548
Norsk Hydro Asa (b)	48,796	311,709
Norwegian Finans Holding Asa (b)	6,254	70,432
Sparebank 1 Nord Norge (b)	4,776	47,365
Veidekke Asa (b)	2,030	27,163
		678,136
Peru - 0.0% (f)
Southern Copper Corp.	761	48,947

Philippines - 0.0% (f)
Metropolitan Bank & Trust Co (b)	21,500	21,446
Nickel Asia Corp. (b)	299,300	33,778
		55,224
Poland - 0.1%
Asseco Poland Sa (b)	1,443	29,201
Budimex Sa (b)	582	42,745
Enea Sa (a)(b)	23,053	51,428
Grupa Azoty Sa (a)(b)	4,356	37,707
Inpost Sa (a)(b)	113	2,270
Santander Bank Polska Sa (a)(b)	1,692	112,855
Tauron Polska Energia Sa (a)(b)	139,872	122,562
Warsaw Stock Exchange (b)	2,389	29,847
		428,615
Portugal - 0.1%
Banco Comercial Portugues Sa (a)(b)	292,049	46,709
Sonae Sgps Sa (b)	118,438	112,400
		159,109
Qatar - 0.0% (f)
Qatar Islamic Bank Saq (b)	6,575	31,224

Republic of Korea - 0.0% (f)
Hybe Co., Ltd. (a)(b)	28	7,270

Russia - 0.8%
Lukoil Pjsc	16,488	1,516,896
Mmc Norilsk Nickel (a)(b)	392	132,747
Novolipetsk Steel Pjsc (b)	56,950	178,964
Phosagro Pjsc (b)	2,591	56,428
Rostelecom Pjsc (a)(b)	106,154	148,317
Severstal Pao (b)	9,951	213,468
Tatneft Pjsc (b)	25,316	184,247
		2,431,067
Saudi Arabia - 0.1%
Al Hammadi Co For Development And Investment (b)	3,164	33,389
Dar Al Arkan Real Estate Development Co (a)(b)	5,763	16,217
Saudi Industrial Investment Group (b)	8,563	79,943
Saudi Kayan Petrochemical Co (a)(b)	3,713	17,882
		147,431
Singapore - 1.0%
Aem Holdings Ltd. (b)	12,900	36,771
Aims Apac Reit (b)	43,200	47,238
Bw Energy Ltd. (a)(b)	14,748	44,898
Bw Lpg Ltd. (b)(e)	7,711	49,812
Comfortdelgro Corp. Ltd. (b)	49,900	60,946
Cse Global Ltd. (b)	93,500	36,868
Dbs Group Holdings Ltd. (b)	54,550	1,210,517
Igg, Inc. (b)	23,000	30,394
Isdn Holdings Ltd. (b)	111,700	60,780
Japfa Ltd. (b)	149,100	91,565
Keppel Dc Reit (b)	20,200	37,442
Oversea-Chinese Banking Corp. Ltd. (b)	1,000	8,894
Riverstone Holdings Ltd./Singapore (b)	19,000	17,378
Sheng Siong Group Ltd. (b)	72,400	85,085
Singapore Exchange Ltd. (b)	17,700	147,346
Ums Holdings Ltd. (b)	35,000	39,698
Wilmar International Ltd. (b)	280,800	941,104
Xp Power Ltd. (b)	675	52,103
		2,998,839
South Africa - 0.5%
African Rainbow Minerals Ltd. (b)	5,025	89,938
Anglo American Platinum Ltd. (b)	1,546	178,656
Impala Platinum Holdings Ltd. (b)	6,473	106,973
Imperial Logistics Ltd. (b)	11,694	38,836
Investec Ltd. (b)	35,724	136,380
Investec Plc (b)	47,186	188,367
Kap Industrial Holdings Ltd. (a)(b)	94,677	27,379
Kumba Iron Ore Ltd. (b)	2,491	111,718
Mr Price Group Ltd. (b)	6,559	96,651
Multichoice Group (b)	7,059	58,032
Royal Bafokeng Platinum Ltd. (b)	7,033	50,248
Shoprite Holdings Ltd. (b)	12,824	139,566
Sibanye Stillwater Ltd. (b)	45,462	190,221
Vodacom Group Ltd. (b)	6,085	54,864
		1,467,829
South Korea - 3.0%
Afreecatv Co., Ltd. (b)	561	59,289
Ahnlab, Inc. (b)	586	37,325
Bnk Financial Group, Inc. (b)	21,211	145,578
Daewoo Engineering & Construction Co., Ltd. (a)(b)	3,872	27,394
Db Hitek Co., Ltd. (b)	1,072	59,426
Db Insurance Co., Ltd. (b)	689	33,531
Dgb Financial Group, Inc. (b)	9,839	81,267
Dl Construction Co., Ltd. (b)	3,353	106,462
Dongwha Pharm Co., Ltd. (b)	2,970	41,281
Dongwon Industries Co., Ltd. (b)	340	79,391
Doubleugames Co., Ltd. (b)	453	24,018
Global Standard Technology Co., Ltd. (b)	2,322	56,505
Golfzon Co., Ltd. (b)	427	51,231
Gs Holdings Corp. (b)	1,801	74,017
Hana Financial Group, Inc. (b)	21,866	893,284
Hankook Tire & Technology Co., Ltd. (b)	3,531	162,140
Hansol Chemical Co., Ltd. (b)	371	80,833
Hanwha Aerospace Co., Ltd. (b)	772	32,228
Hanwha General Insurance Co., Ltd. (a)(b)	11,184	48,378
Hanwha Life Insurance Co., Ltd. (b)	14,071	46,918
Hanyang Eng Co., Ltd. (b)	1,659	26,378
Hmm Co., Ltd. (a)(b)	1,050	40,942
Humedix Co., Ltd. (b)	1,676	52,893
Hyundai Engineering & Construction Co., Ltd. (b)	1,314	68,043
Hyundai Steel Co (b)	936	44,621
Insun Ent Co., Ltd. (a)(b)	3,703	43,576
I-Sens, Inc. (b)	1,074	29,044
Jb Financial Group Co., Ltd. (b)	5,186	34,681
Kakao Corp. (b)	872	126,190
Kgmobilians Co., Ltd. (b)	3,027	28,597
Kia Corp. (b)	3,573	284,355
Kiwoom Securities Co., Ltd. (b)	246	28,625
Korea Asset In Trust Co., Ltd. (b)	35,043	149,234
Korean Reinsurance Co (b)	15,440	134,985
Kt Skylife Co., Ltd. (b)	6,104	58,208
Kumho Petrochemical Co., Ltd. (b)	711	138,314
Kyung Dong Navien Co., Ltd. (b)	700	43,578
Lf Corp. (b)	1,796	32,462
Lg Chem Ltd. (b)	5	3,775
Lg Corp. (b)	722	65,728
Lg Hausys Ltd. (b)	1,933	169,215
Lg Innotek Co., Ltd. (b)	700	138,658
Lotte Chemical Corp. (b)	182	42,432
Meritz Securities Co., Ltd. (b)	10,500	44,131
Mom'S Touch&Co (b)	8,113	33,393
Osstem Implant Co., Ltd. (b)	370	37,362
Posco (b)	7,963	2,450,514
Samsung Card Co., Ltd. (b)	955	29,056
Samsung Electronics Co., Ltd. (b)	13,979	1,001,950
Seegene, Inc. (a)(b)	1,422	104,385
Shinhan Financial Group Co., Ltd. (b)	34,039	1,225,959
Silicon Works Co., Ltd. (b)	920	99,377
Sk Gas Ltd. (b)	1,079	117,212
Sunjin Co., Ltd. (b)	1,874	29,451
The Nature Holdings Co., Ltd. (b)	574	37,832
Tokai Carbon Korea Co., Ltd. (b)	271	48,527
Tse Co., Ltd. (b)	533	27,723
Woori Financial Group, Inc. (b)	4,266	43,363
Worldex Industry & Trading Co., Ltd. (b)	1,770	38,991
Youngone Corp. (b)	881	34,686
		9,328,942
Spain - 1.0%
Amadeus It Group Sa (a)(b)	22,300	1,568,273
Banco Bilbao Vizcaya Argentaria Sa (b)	35,402	220,248
Caixabank Sa (b)	229,138	704,087
Endesa Sa (b)	1,327	32,192
Faes Farma Sa (b)	18,439	73,592
Gestamp Automocion Sa (a)(b)(e)	15,130	80,206
Grupo Catalana Occidente Sa (b)	1,893	73,069
Industria De Diseno Textil Sa (b)	9,298	327,631
Liberbank Sa (b)	93,437	34,305
Pharma Mar Sa (b)	309	27,799
Repsol Sa (b)	7,989	100,209
Telefonica Sa (b)	6,252	29,213
		3,270,824
Sweden - 2.5%
Academedia Ab (b)(e)	11,534	108,920
Alfa Laval Ab (b)	4,526	159,939
Assa Abloy Ab (b)	2,675	80,595
Atlas Copco Ab (b)	30,050	1,840,926
Bergs Timber Ab (b)	40,413	24,464
Betsson Ab (a)(b)	7,008	57,167
Bilia Ab (b)	6,610	140,073
Biogaia Ab (b)	564	31,373
Biotage Ab (b)	2,218	52,507
Boliden Ab (b)	214	8,231
Bufab Ab (b)	1,010	27,976
Bulten Ab (b)	3,494	41,975
Epiroc Ab (a)(b)	1,178	26,845
Evolution Ab (b)(e)	9,350	1,478,143
Fastighets Ab Balder (a)(b)	39	2,447
Ferronordic Ab (b)	1,876	49,430
Fortnox Ab (b)	2,042	100,450
G5 Entertainment Ab (b)	757	46,500
Getinge Ab (b)	2,041	77,008
Humana Ab (a)(b)	3,322	26,088
Husqvarna Ab (b)	6,372	84,707
Intrum Ab (b)	917	30,029
Inwido Ab (b)	10,006	173,104
Know It Ab (b)	1,845	60,476
Leovegas Ab (b)(e)	12,386	55,024
Lime Technologies Ab (b)	1,496	56,931
Lindab International Ab (b)	3,097	72,294
Loomis Ab (b)	2,793	87,382
Lundin Energy Ab (b)	8,654	307,054
Ncc Ab (b)	4,911	83,858
New Wave Group Ab (a)(b)	8,422	106,880
Nibe Industrier Ab (a)(b)	1,272	13,389
Nobina Ab (b)(e)	16,280	147,842
Nordic Waterproofing Holding Ab (b)	2,442	52,744
Note Ab (a)(b)	4,906	66,049
Nyfosa Ab (b)	5,157	69,670
Pricer Ab (b)	18,235	67,516
Saab Ab (b)	996	26,441
Sandvik Ab (b)	21,031	537,303
Svenska Handelsbanken Ab (b)	4,319	48,709
Swedbank Ab (b)	14,133	262,794
Swedencare Ab (a)(b)	3,040	40,861
Swedish Match (a)(b)	28,132	239,945
Telefonaktiebolaget Lm Ericsson (b)	29,216	367,394
Tethys Oil Ab (a)(b)	8,090	55,291
Thule Group Ab (b)(e)	3,553	157,565
Vitrolife Ab (b)	1,962	81,571
		7,733,880
Switzerland - 5.6%
Adecco Group Ag (b)	448	30,450
Alcon, Inc. (b)	25,230	1,767,282
Bachem Holding Ag (b)	538	318,789
Belimo Holding Ag (a)(b)	67	30,645
Bellevue Group Ag (b)	1,679	72,589
Cie Financiere Richemont Sa (b)	96	11,623
Credit Suisse Group Ag (b)	40,678	425,745
Dormakaba Holding Ag (b)	84	57,258
Ferrexpo Plc (b)	14,776	87,673
Gam Holding Ag (a)(b)	11,288	24,525
Geberit Ag (b)	745	559,027
Holcim Ltd. (b)	12,355	741,257
Interroll Holding Ag (b)	12	47,613
Kuehne + Nagel International Ag (b)	578	197,839
Lem Holding Sa (b)	22	46,127
Logitech International Sa (b)	1,646	199,488
Lonza Group Ag (b)	2,730	1,935,277
Nestle Sa (b)	20,010	2,491,952
Novartis Ag (b)	981	89,413
Partners Group Holding Ag (b)	115	174,279
Roche Holding Ag (b)	7,469	2,814,847
Schindler Holding Ag (b)	403	123,299
Sgs Sa (b)	9	27,764
Siegfried Holding Ag (b)	63	59,076
Sika Ag (b)	6,800	2,223,490
Sonova Holding Ag (b)	2,109	793,620
Stmicroelectronics Nv (b)	11,525	418,381
Tecan Group Ag (b)	442	219,112
Ubs Group Ag (b)	99,404	1,522,023
V-Zug Holding Ag (a)(b)	244	37,567
Zehnder Group Ag (b)	1,716	163,654
		17,711,684
Taiwan - 4.9%
Acer, Inc. (b)	141,000	148,275
Ase Technology Holding Co., Ltd.	18,000	72,355
Asrock, Inc. (b)	6,000	41,516
Asustek Computer, Inc. (b)	23,000	306,790
Catcher Technology Co., Ltd. (b)	136,000	888,844
Cathay Financial Holding Co., Ltd. (b)	103,000	199,074
Cheng Loong Corp. (b)	37,000	64,406
Cheng Shin Rubber Industry Co., Ltd. (b)	31,000	52,014
Chicony Power Technology Co., Ltd. (b)	24,000	62,338
China General Plastics Corp. (b)	55,000	74,448
Chung Hung Steel Corp. (a)(b)	58,000	127,397
Compal Electronics, Inc. (b)	163,000	130,751
Ctbc Financial Holding Co., Ltd. (b)	113,000	91,886
Da Cin Construction Co., Ltd. (b)	72,000	89,540
Dimerco Express Corp. (b)	11,269	54,128
Eclat Textile Co., Ltd. (b)	10,200	240,269
Everlight Electronics Co., Ltd. (b)	49,000	92,680
Feng Hsin Steel Co., Ltd. (b)	42,000	122,474
Formosan Rubber Group, Inc. (b)	87,000	77,325
Foxsemicon Integrated Technology, Inc.	3,000	25,680
Fubon Financial Holding Co., Ltd. (b)	3,000	7,942
Gigabyte Technology Co., Ltd. (b)	31,000	119,605
Global Mixed Mode Technology, Inc. (b)	7,000	59,109
Global Unichip Corp. (b)	3,000	44,529
Grand Pacific Petrochemical (a)(b)	48,000	51,517
Greatek Electronics, Inc. (b)	52,000	147,065
Hannstar Display Corp. (a)(b)	38,000	30,141
Ho Tung Chemical Corp. (a)(b)	198,000	87,052
Hon Hai Precision Industry Co., Ltd. (b)	667,461	2,683,020
Ibf Financial Holdings Co., Ltd. (b)	81,000	47,928
International Games System Co., Ltd. (b)	3,000	90,393
Ite Technology, Inc. (b)	33,000	144,048
Kuo Yang Construction Co., Ltd. (b)	111,914	116,282
Lotes Co., Ltd.	5,000	104,800
Mediatek, Inc. (b)	11,600	400,510
Micro-Star International Co., Ltd. (b)	33,000	186,326
Nantex Industry Co., Ltd. (b)	26,000	133,789
Nanya Technology Corp. (b)	45,000	128,721
Nien Made Enterprise Co., Ltd. (b)	9,400	139,532
Novatek Microelectronics Corp. (b)	20,700	370,724
Pegavision Corp.	8,000	173,423
Pou Chen Corp. (b)	16,000	22,585
Quanta Computer, Inc. (b)	55,000	172,723
Realtek Semiconductor Corp. (b)	19,400	351,620
Shin Foong Specialty & Applied Materials Co., Ltd.	6,000	62,234
Shining Building Business Co. Ltd. (a)(b)	107,000	45,498
Shiny Chemical Industrial Co., Ltd.	19,000	85,922
Silicon Motion Technology Corp.	500	32,050
Sitronix Technology Corp. (b)	9,000	101,104
Sonix Technology Co., Ltd. (b)	39,000	131,438
Taita Chemical Co., Ltd. (b)	25,000	39,080
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	119,600	2,554,042
Taiwan Semiconductor Manufacturing Co., Ltd.	24,700	2,967,952
Topco Scientific Co., Ltd. (b)	7,000	31,404
Txc Corp. (b)	36,000	162,799
Upc Technology Corp. (b)	44,000	42,928
Vanguard International Semiconductor Corp. (b)	22,000	92,967
Winbond Electronics Corp. (b)	24,000	29,929
Yfy, Inc. (b)	188,000	308,061
		15,462,982
Thailand - 0.4%
Ap Thailand Pcl (b)	568,700	148,312
Hana Microelectronics Pcl (b)	25,800	57,445
Mega Lifesciences Pcl (b)	49,000	58,554
Polyplex Thailand Pcl (b)	89,900	72,986
Pruksa Holding Pcl (b)	102,400	44,131
Quality Houses Pcl (b)	331,100	23,567
Rs Pcl (a)(b)	74,414	53,247
Sansiri Pcl (b)	2,403,200	99,870
Sc Asset Corp. Pcl (b)	422,600	40,902
The Siam Commercial Bank Pcl (b)	193,500	592,283
United Paper Pcl (b)	73,608	48,540
		1,239,837
Turkey - 0.2%
Akbank Tas (b)	649,930	395,181
Aksa Akrilik Kimya Sanayii As (b)	22,794	39,319
Aksa Enerji Uretim As (a)(b)	53,936	71,593
Haci Omer Sabanci Holding As (b)	94,813	97,069
Koza Altin Isletmeleri As (a)(b)	2,967	39,894
Koza Anadolu Metal Madencilik Isletmeleri As (a)(b)	24,080	39,219
Logo Yazilim Sanayi Ve Ticaret As (b)	5,752	21,935
Vestel Elektronik Sanayi Ve Ticaret As (a)(b)	11,637	40,491
Yatas Yatak Ve Yorgan Sanayi Ve Ticaret As (b)	15,229	22,801
		767,502
United Arab Emirates - 0.3%
Abu Dhabi Commercial Bank Pjsc (b)	464,336	868,817
Abu Dhabi Islamic Bank Pjsc (b)	56,208	83,862
Dubai Islamic Bank Pjsc (b)	69,170	90,816
		1,043,495
United Kingdom - 0.6%
Travis Perkins (a)(b)	79,669	1,862,668

United States - 2.9%
Aon Plc	5,220	1,246,327
Epam Systems, Inc. (a)	3,250	1,660,620
Mettler-Toledo International, Inc. (a)	1,396	1,933,935
Parade Technologies Ltd.	2,000	99,417
Resmed, Inc.	10,400	2,563,808
Steris Plc	7,650	1,578,195
		9,082,302
Total Common Stocks (Cost $175,963,787)		244,232,634

PREFERRED STOCKS - 0.8%
Brazil - 0.2%
Alpargatas Sa (a)	5,700	57,392
Cia De Saneamento Do Parana (b)	103,800	87,234
Cia Energetica De Minas Gerais	36,013	87,901
Cia Paranaense De Energia (b)	113,900	135,110
Petroleo Brasileiro Sa (b)	28,700	169,818
Unipar Carbocloro Sa (b)	2,500	49,957
		587,412
Germany - 0.6%
Bayerische Motoren Werke Ag (b)	2,199	197,646
Draegerwerk Ag & Co Kgaa (b)	598	56,592
Einhell Germany Ag (b)	210	40,675
Sartorius Ag (b)	19	9,891
Sto Se & Co Kgaa (b)	148	32,291
Volkswagen Ag (b)	6,932	1,738,372
		2,075,467
Total Preferred Stocks (Cost $2,688,162)		2,662,879

	Par Value
U.S. TREASURY OBLIGATIONS - 0.5%
U.S. Treasury Notes - 0.5%
0.125%, due 05/31/23 (b)	144,000	143,707
0.125%, due 06/30/23 (b)	39,000	38,903
0.250%, due 06/15/24 (b)	494,000	490,990
0.250%, due 10/31/25 (b)	59,000	57,682
0.875%, due 06/30/26 (b)	753,000	752,647
1.250%, due 06/30/28 (b)	5,000	5,008
1.125%, due 02/15/31 (b)	27,000	26,215
1.625%, due 05/15/31 (b)	43,000	43,665
Total U.S. Treasury Obligations (Cost $1,559,601)		1,558,817

AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-108, 1.810%, due 03/25/30 (b)(g)	499,943	64,316
Series K-1501, 0.540%, due 04/25/30 (b)(g)	2,772,908	76,404
Series K-110, 1.815%, due 04/25/30 (b)(g)	499,295	63,572
Series K-118, 1.054%, due 09/25/30 (b)(g)	998,691	76,617
Total Agency Mortgage-Backed Obligations (Cost $258,610)		280,909

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.3%
Alen 2021-ACEN Mortgage Trust
Series 2021-ACEN, 2.323%, due 04/15/38 (1 Month U.S. LIBOR + 2.250%) (b)(e)	200,000	200,062
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 0.795%, due 03/15/37 (1 Month U.S. LIBOR + 0.722%) (b)(e)	200,000	198,750
BBCMS Trust
Series 2021-AGW, 1.323%, due 06/16/36 (1 Month U.S. LIBOR + 1.250%) (b)(e)	500,000	500,312
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 1.473%, due 10/15/37 (1 Month U.S. LIBOR + 1.400%) (b)(e)	100,000	100,126
CIM Trust 2021-J1
Series 2021-J1, 2.500%, due 03/25/51 (b)(e) (g)	481,365	489,487
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51 (b)(e) (g)	598,929	602,672
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 4.128%, due 07/12/49 (b)(g)	186,000	193,250
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 1.170%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (b)(e)	190,000	190,119
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/12/34 (b)(e)	200,000	209,110
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/06/34 (b)(e)	150,000	156,880
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series B, 5.611%, due 08/17/46 (b)(e) (g)	235,000	234,875
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (b)(e) (g)	101,846	103,904
JP MORGAN MORTGAGE TRUST 2018-5
Series 2018-5, 3.500%, due 10/25/48 (b)(e) (g)	237,794	242,279
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (b)(e) (g)	36,656	37,281
JP Morgan Mortgage Trust 2019-3
Series 2019-3, 4.000%, due 09/25/49 (b)(e) (g)	10,218	10,351
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (b)(e) (g)	265,208	270,543
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (b)(e) (g)	171,793	175,040
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51 (b)(e) (g)	298,737	301,724
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (b)(e) (g)	118,172	120,006
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.235%, due 07/17/45 (b)(g)	182,000	191,123
Mello Warehouse Securitization Trust 2020-1
Series 2020-1, 1.242%, due 10/27/53 (1 Month U.S. LIBOR + 1.150%) (b)(e)	150,000	151,179
Morgan Stanley Capital I Trust 2016-BNK2
Series C, 4.030%, due 11/18/49 (b)(g)	200,000	204,105
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50 (b)(e) (g)	126,770	129,133
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 1.842%, due 04/25/38 (1 Month U.S. LIBOR + 1.750%) (b)(e)	400,000	400,124
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43 (b)(g)	126,628	127,713
Sequoia Mortgage Trust 2016-3
Series 2016-3, 3.000%, due 11/25/46 (b)(e) (g)	128,855	129,369
Sequoia Mortgage Trust 2018-8
Series 2018-8, 4.000%, due 11/25/48 (b)(e) (g)	162,543	164,917
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49 (b)(e) (g)	16,806	17,140
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 10/25/49 (b)(e) (g)	26,179	26,763
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (b)(e) (g)	200,000	200,138
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51 (b)(e) (g)	400,000	406,375
Shellpoint Co-Originator Trust 2016-1
Series 2016-1, 3.500%, due 11/25/46 (b)(e) (g)	65,816	65,919
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/15/41 (b)(e)	220,000	229,214
Wells Fargo Commercial Mortgage Trust 2021-FCMT
Series A, 1.273%, due 05/15/31 (1 Month U.S. LIBOR + 1.200%) (b)(e)	100,000	100,240
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (1 Month U.S. LIBOR + 0.000%) (b)(e) (g)	224,641	228,516
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/16/47 (b)(g)	207,000	219,661
Total Non - Agency Mortgage-Backed Obligations (Cost $7,344,044)		7,328,400

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS - 0.1%
BANK 2020-BNK30
Series 2020-BNK30, 1.443%, due 12/17/53 (b)(g)	994,527	96,271
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.891%, due 09/17/53 (b)(g)	998,412	109,048
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.831%, due 08/15/53 (b)(g)	789,083	80,942
Total Non - Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $296,631)		286,261

ASSET BACKED SECURITIES - 1.7%
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 12/15/29 (b)	55,090	55,788
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27 (b)	100,000	100,556
Arbor Realty Collateralized Loan Obligation Ltd.
Series B, 1.700%, due 05/15/36 (1 Month U.S. LIBOR + 1.600%) (b)(e)	450,000	451,050
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (b)(e)	169,239	174,761
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25 (b)	200,000	201,769
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 08/20/35 (b)	285,166	282,260
Helios Issuer LLC
Series A, 2.980%, due 06/20/47 (b)(e)	257,045	268,290
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (b)(e)	300,000	296,572
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (b)(e)	258,635	268,442
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31 (b)(e)	200,000	199,544
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (b)(e)	125,936	124,357
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/15/69 (b)(e)	208,795	209,734
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69 (b)(e)	126,941	126,698
Oscar US Funding XII LLC
Series A-4, 1.000%, due 04/10/28 (b)(e)	200,000	202,197
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26 (b)(e)	100,000	99,632
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26 (b)(e)	150,000	148,697
Santander Drive Auto Receivables Trust 2020-3
Series B, 0.690%, due 03/17/25 (b)	100,000	100,304
Series C, 1.120%, due 01/15/26 (b)	200,000	201,142
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26 (b)	100,000	99,876
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54 (b)(e)	350,000	352,325
Sofi Consumer Loan Program 2018-1 Trust
Series B, 3.650%, due 02/25/27 (b)(e)	101,729	103,099
SoFi Consumer Loan Program 2020-1 Trust
Series B, 2.250%, due 01/25/29 (b)(e)	400,000	406,448
Sofi Professional Loan Program 2017-C LLC
Series A-1, 0.692%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (b)(e)	127,131	127,215
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (b)(e)	157,092	161,138
Tesla Auto Lease Trust 2019-A
Series 2019-A, 2.680%, due 01/20/23 (b)(e)	250,000	255,752
United Airlines 2014-2 Class A Pass Through Trust
Series A, 3.750%, due 03/03/28 (b)	42,808	45,143
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/30/51 (b)(e)	195,065	197,255
Volvo Financial Equipment LLC
Series A-4, 0.600%, due 03/15/28 (b)(e)	150,000	150,912
Westlake Automobile Receivables Trust 2020-3
Series B, 0.780%, due 11/17/25 (b)(e)	200,000	200,699
Total Asset Backed Securities (Cost $5,589,053)		5,611,655

COLLATERALIZED LOAN OBLIGATIONS - 1.6%
Aimco CLO 11 Ltd.
Series LTD, 1.564%, due 10/15/31 (3 Month U.S. LIBOR + 1.380%) (b)(e)	500,000	500,910
Apidos CLO XXIII
Series XXIII, 1.404%, due 04/15/33 (3 Month U.S. LIBOR + 1.220%) (b)(e)	400,000	400,160
Bardot CLO Ltd.
Series 2019, 1.834%, due 10/22/32 (3 Month U.S. LIBOR + 1.650%) (b)(e)	400,000	400,868
Barings CLO Ltd 2020-I
Series LTD, 1.584%, due 10/15/32 (3 Month U.S. LIBOR + 1.400%) (b)(e)	400,000	400,471
Benefit Street Partners CLO XIX Ltd.
Series A, 1.534%, due 01/18/33 (3 Month U.S. LIBOR + 1.350%) (b)(e)	400,000	400,884
Betony CLO 2 Ltd.
Series 2018, 1.266%, due 04/30/31 (3 Month U.S. LIBOR + 1.080%) (b)(e)	250,000	249,998
CIFC Funding 2020-III Ltd.
Series 2020-3, 1.788%, due 10/20/31 (3 Month U.S. LIBOR + 1.600%) (b)(e)	400,000	400,544
Dryden 78 CLO Ltd.
Series LTD, 1.370%, due 04/18/33 (3 Month U.S. LIBOR + 1.180%) (b)(e)	500,000	499,609
Marble Point CLO XIV Ltd.
Series FLT, 1.468%, due 01/20/32 (3 Month U.S. LIBOR + 1.280%) (b)(e)	490,000	490,145
Octagon Investment Partners 48 Ltd.
Series A, 1.688%, due 10/20/31 (3 Month U.S. LIBOR + 1.500%) (b)(e)	400,000	400,396
OHA Credit Funding 4 Ltd.
Series A-1, 1.552%, due 10/22/32 (3 Month U.S. LIBOR + 1.330%) (b)(e)	400,000	400,595
Sound Point CLO XXVII Ltd.
Series 2020-27, 1.876%, due 10/27/31 (3 Month U.S. LIBOR + 1.700%) (b)(e)	400,000	400,685
Total Collateralized Loan Obligations (Cost $4,925,430)		4,945,265

CORPORATE BONDS - 3.9%
Australia - 0.1%
Scentre Group Trust 1 / Scentre Group Trust 2
3.625%, due 01/28/26 (b)(e)	182,000	199,073
Britain - 0.2%
Astrazeneca Plc
0.700%, due 04/08/26 (b)	94,000	91,456
Bat International Finance Plc
1.668%, due 03/25/26 (b)	165,000	165,024
Bp Capital Markets Plc
3.535%, due 11/04/24 (b)	122,000	132,828
Royalty Pharma Plc
0.750%, due 09/02/23 (b)(e)	66,000	66,071
1.750%, due 09/02/27 (b)(e)	67,000	65,823
		521,202
Canada - 0.1%
Brookfield Finance, Inc.
2.724%, due 04/15/31 (b)	165,000	168,965
Royal Bank Of Canada
1.200%, due 04/27/26 (b)	100,000	99,791
The Bank Of Nova Scotia
2.700%, due 08/03/26 (b)	182,000	194,002
		462,758
Cayman Islands - 0.0% (f)
Xlit Ltd.
4.450%, due 03/31/25 (b)	80,000	89,695
Guernsey - 0.0% (f)
Credit Suisse Group Guernsey Vii Ltd. CVRT
3.000%, due 11/12/21 (b)(e)	14,000	17,074
Japan - 0.1%
Mitsubishi Ufj Financial Group, Inc.
3.761%, due 07/26/23 (b)	77,000	82,071
Nissan Motor Co. Ltd.
4.810%, due 09/17/30 (b)(e)	80,000	90,008
		172,079
United States - 3.4%
3M Co.
2.000%, due 02/14/25 (b)	102,000	106,198
Abbvie, Inc.
3.800%, due 03/15/25 (b)	140,000	152,799
Aflac, Inc.
3.250%, due 03/17/25 (b)	100,000	108,013
Alabama Power Co.
1.450%, due 09/15/30 (b)	110,000	104,792
Altria Group, Inc.
3.400%, due 05/06/30 (b)	102,000	107,655
Amazon.Com, Inc.
1.500%, due 06/03/30 (b)	146,000	142,972
Ameren Illinois Co.
3.800%, due 05/15/28 (b)	87,000	98,338
American Honda Finance Corp.
1.200%, due 07/08/25 (b)	81,000	81,416
American International Group, Inc.
3.900%, due 04/01/26 (b)	162,000	180,377
American Tower Corp.
5.000%, due 02/15/24 (b)	76,000	84,228
Amgen, Inc.
3.200%, due 11/02/27 (b)	132,000	143,764
Amphenol Corp.
2.800%, due 02/15/30 (b)	107,000	112,987
Apple, Inc.
1.200%, due 02/08/28 (b)	100,000	98,514
Assurant, Inc.
4.200%, due 09/27/23 (b)	77,000	82,516
At&T, Inc.
2.750%, due 06/01/31 (b)	160,000	165,684
Bank Of America Corp.
4.125%, due 01/22/24 (b)	214,000	232,876
4.000%, due 01/22/25 (b)	82,000	89,781
1.734%, due 07/22/27 (SOFR Rate + 0.960%) (b)(g)	200,000	201,139
2.496%, due 02/13/31 (3 Month U.S. LIBOR + 0.990%) (b)(g)	194,000	197,720
Broadcom, Inc.
4.150%, due 11/15/30 (b)	260,000	291,384
Carrier Global Corp.
2.722%, due 02/15/30 (b)	215,000	222,632
Caterpillar Financial Services Corp.
2.850%, due 05/17/24 (b)	104,000	110,739
Charter Communications Operating Llc / Charter Communications Operating Capital
4.464%, due 07/23/22 (b)	64,000	66,252
Citigroup, Inc.
0.981%, due 05/01/25 (SOFR Rate + 0.669%) (b)(g)	150,000	149,796
4.450%, due 09/29/27 (b)	88,000	100,271
Constellation Brands, Inc.
3.700%, due 12/06/26 (b)	102,000	113,420
Cvs Health Corp.
3.875%, due 07/20/25 (b)	270,000	297,920
1.750%, due 08/21/30 (b)	160,000	153,266
Duke Energy Corp.
3.150%, due 08/15/27 (b)	156,000	168,366
Ecolab, Inc.
4.800%, due 03/24/30 (b)	70,000	85,554
Eli Lilly & Co.
7.125%, due 06/01/25 (b)	100,000	122,810
Entergy Corp.
0.900%, due 09/15/25 (b)	110,000	108,452
Enterprise Products Operating Llc
2.800%, due 01/31/30 (b)	80,000	84,208
Equinix, Inc.
1.250%, due 07/15/25 (b)	145,000	145,341
Exxon Mobil Corp.
2.275%, due 08/16/26 (b)	109,000	114,935
Firstenergy Corp.
4.400%, due 07/15/27 (b)	159,000	172,832
General Electric Co.
3.450%, due 05/01/27 (b)	109,000	119,881
Global Payments, Inc.
2.650%, due 02/15/25 (b)	90,000	94,744
Hca, Inc.
4.125%, due 06/15/29 (b)	113,000	127,266
Johnson & Johnson
0.950%, due 09/01/27 (b)	100,000	98,055
1.300%, due 09/01/30 (b)	100,000	97,034
Jpmorgan Chase & Co.
2.776%, due 04/25/23 (3 Month U.S. LIBOR + 0.935%) (b)(g)	187,000	190,515
3.875%, due 09/10/24 (b)	211,000	229,467
1.578%, due 04/22/27 (SOFR Rate + 0.885%) (b)(g)	150,000	150,272
2.522%, due 04/22/31 (SOFR Rate + 2.040%) (b)(g)	390,000	398,217
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25 (b)	77,000	86,453
Kinder Morgan Energy Partners Lp
3.450%, due 02/15/23 (b)	77,000	79,984
Kite Realty Group Lp
4.000%, due 10/01/26 (b)	109,000	117,243
Microsoft Corp.
2.400%, due 08/08/26 (b)	213,000	227,000
Morgan Stanley
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (b)(g)	257,000	266,210
0.985%, due 12/10/26 (SOFR Rate + 0.720%) (b)(g)	160,000	157,564
1.593%, due 05/04/27 (SOFR Rate + 0.879%) (b)(g)	200,000	200,612
Mplx Lp
4.875%, due 12/01/24 (b)	81,000	90,315
2.650%, due 08/15/30 (b)	59,000	59,516
Nextera Energy Capital Holdings, Inc.
3.150%, due 04/01/24 (b)	81,000	85,961
Oracle Corp.
2.950%, due 04/01/30 (b)	231,000	242,712
O'Reilly Automotive, Inc.
3.600%, due 09/01/27 (b)	182,000	203,190
Owl Rock Capital Corp.
3.750%, due 07/22/25 (b)	80,000	84,666
Pepsico, Inc.
2.625%, due 07/29/29 (b)	92,000	98,432
Phillips 66
0.900%, due 02/15/24 (b)	78,000	78,096
Raytheon Technologies Corp.
3.200%, due 03/15/24 (b)	101,000	107,367
Realty, Inc.ome Corp.
3.250%, due 01/15/31 (b)	194,000	211,217
Ross Stores, Inc.
4.600%, due 04/15/25 (b)	131,000	147,765
Sabine Pass Liquefaction Llc
5.625%, due 03/01/25 (b)	62,000	70,835
Sierra Pacific Power Co.
2.600%, due 05/01/26 (b)	140,000	148,327
Southwestern Electric Power Co.
1.650%, due 03/15/26 (b)	100,000	101,158
Steel Dynamics, Inc.
1.650%, due 10/15/27 (b)	80,000	79,610
Td Ameritrade Holding Corp.
3.300%, due 04/01/27 (b)	59,000	64,700
The Aes Corp.
1.375%, due 01/15/26 (b)(e)	78,000	77,134
The Boeing Co.
4.875%, due 05/01/25 (b)	82,000	91,876
The Goldman Sachs Group, Inc.
2.908%, due 06/05/23 (3 Month U.S. LIBOR + 1.053%) (b)(g)	158,000	161,403
0.855%, due 02/12/26 (SOFR Rate + 0.609%) (b)(g)	100,000	99,248
The Walt Disney Co.
2.200%, due 01/13/28 (b)	79,000	81,765
T-Mobile Usa, Inc.
3.750%, due 04/15/27 (b)	80,000	88,386
Verizon Communications, Inc.
3.376%, due 02/15/25 (b)	162,000	175,483
4.329%, due 09/21/28 (b)	80,000	92,848
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (b)(g)	249,000	260,423
		10,642,897
Total Corporate Bonds (Cost $12,195,496)		12,104,778

WARRANTS - 0.0% (f)
Malaysia - 0.0% (f)
Vs Industry Bhd
1.380%, due 06/14/2024 (a)	14,680	937
Thailand - 0.0% (f)
Rs Pcl
29.000%, due 12/31/2024 (a)(b)	14,883	–
Total Warrants (Cost $–)		937

AFFILIATED REGISTERED INVESTMENT COMPANIES - 4.8%
United States - 4.8%
Voya Emerging Markets Hard Currency Debt Fund - Class P	239,140	2,331,619
Voya High Yield Bond Fund - Class P	300,014	2,433,113
Voya Investment Grade Credit Fund - Class P	62,236	707,002
Voya Securitized Credit Fund - Class P	974,482	9,569,417
Total Affiliated Registered Investment Companies (Cost $14,606,274)		15,041,151

Total Investments at Value - 93.7% (Cost $225,427,088)		294,053,686
Other Assets in Excess of Liabilities - 6.3%		19,634,240
Net Assets - 100.0%		$313,687,926

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Level 2 security.
(c)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $43,538 as of June 30, 2021, representing 0.0% of net assets.
(d)	Illiquid security. The total value of such securities is $43,538 as of June 30, 2021, representing 0.0% of net assets.
(e)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of June 30, 2021, the value of these investments was $27,490,285, or 8.8% of total net assets.
(f)	Represents less than 0.1%.
(g)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2021.

REIT Real Estate Investment Trust

ADR American Depository Receipt

CDI CREST Depository Interest

GDR Global Depository Receipt

NVDR Non-Voting Depository Receipt

SDR Special Depository Receipt

LIBOR London Interbank Offered Rate

SOFR Secured Overnight Financing Rate

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE INCOME OPPORTUNITIES FUND	June 30, 2021 (Unaudited)
SCHEDULE OF INVESTMENTS

		Par Value	Value
U.S. TREASURY OBLIGATIONS - 9.5%
U.S. Treasury Bonds - 1.9%
4.750%, due 02/15/37		$340,000	$482,269
4.375%, due 02/15/38		610,000	838,750
2.250%, due 05/15/41		799,000	831,459
2.750%, due 11/15/47		460,000	523,322
3.000%, due 02/15/49		1,095,000	1,310,407
2.000%, due 02/15/50		495,000	486,183
1.625%, due 11/15/50		1,300	1,167
1.875%, due 02/15/51 (a)		418,000	398,733
2.375%, due 05/15/51		680,000	726,006
			5,598,296
U.S. Treasury Notes - 7.5%
0.125%, due 10/31/22		5,800,000	5,798,187
0.125%, due 12/31/22		980,000	979,234
0.125%, due 05/31/23		105,000	104,787
0.125%, due 06/30/23		930,000	927,675
0.125%, due 10/15/23		1,901,000	1,892,980
0.125%, due 01/15/24		760,000	755,488
2.375%, due 02/29/24		155,000	163,162
0.250%, due 06/15/24		4,625,000	4,596,816
1.500%, due 11/30/24		750,000	773,906
0.375%, due 11/30/25		700,000	687,313
0.875%, due 06/30/26		1,362,000	1,361,362
2.000%, due 11/15/26		310,000	327,147
0.500%, due 06/30/27		830,000	802,766
0.375%, due 09/30/27		69,000	65,938
1.250%, due 06/30/28		2,383,000	2,386,723
2.625%, due 02/15/29		480,000	526,275
1.125%, due 02/15/31		47,000	45,634
1.625%, due 05/15/31		507,000	514,843
			22,710,236
U.S. Treasury Inflation-Protected Note - 0.1%
United States Treasury Inflation Indexed Bonds
0.125%, due 01/15/30		409,998	450,037
Total U.S. Treasury Obligations (Cost $28,383,403)			28,758,569

AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.4%
Federal Home Loan Mortgage Corp. - 2.4%
Freddie Mac REMICS
Series 2989, 33.440%, due 08/15/34 (-7 x 1 Month U.S. LIBOR + 33.950%) (b)		105,699	250,008
Series 4249, 4.581%, due 09/15/43 (-0.75 x 1 Month U.S. LIBOR + 4.650%) (b)		680,742	667,507
Series 4355, 4.000%, due 05/15/44		4,628,798	5,183,896
Freddie Mac STACR REMIC Trust 2020-DNA3
Series 2020-DNA3, 3.092%, due 06/25/50 (1 Month U.S. LIBOR + 3.000%) (b)(c)		304,159	305,951
Freddie Mac STACR REMIC Trust 2020-HQA1
Series 2020-HQA1, 1.992%, due 01/25/50 (1 Month U.S. LIBOR + 1.900%) (b)(c)		347,038	347,967
Freddie Mac STACR Trust 2019-HQA2
Series 2019-HQA2, 2.142%, due 04/25/49 (1 Month U.S. LIBOR + 2.050%) (b)(c)		380,879	383,009
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN3, 4.092%, due 08/25/24 (1 Month U.S. LIBOR + 4.000%) (b)		69,720	71,223
Series 2017-DNA2, 1.292%, due 10/25/29 (1 Month U.S. LIBOR + 1.200%) (b)		33,042	33,098
Series 2017-DNA3, 0.842%, due 03/25/30 (1 Month U.S. LIBOR + 0.750%) (b)		46,255	46,259
			7,288,918
Federal Home Loan Mortgage Corp. Interest-Only Strips - 0.6%
FHLMC REMIC SERIES K-1515
Series K-1515, 1.513%, due 02/25/35 (d)		798,941	127,831
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-L06, 1.364%, due 12/25/29		956,000	87,930
Series K-109, 1.699%, due 04/25/30 (d)		669,041	80,137
Series K-117, 1.343%, due 08/25/30 (d)		1,296,837	123,620
Series K-G04, 0.941%, due 11/25/30 (d)		1,899,223	126,405
Series K-122, 0.974%, due 11/25/30 (d)		1,858,632	132,250
Series K-1517, 1.447%, due 07/25/35 (d)		899,341	132,140
Series K-1518, 0.961%, due 10/25/35 (d)		1,495,300	139,490
Freddie Mac REMICS
Series 2980, 6.627%, due 05/15/35 (6.700% - 1 Month U.S. LIBOR) (b)		497,867	66,940
Series 3311, 6.337%, due 05/15/37 (6.410% - 1 Month U.S. LIBOR) (b)		1,747,563	409,867
Series 3359, 5.647%, due 08/15/37 (5.720% - 1 Month U.S. LIBOR) (b)		833,954	132,226
Series 4077, 5.927%, due 05/15/41 (6.000% - 1 Month U.S. LIBOR) (b)		555,107	104,105
Series 3966, 5.827%, due 12/15/41 (5.900% - 1 Month U.S. LIBOR) (b)		909,758	145,020
Series 4089, 5.927%, due 08/15/42 (6.000% - 1 Month U.S. LIBOR) (b)		732,321	120,058
			1,928,019
Federal National Mortgage Association - 0.9%
Connecticut Avenue Securities Trust 2019-R02
Series 2019-R02, 2.392%, due 08/25/31 (1 Month U.S. LIBOR + 2.300%) (b)(c)		62,705	63,129
Connecticut Avenue Securities Trust 2019-R04
Series 2019-R04, 2.192%, due 06/25/39 (1 Month U.S. LIBOR + 2.100%) (b)(c)		27,592	27,673
Connecticut Avenue Securities Trust 2019-R06
Series 2019-R06, 2.192%, due 09/25/39 (1 Month U.S. LIBOR + 2.100%) (b)(c)		40,563	40,758
Connecticut Avenue Securities Trust 2020-R02
Series 2020-R02, 2.092%, due 01/25/40 (1 Month U.S. LIBOR + 2.000%) (b)(c)		610,829	613,465
Fannie Mae Connecticut Avenue Securities
Series 1M2, 4.092%, due 05/25/25 (1 Month U.S. LIBOR + 4.000%) (b)		238,094	243,333
Series 2015-C04, 5.642%, due 04/25/28 (1 Month U.S. LIBOR + 5.550%) (b)		106,698	112,682
Series 2016-C04, 4.342%, due 01/25/29 (1 Month U.S. LIBOR + 4.250%) (b)		192,756	200,966
Series 2017-C02, 3.742%, due 09/25/29 (1 Month U.S. LIBOR + 3.650%) (b)		294,739	305,170
Series 2017-C07, 2.592%, due 05/25/30 (1 Month U.S. LIBOR + 2.500%) (b)		300,874	304,347
Series 2018-C01, 2.342%, due 07/25/30 (1 Month U.S. LIBOR + 2.250%) (b)		214,908	217,747
Series 2018-C05, 2.442%, due 01/25/31 (1 Month U.S. LIBOR + 2.350%) (b)		77,509	78,398
Series 2018-C06, 2.192%, due 03/25/31 (1 Month U.S. LIBOR + 2.100%) (b)		407,902	412,658
			2,620,326
Federal National Mortgage Association Interest-Only Strips - 1.1%
Fannie Mae Interest Strip
3.500%, due 04/25/44		3,252,378	471,694
Fannie Mae REMICS
Series 2013-60, 3.000%, due 06/25/31		4,324,388	182,954
Series 2014-63, 3.500%, due 06/25/33		2,241,818	70,034
Series 2007-50, 6.359%, due 06/25/37 (6.450% - 1 Month U.S. LIBOR) (b)		2,795,075	570,435
Series 2009-78, 6.649%, due 10/25/39 (6.740% - 1 Month U.S. LIBOR) (b)		4,090,338	970,395
Series 2011-124, 6.409%, due 12/25/41 (6.500% - 1 Month U.S. LIBOR) (b)		644,406	134,251
Series 2012-20, 6.359%, due 03/25/42 (6.450% - 1 Month U.S. LIBOR) (b)		604,351	119,901
Series 2012-76, 5.909%, due 07/25/42 (6.000% - 1 Month U.S. LIBOR) (b)		305,875	58,519
Series 2014-28, 5.959%, due 05/25/44 (6.050% - 1 Month U.S. LIBOR) (b)		1,928,134	327,353
Series 2017-53, 4.000%, due 07/25/47		287,720	27,652
Series 2008-22, 6.069%, due 04/25/48 (6.160% - 1 Month U.S. LIBOR) (b)		1,965,899	403,572
			3,336,760
Government National Mortgage Association Interest-Only Strips - 0.4%
Government National Mortgage Association
Series 2010-133, 5.995%, due 10/16/40 (6.070% - 1 Month U.S. LIBOR) (b)		3,236,678	491,563
Series 2014-102, 5.557%, due 02/20/44 (5.650% - 1 Month U.S. LIBOR) (b)		2,719,842	399,273
Series 2018-083, 5.000%, due 01/20/48		1,596,220	177,913
			1,068,749
Total Agency Mortgage-Backed Obligations (Cost $15,265,675)			16,242,772

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 14.9%
ACE Securities Corp. Mortgage Loan Trust Series 2007-D1
Series 2007-D1, 6.930%, due 02/25/38 (c)		506,270	481,642
Alen 2021-ACEN Mortgage Trust
Series 2021-ACEN, 3.173%, due 04/15/34 (1 Month U.S. LIBOR + 3.100%) (b)(c)		135,000	135,042
Alen 2021-ACEN Mortgage Trust
Series 2021-ACEN, 4.073%, due 04/15/34 (1 Month U.S. LIBOR + 4.000%) (b)(c)		500,000	500,156
Alternative Loan Trust 2006-HY11
Series A-1, 0.332%, due 06/25/36 (1 Month U.S. LIBOR + 0.240%) (b)		326,121	286,896
Alternative Loan Trust 2006-OA6
Series FLT, 0.302%, due 07/25/46 (1 Month U.S. LIBOR + 0.210%) (b)		1,486,165	1,362,194
Alternative Loan Trust 2007-16CB
Series 2007-16CB, 6.250%, due 08/25/37		584,916	449,719
Alternative Loan Trust 2007-OA4
Series 2007-OA4, 0.262%, due 05/25/47 (1 Month U.S. LIBOR + 0.170%) (b)		346,753	325,164
Angel Oak Mortgage Trust I LLC 2019-2
Series 2019-2, 6.286%, due 03/25/49 (c)(d)		1,300,000	1,328,274
Arroyo Mortgage Trust 2019-1
Series 2019-1, 3.805%, due 01/25/49 (c)(d)		113,296	115,161
Arroyo Mortgage Trust 2019-2
Series 2019-2, 3.800%, due 04/25/49 (c)(d)		241,280	245,108
BBCMS 2019-BWAY Mortgage Trust
Series 2019-BWAY, 2.923%, due 11/15/34 (1 Month U.S. LIBOR + 2.850%) (b)(c)		100,000	93,945
BCRR 2016-FRR3 Trust
Series TRUST, 18.439%, due 05/26/26 (1 Month U.S. LIBOR + 18.348%) (b)(c)		797,720	743,566
Bear Stearns ARM Trust 2004-10
Series 2004-10, 2.695%, due 01/25/35 (d)		267,889	266,047
Benchmark 2020-B18 Mortgage Trust
Series 2020-B18, 3.759%, due 07/15/53 (c)		100,000	102,112
Benchmark 2020-IG3 Mortgage Trust
Series 2020-IG3, 3.388%, due 09/15/48 (c)(d)		1,000,000	1,051,997
BF 2019-NYT Mortgage Trust
Series 2019-NYT, 2.573%, due 12/15/35 (1 Month U.S. LIBOR + 2.500%) (b)(c)		325,000	320,532
BHP Trust 2019-BXHP
Series 2019-BXHP, 1.844%, due 08/15/36 (1 Month U.S. LIBOR + 1.771%) (b)(c)		128,100	128,140
BX Commercial Mortgage Trust 2019-IMC
Series 2019-IMC, 2.973%, due 04/15/34 (1 Month U.S. LIBOR + 2.900%) (b)(c)		108,000	106,920
BX Commercial Mortgage Trust 2019-XL
Series 2019-XL, 0.993%, due 10/15/36 (1 Month U.S. LIBOR + 0.920%) (b)(c)		366,633	367,091
BX Trust
Series TR, 2.450%, due 06/15/38 (1 Month U.S. LIBOR + 2.350%) (b)(c)		1,000,000	1,000,473
BX Trust 2018-GW
Series 2018-GW, 2.993%, due 05/15/35 (1 Month U.S. LIBOR + 2.920%) (b)(c)		83,000	82,689
BX Trust 2019-CALM
Series 2019-CALM, 2.073%, due 11/15/32 (1 Month U.S. LIBOR + 2.000%) (b)(c)		195,000	195,000
CHL Mortgage Pass-Through Trust 2007-HY5
Series 2007-HY5, 3.183%, due 09/25/37 (d)		1,038,638	917,701
CIM Trust 2018-INV1
Series 2018-INV1, 4.000%, due 08/25/48 (c)(d)		500,000	512,559
CIM Trust 2019-INV2
Series 2019-INV2, 4.000%, due 05/25/49 (c)(d)		47,393	48,365
CIM Trust 2019-J1
Series 2019-J1, 4.004%, due 08/25/49 (c)(d)		187,954	192,093
Citigroup Commercial Mortgage Trust 2013-GC17
Series D, 5.260%, due 11/10/46 (c)(d)		100,000	90,121
Citigroup Commercial Mortgage Trust 2015-GC27
Series C, 4.567%, due 02/10/48 (d)		164,000	173,707
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 4.128%, due 07/10/49 (c)(d)		500,000	439,992
Citigroup Commercial Mortgage Trust 2018-C6
Series D, 5.235%, due 11/10/51 (c)(d)		380,000	391,885
Citigroup Commercial Mortgage Trust 2019-SMRT
Series E, 4.903%, due 01/10/36 (c)(d)		116,000	122,623
Citigroup Mortgage Loan Trust 2015-RP2
Series B-4, 4.250%, due 01/25/53 (c)		704,373	722,543
Citigroup Mortgage Loan Trust 2019-E
Series 2019-E, 3.228%, due 11/25/70 (c)		572,718	586,110
Citigroup Mortgage Loan Trust 2021-J1
Series 2021-J1, 2.500%, due 04/25/51 (c)(d)		498,194	503,176
COMM 2014-CCRE16 Mortgage Trust
Series 2014-CCRE16, 5.090%, due 04/10/47 (d)		165,904	175,884
CSMC 2020-NET
Series 2020-NET, 3.828%, due 08/15/37 (c)(d)		118,000	123,733
CSMC Series 2019-NQM1
Series 2019-NQM1, 2.656%, due 10/25/59 (c)		59,500	60,427
CSMC Trust 2017-CHOP
Series 2017-CHOP, 3.623%, due 07/15/32 (1 Month U.S. LIBOR + 3.300%) (b)(c)		149,000	140,849
CSWF 2018-TOP
Series 2018-TOP, 2.823%, due 08/15/35 (1 Month U.S. LIBOR + 2.750%) (b)(c)		160,000	159,400
DBGS 2018-5BP Mortgage Trust
Series 2018-5BP, 1.573%, due 06/15/33 (1 Month U.S. LIBOR + 1.350%) (b)(c)		325,000	323,781
DBGS 2018-5BP Mortgage Trust
Series 2018-5BP, 2.673%, due 06/15/33 (1 Month U.S. LIBOR + 2.450%) (b)(c)		140,000	136,527
DBUBS 2011-LC1 Mortgage Trust
Series 2011-LC1, 6.091%, due 11/10/46 (c)(d)		200,563	200,759
DBUBS 2011-LC2 Mortgage Trust
Series 2011-LC2, 3.742%, due 07/10/44 (1 Month U.S. LIBOR + 3.650%) (b)(c)		131,347	127,620
DBUBS 2017-BRBK Mortgage Trust
Series 2017-BRBK, 3.648%, due 10/10/34 (c)(d)		320,000	328,983
First Republic Mortgage Trust 2020-1
Series B-1, 2.880%, due 04/25/50 (c)(d)		697,939	717,953
Flagstar Mortgage Trust 2018-6RR
Series 2018-6RR, 4.984%, due 10/25/48 (c)(d)		473,649	505,759
Flagstar Mortgage Trust 2021-2
Series A-4, 2.500%, due 04/25/51 (c)(d)		491,374	496,288
Fontainebleau Miami Beach Trust 2019-FBLU
Series F, 4.095%, due 12/10/36 (c)(d)		120,000	121,968
Fontainebleau Miami Beach Trust 2019-FBLU
Series G, 4.095%, due 12/10/36 (c)(d)		112,000	112,758
FREMF 2018-KF49 Mortgage Trust
Series 2018-KF49, 1.986%, due 06/25/25 (1 Month U.S. LIBOR + 1.900%) (b)(c)		58,213	58,213
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.000%, due 05/25/29 (c)		400,000	242,619
GCAT 2020-3 LLC
Series LLC, 2.981%, due 09/25/25 (c)		1,195,785	1,203,482
Grace Trust 2020-GRCE
Series 2020-GRCE, 2.769%, due 12/10/40 (c)(d)		196,000	185,889
Great Wolf Trust 2019-WOLF
Series 2019-WOLF, 3.204%, due 12/15/36 (1 Month U.S. LIBOR + 3.131%) (b)(c)		124,000	121,675
GS Mortgage Securities Corp. Trust 2012-ALOHA
Series 2012-ALOHA, 3.551%, due 04/10/34 (c)		116,000	117,624
GS Mortgage Securities Corp. Trust 2018-LUAU
Series E, 2.623%, due 11/15/32 (1 Month U.S. LIBOR + 2.550%) (b)(c)		150,000	149,906
GS Mortgage Securities Corp. Trust 2018-RIVR
Series C, 1.323%, due 07/15/35 (1 Month U.S. LIBOR + 1.250%) (b)(c)		122,000	119,255
GS Mortgage Securities Corp. Trust 2018-RIVR
Series F, 2.173%, due 07/15/35 (1 Month U.S. LIBOR + 2.100%) (b)(c)		1,000,000	923,118
GS Mortgage Securities Corp. Trust 2019-SOHO
Series E, 1.948%, due 06/15/36 (1 Month U.S. LIBOR + 1.875%) (b)(c)		340,000	334,051
GS Mortgage Securities Trust 2015-GC32
Series 2015-GC32, 4.569%, due 07/10/48 (d)		165,000	175,872
GS Mortgage-Backed Securities Corp. Trust 2020-PJ6
Series A-4, 2.500%, due 05/25/51 (c)(d)		466,847	471,224
GSAA Home Equity Trust 2005-6
Series 2005-6, 0.737%, due 06/25/35 (1 Month U.S. LIBOR + 0.645%) (b)		979,332	980,638
GSAA Home Equity Trust 2006-4
Series 2006-4, 3.059%, due 03/25/36 (d)		502,410	393,883
GSAA Home Equity Trust 2007-7
Series 2007-7, 0.632%, due 07/25/37 (1 Month U.S. LIBOR + 0.540%) (b)		256,613	252,784
GSCG Trust 2019-600C
Series 2019-600C, 4.118%, due 09/06/34 (c)(d)		183,000	179,626
Home RE 2021-1 Ltd.
Series LTD, 2.392%, due 07/25/33 (1 Month U.S. LIBOR + 2.300%) (b)(c)		500,000	496,555
Homeward Opportunities Fund Trust 2020-BPL1
Series A2, 5.438%, due 08/25/25 (c)		497,846	506,248
HPLY Trust 2019-HIT
Series 2019-HIT, 3.223%, due 11/15/36 (1 Month U.S. LIBOR + 3.150%) (b)(c)		153,758	150,683
Hundred Acre Wood Trust 2021-INV1
Series A27, 2.500%, due 07/25/51 (c)(d)		397,977	402,703
IMT Trust 2017-APTS
Series 2017-APTS, 2.223%, due 06/15/34 (1 Month U.S. LIBOR + 2.150%) (b)(c)		128,148	124,506
IMT Trust 2017-APTS
Series 2017-APTS, 2.923%, due 06/15/34 (1 Month U.S. LIBOR + 2.850%) (b)(c)		39,430	39,283
JP Morgan Chase Commercial Mortgage Securities Corp.
Series D, 4.767%, due 07/05/31 (c)(d)		932,000	973,707
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series B, 5.611%, due 08/15/46 (c)(d)		190,000	189,899
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series D, 5.611%, due 08/15/46 (c)(d)		268,000	233,511
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13
Series E, 3.986%, due 01/15/46 (c)(d)		445,000	384,875
JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20
Series 3.53820, 3.538%, due 07/15/47 (c)		119,975	123,851
JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20
Series B, 4.399%, due 07/15/47 (d)		132,000	141,676
JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ
Series E, 3.073%, due 06/15/35 (1 Month U.S. LIBOR + 3.000%) (b)(c)		21,600	21,641
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33 (c)(d)		141,000	145,505
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33 (c)(d)		1,400,000	1,425,871
JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP
Series E, 2.233%, due 07/15/36 (1 Month U.S. LIBOR + 2.160%) (b)(c)		125,000	123,791
JP Morgan Chase Commercial Mortgage Securities Trust 2020-NNN
Series 3.97200, 3.972%, due 01/16/37 (c)		100,000	100,878
JP Morgan Mortgage Trust 2018-6
Series 2018-6, 3.930%, due 12/25/48 (c)(d)		370,767	379,372
JP Morgan Mortgage Trust 2018-8
Series 2018-8, 4.164%, due 01/25/49 (c)(d)		472,344	480,234
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.235%, due 03/25/50 (c)(d)		193,438	200,534
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.500%, due 03/25/50 (c)(d)		25,486	25,956
JP Morgan Mortgage Trust 2020-4
Series 2020-4, 3.000%, due 11/25/50 (c)(d)		300,000	306,486
JP Morgan Mortgage Trust 2020-4
Series 2020-4, 3.000%, due 11/25/50 (c)(d)		149,435	151,586
JPMBB Commercial Mortgage Securities Trust 2015-C27
Series D, 3.944%, due 02/15/48 (c)(d)		124,000	111,711
Legacy Mortgage Asset Trust 2020-GS3
Series A2, 4.000%, due 05/25/60 (c)		900,000	898,467
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 4.739%, due 03/10/49 (c)(d)		274,000	283,584
MBRT 2019-MBR
Series 2019-MBR, 2.622%, due 11/15/36 (1 Month U.S. LIBOR + 2.549%) (b)(c)		100,000	99,938
MF1 Multifamily Housing Mortgage Loan Trust
2.624%, due 07/15/36 (1 Month U.S. LIBOR + 2.500%) (b)(c)(e)		100,000	100,032
MFA 2020-NQM3 Trust
1.632%, due 01/26/65 (c)(d)		348,396	349,470
MHC Commercial Mortgage Trust 2021-MHC
Series 2021-MHC, 2.674%, due 04/15/38 (1 Month U.S. LIBOR + 2.601%) (b)(c)		300,000	300,423
Morgan Stanley ABS Capital I Inc Trust 2006-NC1
Series 2006-NC1, 0.662%, due 12/25/35 (1 Month U.S. LIBOR + 0.570%) (b)		710,435	710,599
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13
Series 2013-C13, 3.707%, due 11/15/46 (c)		220,000	148,826
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17
Series 2014-C17, 4.637%, due 08/15/47 (d)		117,000	120,754
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34
Series 2017-C34, 4.318%, due 11/15/52 (d)		170,000	183,977
Morgan Stanley Capital I Trust 2018-SUN
Series 2018-SUN, 2.623%, due 07/15/35 (1 Month U.S. LIBOR + 2.550%) (b)(c)		60,000	59,738
Morgan Stanley Capital I Trust 2018-SUN
Series 2018-SUN, 3.123%, due 07/15/35 (1 Month U.S. LIBOR + 3.050%) (b)(c)		40,000	39,354
Morgan Stanley Capital I Trust 2019-NUGS
Series E, 3.744%, due 12/15/36 (1 Month U.S. LIBOR + 2.244%) (b)(c)		147,000	147,639
Morgan Stanley Capital I Trust 2019-NUGS
Series F, 4.344%, due 12/15/36 (1 Month U.S. LIBOR + 2.844%) (b)(c)		125,000	125,073
Morgan Stanley Capital I Trust 2019-PLND
Series E, 2.223%, due 05/15/36 (1 Month U.S. LIBOR + 2.150%) (b)(c)		189,000	175,043
Motel 6 Trust 2017-MTL6
Series 2017-MTL6, 3.323%, due 08/15/34 (1 Month U.S. LIBOR + 3.250%) (b)(c)		249,561	250,185
Motel 6 Trust 2017-MTL6
Series 2017-MTL6, 4.323%, due 08/15/34 (1 Month U.S. LIBOR + 4.250%) (b)(c)		138,021	138,452
MSCG Trust 2018-SELF
Series 2018-SELF, 3.123%, due 10/15/37 (1 Month U.S. LIBOR + 3.050%) (b)(c)		150,000	150,094
Natixis Commercial Mortgage Securities Trust 2018-850T
Series D, 1.526%, due 07/15/33 (1 Month U.S. LIBOR + 1.454%) (b)(c)		152,000	149,912
NewRez Warehouse Securitization Trust 2021-1
Series 21-1, 5.342%, due 05/25/55 (1 Month U.S. LIBOR + 5.250%) (b)(c)		1,000,000	1,003,076
One New York Plaza Trust 2020-1NYP
Series C, 2.273%, due 01/15/26 (1 Month U.S. LIBOR + 2.200%) (b)(c)		160,000	161,599
PR Mortgage Loan Trust 2014-1
Series 2014-1, 5.903%, due 10/25/49 (c)(d)(e)		1,472,881	1,461,001
RCKT Mortgage Trust 2021-1
Series 2021-1, 2.728%, due 03/25/51 (c)(d)		496,736	484,491
Renaissance Home Equity Loan Trust 2004-4
Series 2004-4, 5.818%, due 02/25/35		344,778	291,519
RLGH Trust 2021-TROT
Series 2021-TROT, 1.787%, due 04/15/36 (1 Month U.S. LIBOR + 1.714%) (b)(c)		175,000	175,028
Sequoia Mortgage Trust 2021-3
Series B-3, 2.664%, due 05/25/51 (c)(d)		497,979	487,305
SoFi Professional Loan Program 2021-A Trust
0.000%, due 08/17/43 (c)		23,000	595,147
Tharaldson Hotel Portfolio Trust 2018-THPT
Series E, 3.410%, due 11/11/34 (1 Month U.S. LIBOR + 3.330%) (b)(c)		113,411	111,146
TTAN 2021-MHC
Series 2021-MHC, 2.973%, due 03/15/38 (1 Month U.S. LIBOR + 2.900%) (b)(c)		200,000	200,375
UBS Commercial Mortgage Trust 2017-C4
Series 2017-C4, 4.594%, due 10/15/50 (d)		250,000	262,168
Velocity Commercial Capital Loan Trust 2020-2
5.000%, due 05/25/50 (c)(d)		500,000	489,485
VOLT XCII LLC
Series 2021-NPL1, 4.949%, due 02/27/51 (c)		700,000	699,849
WaMu Mortgage Pass-Through Certificates Series 2007-HY3 Trust
Series 2007-HY3, 2.830%, due 03/25/37 (d)		458,390	424,837
Wells Fargo Commercial Mortgage Trust 2016-C37
Series C, 4.634%, due 12/15/49 (d)		132,000	142,224
Wells Fargo Commercial Mortgage Trust 2021-C59
Series E, 2.500%, due 04/15/54 (c)		400,000	339,651
Wells Fargo Mortgage Backed Securities 2020-2 Trust
Series 2020-2, 3.000%, due 12/25/49 (c)(d)		300,000	308,270
Wells Fargo Mortgage Backed Securities 2020-2 Trust
Series 2020-2, 3.000%, due 12/25/49 (c)(d)		157,461	160,350
Wells Fargo Mortgage Backed Securities 2020-2 Trust
Series 2020-2, 3.249%, due 12/25/49 (c)(d)		292,768	304,398
WFRBS Commercial Mortgage Trust 2011-C5
Series 2011-C5, 5.901%, due 11/15/44 (c)(d)		190,000	191,039
WFRBS Commercial Mortgage Trust 2013-C12
Series 2013-C12, 3.500%, due 03/15/48 (c)		900,000	752,423
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 3.497%, due 08/15/47 (c)		300,000	244,057
Total Non-Agency Mortgage-Backed Obligations (Cost $44,780,566)			44,993,351

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS - 2.0%
BANK 2017-BNK8
Series 2017-BNK8, 1.406%, due 11/15/50 (c)(d)		7,050,000	512,444
BANK 2018-BNK11
Series 2018-BNK11, 0.623%, due 03/15/61 (d)		11,528,127	341,720
BANK 2019-BNK21
Series 2019-BNK21, 0.992%, due 10/17/52 (d)		4,285,354	251,363
BANK 2020-BNK30
Series 2020-BNK30, 1.443%, due 12/15/53 (d)		1,292,886	125,153
Barclays Commercial Mortgage Trust 2019-C3
Series 2019-C3, 1.502%, due 05/15/52 (d)		1,462,613	129,171
Benchmark 2018-B4 Mortgage Trust
Series 2018-B4, 1.750%, due 07/15/51 (c)(d)		7,000,000	746,404
Benchmark 2019-B10 Mortgage Trust
Series 2019-B10, 1.062%, due 03/15/62 (c)(d)		2,820,000	186,328
Benchmark 2020-B17 Mortgage Trust
Series 2020-B17, 1.541%, due 03/15/53 (d)		2,537,851	222,471
Benchmark 2020-B18 Mortgage Trust
Series 2020-B18, 1.919%, due 07/15/53 (d)		1,558,640	173,129
Benchmark 2020-B22 Mortgage Trust
Series 2020-B22, 1.636%, due 01/15/54 (d)		1,287,793	154,819
Benchmark 2021-B25 Mortgage Trust
Series 2021-B25, 1.232%, due 04/15/54 (d)		2,238,726	197,139
CD 2017-CD4 Mortgage Trust
Series 2017-CD4, 1.438%, due 05/10/50 (d)		1,706,052	91,235
CFCRE Commercial Mortgage Trust 2016-C4
Series 2016-C4, 1.799%, due 05/10/58 (d)		715,857	47,119
CFCRE Commercial Mortgage Trust 2017-C8
Series 2017-C8, 1.755%, due 06/15/50 (d)		1,354,109	86,451
Citigroup Commercial Mortgage Trust 2016-C1
Series XA, 2.011%, due 05/10/49 (d)		786,454	59,349
Citigroup Commercial Mortgage Trust 2017-P8
Series X-A, 1.040%, due 09/15/50 (d)		995,476	46,428
Citigroup Commercial Mortgage Trust 2019-C7
Series X-A, 1.003%, due 12/15/72 (d)		6,266,807	390,666
COMM 2012-LC4 Mortgage Trust
Series 2012-LC4, 2.278%, due 12/10/44 (c)(d)		11,814,217	105,982
COMM 2013-CCRE12 Mortgage Trust
Series 2013-CCRE12, 1.284%, due 10/10/46 (d)		3,128,074	68,837
COMM 2015-LC21 Mortgage Trust
Series 2015-LC21, 0.829%, due 07/10/48 (d)		1,460,555	34,507
CSAIL 2016-C6 Commercial Mortgage Trust
Series 2016-C6, 2.057%, due 01/15/49 (d)		630,795	44,754
CSAIL 2017-CX10 Commercial Mortgage Trust
Series 2017-CX10, 0.849%, due 11/15/50 (d)		5,530,413	198,193
CSAIL 2018-CX12 Commercial Mortgage Trust
Series 2018-CX12, 0.761%, due 08/15/51 (d)		4,709,835	164,318
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.100%, due 04/25/29 (c)		5,106,457	23,757
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.100%, due 05/25/29 (c)		570,000	3,373
GS Mortgage Securities Corp II
Series 2013-GC10, 1.629%, due 02/10/46 (d)		1,816,947	32,530
GS Mortgage Securities Trust 2011-GC3
Series 2011-GC3, 0.418%, due 03/10/44 (c)(d)(e)		2,553,045	7,758
GS Mortgage Securities Trust 2019-GC42
Series X-A, 0.934%, due 09/01/52 (d)		2,320,823	129,866
GS Mortgage Securities Trust 2020-GC47
Series X-A, 1.247%, due 05/12/53 (d)		1,465,113	132,052
GS Mortgage Securities Trust 2020-GSA2
Series X-A, 1.853%, due 12/12/53 (c)(d)		1,213,127	155,882
JPMBB Commercial Mortgage Securities Trust 2014-C19
Series X-A, 0.834%, due 04/15/47 (d)		14,572,621	205,197
JPMDB Commercial Mortgage Securities Trust 2016-C2
Series X-A, 1.710%, due 06/15/49 (d)		1,011,767	54,961
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 1.921%, due 03/10/49 (c)(d)		1,203,727	53,944
LSTAR Commercial Mortgage Trust 2017-5
Series 2017-5, 1.139%, due 03/10/50 (c)(d)		2,390,468	65,703
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13
Series 2013-C13, 1.113%, due 11/15/46 (d)		4,834,062	89,831
Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19
Series 2014-C19, 1.129%, due 12/15/47 (d)		2,250,695	62,010
Morgan Stanley Capital I Trust 2016-UBS12
Series X-A, 0.850%, due 12/15/49 (d)		3,051,675	85,732
PMTT4
Series 2017-PM1, 0.000%, due 10/25/48 (c)		275,135,913	106,890
SG Commercial Mortgage Securities Trust 2016-C5
Series 2016-C5, 2.097%, due 10/10/48 (d)		1,116,035	74,847
UBS Commercial Mortgage Trust 2018-C9
Series 2018-C9, 1.042%, due 03/15/51 (d)		2,487,959	123,357
Wells Fargo Commercial Mortgage Trust 2018-C45
Series X-A, 0.956%, due 06/15/51 (d)		5,236,294	258,041
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $8,153,732)			6,043,711

ASSET-BACKED SECURITIES - 6.3%
Air Canada 2017-1 Class B Pass Through Trust
Series 2017-1, 3.700%, due 01/15/26 (c)		755,291	734,520
AMSR 2021-SFR1 Trust
Series 2021-SFR1, 3.123%, due 06/17/38 (c)		1,200,000	1,224,116
Applebee's Funding LLC
Series 2019-1, 4.194%, due 06/07/49 (c)		148,875	156,753
Series 2019-1, 4.723%, due 06/07/49 (c)		99,250	106,100
BCAPB LLC Trust 2007-AB1
Series 2007-AB1, 4.824%, due 03/25/37		3,414,577	2,285,186
CARDS II Trust
Series 2021-1, 0.931%, due 04/15/27 (c)		150,000	149,074
Carmax Auto Owner Trust 2019-3
Series 2019-3, 2.850%, due 01/15/26		100,000	103,611
Castlelake Aircraft Structured Trust 2019-1
Series 2091-1, 6.899%, due 04/15/39 (c)		891,795	712,064
CLNC 2019-FL1 Ltd.
Series 2019-FL1, 2.024%, due 08/20/35 (1 Month U.S. LIBOR + 1.900%) (b)(c)(e)		100,000	99,440
Commonbond Student Loan Trust 2018-BGS
Series C, 4.120%, due 09/25/45 (c)		14,006	14,135
Countrywide Asset-Backed Certificates
Series 2006-6, 0.432%, due 09/25/36 (1 Month U.S. LIBOR + 0.340%) (b)		926,423	908,785
DB Master Finance LLC
Series 2017-1, 3.629%, due 11/20/47 (c)		193,500	195,848
Series 2019-1, 3.787%, due 05/20/49 (c)		167,025	169,201
Series 2019-1, 4.021%, due 05/20/49 (c)		88,425	93,295
Domino's Pizza Master Issuer LLC
Series 3.15100, 3.151%, due 04/25/51 (c)		100,000	103,652
Earnest Student Loan Program 2016-C LLC
Series 2016-C, 4.460%, due 01/26/37 (c)		125,018	125,275
First Franklin Mortgage Loan Trust 2004-FF10
Series M-1, 1.367%, due 07/25/34 (1 Month U.S. LIBOR + 1.275%) (b)		252,784	253,483
FirstKey Homes 2020-SFR2 Trust
Series TR, 1.266%, due 10/19/37 (c)		99,779	99,496
Home Partners of America 2018-1 Trust
Series 2018-1, 1.532%, due 07/17/37 (1 Month U.S. LIBOR + 1.450%) (b)(c)		135,000	135,000
Home Partners of America 2019-1 Trust
Series 2019-1, 3.157%, due 09/17/39 (c)		91,127	91,972
Jack in the Box Funding LLC
Series 4.47600, 4.476%, due 08/25/49 (c)		114,138	120,441
Marlette Funding Trust 2019-3
Series 2019-3, 3.070%, due 09/17/29 (c)		200,000	202,338
Mill City Solar Loan 2019-2 Ltd.
Series 2019-2, 3.690%, due 07/20/43 (c)		101,996	107,072
Mosaic Solar Loan Trust 2018-1
Series 2018-1, 4.010%, due 06/22/43 (c)		253,732	272,325
Mosaic Solar Loan Trust 2018-2-GS
Series 2018-2-GS, 4.200%, due 02/22/44 (c)		268,352	291,897
Series 2018-2-GS, 4.740%, due 02/22/44 (c)		334,586	305,651
MVW Owner Trust 2018-1
Series 2018-1, 3.450%, due 01/21/36 (c)		42,635	44,142
Navient Private Education Refi Loan Trust 2020-H
Series A, 1.310%, due 01/15/69 (c)		186,187	187,396
Neighborly Issuer LLC
Series A-2, 3.584%, due 04/30/51 (c)		500,000	510,348
Oscar US Funding XI LLC
Series A-4, 2.680%, due 09/10/26 (c)		150,000	155,264
Progress Residential 2020-SFR3 Trust
Series TR, 4.105%, due 10/17/27 (c)		2,000,000	1,982,145
Progress Residential 2021-SFR3
Series TR, 4.254%, due 05/17/26 (c)		1,100,000	1,099,707
Progress Residential Trust
4.003%, due 07/17/38 (c)		700,000	699,980
PRPM 2020-1 LLC
Series 2020-1, 3.967%, due 02/25/25 (c)		600,000	600,515
Santander Drive Auto Receivables Trust 2018-1
Series 2018-1, 4.370%, due 05/15/25 (c)		750,000	768,100
SoFi Consumer Loan Program 2018-1 Trust
Series C, 3.970%, due 02/25/27 (c)		250,000	256,080
SoFi Consumer Loan Program 2018-2 Trust
Series C, 4.250%, due 04/26/27 (c)		215,000	220,625
SoFi Consumer Loan Program 2018-3 Trust
Series C, 4.670%, due 08/25/27 (c)		150,000	155,579
SoFi Consumer Loan Program 2018-4 Trust
Series D, 4.760%, due 11/26/27 (c)		500,000	516,962
SoFi Professional Loan Program 2018-C Trust
Series R-1, 0.000%, due 01/25/48 (c)(e)		10,000	240,308
Structured Asset Securities Corp Mortgage Loan Trust 2006-BC3
Series A3, 0.412%, due 10/25/36 (1 Month U.S. LIBOR + 0.320%) (b)		684,717	661,252
Sunnova Sol II Issuer LLC
Series A, 2.730%, due 11/01/55 (c)		495,644	506,502
Sunrun Xanadu Issuer 2019-1 LLC
Series 2019-1, 3.980%, due 06/30/54 (c)		126,033	128,258
Taco Bell Funding LLC
Series 2016-1, 4.970%, due 05/25/46 (c)		415,680	449,147
United Airlines 2020-1 Class A Pass Through Trust
Series 2020-1, 5.875%, due 10/15/27		223,638	248,901
Wendy's Funding LLC
Series 2019-1, 3.783%, due 06/15/49 (c)		94,500	100,851
Wingstop Funding LLC
Series 2020-1, 2.841%, due 12/05/50 (c)		249,375	257,573
Zaxby's Funding LLC
Series 2021-1, 3.238%, due 07/30/51 (c)		150,000	151,872
Total Asset-Backed Securities (Cost $19,705,960)			19,002,237

COLLATERALIZED LOAN OBLIGATIONS - 5.5% (b)
ALM 2020 Ltd.
Series 2020-1, 2.034%, due 10/15/29 (3 Month U.S. LIBOR + 1.850%) (c)		500,000	500,062
Annisa CLO Ltd. 2016-2
Series 2016-R, 2.188%, due 07/20/31 (3 Month U.S. LIBOR + 2.000%) (c)		1,000,000	1,000,070
Arbor Realty Collateralized Loan Obligation 2020-FL1 Ltd.
Series 2020-FL1, 1.924%, due 02/15/35 (1 Month U.S. LIBOR + 1.800%) (c)(e)		100,000	100,000
Series 2020-FL1, 2.574%, due 02/15/35 (1 Month U.S. LIBOR + 2.450%) (c)(e)		170,000	169,576
Arbor Realty Commercial Real Estate Notes 2019-FL1 Ltd.
Series 2019-FL1, 1.773%, due 05/15/37 (1 Month U.S. LIBOR + 1.700%) (c)(e)		100,000	100,000
Series 2019-FL1, 2.173%, due 05/15/37 (1 Month U.S. LIBOR + 2.100%) (c)(e)		325,000	324,902
Ares XLIX CLO Ltd.
Series 2018-49, 2.134%, due 07/22/30 (3 Month U.S. LIBOR + 1.950%) (c)		1,000,000	1,004,218
Atrium IX
Series 2013-40R, 3.735%, due 05/28/30 (3 Month U.S. LIBOR + 3.600%) (c)		500,000	499,992
BDS 2019-FL4 Ltd.
Series 2019-FL4, 1.832%, due 08/15/36 (1 Month U.S. LIBOR + 1.750%) (c)(e)		100,000	99,343
BDS 2020-FL5 Ltd.
Series LTD, 2.174%, due 02/16/37 (1 Month U.S. LIBOR + 2.050%) (c)(e)		340,000	342,686
Benefit Street Partners CLO X Ltd.
Series FLT, 2.338%, due 04/20/34 (3 Month U.S. LIBOR + 2.150%) (c)		250,000	248,592
BlueMountain CLO XXVIII Ltd.
Series C, 2.163%, due 04/15/34 (3 Month U.S. LIBOR + 2.000%) (c)		250,000	248,802
Canyon Capital CLO 2014-1 Ltd.
Series 2014-1R, 2.936%, due 01/30/31 (3 Month U.S. LIBOR + 2.750%) (c)		250,000	240,000
Canyon Capital CLO 2021-2 Ltd.
Series D, 3.505%, due 04/15/34 (3 Month U.S. LIBOR + 3.350%) (c)		500,000	500,411
Carlyle Global Market Strategies CLO 2015-3 Ltd.
Series C-R, 3.034%, due 07/28/28 (3 Month U.S. LIBOR + 2.850%) (c)		500,000	496,343
CIFC Funding 2015-IV Ltd.
Series IVR2, 2.009%, due 04/20/34 (3 Month U.S. LIBOR + 1.900%) (c)		250,000	249,590
CIFC Funding 2015-V Ltd.
Series 2015-5R, 3.126%, due 10/25/27 (3 Month U.S. LIBOR + 2.950%) (c)		345,000	344,571
CIFC Funding 2021-IV Ltd.
Series 2021-IV, 2.900%, due 07/15/33 (3 Month U.S. LIBOR + 2.900%) (c)(e)		500,000	500,788
Crown Point CLO 9 Ltd.
Series 2020-9, 2.876%, due 07/14/32 (3 Month U.S. LIBOR + 2.690%) (c)		500,000	498,876
Dryden 33 Senior Loan Fund
Series FLT, 3.834%, due 04/15/29 (3 Month U.S. LIBOR + 3.650%) (c)		500,000	500,075
Dryden 40 Senior Loan Fund
Series 2015-40R, 2.256%, due 08/15/31 (3 Month U.S. LIBOR + 2.100%) (c)		500,000	500,215
Goldentree Loan Management US CLO 2 Ltd.
Series D, 2.838%, due 11/28/30 (3 Month U.S. LIBOR + 2.650%) (c)		500,000	491,453
Greystone CRE Notes 2019-FL2 Ltd.
Series B, 1.673%, due 09/15/37 (1 Month U.S. LIBOR + 1.600%) (c)(e)		100,000	99,970
Series C, 2.073%, due 09/15/37 (1 Month U.S. LIBOR + 2.000%) (c)(e)		200,000	199,260
Series D, 2.473%, due 09/15/37 (1 Month U.S. LIBOR + 2.400%) (c)(e)		183,000	181,971
Hayfin Kingsland VIII Ltd.
Series 2018-8, 1.668%, due 04/20/31 (3 Month U.S. LIBOR + 1.480%) (c)		500,000	496,258
LCM XXIV Ltd.
Series LTD, 2.088%, due 03/20/30 (3 Month U.S. LIBOR + 1.900%) (c)		250,000	249,224
LoanCore 2019-CRE2 Issuer Ltd.
Series B, 1.773%, due 05/15/36 (1 Month U.S. LIBOR + 1.700%) (c)(e)		100,000	99,752
Neuberger Berman Loan Advisers CLO 40 Ltd.
Series C, 1.938%, due 04/16/33 (3 Month U.S. LIBOR + 1.750%) (c)		250,000	249,998
NLY Commercial Mortgage Trust
Series LTD, 1.973%, due 02/15/36 (1 Month U.S. LIBOR + 1.900%) (c)(e)		100,000	99,753
Octagon Investment Partners 30 Ltd.
Series B-R, 2.138%, due 03/17/30 (3 Month U.S. LIBOR + 1.950%) (c)		250,000	248,985
Octagon Investment Partners 31 LLC
Series C-R, 2.238%, due 07/20/30 (3 Month U.S. LIBOR + 2.050%) (c)		280,000	279,715
Octagon Investment Partners XIV Ltd.
Series LTD, 4.084%, due 07/15/29 (3 Month U.S. LIBOR + 3.900%) (c)		500,000	500,101
OHA Credit Funding 5 Ltd.
Series E, 6.440%, due 04/18/33 (3 Month U.S. LIBOR + 6.250%) (c)		500,000	500,056
OHA Credit Funding 8 Ltd.
Series 2021-8, 2.088%, due 01/18/34 (3 Month U.S. LIBOR + 1.900%) (c)		250,000	249,599
OHA Loan Funding 2013-1 Ltd.
Series FLT, 2.243%, due 07/23/31 (3 Month U.S. LIBOR + 2.070%) (c)		500,000	500,091
Palmer Square CLO 2015-1 Ltd.
Series FLT, 1.850%, due 05/21/34 (3 Month U.S. LIBOR + 1.850%) (c)		500,000	499,992
Palmer Square CLO 2018-3 Ltd.
Series C, 2.456%, due 08/15/26 (3 Month U.S. LIBOR + 2.300%) (c)		1,000,000	999,990
Sound Point Clo XIV Ltd.
Series C-R, 2.223%, due 01/23/29 (3 Month U.S. LIBOR + 2.050%) (c)		250,000	249,194
TCI-Flatiron Clo 2018-1 Ltd.
Series C-R, 1.927%, due 01/29/32 (3 Month U.S. LIBOR + 1.750%) (c)		250,000	250,103
TCW CLO 2021-1 Ltd.
Series LTD, 2.009%, due 03/18/34 (3 Month U.S. LIBOR + 1.900%) (c)		250,000	249,594
Venture XIV CLO Ltd.
Series FLT, 1.685%, due 08/28/29 (3 Month U.S. LIBOR + 1.550%) (c)		500,000	500,000
Wind River 2014-3 CLO Ltd.
Series FLT, 3.584%, due 10/22/31 (3 Month U.S. LIBOR + 3.400%) (c)		500,000	481,900
York CLO-6 Ltd.
Series 2019-6, 2.234%, due 07/22/32 (3 Month U.S. LIBOR + 2.050%) (c)		500,000	500,165
Total Collateralized Loan Obligations (Cost $16,613,195)			16,646,236

CORPORATE BONDS - 18.5%
Basic Materials - 0.8%
Arconic Corp.
6.125%, due 02/15/28 (c)		55,000	58,987
CF Industries, Inc.
5.375%, due 03/15/44		25,000	30,969
Cleveland-Cliffs, Inc.
6.750%, due 03/15/26 (c)		80,000	86,100
4.625%, due 03/01/29 (c)		295,000	309,750
4.875%, due 03/01/31 (a)(c)		180,000	189,000
Coeur Mining, Inc.
5.125%, due 02/15/29 (c)		45,000	44,550
Compass Minerals International, Inc.
6.750%, due 12/01/27 (c)		25,000	26,812
CVR Partners LP
6.125%, due 06/15/28 (c)		20,000	20,500
Ecolab, Inc.
1.000%, due 01/15/24	EUR	150,000	182,442
Element Solutions, Inc.
3.875%, due 09/01/28 (c)		$25,000	25,500
Freeport-McMoRan, Inc.
4.125%, due 03/01/28		50,000	52,125
4.625%, due 08/01/30		200,000	218,750
5.450%, due 03/15/43		385,000	469,700
Glencore Funding LLC
1.625%, due 04/27/26 (c)		95,000	95,177
Illuminate Buyer LLC
9.000%, due 07/01/28 (c)		25,000	27,812
Iris Holdings, Inc.
8.750%, due 02/15/26 (c)		25,000	25,564
Joseph T Ryerson & Son, Inc.
8.500%, due 08/01/28 (c)		8,000	8,850
Kraton Polymers LLC
4.250%, due 12/15/25 (c)		75,000	76,312
Novelis Corp.
5.875%, due 09/30/26 (c)		25,000	25,969
4.750%, due 01/30/30 (c)		20,000	20,975
Olin Corp.
5.125%, due 09/15/27		25,000	26,094
Schweitzer-Mauduit International, Inc.
6.875%, due 10/01/26 (c)		25,000	26,469
SCIH Salt Holdings, Inc.
4.875%, due 05/01/28 (c)		185,000	184,278
6.625%, due 05/01/29 (c)		10,000	9,991
Tronox, Inc.
4.625%, due 03/15/29 (c)		20,000	20,175
Venator Finance Sarl
5.750%, due 07/15/25 (c)		25,000	24,688
			2,287,539
Communications - 3.1%
ANGI Group LLC
3.875%, due 08/15/28 (c)		135,000	133,819
AT&T, Inc.
3.500%, due 09/15/53 (c)		120,000	120,653
3.550%, due 09/15/55 (c)		53,000	53,166
Avaya, Inc.
6.125%, due 09/15/28 (c)		35,000	37,362
Beasley Mezzanine Holdings LLC
8.625%, due 02/01/26 (c)		25,000	25,250
Cable One, Inc.
4.000%, due 11/15/30 (c)		100,000	100,250
CCO Holdings LLC
5.125%, due 05/01/27 (c)		385,000	403,769
4.750%, due 03/01/30 (c)		230,000	242,650
4.500%, due 08/15/30 (c)		125,000	130,312
4.250%, due 02/01/31 (c)		35,000	35,656
4.500%, due 06/01/33 (c)		100,000	102,000
Cengage Learning, Inc.
9.500%, due 06/15/24 (c)		40,000	40,950
Charter Communications Operating LLC
4.908%, due 07/23/25		170,000	192,621
2.800%, due 04/01/31		130,000	132,818
5.750%, due 04/01/48		180,000	228,804
5.125%, due 07/01/49		345,000	410,395
Clear Channel Outdoor Holdings, Inc.
7.500%, due 06/01/29 (c)		55,000	56,787
Comcast Corp.
3.400%, due 04/01/30		85,000	93,798
1.500%, due 02/15/31		105,000	99,083
CommScope Technologies LLC
5.000%, due 03/15/27 (c)		25,000	25,562
CSC Holdings LLC
5.250%, due 06/01/24		70,000	75,775
Diamond Sports Group LLC
5.375%, due 08/15/26 (c)		35,000	22,662
6.625%, due 08/15/27 (c)		15,000	7,350
DISH DBS Corp.
5.875%, due 07/15/22		140,000	145,950
5.875%, due 11/15/24		35,000	37,493
5.125%, due 06/01/29 (c)		55,000	54,244
DISH Network Corp. CVRT
3.375%, due 08/15/26		125,000	127,627
Embarq Corp.
7.995%, due 06/01/36		25,000	28,250
Endure Digital, Inc.
6.000%, due 02/15/29 (c)		45,000	44,550
Etsy, Inc. CVRT
0.250%, due 06/15/28 (c)		115,000	126,040
Expedia Group, Inc.
3.250%, due 02/15/30		85,000	88,751
Frontier Communications Corp.
5.875%, due 10/15/27 (c)		10,000	10,700
5.000%, due 05/01/28 (c)		50,000	51,500
6.750%, due 05/01/29 (c)		15,000	15,919
GCI LLC
4.750%, due 10/15/28 (c)		210,000	214,725
GTT Communications, Inc.
7.875%, due 12/31/24 (c)		20,000	2,500
Hughes Satellite Systems Corp.
6.625%, due 08/01/26		25,000	28,031
iHeartCommunications, Inc.
8.375%, due 05/01/27		35,000	37,494
Level 3 Financing, Inc.
4.625%, due 09/15/27 (c)		35,000	36,356
3.750%, due 07/15/29 (c)		15,000	14,550
Liberty Broadband Corp. CVRT
1.250%, due 09/30/50 (c)		245,000	246,524
2.750%, due 09/30/50 (c)		165,000	175,514
Liberty Media Corp. CVRT
0.500%, due 12/01/50 (c)		100,000	114,969
LogMeIn, Inc.
5.500%, due 09/01/27 (c)		25,000	25,906
Lumen Technologies, Inc.
5.125%, due 12/15/26 (c)		40,000	41,550
4.000%, due 02/15/27 (c)		30,000	30,600
Match Group Holdings II LLC
4.125%, due 08/01/30 (c)		155,000	157,325
MercadoLibre, Inc.
2.375%, due 01/14/26		200,000	201,250
Meredith Corp.
6.875%, due 02/01/26		23,000	23,920
Midcontinent Communications
5.375%, due 08/15/27 (c)		25,000	26,250
Netflix, Inc.
3.625%, due 06/15/25 (c)		380,000	408,500
4.375%, due 11/15/26		135,000	153,225
4.875%, due 04/15/28		60,000	69,750
5.875%, due 11/15/28		25,000	30,656
5.375%, due 11/15/29 (c)		210,000	254,625
News Corp.
3.875%, due 05/15/29 (c)		335,000	338,350
Nexstar Broadcasting, Inc.
5.625%, due 07/15/27 (c)		25,000	26,562
Omnicom Group, Inc.
2.600%, due 08/01/31		160,000	162,671
Radiate Holdco LLC
4.500%, due 09/15/26 (c)		290,000	300,150
6.500%, due 09/15/28 (c)		107,000	112,216
Scripps Escrow II, Inc.
3.875%, due 01/15/29 (c)		40,000	39,500
Scripps Escrow, Inc.
5.875%, due 07/15/27 (c)		45,000	46,575
Sinclair Television Group, Inc.
4.125%, due 12/01/30 (c)		25,000	24,563
Sirius XM Radio, Inc.
5.000%, due 08/01/27 (c)		25,000	26,188
4.125%, due 07/01/30 (c)		20,000	20,250
Spanish Broadcasting System, Inc.
9.750%, due 03/01/26 (c)		25,000	25,250
Sprint Capital Corp.
8.750%, due 03/15/32		199,000	302,480
Sprint Corp.
7.125%, due 06/15/24		35,000	40,381
7.625%, due 03/01/26		25,000	30,594
Summer BC Bidco B LLC
5.500%, due 10/31/26 (c)		10,000	10,163
TEGNA, Inc.
5.000%, due 09/15/29		25,000	26,162
The Interpublic Group of Cos., Inc.
4.650%, due 10/01/28		80,000	93,917
T-Mobile USA, Inc.
4.500%, due 02/01/26		165,000	168,919
2.250%, due 02/15/26		90,000	90,532
2.625%, due 04/15/26		45,000	46,013
4.750%, due 02/01/28		35,000	37,450
2.625%, due 02/15/29		90,000	88,765
3.375%, due 04/15/29		110,000	113,410
3.375%, due 04/15/29 (c)		5,000	5,074
2.875%, due 02/15/31		100,000	99,157
3.500%, due 04/15/31		155,000	159,198
Townsquare Media, Inc.
6.875%, due 02/01/26 (c)		105,000	112,088
TripAdvisor, Inc.
7.000%, due 07/15/25 (c)		160,000	172,000
Uber Technologies, Inc.
7.500%, due 05/15/25 (c)		35,000	37,756
8.000%, due 11/01/26 (c)		215,000	231,663
7.500%, due 09/15/27 (c)		35,000	38,456
Uber Technologies, Inc. CVRT
0.000%, due 12/15/25 (c)		330,000	335,475
Univision Communications, Inc.
6.625%, due 06/01/27 (c)		25,000	27,031
4.500%, due 05/01/29 (c)		30,000	30,225
Urban One, Inc.
7.375%, due 02/01/28 (c)		25,000	26,938
Verizon Communications, Inc.
1.256%, due 05/15/25 (3 Month U.S. LIBOR + 1.100%) (b)		105,000	107,884
ViacomCBS, Inc.
6.250%, due 02/28/57 (3 Month U.S. LIBOR + 3.899%) (b)		25,000	28,500
Viasat, Inc.
5.625%, due 09/15/25 (c)		25,000	25,469
Zayo Group Holdings, Inc.
4.000%, due 03/01/27 (c)		35,000	34,694
6.125%, due 03/01/28 (c)		15,000	15,319
			9,454,724
Consumer, Cyclical - 3.6%
Academy Ltd.
6.000%, due 11/15/27 (c)		25,000	26,750
Adams Homes, Inc.
7.500%, due 02/15/25 (c)		25,000	26,219
Affinity Gaming
6.875%, due 12/15/27 (c)		25,000	26,562
Allison Transmission, Inc.
5.875%, due 06/01/29 (c)		25,000	27,406
Ambience Merger Sub, Inc.
7.125%, due 07/15/29 (c)		20,000	20,200
American Airlines Group, Inc.
5.000%, due 06/01/22 (c)		160,000	160,000
American Airlines Group, Inc. CVRT
6.500%, due 07/01/25		285,000	447,225
American Airlines, Inc.
5.500%, due 04/20/26 (c)		220,000	233,200
5.750%, due 04/20/29 (c)		215,000	232,469
American Axle & Manufacturing, Inc.
6.875%, due 07/01/28 (a)		25,000	27,250
Aramark Services, Inc.
6.375%, due 05/01/25 (c)		35,000	37,144
Asbury Automotive Group, Inc.
4.500%, due 03/01/28		4,000	4,115
4.750%, due 03/01/30		29,000	30,232
Ashton Woods USA LLC
6.750%, due 08/01/25 (c)		25,000	25,905
Bally's Corp.
6.750%, due 06/01/27 (c)		55,000	58,644
Boyd Gaming Corp.
8.625%, due 06/01/25 (c)		25,000	27,500
4.750%, due 06/15/31 (c)		250,000	259,062
Boyne USA, Inc.
4.750%, due 05/15/29 (c)		110,000	113,712
Burlington Stores, Inc. CVRT
2.250%, due 04/15/25		225,000	356,542
Caesars Entertainment, Inc.
6.250%, due 07/01/25 (c)		70,000	74,025
Caesars Resort Collection LLC
5.250%, due 10/15/25 (c)		75,000	75,750
Carvana Co.
5.875%, due 10/01/28 (c)		240,000	251,100
CCM Merger, Inc.
6.375%, due 05/01/26 (c)		25,000	26,250
Cedar Fair LP
5.250%, due 07/15/29		30,000	30,900
Century Communities, Inc.
5.875%, due 07/15/25		25,000	25,844
Cinemark USA, Inc.
5.875%, due 03/15/26 (c)		20,000	20,950
Clarios Global LP
6.250%, due 05/15/26 (c)		39,000	41,535
Core & Main LP
6.125%, due 08/15/25 (c)		25,000	25,469
Delta Air Lines 2020-1 Class A Pass Through Trust
2.500%, due 06/10/28		90,964	91,746
Delta Air Lines, Inc.
2.900%, due 10/28/24		100,000	101,750
7.000%, due 05/01/25 (c)		215,000	251,281
4.500%, due 10/20/25 (c)		150,000	161,832
7.375%, due 01/15/26		35,000	41,081
4.750%, due 10/20/28 (c)		623,000	693,017
Dollar Tree, Inc.
4.000%, due 05/15/25		170,000	187,447
Ferrellgas Escrow LLC
5.375%, due 04/01/26 (c)		25,000	24,781
Ford Motor Co.
8.500%, due 04/21/23		295,000	329,293
7.450%, due 07/16/31		35,000	46,017
Ford Motor Credit Co. LLC
3.350%, due 11/01/22		200,000	204,482
3.370%, due 11/17/23		200,000	207,262
2.748%, due 06/14/24	GBP	100,000	140,311
4.125%, due 08/17/27		$300,000	318,446
3.625%, due 06/17/31		245,000	249,606
General Motors Financial Co., Inc.
1.184%, due 01/05/23 (3 Month U.S. LIBOR + 0.990%) (b)		150,000	151,351
3.950%, due 04/13/24		5,000	5,388
Golden Entertainment, Inc.
7.625%, due 04/15/26 (c)		25,000	26,562
Golden Nugget, Inc.
6.750%, due 10/15/24 (c)		65,000	65,406
Hilton Domestic Operating Co., Inc.
4.875%, due 01/15/30		65,000	69,469
3.625%, due 02/15/32 (c)		100,000	98,625
Hilton Grand Vacations Borrower Escrow LLC
5.000%, due 06/01/29 (c)		120,000	122,250
Hyatt Hotels Corp.
5.750%, due 04/23/30		148,000	179,570
IAA, Inc.
5.500%, due 06/15/27 (c)		25,000	26,219
Installed Building Products, Inc.
5.750%, due 02/01/28 (c)		25,000	26,375
Interface, Inc.
5.500%, due 12/01/28 (c)		25,000	26,187
IRB Holding Corp.
7.000%, due 06/15/25 (c)		25,000	26,937
6.750%, due 02/15/26 (c)		45,000	46,575
L Brands, Inc.
6.750%, due 07/01/36		25,000	31,312
LBM Acquisition LLC
6.250%, due 01/15/29 (c)		75,000	75,375
LCM Investments Holdings II LLC
4.875%, due 05/01/29 (c)		25,000	25,625
Lions Gate Capital Holdings LLC
5.500%, due 04/15/29 (c)		240,000	253,800
Live Nation Entertainment, Inc.
6.500%, due 05/15/27 (c)		40,000	44,400
M/I Homes, Inc.
4.950%, due 02/01/28		25,000	26,062
Marriott International, Inc.
3.125%, due 06/15/26		90,000	95,669
McDonald's Corp.
3.600%, due 07/01/30		85,000	95,379
Meritage Homes Corp.
5.125%, due 06/06/27		25,000	27,969
Meritor, Inc.
4.500%, due 12/15/28 (c)		25,000	25,312
MGM Resorts International
6.750%, due 05/01/25		60,000	64,125
5.500%, due 04/15/27		25,000	27,437
4.750%, due 10/15/28		20,000	21,250
Midwest Gaming Borrower LLC
4.875%, due 05/01/29 (c)		105,000	104,869
Mileage Plus Holdings LLC
6.500%, due 06/20/27 (c)		175,000	192,719
Murphy Oil USA, Inc.
5.625%, due 05/01/27		25,000	26,406
Newell Brands, Inc.
4.700%, due 04/01/26		35,000	38,981
Penn National Gaming, Inc.
4.125%, due 07/01/29 (c)		25,000	24,969
Performance Food Group, Inc.
5.500%, due 10/15/27 (c)		45,000	47,363
Real Hero Merger Sub 2, Inc.
6.250%, due 02/01/29 (c)		25,000	25,938
Scientific Games International, Inc.
5.000%, due 10/15/25 (c)		25,000	25,719
7.250%, due 11/15/29 (c)		30,000	33,900
SeaWorld Parks & Entertainment, Inc.
9.500%, due 08/01/25 (c)		25,000	26,906
Shea Homes LP
4.750%, due 04/01/29 (c)		25,000	25,625
Sizzling Platter LLC
8.500%, due 11/28/25 (c)		25,000	25,750
Sonic Automotive, Inc.
6.125%, due 03/15/27		25,000	26,219
Southwest Airlines Co. CVRT
1.250%, due 05/01/25		180,000	272,367
Specialty Building Products Holdings LLC
6.375%, due 09/30/26 (c)		25,000	26,125
Speedway Motorsports LLC
4.875%, due 11/01/27 (c)		25,000	25,313
SRS Distribution, Inc.
4.625%, due 07/01/28 (c)		50,000	51,125
6.125%, due 07/01/29 (c)		25,000	25,750
Staples, Inc.
7.500%, due 04/15/26 (c)		30,000	31,125
10.750%, due 04/15/27 (c)		25,000	25,500
Station Casinos LLC
4.500%, due 02/15/28 (c)		25,000	25,375
STL Holding Co. LLC
7.500%, due 02/15/26 (c)		25,000	26,313
Suburban Propane Partners LP
5.000%, due 06/01/31 (c)		45,000	46,069
Tempur Sealy International, Inc.
4.000%, due 04/15/29 (c)		30,000	30,413
Tenneco, Inc.
5.000%, due 07/15/26		15,000	14,925
7.875%, due 01/15/29 (c)		25,000	28,156
The Goodyear Tire & Rubber Co.
5.250%, due 07/15/31 (c)		50,000	52,125
The William Carter Co.
5.500%, due 05/15/25 (c)		85,000	89,569
5.625%, due 03/15/27 (c)		25,000	26,250
Travel + Leisure Co.
6.625%, due 07/31/26 (c)		230,000	260,475
Tri Pointe Homes, Inc.
5.700%, due 06/15/28		25,000	27,594
United Airlines Holdings, Inc.
4.875%, due 01/15/25 (a)		25,000	25,938
United Airlines, Inc.
4.625%, due 04/15/29 (c)		30,000	31,050
Univar Solutions USA, Inc.
5.125%, due 12/01/27 (c)		25,000	26,281
Victoria's Secret & Co.
4.625%, due 07/15/29 (c)		45,000	45,000
WASH Multifamily Acquisition, Inc.
5.750%, due 04/15/26 (c)		45,000	47,025
Wheel Pros, Inc.
6.500%, due 05/15/29 (c)		25,000	25,250
Williams Scotsman International, Inc.
4.625%, due 08/15/28 (c)		25,000	25,719
WMG Acquisition Corp.
3.000%, due 02/15/31 (c)		440,000	416,900
Wolverine World Wide, Inc.
5.000%, due 09/01/26 (c)		25,000	25,656
Wyndham Hotels & Resorts, Inc.
4.375%, due 08/15/28 (c)		145,000	150,075
Yum! Brands, Inc.
4.750%, due 01/15/30 (c)		312,000	336,570
3.625%, due 03/15/31		365,000	363,631
4.625%, due 01/31/32		175,000	183,094
			10,857,063
Consumer, Non-cyclical - 3.3%
AbbVie, Inc.
4.700%, due 05/14/45		155,000	193,601
Acadia Healthcare Co., Inc.
5.500%, due 07/01/28 (c)		25,000	26,687
Acco Brands Corp.
4.250%, due 03/15/29 (c)		5,000	4,950
Albertsons Cos., Inc.
3.500%, due 03/15/29 (c)		25,000	24,656
4.875%, due 02/15/30 (c)		15,000	15,863
Allied Universal Holdco LLC
6.625%, due 07/15/26 (c)		40,000	42,400
9.750%, due 07/15/27 (c)		70,000	77,000
Alta Equipment Group, Inc.
5.625%, due 04/15/26 (c)		25,000	25,719
Altria Group, Inc.
4.450%, due 05/06/50		85,000	90,165
AMN Healthcare, Inc.
4.625%, due 10/01/27 (c)		25,000	25,886
Anheuser-Busch Cos. LLC
4.900%, due 02/01/46		70,000	88,255
Anthem, Inc.
2.375%, due 01/15/25		90,000	94,102
Avantor Funding, Inc.
4.625%, due 07/15/28 (c)		25,000	26,375
B&G Foods, Inc.
5.250%, due 09/15/27		20,000	21,000
Catalent Pharma Solutions, Inc.
5.000%, due 07/15/27 (c)		25,000	26,094
Centene Corp.
4.250%, due 12/15/27		20,000	21,075
4.625%, due 12/15/29		80,000	87,800
3.375%, due 02/15/30		340,000	354,450
3.000%, due 10/15/30		380,000	389,025
2.500%, due 03/01/31		320,000	315,710
Chobani LLC
4.625%, due 11/15/28 (c)		10,000	10,337
Cigna Corp.
1.074%, due 07/15/23 (3 Month U.S. LIBOR + 0.890%) (b)		145,000	146,861
4.900%, due 12/15/48		155,000	199,668
Community Health Systems, Inc.
6.000%, due 01/15/29 (c)		45,000	48,037
6.875%, due 04/15/29 (c)		35,000	36,750
Constellation Brands, Inc.
3.150%, due 08/01/29		155,000	166,319
CoStar Group, Inc.
2.800%, due 07/15/30 (c)		115,000	116,763
Coty, Inc.
5.000%, due 04/15/26 (c)		30,000	30,412
CPI CG, Inc.
8.625%, due 03/15/26 (c)		15,000	15,862
CVS Health Corp.
5.050%, due 03/25/48		110,000	142,422
DaVita, Inc.
4.625%, due 06/01/30 (c)		25,000	25,625
Encompass Health Corp.
4.625%, due 04/01/31		15,000	16,031
Flowers Foods, Inc.
2.400%, due 03/15/31		90,000	90,037
Gartner, Inc.
3.750%, due 10/01/30 (c)		125,000	127,500
Graham Holdings Co.
5.750%, due 06/01/26 (c)		25,000	26,062
HCA, Inc.
5.375%, due 02/01/25		285,000	321,337
4.125%, due 06/15/29		375,000	422,344
3.500%, due 09/01/30		651,000	690,874
Hill-Rom Holdings, Inc.
4.375%, due 09/15/27 (c)		25,000	26,000
Jaguar Holding Co. II
5.000%, due 06/15/28 (c)		25,000	27,031
JBS USA Food Co.
7.000%, due 01/15/26 (c)		200,000	211,500
JBS USA LUX SA
6.750%, due 02/15/28 (c)		25,000	27,437
KeHE Distributors LLC
8.625%, due 10/15/26 (c)		23,000	25,358
Kraft Heinz Foods Co.
3.000%, due 06/01/26		125,000	132,975
3.875%, due 05/15/27		75,000	82,176
4.250%, due 03/01/31		305,000	345,634
5.000%, due 07/15/35		40,000	48,641
6.875%, due 01/26/39		245,000	350,449
7.125%, due 08/01/39 (c)		35,000	51,359
4.625%, due 10/01/39		220,000	254,326
5.200%, due 07/15/45		45,000	55,817
4.375%, due 06/01/46		55,000	62,001
Kronos Acquisition Holdings, Inc.
5.000%, due 12/31/26 (c)		80,000	81,400
7.000%, due 12/31/27 (c)		45,000	45,169
Lamb Weston Holdings, Inc.
4.875%, due 05/15/28 (c)		5,000	5,531
Legacy LifePoint Health LLC
6.750%, due 04/15/25 (c)		25,000	26,563
4.375%, due 02/15/27 (c)		55,000	55,550
Metis Merger Sub LLC
6.500%, due 05/15/29 (c)		40,000	39,450
Molina Healthcare, Inc.
3.875%, due 11/15/30 (c)		25,000	26,000
MPH Acquisition Holdings LLC
5.750%, due 11/01/28 (c)		75,000	75,094
NESCO Holdings II, Inc.
5.500%, due 04/15/29 (c)		25,000	26,000
Nielsen Finance LLC
4.750%, due 07/15/31 (c)		25,000	24,969
Ortho-Clinical Diagnostics, Inc.
7.250%, due 02/01/28 (c)		35,000	38,194
Par Pharmaceutical, Inc.
7.500%, due 04/01/27 (c)		25,000	25,531
Pilgrim's Pride Corp.
5.875%, due 09/30/27 (c)		60,000	63,900
Post Holdings, Inc.
5.750%, due 03/01/27 (c)		330,000	345,262
5.625%, due 01/15/28 (c)		325,000	344,906
5.500%, due 12/15/29 (c)		205,000	219,094
4.625%, due 04/15/30 (c)		65,000	65,975
4.500%, due 09/15/31 (c)		290,000	288,913
Prime Security Services Borrower LLC
3.375%, due 08/31/27 (c)		20,000	19,350
Primo Water Holdings, Inc.
4.375%, due 04/30/29 (c)		105,000	105,000
Radiology Partners, Inc.
9.250%, due 02/01/28 (c)		35,000	38,588
RP Escrow Issuer LLC
5.250%, due 12/15/25 (c)		45,000	46,969
Select Medical Corp.
6.250%, due 08/15/26 (c)		80,000	84,800
Simmons Foods, Inc.
4.625%, due 03/01/29 (c)		25,000	25,219
Smithfield Foods, Inc.
4.250%, due 02/01/27 (c)		155,000	169,346
Spectrum Brands, Inc.
5.750%, due 07/15/25		25,000	25,563
Square, Inc.
3.500%, due 06/01/31 (c)		85,000	85,425
Sysco Corp.
5.950%, due 04/01/30		75,000	96,251
Tenet Healthcare Corp.
5.125%, due 11/01/27 (c)		60,000	62,850
6.125%, due 10/01/28 (c)		80,000	85,000
Thermo Fisher Scientific, Inc.
0.750%, due 09/12/24	EUR	100,000	121,547
0.500%, due 03/01/28	EUR	100,000	119,770
Triton Water Holdings, Inc.
6.250%, due 04/01/29 (c)		$60,000	60,375
United Natural Foods, Inc.
6.750%, due 10/15/28 (c)		50,000	53,750
United Rentals North America, Inc.
4.875%, due 01/15/28		210,000	222,600
4.000%, due 07/15/30		110,000	113,438
3.875%, due 02/15/31		230,000	234,025
US Foods, Inc.
6.250%, due 04/15/25 (c)		5,000	5,306
Verscend Escrow Corp.
9.750%, due 08/15/26 (c)		92,000	96,945
Vizient, Inc.
6.250%, due 05/15/27 (c)		25,000	26,438
			9,980,814
Energy - 1.8%
Aethon United BR LP
8.250%, due 02/15/26 (c)		25,000	27,062
Antero Midstream Partners LP
5.750%, due 03/01/27 (c)		45,000	46,800
Apache Corp.
4.625%, due 11/15/25		20,000	21,525
4.375%, due 10/15/28		50,000	53,250
Archrock Partners LP
6.250%, due 04/01/28 (c)		25,000	26,062
Blue Racer Midstream LLC
6.625%, due 07/15/26 (c)		15,000	15,675
BP Capital Markets America, Inc.
2.939%, due 06/04/51		100,000	94,957
Cheniere Energy Partners LP
4.500%, due 10/01/29		75,000	80,437
4.000%, due 03/01/31 (c)		260,000	270,400
Chesapeake Energy Corp.
5.875%, due 02/01/29 (c)		50,000	54,000
CNX Resources Corp.
7.250%, due 03/14/27 (c)		25,000	26,812
6.000%, due 01/15/29 (c)		30,000	32,400
Continental Resources, Inc.
5.750%, due 01/15/31 (c)		455,000	543,725
Crestwood Midstream Partners LP
5.750%, due 04/01/25		25,000	25,687
DCP Midstream Operating LP
5.625%, due 07/15/27		25,000	28,375
Delek Logistics Partners LP
6.750%, due 05/15/25		25,000	25,687
Devon Energy Corp.
5.250%, due 10/15/27 (c)		17,000	18,111
DT Midstream, Inc.
4.125%, due 06/15/29 (c)		25,000	25,344
Encino Acquisition Partners Holdings LLC
8.500%, due 05/01/28 (c)		25,000	25,500
Energy Transfer LP
7.125%, Perpetual		175,000	180,687
Energy Transfer Operating LP
4.750%, due 01/15/26		85,000	95,519
Enviva Partners LP
6.500%, due 01/15/26 (c)		25,000	26,125
EQM Midstream Partners LP
6.000%, due 07/01/25 (c)		10,000	10,875
4.750%, due 01/15/31 (c)		190,000	195,225
EQT Corp.
3.900%, due 10/01/27		67,000	71,606
3.125%, due 05/15/26 (c)		40,000	40,900
8.500%, due 02/01/30		25,000	32,438
3.625%, due 05/15/31 (c)		455,000	475,475
Hess Midstream Operations LP
5.625%, due 02/15/26 (c)		25,000	26,000
5.125%, due 06/15/28 (c)		45,000	47,137
Hilcorp Energy I LP
6.250%, due 11/01/28 (c)		35,000	37,187
5.750%, due 02/01/29 (c)		50,000	52,000
Independence Energy Finance LLC
7.250%, due 05/01/26 (c)		25,000	26,312
Indigo Natural Resources LLC
5.375%, due 02/01/29 (c)		60,000	62,700
Kinder Morgan Energy Partners LP
6.950%, due 01/15/38		75,000	106,812
Kinder Morgan, Inc.
2.000%, due 02/15/31		75,000	71,894
Laredo Petroleum, Inc.
10.125%, due 01/15/28		25,000	27,500
Marathon Petroleum Corp.
5.125%, due 12/15/26		80,000	94,100
Murphy Oil Corp.
6.375%, due 07/15/28		25,000	26,313
NGL Energy Operating LLC
7.500%, due 02/01/26 (c)		65,000	68,088
NuStar Logistics LP
6.375%, due 10/01/30		35,000	38,500
Oasis Petroleum, Inc.
6.375%, due 06/01/26 (c)		25,000	26,000
Occidental Petroleum Corp.
8.000%, due 07/15/25		20,000	23,875
3.400%, due 04/15/26		47,000	47,999
3.200%, due 08/15/26		31,000	31,271
6.625%, due 09/01/30		207,000	247,882
6.125%, due 01/01/31		195,000	228,394
7.500%, due 05/01/31		70,000	88,025
6.450%, due 09/15/36		25,000	29,875
Ovintiv, Inc.
7.375%, due 11/01/31		25,000	33,250
6.500%, due 08/15/34		145,000	190,312
6.500%, due 02/01/38		30,000	39,975
Patterson-UTI Energy, Inc.
3.950%, due 02/01/28		45,000	45,338
Peabody Energy Corp.
8.500%, due 12/31/24 (c)		13,136	9,885
Pioneer Natural Resources Co.
1.900%, due 08/15/30		100,000	96,116
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27		80,000	92,400
Southwestern Energy Co.
6.450%, due 01/23/25		20,000	22,025
SunCoke Energy Partners LP
7.500%, due 06/15/25 (c)		70,000	72,713
SunCoke Energy, Inc.
4.875%, due 06/30/29 (c)		65,000	64,838
Sunoco LP
6.000%, due 04/15/27		35,000	36,663
4.500%, due 05/15/29 (c)		40,000	40,700
Tallgrass Energy Partners LP
5.500%, due 01/15/28 (c)		25,000	25,438
Targa Resources Partners LP
5.500%, due 03/01/30		65,000	71,419
4.875%, due 02/01/31 (c)		25,000	27,062
The Williams Cos., Inc.
3.500%, due 11/15/30		30,000	32,764
Transcontinental Gas Pipe Line Co. LLC
3.250%, due 05/15/30		30,000	32,134
USA Compression Partners LP
6.875%, due 09/01/27		75,000	79,688
Vine Energy Holdings LLC
6.750%, due 04/15/29 (c)		25,000	26,313
Viper Energy Partners LP
5.375%, due 11/01/27 (c)		25,000	26,125
Western Midstream Operating LP
4.350%, due 02/01/25		30,000	31,688
5.300%, due 02/01/30		210,000	235,200
5.450%, due 04/01/44		25,000	26,875
			5,337,444
Financial - 2.4%
Acrisure LLC
4.250%, due 02/15/29 (c)		60,000	59,250
Air Lease Corp.
1.875%, due 08/15/26		95,000	95,087
Alexandria Real Estate Equities, Inc.
3.000%, due 05/18/51		100,000	98,056
Alliant Holdings Intermediate LLC
6.750%, due 10/15/27 (c)		30,000	31,500
Ally Financial, Inc.
5.750%, due 11/20/25		25,000	28,704
American Express Co.
3.400%, due 02/22/24		140,000	149,723
American Tower Corp.
1.950%, due 05/22/26	EUR	100,000	127,889
0.500%, due 01/15/28	EUR	100,000	117,467
3.950%, due 03/15/29		$85,000	95,299
Ares Capital Corp.
2.150%, due 07/15/26		95,000	94,231
Aretec Escrow Issuer, Inc.
7.500%, due 04/01/29 (c)		25,000	25,750
Athene Global Funding
3.000%, due 07/01/22 (c)		90,000	92,253
Bank of America Corp.
3.974%, due 02/07/30 (3 Month U.S. LIBOR + 1.210%) (b)		80,000	90,682
Berkshire Hathaway Finance Corp.
2.375%, due 06/19/39	GBP	120,000	178,296
Berkshire Hathaway, Inc.
0.000%, due 03/12/25	EUR	200,000	237,783
BroadStreet Partners, Inc.
5.875%, due 04/15/29 (c)		$25,000	25,402
Chubb INA Holdings, Inc.
0.300%, due 12/15/24	EUR	160,000	191,391
Citigroup, Inc.
0.000%, due 03/21/23 (3 Month EURIBOR + 0.500%) (b)	EUR	170,000	202,849
Crown Castle International Corp.
3.650%, due 09/01/27		$125,000	137,786
2.250%, due 01/15/31		40,000	39,460
Cushman & Wakefield US Borrower LLC
6.750%, due 05/15/28 (c)		25,000	27,000
Discover Financial Services
4.100%, due 02/09/27		125,000	139,752
ESH Hospitality, Inc.
5.250%, due 05/01/25 (c)		25,000	25,469
First Horizon Bank
5.750%, due 05/01/30		255,000	314,537
Freedom Mortgage Corp.
8.250%, due 04/15/25 (c)		25,000	26,094
6.625%, due 01/15/27 (c)		10,000	10,062
GE Capital Funding LLC
3.450%, due 05/15/25		200,000	217,604
GTCR AP Finance, Inc.
8.000%, due 05/15/27 (c)		35,000	37,450
Host Hotels & Resorts LP
3.375%, due 12/15/29		65,000	68,189
3.500%, due 09/15/30		65,000	68,123
Icahn Enterprises LP
5.250%, due 05/15/27		50,000	51,500
Iron Mountain, Inc.
5.250%, due 07/15/30 (c)		25,000	26,438
4.500%, due 02/15/31 (c)		25,000	25,281
JPMorgan Chase & Co.
2.580%, due 04/22/32 (SOFR Rate + 1.250%) (b)		160,000	164,368
Ladder Capital Finance Holdings LLLP
4.750%, due 06/15/29 (c)		10,000	10,000
LPL Holdings, Inc.
4.625%, due 11/15/27 (c)		25,000	25,937
MGM Growth Properties Operating Partnership LP
4.625%, due 06/15/25 (c)		20,000	21,425
3.875%, due 02/15/29 (c)		25,000	25,375
Midcap Financial Issuer Trust
6.500%, due 05/01/28 (c)		15,000	15,656
Morgan Stanley
0.790%, due 05/30/25 (SOFR Rate + 0.525%) (b)		105,000	104,593
MPT Operating Partnership LP
3.500%, due 03/15/31		25,000	25,188
Nationstar Mortgage Holdings, Inc.
5.500%, due 08/15/28 (c)		30,000	30,133
5.125%, due 12/15/30 (c)		25,000	24,906
Navient Corp.
5.000%, due 03/15/27		35,000	36,269
4.875%, due 03/15/28		25,000	25,125
NFP Corp.
6.875%, due 08/15/28 (c)		30,000	31,613
OneMain Finance Corp.
6.625%, due 01/15/28		65,000	74,588
Park Intermediate Holdings LLC
4.875%, due 05/15/29 (c)		35,000	36,094
PennyMac Financial Services, Inc.
4.250%, due 02/15/29 (c)		55,000	52,938
Prudential Financial, Inc.
3.905%, due 12/07/47		85,000	98,519
Quicken Loans LLC
5.250%, due 01/15/28 (c)		25,000	26,225
Realogy Group LLC
7.625%, due 06/15/25 (c)		20,000	21,700
5.750%, due 01/15/29 (c)		55,000	57,475
Santander Holdings USA, Inc.
3.400%, due 01/18/23		180,000	187,213
SBA Communications Corp.
4.875%, due 09/01/24		33,000	33,577
3.875%, due 02/15/27		455,000	467,513
3.125%, due 02/01/29 (c)		195,000	187,931
Service Properties Trust
4.375%, due 02/15/30		25,000	23,854
Synchrony Financial
3.950%, due 12/01/27		90,000	99,845
The Goldman Sachs Group, Inc.
1.375%, due 05/15/24	EUR	150,000	182,492
3.375%, due 03/27/25	EUR	38,000	50,510
0.866%, due 09/10/27 (SOFR Rate + 0.820%) (b)		$190,000	189,566
2.000%, due 11/01/28	EUR	37,000	48,402
The Western Union Co.
2.750%, due 03/15/31		$190,000	189,785
Uniti Group LP
7.125%, due 12/15/24 (c)		25,000	25,875
6.500%, due 02/15/29 (c)		35,000	35,044
US Bancorp
0.850%, due 06/07/24	EUR	445,000	541,968
USB Capital IX
3.500%, due 04/15/42 (3 Month U.S. LIBOR + 1.020%) (b)		$125,000	123,750
VICI Properties LP
4.625%, due 12/01/29 (c)		70,000	74,375
4.125%, due 08/15/30 (c)		165,000	169,538
Wells Fargo & Co.
1.362%, due 07/27/21 (3 Month Bank Bill Swap Rate + 1.320%) (b)	AUD	200,000	150,115
3.250%, due 04/27/22	AUD	200,000	153,603
Welltower, Inc.
2.050%, due 01/15/29		$95,000	92,539
Willis North America, Inc.
4.500%, due 09/15/28		90,000	103,917
XHR LP
4.875%, due 06/01/29 (c)		10,000	10,325
			7,206,221
Industrial - 1.6%
AECOM
5.125%, due 03/15/27		230,000	255,587
Ardagh Metal Packaging Finance USA LLC
3.250%, due 09/01/28 (c)		200,000	199,250
4.000%, due 09/01/29 (c)		200,000	197,750
Ball Corp.
4.000%, due 11/15/23		190,000	201,400
5.250%, due 07/01/25		260,000	293,475
4.875%, due 03/15/26		240,000	266,400
2.875%, due 08/15/30		105,000	102,506
Berry Global, Inc.
5.625%, due 07/15/27 (c)		180,000	191,700
Builders FirstSource, Inc.
6.750%, due 06/01/27 (c)		80,000	85,800
5.000%, due 03/01/30 (c)		25,000	26,125
Cargo Aircraft Management, Inc.
4.750%, due 02/01/28 (c)		25,000	25,531
Cascades, Inc.
5.375%, due 01/15/28 (c)		25,000	26,312
Clark Equipment Co.
5.875%, due 06/01/25 (c)		25,000	26,344
Clean Harbors, Inc.
5.125%, due 07/15/29 (c)		25,000	27,156
CP Atlas Buyer, Inc.
7.000%, due 12/01/28 (c)		25,000	25,875
Crown Americas LLC
4.500%, due 01/15/23		149,000	155,705
4.250%, due 09/30/26		25,000	26,781
Crown Cork & Seal Co., Inc.
7.375%, due 12/15/26		160,000	196,200
CSX Corp.
3.800%, due 11/01/46		85,000	96,225
Energizer Holdings, Inc.
4.750%, due 06/15/28 (c)		50,000	51,187
Fortress Transportation and Infrastructure Investors LLC
5.500%, due 05/01/28 (c)		25,000	25,969
Global Infrastructure Solutions, Inc.
5.625%, due 06/01/29 (c)		25,000	25,937
GrafTech Finance, Inc.
4.625%, due 12/15/28 (c)		25,000	25,656
Graham Packaging Co., Inc.
7.125%, due 08/15/28 (c)		25,000	26,937
Granite US Holdings Corp.
11.000%, due 10/01/27 (c)		25,000	27,844
Griffon Corp.
5.750%, due 03/01/28		30,000	31,837
Imola Merger Corp.
4.750%, due 05/15/29 (c)		25,000	25,719
Koppers, Inc.
6.000%, due 02/15/25 (c)		25,000	25,719
Madison IAQ LLC
4.125%, due 06/30/28 (c)		40,000	40,400
5.875%, due 06/30/29 (c)		45,000	45,787
New Enterprise Stone & Lime Co., Inc.
9.750%, due 07/15/28 (c)		25,000	27,875
Owens Corning
4.400%, due 01/30/48		85,000	100,349
Packaging Corp. of America
3.000%, due 12/15/29		90,000	95,717
Park-Ohio Industries, Inc.
6.625%, due 04/15/27		25,000	25,438
Penske Truck Leasing Co. LP
4.200%, due 04/01/27 (c)		85,000	95,571
PGT Innovations, Inc.
6.750%, due 08/01/26 (c)		25,000	26,344
Plastipak Holdings, Inc.
6.250%, due 10/15/25 (c)		25,000	25,531
Reynolds Group Issuer, Inc.
4.000%, due 10/15/27 (c)		260,000	258,050
Silgan Holdings, Inc.
4.125%, due 02/01/28		70,000	72,625
Spirit AeroSystems, Inc.
7.500%, due 04/15/25 (c)		35,000	37,363
SSL Robotics LLC
9.750%, due 12/31/23 (c)		15,000	16,556
Standard Industries, Inc.
5.000%, due 02/15/27 (c)		20,000	20,725
3.375%, due 01/15/31 (c)		55,000	52,525
Stevens Holding Co., Inc.
6.125%, due 10/01/26 (c)		25,000	26,750
Summit Materials LLC
5.125%, due 06/01/25 (c)		25,000	25,313
The Boeing Co.
5.040%, due 05/01/27		205,000	236,349
2.950%, due 02/01/30		100,000	102,334
5.150%, due 05/01/30		530,000	627,007
The Kenan Advantage Group, Inc.
7.875%, due 07/31/23 (c)		5,000	4,994
TransDigm, Inc.
8.000%, due 12/15/25 (c)		5,000	5,394
6.250%, due 03/15/26 (c)		50,000	52,750
5.500%, due 11/15/27		60,000	62,625
4.875%, due 05/01/29 (c)		30,000	30,300
Triumph Group, Inc.
7.750%, due 08/15/25 (a)		25,000	25,688
Weekley Homes LLC
4.875%, due 09/15/28 (c)		25,000	25,813
WRKCo, Inc.
3.750%, due 03/15/25		80,000	87,356
			4,946,456
Technology - 1.0%
Apple, Inc.
0.875%, due 05/24/25	EUR	215,000	264,837
Ascend Learning LLC
6.875%, due 08/01/25 (c)		$25,000	25,469
Austin BidCo, Inc.
7.125%, due 12/15/28 (c)		25,000	25,531
Booz Allen Hamilton, Inc.
3.875%, due 09/01/28 (c)		25,000	25,500
BY Crown Parent LLC
4.250%, due 01/31/26 (c)		25,000	26,187
Castle US Holding Corp.
9.500%, due 02/15/28 (c)		30,000	31,350
CDW LLC
4.250%, due 04/01/28		165,000	173,250
3.250%, due 02/15/29		25,000	25,250
Clarivate Science Holdings Corp.
4.875%, due 06/30/29 (c)		40,000	41,050
CoreLogic, Inc.
4.500%, due 05/01/28 (c)		30,000	29,775
Dell International LLC
8.350%, due 07/15/46		110,000	179,381
Donnelley Financial Solutions, Inc.
8.250%, due 10/15/24		25,000	25,938
Everi Holdings, Inc.
5.000%, due 07/15/29 (c)		5,000	5,000
Fidelity National Information Services, Inc.
1.500%, due 05/21/27	EUR	100,000	125,735
1.000%, due 12/03/28	EUR	100,000	121,779
Fiserv, Inc.
1.125%, due 07/01/27	EUR	100,000	123,775
J2 Global, Inc.
4.625%, due 10/15/30 (c)		$70,000	72,363
Microchip Technology, Inc.
4.250%, due 09/01/25		25,000	26,242
MSCI, Inc.
3.625%, due 09/01/30 (c)		295,000	302,375
3.875%, due 02/15/31 (c)		155,000	160,425
3.625%, due 11/01/31 (c)		166,000	170,150
NCR Corp.
5.125%, due 04/15/29 (c)		20,000	20,575
NetApp, Inc.
1.875%, due 06/22/25		95,000	97,628
NXP BV
3.875%, due 06/18/26 (c)		170,000	188,249
Oracle Corp.
3.600%, due 04/01/50		95,000	97,295
Rackspace Technology Global, Inc.
5.375%, due 12/01/28 (c)		5,000	5,125
Rocket Software, Inc.
6.500%, due 02/15/29 (c)		25,000	24,750
Roper Technologies, Inc.
1.750%, due 02/15/31		205,000	196,269
Sabre Corp. CVRT
4.000%, due 04/15/25		85,000	153,252
Science Applications International Corp.
4.875%, due 04/01/28 (c)		25,000	26,188
Tempo Acquisition LLC
6.750%, due 06/01/25 (c)		15,000	15,253
Twilio, Inc.
3.625%, due 03/15/29		90,000	91,688
3.875%, due 03/15/31		125,000	128,281
Veritas US, Inc.
7.500%, due 09/01/25 (c)		30,000	31,200
Xerox Holdings Corp.
5.000%, due 08/15/25 (c)		25,000	26,375
			3,083,490
Utilities - 0.9%
Calpine Corp.
5.125%, due 03/15/28 (c)		40,000	40,400
4.625%, due 02/01/29 (c)		15,000	14,700
Clearway Energy Operating LLC
4.750%, due 03/15/28 (c)		25,000	26,187
Dominion Energy, Inc.
4.650%, due 06/15/25 (5 Year CMT Rate + 2.993%) (b)		180,000	191,250
DPL, Inc.
4.125%, due 07/01/25		270,000	288,900
Duke Energy Corp.
4.875%, due 03/16/25 (5 Year CMT Rate + 3.388%) (b)		150,000	159,750
Essential Utilities, Inc.
2.704%, due 04/15/30		95,000	98,449
Eversource Energy
1.650%, due 08/15/30		95,000	90,429
FirstEnergy Corp.
4.400%, due 07/15/27		180,000	195,659
7.375%, due 11/15/31		320,000	435,951
Monongahela Power Co.
5.400%, due 12/15/43 (c)		105,000	137,468
NextEra Energy Capital Holdings, Inc.
2.250%, due 06/01/30		90,000	90,608
5.650%, due 05/01/79 (3 Month U.S. LIBOR + 3.156%) (b)		110,000	127,875
NRG Energy, Inc.
3.625%, due 02/15/31 (c)		60,000	58,950
Pacific Gas and Electric Co.
2.500%, due 02/01/31		95,000	88,626
PG&E Corp.
5.000%, due 07/01/28		20,000	20,125
5.250%, due 07/01/30		120,000	120,973
Pike Corp.
5.500%, due 09/01/28 (c)		35,000	36,400
South Jersey Industries, Inc.
5.020%, due 04/15/31		131,000	137,934
The AES Corp.
3.950%, due 07/15/30 (c)		30,000	32,747
The Brooklyn Union Gas Co.
4.487%, due 03/04/49 (c)		90,000	106,907
The East Ohio Gas Co.
3.000%, due 06/15/50 (c)		95,000	93,548
The Southern Co.
4.000%, due 01/15/51 (5 Year CMT Rate + 3.733%) (b)		130,000	137,261
3.750%, due 09/15/51 (5 Year CMT Rate + 2.915%) (b)		95,000	95,796
Vistra Operations Co. LLC
5.625%, due 02/15/27 (c)		25,000	25,937
			2,852,830
Total Corporate Bonds (Cost $53,521,959)			56,006,581

FOREIGN BONDS - 21.7%
Argentina - 0.1%
Banco Macro SA
6.750%, due 11/04/26 (5 Year USD Swap Rate + 5.463%) (b)		250,000	207,187
Australia - 0.6%
Asian Development Bank
5.000%, due 03/09/22	AUD	110,000	85,269
Australia Government Bond
0.250%, due 11/21/24	AUD	455,000	339,331
0.500%, due 09/21/26	AUD	155,000	114,228
FMG Resources August 2006 Pty Ltd.
4.375%, due 04/01/31 (c)		$657,000	701,347
Macquarie Group Ltd.
1.629%, due 09/23/27 (SOFR Rate + 0.910%) (b)(c)		95,000	94,459
New South Wales Treasury Corp.
1.000%, due 02/08/24	AUD	580,000	442,605
			1,777,239
Austria - 0.1%
Republic of Austria Government Bond
0.500%, due 02/20/29 (c)	EUR	140,000	174,687
Suzano Austria GmbH
3.125%, due 01/15/32		$50,000	49,330
			224,017
Bermuda - 0.1%
Digicel Group 0.5 Ltd.
8.000%, due 04/01/25 (c)		65,316	54,865
Digicel Group 0.5 Ltd. CVRT
7.000%, due 12/01/21 (c)		96,925	73,421
Viking Cruises Ltd.
13.000%, due 05/15/25 (c)		25,000	29,344
5.875%, due 09/15/27 (c)		90,000	88,650
			246,280
Brazil - 0.8%
Banco do Estado do Rio Grande do Sul SA
5.375%, due 01/28/31 (5 Year CMT Rate + 4.928%) (b)(c)		200,000	204,130
Brazilian Government International Bond
3.750%, due 09/12/31		200,000	197,000
5.625%, due 02/21/47		500,000	546,250
Itau Unibanco Holding SA
4.625%, Perpetual (5 Year CMT Rate + 3.222%) (b)		200,000	192,000
Natura Cosmeticos SA
4.125%, due 05/03/28 (c)		200,000	204,750
Nota do Tesouro Nacional
10.000%, due 01/01/23	BRL	1,995	416,394
10.000%, due 01/01/25	BRL	2,670	566,505
Simpar Finance Sarl
10.750%, due 02/12/28 (c)	BRL	590,000	107,909
			2,434,938
Britain - 0.9%
Antofagasta PLC
2.375%, due 10/14/30		$200,000	192,261
BP Capital Markets PLC CVRT
1.000%, due 04/28/23	GBP	200,000	286,390
European Investment Bank
0.399%, due 06/29/23 (SONIA Rate + 0.350%) (b)	GBP	100,000	138,984
Lloyds Banking Group PLC
7.500%, Perpetual (5 Year USD Swap Rate + 4.496%) (b)		$200,000	232,000
MARB BondCo PLC
3.950%, due 01/29/31 (c)		200,000	192,174
Natwest Group PLC
6.000%, Perpetual (5 Year CMT Rate + 5.625%) (b)		200,000	223,000
Royalty Pharma PLC
3.300%, due 09/02/40 (c)		90,000	90,150
United Kingdom Gilt
3.750%, due 09/07/21	GBP	65,000	90,517
0.500%, due 07/22/22	GBP	100,000	139,007
Vedanta Resources Finance II PLC
9.250%, due 04/23/26 (c)		$200,000	175,750
Vedanta Resources Ltd.
6.125%, due 08/09/24		200,000	167,500
Virgin Media Finance PLC
5.000%, due 07/15/30 (c)		200,000	200,000
Virgin Media Secured Finance PLC
5.500%, due 05/15/29 (c)		76,000	81,700
Vmed O2 UK Financing I PLC
3.250%, due 01/31/31 (c)	EUR	150,000	178,150
4.250%, due 01/31/31 (c)		$415,000	406,182
			2,793,765
Canada - 2.6%
1011778 BC ULC
4.250%, due 05/15/24 (c)		177,000	178,991
3.875%, due 01/15/28 (c)		190,000	192,138
3.500%, due 02/15/29 (c)		128,000	126,400
4.000%, due 10/15/30 (c)		356,000	343,540
Air Canada
4.000%, due 07/01/25		100,000	156,467
Bank of Montreal
3.803%, due 12/15/32 (5 Year USD Swap Rate + 1.432%) (b)		85,000	93,606
Bausch Health Cos., Inc.
5.500%, due 11/01/25 (c)		75,000	76,875
9.000%, due 12/15/25 (c)		95,000	101,769
5.000%, due 01/30/28 (c)		294,000	278,932
6.250%, due 02/15/29 (c)		250,000	246,875
5.250%, due 01/30/30 (c)		290,000	269,338
5.250%, due 02/15/31 (c)		50,000	46,500
Bombardier, Inc.
6.000%, due 10/15/22 (c)		35,000	35,000
Canacol Energy Ltd.
7.250%, due 05/03/25 (c)		200,000	212,500
Canada Housing Trust No. 1
1.950%, due 12/15/25 (c)	CAD	295,000	246,347
1.250%, due 06/15/26 (c)	CAD	260,000	209,955
Cenovus Energy, Inc.
3.500%, due 02/07/28	CAD	100,000	84,505
5.250%, due 06/15/37		$44,000	52,690
6.750%, due 11/15/39		434,000	588,070
5.400%, due 06/15/47		154,000	191,152
Enbridge, Inc.
3.125%, due 11/15/29		175,000	187,224
Garda World Security Corp.
6.000%, due 06/01/29 (c)		55,000	54,519
GFL Environmental, Inc.
4.000%, due 08/01/28 (c)		55,000	54,381
4.750%, due 06/15/29 (c)		155,000	160,038
Hudbay Minerals, Inc.
4.500%, due 04/01/26 (c)		25,000	25,000
Intelligent Packaging Ltd.
6.000%, due 09/15/28 (c)		25,000	26,000
International Bank for Reconstruction & Development
1.900%, due 01/16/25	CAD	260,000	216,283
Mattamy Group Corp.
4.625%, due 03/01/30 (c)		$45,000	45,787
MDC Partners, Inc.
7.500%, due 05/01/24 (c)		25,000	25,312
MEG Energy Corp.
7.125%, due 02/01/27 (c)		45,000	47,925
5.875%, due 02/01/29 (c)		10,000	10,475
MEGlobal Canada ULC
5.000%, due 05/18/25 (c)		200,000	224,250
NOVA Chemicals Corp.
5.250%, due 06/01/27 (c)		20,000	21,450
Nutrien Ltd.
4.200%, due 04/01/29		85,000	97,445
Open Text Corp.
3.875%, due 02/15/28 (c)		25,000	25,281
Parkland Corp.
4.500%, due 10/01/29 (c)		40,000	40,550
Precision Drilling Corp.
6.875%, due 01/15/29 (c)		25,000	25,813
Province of Ontario Canada
2.900%, due 06/02/28	CAD	220,000	192,157
1.350%, due 12/02/30	CAD	1,660,000	1,266,132
3.450%, due 06/02/45	CAD	195,000	181,575
Province of Quebec Canada
3.000%, due 09/01/23	CAD	325,000	275,906
1.500%, due 12/15/23	GBP	105,000	149,331
0.200%, due 04/07/25	EUR	200,000	241,890
Superior Plus LP
4.500%, due 03/15/29 (c)		$55,000	56,513
Taseko Mines Ltd.
7.000%, due 02/15/26 (c)		25,000	26,094
The Bank of Nova Scotia
3.400%, due 02/11/24		160,000	171,178
TransCanada PipeLines Ltd.
4.100%, due 04/15/30		225,000	257,506
			7,837,665
Cayman Islands - 0.5%
Avolon Holdings Funding Ltd.
3.250%, due 02/15/27 (c)		165,000	170,362
CK Hutchison International 20 Ltd.
2.500%, due 05/08/30 (c)		200,000	204,213
Cosan Overseas Ltd.
8.250%, Perpetual		200,000	205,000
ENN Energy Holdings Ltd.
3.250%, due 07/24/22		200,000	204,258
Global Aircraft Leasing Co. Ltd.
6.500%, due 09/15/24 (c)		48,321	48,563
Gran Tierra Energy International Holdings Ltd.
6.250%, due 02/15/25		400,000	356,000
SA Global Sukuk Ltd.
2.694%, due 06/17/31 (c)		200,000	201,672
Transocean Poseidon Ltd.
6.875%, due 02/01/27 (c)		75,000	75,375
Transocean, Inc.
11.500%, due 01/30/27 (c)		13,000	13,918
			1,479,361
Chile - 0.7%
AES Gener SA
7.125%, due 03/26/79 (5 Year USD Swap Rate + 4.644%) (b)(c)		200,000	213,750
CAP SA
3.900%, due 04/27/31 (c)		200,000	200,250
Chile Electricity PEC SpA
0.000%, due 01/25/28 (c)		200,000	162,038
Chile Government International Bond
3.100%, due 01/22/61		600,000	577,430
Empresa Electrica Angamos SA
4.875%, due 05/25/29		139,100	139,652
Empresa Electrica Cochrane SpA
5.500%, due 05/14/27		340,720	352,620
Empresa Electrica Guacolda SA
4.560%, due 04/30/25		400,000	288,100
Inversiones Latin America Power Ltda
5.125%, due 06/15/33 (c)		200,000	199,250
			2,133,090
China - 0.3%
China Government Bond
2.880%, due 11/05/23	CNY	2,980,000	462,983
1.990%, due 04/09/25	CNY	2,410,000	360,817
			823,800
Colombia - 0.7%
Colombia Government International Bond
3.125%, due 04/15/31		$200,000	195,530
3.250%, due 04/22/32		405,000	396,045
5.000%, due 06/15/45		200,000	212,698
4.125%, due 05/15/51		200,000	189,397
Colombian TES
10.000%, due 07/24/24	COP	686,500,000	208,920
6.250%, due 11/26/25	COP	750,000,000	203,629
7.500%, due 08/26/26	COP	770,000,000	218,052
Empresas Publicas de Medellin ESP
4.375%, due 02/15/31		$400,000	396,606
			2,020,877
Dominican Republic - 0.2%
Dominican Republic International Bond
5.300%, due 01/21/41 (c)		150,000	150,187
5.875%, due 01/30/60		300,000	300,000
Empresa Generadora de Electricidad Itabo SA
7.950%, due 05/11/26 (c)		81,000	83,835
			534,022
France - 0.3%
BNP Paribas SA
4.500%, Perpetual (5 Year CMT Rate + 2.944%) (a)(b)(c)		200,000	203,250
4.625%, Perpetual (5 Year CMT Rate + 3.340%) (a)(b)(c)		400,000	416,700
Engie SA
0.375%, due 06/21/27	EUR	100,000	120,373
Societe Generale SA
8.000%, Perpetual (5 Year ICE Mid-Market Swap Rate + 5.873%) (b)(c)		$200,000	235,750
Total Capital International SA
3.386%, due 06/29/60		85,000	89,258
			1,065,331
Germany - 0.1%
Deutsche Bank AG
6.000%, Perpetual (5 Year CMT Rate + 4.524%) (b)		200,000	212,000
E.ON SE
0.375%, due 09/29/27	EUR	65,000	77,995
Vertical Holdco GmbH
7.625%, due 07/15/28 (c)		$5,000	5,412
			295,407
Greece - 0.2%
Hellenic Republic Government Bond
2.000%, due 04/22/27 (c)	EUR	145,000	189,813
1.500%, due 06/18/30 (c)	EUR	205,000	259,943
4.200%, due 01/30/42	EUR	135,000	247,407
			697,163
India - 0.5%
Adani Green Energy UP Ltd.
6.250%, due 12/10/24 (c)		$200,000	221,250
Adani International Container Terminal Pvt Ltd.
3.000%, due 02/16/31		200,000	193,250
Adani Ports & Special Economic Zone Ltd.
3.100%, due 02/02/31 (c)		200,000	190,448
Indian Railway Finance Corp Ltd.
3.249%, due 02/13/30 (c)		200,000	202,594
JSW Hydro Energy Ltd.
4.125%, due 05/18/31 (c)		200,000	203,000
NTPC Ltd.
7.250%, due 05/03/22	INR	10,000,000	135,707
Reliance Industries Ltd.
5.400%, due 02/14/22		$250,000	257,187
			1,403,436
Indonesia - 1.4%
Indonesia Asahan Aluminium Persero PT
4.750%, due 05/15/25 (c)		225,000	247,500
Indonesia Government International Bond
2.625%, due 06/14/23 (c)	EUR	150,000	186,569
2.150%, due 07/18/24 (c)	EUR	150,000	188,121
3.850%, due 10/15/30		$200,000	222,509
1.100%, due 03/12/33	EUR	100,000	115,845
3.700%, due 10/30/49		$200,000	209,766
Indonesia Treasury Bond
8.375%, due 03/15/24	IDR	2,879,000,000	216,421
6.500%, due 06/15/25	IDR	5,823,000,000	421,424
8.375%, due 09/15/26	IDR	1,606,000,000	124,814
6.125%, due 05/15/28	IDR	2,889,000,000	199,700
9.000%, due 03/15/29	IDR	1,457,000,000	116,088
8.250%, due 05/15/29	IDR	283,000,000	21,744
7.000%, due 09/15/30	IDR	4,685,000,000	332,312
8.750%, due 05/15/31	IDR	3,000,000,000	237,310
6.625%, due 05/15/33	IDR	419,000,000	28,674
7.500%, due 06/15/35	IDR	1,015,000,000	72,072
7.500%, due 05/15/38	IDR	1,447,000,000	101,829
International Bank for Reconstruction & Development
7.450%, due 08/20/21	IDR	1,260,000,000	87,048
Perusahaan Penerbit SBSN Indonesia III
4.150%, due 03/29/27 (c)		$200,000	224,000
2.550%, due 06/09/31 (c)		400,000	400,500
3.800%, due 06/23/50		200,000	209,000
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.125%, due 05/15/27 (c)		250,000	270,625
			4,233,871
Ireland - 0.4%
Cimpress PLC
7.000%, due 06/15/26 (c)		180,000	189,675
Ireland Government Bond
3.900%, due 03/20/23	EUR	95,000	121,320
3.400%, due 03/18/24	EUR	165,000	216,661
Johnson Controls International PLC
0.375%, due 09/15/27	EUR	100,000	118,767
LCPR Senior Secured Financing DAC
6.750%, due 10/15/27 (c)		$255,000	273,894
5.125%, due 07/15/29 (c)		200,000	205,750
			1,126,067
Israel - 0.1%
Israel Electric Corp. Ltd.
6.875%, due 06/21/23 (c)		200,000	223,214
Italy - 0.3%
Intesa Sanpaolo SpA
4.198%, due 06/01/32 (c)		200,000	205,679
7.700%, Perpetual (5 Year USD Swap Rate + 5.462%) (b)(c)		200,000	229,472
Italy Buoni Poliennali Del Tesoro
1.850%, due 07/01/25 (c)	EUR	325,000	414,317
Republic of Italy Government International Bond
1.250%, due 02/17/26		$200,000	196,938
			1,046,406
Japan - 0.4%
Japan Government Five Year Bond
0.100%, due 06/20/25	JPY	90,250,000	819,858
Mitsubishi UFJ Financial Group, Inc.
0.871%, due 03/02/23 (3 Month U.S. LIBOR + 0.740%) (b)		$155,000	156,310
Sony Corp. CVRT
0.000%, due 09/30/22	JPY	7,000,000	137,134
			1,113,302
Jersey - 0.2%
Galaxy Pipeline Assets Bidco Ltd.
2.160%, due 03/31/34 (c)		$200,000	196,676
2.625%, due 03/31/36		300,000	294,508
			491,184
Liberia - 0.1%
Royal Caribbean Cruises Ltd.
9.125%, due 06/15/23 (c)		25,000	27,437
4.250%, due 07/01/26 (c)		140,000	139,825
5.500%, due 04/01/28 (c)		260,000	271,050
			438,312
Luxembourg - 1.1%
Allergan Funding SCS
1.250%, due 06/01/24	EUR	100,000	118,991
2.625%, due 11/15/28	EUR	100,000	127,800
ArcelorMittal SA
4.550%, due 03/11/26		$20,000	22,650
7.250%, due 10/15/39		25,000	35,281
7.000%, due 03/01/41		100,000	138,750
Atento Luxco 1 SA
8.000%, due 02/10/26 (c)		100,000	108,750
Becton Dickinson Euro Finance Sarl
1.208%, due 06/04/26	EUR	145,000	179,835
Camelot Finance SA
4.500%, due 11/01/26 (c)		$70,000	72,887
DH Europe Finance II Sarl
0.450%, due 03/18/28	EUR	310,000	370,344
Endo Luxembourg Finance Co. I Sarl
6.125%, due 04/01/29 (c)		$30,000	29,400
FS Luxembourg Sarl
10.000%, due 12/15/25 (c)		200,000	218,500
Gilex Holding Sarl
8.500%, due 05/02/23 (c)		150,000	153,750
JBS Finance Luxembourg Sarl
3.625%, due 01/15/32 (c)		200,000	199,000
Kenbourne Invest SA
4.700%, due 01/22/28 (c)		200,000	201,500
Mexico Remittances Funding Fiduciary Estate Management Sarl
4.875%, due 01/15/28 (c)		200,000	196,000
Millicom International Cellular SA
4.500%, due 04/27/31 (c)		200,000	208,250
Petrorio Luxembourg Sarl
6.125%, due 06/09/26 (c)		200,000	204,000
Rede D'or Finance Sarl
4.500%, due 01/22/30 (c)		200,000	204,000
Swiss Insured Brazil Power Finance Sarl
9.850%, due 07/16/32 (c)	BRL	1,878,063	396,471
Telecom Italia Capital SA
6.375%, due 11/15/33		$25,000	29,813
Trinseo Materials Operating SCA
5.375%, due 09/01/25 (c)		15,000	15,300
			3,231,272
Malaysia - 0.8%
CIMB Bank Bhd
3.263%, due 03/15/22		200,000	203,562
Malayan Banking Bhd
0.956%, due 08/16/24 (3 Month U.S. LIBOR + 0.800%) (b)		200,000	201,134
Malaysia Government Bond
4.160%, due 07/15/21	MYR	1,045,000	251,928
4.059%, due 09/30/24	MYR	875,000	221,778
3.882%, due 03/14/25	MYR	430,000	108,591
3.899%, due 11/16/27	MYR	600,000	152,491
3.733%, due 06/15/28	MYR	400,000	100,724
3.844%, due 04/15/33	MYR	980,000	237,239
3.828%, due 07/05/34	MYR	360,000	86,418
Malaysia Wakala Sukuk Bhd
3.075%, due 04/28/51 (c)		$350,000	365,313
Petronas Capital Ltd.
3.500%, due 04/21/30 (c)		200,000	219,005
2.480%, due 01/28/32 (c)		200,000	200,628
			2,348,811
Mauritius - 0.1%
Network i2i Ltd.
5.650%, Perpetual (5 Year CMT Rate + 4.277%) (b)(c)		200,000	213,500
Mexico - 1.1%
Banco Actinver SA
9.500%, due 12/18/32 (c)	MXN	3,000,000	109,816
Cemex SAB de CV
3.875%, due 07/11/31 (c)		$200,000	200,500
Credito Real SAB de CV SOFOM ER
9.125%, Perpetual (5 Year CMT Rate + 7.026%) (a)(b)		200,000	139,250
Mexarrend SAPI de CV
10.250%, due 07/24/24 (c)		200,000	188,250
Mexican Bonos
5.750%, due 03/05/26	MXN	48,300	239,908
7.500%, due 06/03/27	MXN	89,700	470,701
7.750%, due 05/29/31	MXN	60,900	323,270
Mexico Government International Bond
4.280%, due 08/14/41		$400,000	422,193
4.600%, due 02/10/48		200,000	214,488
3.771%, due 05/24/61		600,000	562,475
Total Play Telecomunicaciones SA de CV
7.500%, due 11/12/25 (c)		205,000	216,275
Unifin Financiera SAB de CV
8.875%, Perpetual (5 Year CMT Rate + 6.308%) (b)		400,000	297,000
			3,384,126
Netherlands - 0.7%
Airbus SE
1.625%, due 06/09/30	EUR	100,000	128,846
BMW Finance NV
1.000%, due 11/14/24	EUR	75,000	92,366
BNG Bank NV
0.250%, due 06/07/24	EUR	120,000	145,218
Greenko Dutch BV
3.850%, due 03/29/26 (c)		$200,000	204,750
ING Groep NV
5.750%, Perpetual (5 Year CMT Rate + 4.342%) (b)		200,000	221,500
Minejesa Capital BV
4.625%, due 08/10/30		400,000	424,380
5.625%, due 08/10/37		200,000	216,750
Petrobras Global Finance BV
6.900%, due 03/19/49		210,000	249,637
6.750%, due 06/03/50		200,000	232,500
5.500%, due 06/10/51		50,000	50,000
VTR Finance NV
6.375%, due 07/15/28		200,000	212,750
			2,178,697
New Zealand - 0.2%
International Bank for Reconstruction & Development
4.625%, due 10/06/21	NZD	145,000	102,472
3.375%, due 01/25/22	NZD	370,000	262,907
International Finance Corp.
0.375%, due 09/10/25	NZD	250,000	167,481
New Zealand Government Bond
5.500%, due 04/15/23	NZD	60,000	45,645
			578,505
Norway - 0.6%
Aker BP ASA
3.750%, due 01/15/30 (c)		$185,000	197,488
European Investment Bank
1.500%, due 05/12/22	NOK	1,920,000	224,799
1.750%, due 03/13/25	NOK	290,000	34,275
Nordea Eiendomskreditt AS
0.500%, due 06/21/23 (3 Month NIBOR + 0.300%) (b)	NOK	1,000,000	116,711
0.540%, due 06/19/24 (3 Month NIBOR + 0.340%) (b)	NOK	1,000,000	116,909
Nordic Investment Bank
1.875%, due 04/10/24	NOK	980,000	116,251
Norway Government Bond
2.000%, due 05/24/23 (c)	NOK	8,130,000	968,029
			1,774,462
Panama - 0.5%
Banco General SA
5.250%, Perpetual (10 Year CMT Rate + 3.665%) (b)(c)		$200,000	207,000
Carnival Corp.
5.750%, due 03/01/27 (c)		300,000	316,500
Panama Government International Bond
4.300%, due 04/29/53		300,000	331,875
3.870%, due 07/23/60		200,000	203,250
UEP Penonome II SA
6.500%, due 10/01/38 (c)		246,493	254,504
6.500%, due 10/01/38		197,194	203,603
			1,516,732
Peru - 0.5%
Banco Internacional del Peru SAA Interbank
4.000%, due 07/08/30 (1 Year CMT Rate + 3.711%) (a)(b)		350,000	345,625
Hunt Oil Co. of Peru LLC Sucursal Del Peru
6.375%, due 06/01/28		200,000	209,500
Orazul Energy Egenor SCA
5.625%, due 04/28/27		200,000	204,872
Peru LNG Srl
5.375%, due 03/22/30		400,000	345,000
Peruvian Government International Bond
2.783%, due 01/23/31		100,000	101,634
3.300%, due 03/11/41		300,000	301,893
3.550%, due 03/10/51 (a)		100,000	103,814
Scotiabank Peru SAA
4.500%, due 12/13/27 (3 Month U.S. LIBOR + 3.856%) (b)		80,000	81,759
			1,694,097
Philippines - 0.5%
Philippine Government International Bond
0.875%, due 05/17/27	EUR	285,000	344,213
2.457%, due 05/05/30		$200,000	207,998
1.648%, due 06/10/31 (a)		250,000	241,088
6.250%, due 01/14/36	PHP	5,000,000	121,548
3.700%, due 03/01/41		$400,000	431,000
3.700%, due 02/02/42		200,000	215,613
			1,561,460
Portugal - 0.3%
Portugal Government International Bond
5.125%, due 10/15/24 (c)		345,000	392,006
Portugal Obrigacoes do Tesouro OT
0.700%, due 10/15/27 (c)	EUR	85,000	106,008
0.475%, due 10/18/30 (c)	EUR	460,000	555,600
			1,053,614
Puerto Rico - 0.1%
Popular, Inc.
6.125%, due 09/14/23		$290,000	310,557
Qatar - 0.1%
Qatar Government International Bond
4.000%, due 03/14/29 (c)		200,000	229,969
Saudi Arabia - 0.3%
Saudi Arabian Oil Co.
3.500%, due 04/16/29 (c)		200,000	216,132
4.250%, due 04/16/39 (c)		200,000	223,142
4.375%, due 04/16/49 (c)		200,000	229,148
Saudi Government International Bond
3.750%, due 01/21/55		250,000	263,447
			931,869
Singapore - 1.2%
BOC Aviation Ltd.
2.750%, due 09/18/22 (c)		200,000	203,506
DBS Group Holdings Ltd.
3.600%, Perpetual (5 Year USD Swap Rate + 2.390%) (b)		600,000	601,500
LLPL Capital Pte Ltd.
6.875%, due 02/04/39 (c)		273,600	318,744
Medco Bell Pte Ltd.
6.375%, due 01/30/27 (c)		200,000	206,250
Medco Oak Tree Pte Ltd.
7.375%, due 05/14/26 (a)(c)		220,000	239,800
Oversea-Chinese Banking Corp. Ltd.
1.832%, due 09/10/30 (5 Year CMT Rate + 1.580%) (b)(c)		500,000	498,940
PSA Treasury Pte Ltd.
2.125%, due 09/05/29		200,000	203,480
Singapore Government Bond
1.750%, due 04/01/22	SGD	485,000	364,448
2.375%, due 06/01/25	SGD	165,000	130,467
Temasek Financial I Ltd.
1.000%, due 10/06/30 (c)		$400,000	375,200
United Overseas Bank Ltd.
3.875%, Perpetual (5 Year USD Swap Rate + 1.794%) (b)		500,000	518,875
			3,661,210
South Korea - 0.8%
Korea East-West Power Co. Ltd.
1.750%, due 05/06/25 (c)		200,000	204,236
1.750%, due 05/06/25		300,000	306,487
Korea Electric Power Corp.
1.125%, due 06/15/25 (c)		200,000	199,772
KT Corp.
2.500%, due 07/18/26		200,000	209,850
LG Chem Ltd.
2.375%, due 07/07/31 (c)		200,000	198,744
NongHyup Bank
1.250%, due 07/20/25 (c)		200,000	199,727
POSCO
2.375%, due 01/17/23		200,000	204,766
Shinhan Financial Group Co. Ltd.
2.875%, Perpetual (5 Year CMT Rate + 2.064%) (b)(c)		400,000	398,000
The Korea Development Bank
1.000%, due 09/09/26		200,000	198,447
Woori Bank
4.250%, Perpetual (5 Year CMT Rate + 2.664%) (b)		400,000	414,000
			2,534,029
Spain - 0.3%
Banco Santander SA
4.750%, Perpetual (5 Year CMT Rate + 3.753%) (b)		200,000	203,279
Cellnex Telecom SA
1.875%, due 06/26/29	EUR	100,000	120,863
Cellnex Telecom SA CVRT
0.750%, due 11/20/31	EUR	100,000	116,336
Spain Government Bond
0.250%, due 07/30/24 (c)	EUR	170,000	205,783
0.800%, due 07/30/27 (c)	EUR	170,000	212,112
			858,373
Sweden - 0.1%
Sweden Government International Bond
0.125%, due 04/24/23 (c)	EUR	225,000	270,091
Switzerland - 0.3%
Credit Suisse Group AG
4.500%, Perpetual (5 Year CMT Rate + 3.554%) (b)(c)		$200,000	199,154
6.375%, Perpetual (5 Year CMT Rate + 4.822%) (b)(c)		200,000	222,000
UBS Group AG
3.875%, Perpetual (5 Year CMT Rate + 3.098%) (b)(c)		200,000	200,230
4.375%, Perpetual (5 Year CMT Rate + 3.313%) (b)(c)		200,000	204,385
			825,769
Thailand - 0.2%
Bangkok Bank PCL
5.000%, Perpetual (5 Year CMT Rate + 4.729%) (b)		200,000	211,170
Kasikornbank PCL
5.275%, Perpetual (5 Year CMT Rate + 4.940%) (b)		400,000	425,324
			636,494
United Arab Emirates - 0.3%
Abu Dhabi Government International Bond
3.125%, due 04/16/30 (c)		400,000	434,880
1.700%, due 03/02/31 (c)		185,000	178,142
3.125%, due 09/30/49		450,000	459,181
			1,072,203
Total Foreign Bonds (Cost $63,989,903)			65,511,774

BANK LOANS - 5.9% (b)
1011778 BC ULC
1.854%, due 11/19/26 (1 Month U.S. LIBOR + 1.750%)		718,757	710,111
Abe Investment Holdings, Inc.
4.625%, due 02/19/26 (1 Month U.S. LIBOR + 4.500%)		38,967	38,991
Access CIG LLC
3.842%, due 02/27/25 (1 Month U.S. LIBOR + 3.750%)		44,201	43,992
Acrisure LLC
3.604%, due 02/16/27 (1 Month U.S. LIBOR + 3.500%)		135,024	133,773
ADMI Corp.
4.750%, due 12/23/27 (1 Month U.S. LIBOR + 3.250%)		70,000	70,000
AECOM
1.854%, due 04/13/28 (1 Month U.S. LIBOR + 1.750%)		110,000	110,103
Air Methods Corp.
4.500%, due 04/21/24 (3 Month U.S. LIBOR + 3.500%)		59,077	58,348
Aldevron LLC
4.250%, due 10/11/26 (1 Month U.S. LIBOR + 3.250%)		118,250	118,435
Allied Universal Holdco LLC
4.250%, due 05/14/28 (1 Month U.S. LIBOR + 3.750%)		373,500	375,007
Alterra Mountain Co.
2.854%, due 07/31/24 (1 Month U.S. LIBOR + 2.750%)		127,725	126,448
Altice France SA
4.155%, due 08/14/26 (3 Month U.S. LIBOR + 4.000%)		138,931	138,924
American Airlines, Inc.
5.500%, due 04/20/28 (3 Month U.S. LIBOR + 4.750%)		130,000	135,696
American Tire Distributors, Inc.
8.500%, due 09/01/24 (1 Month U.S. LIBOR + 7.500%)		26,505	26,565
8.500%, due 09/01/24 (3 Month U.S. LIBOR + 7.500%)		2,968	2,975
Aramark Services, Inc.
1.854%, due 03/11/25 (1 Month U.S. LIBOR + 1.750%)		53,000	52,553
Ascend Learning LLC
4.000%, due 07/12/24 (1 Month U.S. LIBOR + 3.000%)		137,452	137,524
AssuredPartners, Inc.
3.604%, due 02/13/27 (1 Month U.S. LIBOR + 3.500%)		234,193	233,267
Asurion LLC
3.104%, due 11/03/23 (1 Month U.S. LIBOR + 3.000%)		70,273	69,987
Asurion LLC
3.354%, due 12/23/26 (1 Month U.S. LIBOR + 3.250%)		154,225	152,659
Avantor Funding, Inc.
3.250%, due 11/06/27 (1 Month U.S. LIBOR + 2.250%)		119,400	119,586
Avaya, Inc.
4.073%, due 12/15/27 (1 Month U.S. LIBOR + 4.000%)		150,000	150,563
Avaya, Inc.
4.323%, due 12/15/27 (1 Month U.S. LIBOR + 4.250%)		22,161	22,255
Berry Global, Inc.
1.827%, due 07/01/26 (1 Month U.S. LIBOR + 1.750%)		440,100	437,257
Blackhawk Network Holdings, Inc.
3.104%, due 06/15/25 (1 Month U.S. LIBOR + 3.000%)		107,958	106,893
Brand Industrial Services, Inc.
5.250%, due 06/21/24 (3 Month U.S. LIBOR + 4.250%)		59,153	58,275
Brown Group Holding LLC
3.250%, due 06/07/28 (3 Month U.S. LIBOR + 2.750%)		112,000	111,552
Caesars Resort Collection LLC
4.604%, due 07/20/25 (1 Month U.S. LIBOR + 4.500%)		54,588	54,826
Camelot Finance SA
4.000%, due 10/31/26 (1 Month U.S. LIBOR + 3.000%)		109,450	109,667
Carnival Corp.
8.500%, due 06/30/25 (1 Month U.S. LIBOR + 3.000%)		60,000	59,850
Castle US Holding Corp.
3.897%, due 01/31/27 (3 Month U.S. LIBOR + 3.750%)		143,521	142,029
Cengage Learning, Inc.
5.250%, due 06/07/23 (6 Month U.S. LIBOR + 4.250%)		57,444	57,608
5.250%, due 06/07/23 (2 Month U.S. LIBOR + 4.250%)		1,664	1,668
Cengage Learning, Inc.
5.750%, due 06/29/26 (1 Month U.S. LIBOR + 4.750%)		180,000	180,451
CenturyLink, Inc.
2.354%, due 03/15/27 (1 Month U.S. LIBOR + 2.250%)		492,500	486,528
Charter Communications Operating LLC
1.860%, due 02/01/27 (1 Month U.S. LIBOR + 1.750%)		489,870	486,706
Charter NEX US, Inc.
4.500%, due 12/01/27 (1 Month U.S. LIBOR + 4.250%)		69,825	69,127
CHG Healthcare Services, Inc.
4.000%, due 06/07/23 (6 Month U.S. LIBOR + 3.000%)		62,461	62,474
Clarios Global LP
3.354%, due 04/30/26 (1 Month U.S. LIBOR + 3.250%)		589,829	585,591
ClubCorp Holdings, Inc.
2.897%, due 09/18/24 (3 Month U.S. LIBOR + 2.750%)		24,361	23,460
CoreLogic, Inc.
4.000%, due 06/02/28 (1 Month U.S. LIBOR + 3.500%)		70,000	69,904
CP Atlas Buyer, Inc.
4.250%, due 11/23/27 (1 Month U.S. LIBOR + 3.750%)		119,700	119,569
CQP Holdco LP
4.250%, due 06/05/28 (3 Month U.S. LIBOR + 3.750%)		265,000	264,271
Cvent, Inc.
3.854%, due 11/30/24 (1 Month U.S. LIBOR + 3.750%)		112,474	111,293
Dcert Buyer, Inc.
4.104%, due 10/16/26 (1 Month U.S. LIBOR + 4.000%)		79,597	79,796
Deerfield Dakota Holding LLC
4.750%, due 04/09/27 (1 Month U.S. LIBOR + 3.750%)		103,975	104,606
Dell International LLC
2.000%, due 09/19/25 (1 Month U.S. LIBOR + 1.750%)		787,514	788,250
Diamond BC BV
3.186%, due 09/06/24 (3 Month U.S. LIBOR + 3.000%)		39,288	39,136
EAB Global, Inc.
3.750%, due 06/25/28 (1 Month U.S. LIBOR + 3.500%)		170,000	170,000
EG Finco Ltd.
4.203%, due 02/05/25 (3 Month U.S. LIBOR + 4.000%)		28,077	27,927
Endurance International Group Holdings, Inc.
4.250%, due 02/10/28 (6 Month U.S. LIBOR + 3.500%)		155,000	154,547
Envision Healthcare Corp.
3.854%, due 10/10/25 (1 Month U.S. LIBOR + 3.750%)		49,611	42,634
Filtration Group
3.093%, due 03/31/25 (1 Month U.S. LIBOR + 3.000%)		120,426	119,610
Finastra USA, Inc.
4.500%, due 06/13/24 (6 Month U.S. LIBOR + 3.500%)		60,233	59,384
Finastra USA, Inc.
8.250%, due 06/13/25 (6 Month U.S. LIBOR + 7.250%)		20,000	20,256
Flex Acquisition Co., Inc.
3.452%, due 06/29/25 (3 Month U.S. LIBOR + 3.250%)		14,824	14,701
Flexential Intermediate Corp.
3.647%, due 08/01/24 (3 Month U.S. LIBOR + 3.500%)		29,540	27,229
Gainwell Acquisition Corp.
4.750%, due 10/01/27 (3 Month U.S. LIBOR + 4.000%)		239,112	240,307
Gogo Intermediate Holdings LLC
4.500%, due 04/30/28 (3 Month U.S. LIBOR + 3.750%)		65,000	64,984
Graham Packaging Co., Inc.
3.750%, due 08/04/27 (1 Month U.S. LIBOR + 3.000%)		73,291	73,312
Great Outdoors Group LLC
5.000%, due 03/05/28 (6 Month U.S. LIBOR + 4.250%)		194,025	194,965
Greeneden US Holdings II LLC
4.750%, due 12/01/27 (1 Month U.S. LIBOR + 4.000%)		230,753	231,578
Harbor Freight Tools USA, Inc.
3.750%, due 10/19/27 (1 Month U.S. LIBOR + 3.000%)		94,525	94,662
Hayward Industries, Inc.
3.250%, due 05/28/28 (1 Month U.S. LIBOR + 2.750%)		175,000	174,754
Helios Software Holdings, Inc.
3.917%, due 03/11/28 (6 Month U.S. LIBOR + 3.750%)		211,286	211,649
Herman Miller, Inc.
2.190%, due 06/29/28 (1 Month U.S. LIBOR + 2.000%)		80,000	80,100
H-Food Holdings LLC
3.792%, due 05/31/25 (1 Month U.S. LIBOR + 3.688%)		54,100	53,842
Hilton Grand Vacations Borrower LLC
3.500%, due 05/20/28 (1 Month U.S. LIBOR + 3.000%)		85,000	85,146
Hyland Software, Inc.
4.250%, due 07/01/24 (1 Month U.S. LIBOR + 3.500%)		216,802	217,456
ICON Luxembourg Sarl
3.000%, due 07/31/28 (1 Month U.S. LIBOR + 2.500%)		294,944	295,751
Indigo Merger Sub, Inc.
3.000%, due 07/01/28 (1 Month U.S. LIBOR + 2.500%)		73,486	73,687
Intelsat Jackson Holdings SA
6.500%, due 07/13/21 (3 Month U.S. LIBOR + 5.500%)		17,349	17,501
Intelsat Jackson Holdings SA
8.000%, due 11/27/23 (Prime + 4.750%)		115,382	117,497
ION Trading Finance Ltd.
4.917%, due 04/01/28 (6 Month U.S. LIBOR + 4.750%)		240,000	241,350
Jazz Financing Lux Sarl
4.000%, due 04/22/28 (1 Month U.S. LIBOR + 3.500%)		330,000	331,417
KFC Holding Co.
1.832%, due 03/15/28 (1 Month U.S. LIBOR + 1.750%)		130,673	130,952
Kronos Acquisition Holdings, Inc.
4.250%, due 12/22/26 (3 Month U.S. LIBOR + 3.750%)		129,350	128,609
Level 3 Financing, Inc.
1.854%, due 03/01/27 (1 Month U.S. LIBOR + 1.750%)		337,328	332,531
LifePoint Health, Inc.
3.854%, due 11/16/25 (1 Month U.S. LIBOR + 3.750%)		99,520	99,406
Lower Cadence Holdings LLC
4.104%, due 05/22/26 (1 Month U.S. LIBOR + 4.000%)		112,269	111,718
Lummus Technology Holdings V LLC
3.604%, due 06/30/27 (1 Month U.S. LIBOR + 3.500%)		84,576	84,183
Madison IAQ LLC
3.750%, due 06/21/28 (3 Month U.S. LIBOR + 3.250%)		100,000	100,172
Marriott Ownership Resorts, Inc.
1.854%, due 08/31/25 (1 Month U.S. LIBOR + 1.750%)		155,000	153,276
Messer Industries USA, Inc.
2.647%, due 03/01/26 (3 Month U.S. LIBOR + 2.500%)		17,284	17,189
Mister Car Wash Holdings, Inc.
3.096%, due 05/14/26 (1 Month U.S. LIBOR + 3.000%)		47,796	47,687
Mitchell International, Inc.
3.354%, due 12/01/24 (1 Month U.S. LIBOR + 3.250%)		162,343	161,076
Nouryon USA LLC
2.843%, due 10/01/25 (1 Month U.S. LIBOR + 2.750%)		74,239	73,791
5.000%, due 10/01/25 (Prime + 1.750%)		11,518	11,448
OneDigital Borrower LLC
5.250%, due 11/16/27 (3 Month U.S. LIBOR + 4.500%)		151,496	152,317
5.250%, due 11/16/27 (1 Month U.S. LIBOR + 4.500%)		3,117	3,134
OneDigital Borrower LLC
5.250%, due 11/16/27 (1 Month U.S. LIBOR + 4.500%)		5,000	5,027
Option Care Health, Inc.
3.854%, due 08/06/26 (1 Month U.S. LIBOR + 3.750%)		138,073	138,332
Organon & Co.
3.500%, due 06/02/28 (6 Month U.S. LIBOR + 3.000%)		345,000	345,792
Pacific Gas and Electric Co.
3.500%, due 01/01/22 (3 Month U.S. LIBOR + 3.000%)		74,250	73,380
Packers Holdings LLC
4.000%, due 03/09/28 (3 Month U.S. LIBOR + 3.250%)		114,713	114,259
Padagis LLC
5.250%, due 07/31/28 (1 Month U.S. LIBOR + 4.750%)		75,000	74,350
PAREXEL International Corp.
2.854%, due 09/27/24 (1 Month U.S. LIBOR + 2.750%)		246,013	244,957
Peraton Corp.
4.500%, due 02/01/28 (1 Month U.S. LIBOR + 3.750%)		129,675	130,278
Petco Health & Wellness Co., Inc.
4.000%, due 03/04/28 (3 Month U.S. LIBOR + 3.250%)		134,663	134,543
PetSmart, Inc.
4.500%, due 02/12/28 (6 Month U.S. LIBOR + 3.750%)		75,000	75,150
Project Alpha Intermediate Holding, Inc.
4.110%, due 04/26/24 (1 Month U.S. LIBOR + 4.000%)		174,735	175,202
Proofpoint, Inc.
3.750%, due 06/10/28 (1 Month U.S. LIBOR + 3.250%)		140,000	139,388
Radiate Holdco LLC
4.250%, due 09/25/26 (1 Month U.S. LIBOR + 3.500%)		124,375	124,645
Radiology Partners, Inc.
4.323%, due 07/09/25 (1 Month U.S. LIBOR + 4.250%)		65,552	65,615
4.345%, due 07/09/25 (1 Month U.S. LIBOR + 4.250%)		56,204	56,259
Redstone Holdco 2 LP
5.500%, due 04/27/28 (3 Month U.S. LIBOR + 4.750%)		50,310	50,289
Redstone Holdco 2 LP
5.500%, due 04/27/28 (1 Month U.S. LIBOR + 4.750%)		19,690	19,682
Rentpath, LLC
7.000%, due 12/17/21 (Prime + 3.750%) (e)		4,677	678
SCIH Salt Holdings, Inc.
4.750%, due 03/16/27 (3 Month U.S. LIBOR + 4.000%)		114,713	115,083
Securus Technologies Holdings LLC
5.500%, due 11/01/24 (6 Month U.S. LIBOR + 4.500%)		48,008	45,199
Sedgwick Claims Management Services, Inc.
3.843%, due 09/03/26 (1 Month U.S. LIBOR + 3.750%)		29,400	29,390
Solenis Holdings LLC
4.135%, due 06/26/25 (3 Month U.S. LIBOR + 4.000%)		78,308	78,392
Solera LLC
4.500%, due 06/04/28 (6 Month U.S. LIBOR + 4.000%)		335,000	336,404
Sophia LP
3.897%, due 10/07/27 (3 Month U.S. LIBOR + 3.750%)		139,300	139,590
Spin Holdco, Inc.
4.750%, due 03/04/28 (3 Month U.S. LIBOR + 4.000%)		94,763	95,029
SRS Distribution, Inc.
4.250%, due 06/02/28 (1 Month U.S. LIBOR + 3.750%)		110,000	110,069
Surf Holdings LLC
3.628%, due 03/05/27 (3 Month U.S. LIBOR + 3.500%)		108,900	108,322
Team Health Holdings, Inc.
3.750%, due 02/06/24 (1 Month U.S. LIBOR + 2.750%)		24,614	23,978
Tech Data Corp.
3.604%, due 07/01/25 (1 Month U.S. LIBOR + 3.500%)		99,250	99,533
The Edelman Financial Engines Center LLC
4.500%, due 04/07/28 (1 Month U.S. LIBOR + 3.750%)		73,398	73,571
The EW Scripps Co.
3.313%, due 05/01/26 (1 Month U.S. LIBOR + 2.563%)		33,261	33,199
The Hertz Corp.
4.000%, due 06/30/28 (1 Month U.S. LIBOR + 3.500%)		25,660	25,671
The Hertz Corp.
4.500%, due 09/29/28 (1 Month U.S. LIBOR + 3.500%)		139,900	139,958
The Hillman Group, Inc.
3.250%, due 01/24/28 (1 Month U.S. LIBOR + 2.750%)		58,186	58,133
The Hillman Group, Inc.
3.250%, due 01/24/28 (1 Month U.S. LIBOR + 2.750%)		11,814	11,803
TIBCO Software, Inc.
3.850%, due 06/30/26 (1 Month U.S. LIBOR + 3.750%)		227,650	227,366
Titan Acquisition Ltd.
3.167%, due 03/28/25 (6 Month U.S. LIBOR + 3.000%)		44,313	43,636
TransDigm, Inc.
2.354%, due 12/09/25 (1 Month U.S. LIBOR + 2.250%)		182,683	180,195
Traverse Midstream Partners LLC
6.500%, due 09/27/24 (1 Month U.S. LIBOR + 5.500%)		58,904	59,273
TricorBraun Holdings, Inc.
3.750%, due 03/03/28 (6 Month U.S. LIBOR + 3.250%)		61,228	60,861
TricorBraun Holdings, Inc.
3.750%, due 03/03/28 (6 Month U.S. LIBOR + 3.250%)		13,772	13,689
UFC Holdings LLC
3.750%, due 04/29/26 (6 Month U.S. LIBOR + 3.000%)		72,582	72,583
UKG, Inc.
3.854%, due 05/03/26 (1 Month U.S. LIBOR + 3.750%)		128,118	128,358
UKG, Inc.
4.000%, due 05/03/26 (3 Month U.S. LIBOR + 3.250%)		104,214	104,470
United Airlines, Inc.
4.500%, due 04/21/28 (3 Month U.S. LIBOR + 3.750%)		244,775	248,328
United Natural Foods, Inc.
3.604%, due 10/22/25 (1 Month U.S. LIBOR + 3.500%)		16,878	16,912
Verscend Holding Corp.
4.104%, due 08/27/25 (1 Month U.S. LIBOR + 4.000%)		75,000	75,295
Vertical US Newco, Inc.
4.478%, due 07/31/27 (6 Month U.S. LIBOR + 4.250%)		193,541	194,066
WestJet Airlines Ltd.
4.000%, due 12/11/26 (6 Month U.S. LIBOR + 3.000%)		68,864	67,615
Zayo Group Holdings, Inc.
3.104%, due 03/09/27 (1 Month U.S. LIBOR + 3.000%)		59,336	58,784
Zebra Buyer LLC
3.750%, due 04/22/28 (1 Month U.S. LIBOR + 3.250%)		115,000	115,575
Total Bank Loans (Cost $17,763,328)			17,840,440

		Shares
COMMON STOCKS - 0.8%
Consumer Discretionary - 0.1%
General Motors Co. (f)		4,096	242,360
Financials - 0.4%
CIT Group, Inc.		3,535	182,371
Credit Agricole SA		13,275	185,962
Credit Suisse Group AG - ADR		12,822	134,503
Societe Generale SA		6,030	177,750
Synovus Financial Corp.		3,925	172,229
US Bancorp		4,465	254,371
			1,107,186
Industrials - 0.2%
Delta Air Lines, Inc. (f)		4,966	214,829
The Boeing Co. (f)		1,579	378,266
			593,095
Real Estate - 0.1%
Americold Realty Trust		7,252	274,488
Safehold, Inc.		898	70,493
			344,981
Total Common Stocks (Cost $2,225,341)			2,287,622

PREFERRED STOCKS - 1.2%
Communication Services - 0.0% (g)
2020 Cash Mandatory Exchangeable Trust CVRT, 5.250% (c)(e)		95	119,945
Financials - 0.1%
US Bancorp, 3.500% (b)		175	172,550
Wells Fargo & Co., 5.850% (b)		4,300	118,465
			291,015
Health Care - 0.1%
Becton Dickinson and Co. CVRT, 6.000%		2,150	115,047
Danaher Corp. CVRT, 4.750%		115	206,840
			321,887
Industrials - 0.1%
Stanley Black & Decker, Inc. CVRT, 5.250%		2,100	253,533

Information Technology - 0.1%
Broadcom, Inc. CVRT, 8.000%		190	288,775
Sabre Corp. CVRT, 6.500%		400	64,476
			353,251
Utilities - 0.8%
Algonquin Power & Utilities Corp. CVRT, 7.750%		5,050	250,772
American Electric Power Co., Inc. CVRT, 6.125%		6,600	338,184
Dominion Energy, Inc. CVRT, 7.250% (a)		3,200	310,816
DTE Energy Co. CVRT, 6.250%		5,500	271,865
NextEra Energy, Inc. CVRT, 4.872%		6,300	353,745
NextEra Energy, Inc. CVRT, 5.279%		6,600	323,136
NextEra Energy, Inc. CVRT, 6.219%		3,500	172,900
The Southern Co. CVRT, 6.750%		6,900	349,347
			2,370,765
Total Preferred Stocks (Cost $3,537,764)			3,710,396

		Notional
PURCHASED OTC OPTIONS - 0.0% (g)	Contracts	Amount
Currency Call Option - 0.0% (g)
Australian Dollar, 9/17/21 at $0.7325	9,117,000	$9,117,000	73,711
Currency Put Options - 0.0% (g)
Canadian Dollar, 10/7/21 at $1.22	1,550,000	1,550,000	9,765
Mexican Peso, 7/22/21 at $19.25	1,235,000	1,235,000	635
			10,400
Total Purchased OTC Options (Cost $96,623)			84,111

AFFILIATED REGISTERED INVESTMENT COMPANIES - 6.3%	Shares
Voya Emerging Markets Hard Currency Debt Fund - Class P	533,487		5,201,495
Voya Floating Rate Fund - Class P	1,114,304		10,106,735
Voya High Yield Bond Fund - Class P	479,881		3,891,832
Total Affiliated Registered Investment Companies (Cost $19,117,262)			19,200,062

Total Investments at Value - 98.0% (Cost $293,154,711)			296,327,862
Other Assets in Excess of Liabilities - 2.0%			6,167,217
Net Assets - 100.0%			$302,495,079

Percentages are stated as a percent of net assets.

(a)	This security or a partial position of this security is on loan at June 30, 2021. The total fair value of securities on loan at June 30, 2021 was $2,259,356 (Note 7).
(b)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2021.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of June 30, 2021, the value of these investments was $124,014,736, or 41.0% of total net assets.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2021
(e)	Illiquid security. The total fair value of such securities is $4,347,163 as of June 30, 2021, representing 1.4% of net assets.
(f)	Non-income producing security.
(g)	Represents less than 0.1%.

ADR American Depository Receipt

CVRT Convertible Security

REMIC Real Estate Mortgage Investment Conduit

CMT Constant Maturity U.S. Treasury

LIBOR London Interbank Offered Rate

EURIBOR Euro Interbank Offered Rate

NIBOR Norwegian Interbank Offered Rate

SOFR Secured Overnight Financing Rate

SONIA Sterling Overnight Interbank Average Rate

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CNY Chinese Yuan

COP Colombian Peso

EUR Euro

GBP British Pound

IDR Indonesian Rupiah

INR Indian Rupee

JPY Japanese Yen

MXN Mexican Peso

MYR Malaysian Ringgit

NOK Norwegian Krone

NZD New Zealand Dollar

PHP Philippine Peso

SGD Singapore Dollar

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2019.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4)	Change in the registrant’s independent public accountants. Not applicable

(c)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH

Code of Ethics

Exhibit 99.CERT

Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT

Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Mutual Funds, Inc.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	9/3/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	9/3/2021

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	9/2/2021

*	Print the name and title of each signing officer under his or her signature.